                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-7450
                                                     --------

                        MetLife Investment Funds, Inc.
                        -------------------------------
              (Exact name of registrant as specified in charter)

                   400 Atrium Drive, Somerset, NJ 08873-4172
                  ------------------------------------------
              (Address of principal executive offices) (Zip code)

                           Alan C. Leland, President
                        MetLife Investment Funds, Inc.
                               400 Atrium Drive
                        Somerset, New Jersey 08873-4172
                        -------------------------------
                    (Name and address of agent for service)

                                   Copy To:
                             Christopher E. Palmer
                              Goodwin Procter LLP
                           901 New York Avenue, N.W.
                            Washington, D.C. 20001
                             ---------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 732-514-2000

                     Date of fiscal year end: December 31
                                              -----------

        Date of reporting period: January 1, 2006 through June 30, 2006
                                  -------------------------------------

[LOGO] the
MetLife Investment
funds
                                    [GRAPHIC]




 Semiannual Report June 30, 2006

 MetLife Investment International Stock Fund

 MetLife Investment Small Company Stock Fund

 MetLife Investment Large Company Stock Fund

 MetLife Investment Diversified Bond Fund

Letter from the Chairman of the Board

August 2006

To Our Investors:

   We are pleased to provide you with the June 30, 2006 Semi Annual Report for the MetLife Investment Funds, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product or Qualified Plan.

   Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

   We look forward to serving your future investment needs.

                                Sincerely,


                                  /s/
                                  Elizabeth M. Forget
                                Elizabeth M. Forget
                                Chairman of the Board
                                MetLife Investment Funds, Inc.

                  METLIFE INVESTMENT INTERNATIONAL STOCK FUND

    The MetLife Investment International Stock Fund (I Shares) returned 10.38% for the period ended June 30, 2006. The MSCI EAFE Index returned 10.16% for the same period.

    The following commentary was provided by Alliance Capital Management L.P. ("Alliance"), subadviser to the MetLife Investment International Stock Fund. Alliance managed 35% of the Fund as of June 30, 2006. Alliance uses a "value" approach in the management of its portion of the Fund.

    Overall, international equities had a strong run in the first half of this year, but slowed after an earnings reversal in May and June. The MSCI EAFE
Index rose 10.2% against the backdrop of increased international M&A activity and a robust world economy. Japanese stocks rallied along with Japan's domestic economy, but pulled back in May and June, as investors diverted investments from emerging economies and Japan into safer alternatives on concerns sparked by U.S. interest rate hikes. Markets in Europe and Asia were subdued following China's unexpected May interest rate increase. During the period, value stocks continued to outperform their growth counter-parts, as measured by an 11.0% increase in the MSCI EAFE Value Index versus a 9.3% gain in the MSCI EAFE
Growth Index. Utilities and materials sectors were the best performing sectors, and energy shares were up as continuing international tensions kept oil prices high. On the other hand, technology and telecom stocks lagged during the period.

    In the first half of 2006, the segment of the Fund managed by Alliance outperformed its customized benchmark on a gross basis. Investments within the industrial commodities and capital equipment sectors added value, as did our underweight of the telecommunications sector. Our stock selection within the energy sector, on the other hand, detracted from relative returns.

    Key contributors included Arcelor, Xstrata, and Canon. Shares of Arcelor rose on investor enthusiasm surrounding the company's takeover by Mittal Steel. Meanwhile, UK mining firm Xstrata rose on its offer for Canadian copper and nickel producer Falconbridge. Canon rose after it reported that first-half profits would be up 15% due to robust sales of digital cameras and color printers.

    Chief detractors were EADS, SES Global, and ORIX. Shares of EADS moved lower: the company has a controlling interest in Airbus, which has been hurt by a six-month production lag in its A380 jet. Meanwhile, SES Global, a Luxembourg-based satellite services group, fell despite a strong first quarter. The market reacted adversely to management's 2006 profitability forecast that fell short of expectations. Additionally, investors appeared to be increasingly concerned about the impact on profitability with the introduction of new satellite services. Finally, Japan's largest non-bank financial firm ORIX fell due to the firm's investment in a fund overseen by Yoshiaki Murakami who is the subject of an insider-trading investigation.

    The following commentary was provided by Oechsle International Advisors LLC ("Oechsle"), subadviser to the MetLife Investment International Stock Fund. Oechsle managed 33% of the Fund as of June 30, 2006. Oechsle uses a "growth" approach in the management of its portion of the Fund.

    International equity markets began the year with a bang, extending the prior 3-year rally through the first quarter and into early May. Boosted by strong corporate activity, positive economic surprises and strong corporate profit results, international markets advanced nearly 20% through the first week of May. However, growing anxiety about recent indications of higher inflation and the risk of policy errors by central banks sparked a sharp bout of profit taking that carried through the end of June. The flight to safety yielded a volatile rotation into the larger, more defensive markets around the world. As such, riskier asset classes such as small cap stocks and emerging markets equities suffered disproportionately. Similarly, Japanese equities were victims of the market rotation as the market was one of the strongest developed markets in the world over the prior year.

    In this environment, the growth segment of the Fund managed by Oechsle rose on an absolute basis, but gave up a little ground to the benchmark over the first half of the year. During this period, the growth segment was structured in a way that it was overweight to Continental Europe (and opportunities in Germany and the Netherlands in particular) offset by an underweight to the United Kingdom. In Asia, it was overweight in Japan offset by underweights to Australia and Hong Kong. This orientation has served clients well over the past year, but became a headwind in the second quarter as previously out-of-favor markets strengthened. However, while the country orientations hampered relative performance this year, stock selection continued to be strong and add value. This was particularly evident in the markets of Germany, France and Japan where the growth segment's holdings outperformed. The strongest contributors were Schering, Suez, Carrefour, and Deutsche Bank. In Asia, performance was mixed as strong stock selection in Japan was offset by the overweight exposure to the underperforming Japanese market.

    The following commentary was provided by SSgA Funds Management, Inc. ("SSgA"), subadviser to the MetLife Investment International Stock Fund. SSgA managed 32% of the Fund as of June 30, 2006. SSgA uses a "core" approach in the management of its portion of the Fund.

    Following robust gains in the first quarter of this year, global equity markets traveled a bumpier road during the second quarter. The uptrend established during the winter continued through April and into early May, as corporate profits and economic activity stayed strong against a backdrop of stable inflation. But when the U.S. Federal Reserve, in lifting the Fed funds target to 5% on May 10, stated that additional tightening "may yet be needed to address inflation risks", the policy outlook lost its beneficial aura of certainty. Equity investors quickly began paring back positions, and when the core inflation report a week later corroborated the Fed's concern, volatility surged in earnest accompanied by sharp declines in investor sentiment. However, even though incoming inflation data did remain sticky, cheaper shares attracted some cautious buying, and when the wording that accompanied the June 29 hike of the US fed funds rate to 5.25% was more dovish than expected, stock prices ended the first half of 2006 with a fresh burst of exuberance.

    Helped in large part by protracted April weakness in the U.S. dollar, which was only mildly reversed when the US Federal Reserve started talking tougher, the MSCI EAFE(R) Index recovered sharply enough from mid-June lows to eke out a 0.7% return for the second quarter and raise its year-to-date result to 10.2%. Belying these positive results, every EAFE market save dollar-linked Hong Kong showed a decline in local terms during the quarter, and EAFE would have returned nearly 5% less had the U.S. dollar not tumbled. The S&P 500(R) slipped 1.4% in the second quarter, cutting its year-to-date return to 2.7%, more than 7% behind EAFE for the first half.

    Relative sector performance during the second quarter reflected concerns that rising interest rates around the world may take an unpleasant toll on economic vigor and profit levels. Information technology, industrials, and consumer discretionary were accordingly the softest groups, with respective three-month losses of 5.5%, 2.4%, and 2.1%. Conversely, more defensive sectors turned in solid gains, led by health care, up 6.3% for the quarter; utilities, ahead 5.9%; and consumer staples, with a return of 4.6%. Energy and telecommunications services were not far behind, as each of these two added 4.1% for the quarter. The top sector on a year-to-date basis is utilities, where cross-border takeover bids helped the group to a 17.8% six-month return. The second-quarter softness in information technology pared the sector's six-month return back to 2.2%, leaving it the weakest sector on a year-to-date basis.

    The SsgA managed core segment's outperformance during the first half of 2006 was driven by stock selection across multiple sectors, with materials and health care holdings accounting for the majority of excess returns. On an individual security basis, performance was led by an overweight in European steel maker Arcelor, which appears to be in the final stages of finalizing a deal with industry rival Mittal Steel after resisting for most of this year. Overall, Arcelor shares rose 104.1% during the period and added approximately 70 bps of excess return to the portfolio. Vallourec, a European industrial tube manufacturer also contributed nicely, rising 119.1% over the six-month period and adding roughly 50 bps in active returns. Other names providing a significant lift in the first half of 2006 included overweights in Corus Group, Schering, and BNP Paribas which were up 68.6%, 72.9% and 24.3%, respectively.

    On the downside, the two weakest performing sectors were utilities and consumer discretionary. Combined, utilities and consumer discretionary holdings pared excess returns by approximately 40 bps over the six-month period. Notable individual detractors to performance included overweights to EADS (parent company of Airbus Industries), which fell 22.1%, and Gestevision Telecinco, which was flat for the period. In addition, performance was impacted by underweights in BG Group and SUEZ, which gained 36.2% and 38.2%, respectively over the period, but negatively impacted active returns by approximately 20 bps.

Top Ten Holdings by Market Value
As of June 30, 2006

                                                      Percent of
               DESCRIPTION                            Net Assets
               -------------------------------------------------
               ING Groep NV                              2.21%
               Mitsubishi Tokyo Financial Group, Inc.    1.66
               GlaxoSmithKline PLC                       1.63
               ENI SpA                                   1.59
               Sumitomo Mitsui Financial Group, Inc.     1.50
               Sanofi-Aventis                            1.47
               Total SA                                  1.36
               Canon, Inc.                               1.29
               Repsol YPF SA                             1.23
               AstraZeneca PLC                           1.22

Portfolio Sector Information
As of June 30, 2006

Reflected as a percentage of total long-term investments

                                            [CHART]

Financial                                  31.7%
Consumer, Cyclical                         12.9%
Consumer, Non-cyclical                     12.8%
Basic Materials                            10.2%
Energy                                      8.9%
Industrial                                  8.4%
Communications                              7.6%
Utilities                                   5.2%
Technology                                  2.3%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT INTERNATIONAL STOCK FUND (I SHARES)
                             AND MSCI EAFE INDEX*

                                    [CHART]

              International Stock Fund       MSCI EAFE Index
              ------------------------       ---------------
Jun-1996            $10,000.00                 $10,000.00
Dec-1996             11,265.10                  10,146.36
Jun-1997             12,273.58                  11,283.51
Dec-1997             11,829.18                  10,326.72
Jun-1998             13,673.33                  11,971.56
Dec-1998             13,592.67                  12,386.19
Jun-1999             14,560.69                  12,907.62
Dec-1999             18,013.31                  15,733.35
Jun-2000             17,987.70                  15,121.34
Dec-2000             16,566.95                  13,504.05
Jun-2001             13,936.87                  11,531.21
Dec-2001             13,015.51                  10,608.42
Jun-2002             11,886.45                  10,436.36
Dec-2002             10,111.88                   8,917.44
Jun-2003             10,788.19                   9,762.13
Dec-2003             13,149.81                  12,358.30
Jun-2004             13,446.67                  12,922.27
Dec-2004             15,101.26                  14,860.50
Jun-2005             14,777.82                  14,686.40
Dec-2005             17,312.83                  16,871.95
Jun-2006             19,109.65                  18,586.43



    ---------------------------------------------------------------------
                                           Average Annual Return
                                           (for the period ended 6/30/06)
    ---------------------------------------------------------------------
                                           1 Year    5 Year    10 Year
    ---------------------------------------------------------------------
--  International Stock Fund--I Shares     29.31%     6.52%     6.69%
                 --R Shares**              28.87%     6.23%     6.55%
    ---------------------------------------------------------------------
- - MSCI EAFE Index(1)                     26.56%    10.02%     6.39%
    ---------------------------------------------------------------------

        Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    ----
     *The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.
    **Returns shown in the table for R Shares prior to their commencement date
      (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.
   (1)The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed markets in Europe, Australasia and the Far East. The Index does not have expenses and is not an actual investment.

                  METLIFE INVESTMENT SMALL COMPANY STOCK FUND

    The MetLife Investment Small Company Stock Fund (I Shares) returned 5.86% for the period ended June 30, 2006. The Russell 2500 Index returned 6.32% for the same period.

    The following commentary was provided by OFI Institutional Asset Management, Inc. ("OFI Institutional"), subadviser to the MetLife Investment Small Company Stock Fund. OFI Institutional managed 34% of the Fund as of
June 30, 2006. OFI Institutional uses a "growth" approach in the management of its portion of the Fund. Babson Capital Management LLC served as subadviser of the Fund until April 30, 2006. OFI Institutional began managing assets of the Fund on May 1, 2006.

    An apt description of the first half Russell 2000's (R2) and Russell 2000 Growth's (R2G) market performance comes from the Blood, Sweat and Tears' hit, Spinning Wheel, "What goes up, must come down, spinning wheel got to go around." During the first half we saw the market rise 16% to its peak on May 5, fall 15% to the quarter low on June 14, only to rise again 8% by the end of the quarter. For the quarter, the R2 and R2G were down 5.0% and 7.3%, respectively. Half-way through the year, the composites are up 8.2% and 6.1%.

    The renewed volatility in the market, as measured by the volatility index
(VIX), may be a result of the intense debate between the forces of inflation and growth. A measure of inflation, the core consumer price index (CPI), continues to rise above the Federal Reserve Board's (FRB) stated goal of 2%. The increase is being driven by a large increase in a key component--owners' equivalent rent (OER). OER is approximately one-third of the CPI. The reported inflation figures, without the influence of OER, would be lower but still above the level of the past several years. So if inflation looks controlled, is there too much growth in the economy such that inflation will accelerate? GDP rose greater than 5% year-on-year in first quarter 2006. Yet, GDP estimates for the remainder of the year are under 3%. The FRB raised short-term interest rates at the end of June (17th time and counting) suggesting inflation is evident in the economy. Yet, trying to divine meaning from the FRB's words and actions would lead one to believe that Goldilocks (growth with no inflation) has left the house and the Bear family's arrival home is about to result in a gruff snort from Papa "there is no inflation," a whine from Mama "you call this growth", and from Baby a whimper, "the party's over."

    In contrast to the first quarter, when small-cap stocks had a 9.7 percentage-point lead over the broad market, the Russell 2000(R) Index fell 3.6 percentage points behind the S&P(R) in the second quarter. Within the small-cap index, value stocks lost 2.7% in the quarter, while growth stocks gave up 7.3%. This marked the first quarterly advantage for value in a year.

    The segment of the MetLife Investment Small Company Stock Fund managed by OFI Institutional trailed the benchmark Russell 2000 Growth(R) Index but outperformed the broad market S&P 500. The relative shortfall in the first half of 2006 was largely a result of unfavorable stock selection in the Consumer Discretionary and Materials sectors, which, combined, cost 3.3 percentage points of variance. On the positive side, Information Technology and Health Care were the strongest sectors, contributing a combined 2.2 points of added value relative to the Russell 2000 Growth Index. So, how does one position an equity-based portfolio with many divergent economic indicators sending mixed signals? For the past several years, overweighting Home Builders, Materials companies, and lower-quality companies resulted in outperformance. Owning some of these stocks made sense during a Goldilocks environment. To the investor there was no penalty for absorbing more risk. However, over the past year (ex-1Q06), the impact of owning lower quality has begun to reduce equity returns. For instance, Home Builders rose 38% during the first half of 2005 and have declined 33% for this year's first half. Likewise, during 1Q06 lower-rated R2 and R2G names outperformed higher-rated names by two times (15-18% vs. 8-10%), but in 2Q06 the numbers reversed.

    The following commentary was provided by TCW Investment Management Company ("TCW"). TCW served as a subadvisor to the MetLife Investment Small Company Stock Fund until April 30, 2006. TCW used a "value" approach in the management of its portion of the Fund.

    Holdings within the Consumer Staples and Autos and Transportation sectors as well as the portfolio's underweight position in Financial Services stocks were the strongest contributors to performance during the year to date period ending April 30, 2006. Strong performers within the Consumer Staples sector include Wild Oats Markets, and Longs Drug Stores. Within the Autos and Transportation sector, top performers include Wabtec, and barge operator Kirby Corp.

    Stock selection was also strong in the Energy sector led by alternative energy company FuelCell Energy. However, individual stock picks in both Health Care and Technology dampened returns. Underperforming names in the portfolio for the period under review include technology company Dot Hill, recreational vehicle maker Fleetwood Enterprises, Lear Corp., and Matria Healthcare. Both Lear and Matria were completely sold after triggering a fundamental review based on price decline.

    The following commentary was provided by Delaware Management Company ("Delaware"), subadviser to the MetLife Investment Small Company Stock Fund. Delaware managed 33% of the Fund as of June 30, 2006. Delaware uses a "value" approach in the management of its portion of the Fund. Delaware began managing assets of the Fund on May 1, 2006.

    From the time that Delaware Investments began to manage this fund in early May, only the Transportation, Energy and REIT sectors posted positive returns. Every other sector in the Russell 2000 Value Index posted negative returns, led by Technology that declined over 10%. Unlike the first quarter where small caps outperformed large caps by over 10 percentage points, the May through June period saw a reversal of this performance as large cap equities outperformed small cap equities as the equity markets saw an increase in volatility due to economic uncertainties. Although this most recent 2-month period had negative returns for small capitalization equities, the returns year-to-date remain positive. This is considered an impressive performance given that the Federal Reserve continued to raise short-term interest rates and that energy prices remain high and continued to increase during this period.

    The following commentary was provided by SSgA Funds Management, Inc. ("SSgA"), subadviser to the MetLife Investment Small Company Stock Fund. SSgA managed 33% of the Fund as of June 30, 2006. SSgA uses an index approach in the management of its portion of the Fund.

    The SsgA segment of the MetLife Investment Small Company Stock Fund was managed during the first half of 2006 in a replicated style aimed at matching, as closely as possible, the return of the Russell 2500 Index. Therefore, as economic conditions impacted the index, so too did they impact the segment itself in a similar magnitude.

    Although global equity markets finished the second quarter with an appealing upturn, their fluctuations during May and June sorely tested investor mettle. Troublesome inflation data brought steady equity selling in May, driving volatility measures to levels not seen since 2004. When the US Federal Reserve's statement accompanying the June 29th decision, which lifted short-term rates to 5.25%, appeared distinctly more dovish than a jittery consensus had feared, the first half of 2006 was able to end with a vigorous rally in both share prices and sentiment. Smaller stocks started 2006 in fine fettle, building on their multi-year outperformance, but when policy uncertainty drove volatility higher in May and June, the bloom came off the rose. A snappy set of gains in the last three days of the quarter helped the Russell 2500(R) to notch a 0.05% June return, though for the first half of 2006, the index retained a 6.32% gain due to its strong run in the first quarter of the year. Top performing sectors included telecommunications services, up 18.4% and materials, rising 13.7%. The two sectors in the red on a year-to-date basis were consumer discretionary, down 1.25%, and healthcare, which lost 0.24%. Despite holding even in June, the often defensive healthcare group has been anything but in 2006. While shares of drug makers have stabilized after liability fears gripped the industry in 2005, manufacturers of medical devices have been taking it on the chin in 2006.

Top Ten Holdings by Market Value
As of June 30, 2006

                                                         Percent of
            DESCRIPTION                                  Net Assets
            -------------------------------------------------------
            W-H Energy Services, Inc.                       1.52%
            First Community Bancorp, Inc.                   1.31
            Expeditors International of Washington, Inc.    1.20
            Entegris, Inc.                                  1.13
            Coherent, Inc.                                  1.12
            Advisory Board Co.                              1.10
            CH Robinson Worldwide, Inc.                     1.07
            Bio-Reference Labs, Inc.                        1.03
            ChoicePoint, Inc.                               1.02
            Roper Industries, Inc.                          0.97

Portfolio Sector Information
As of June 30, 2006

Reflected as a percentage of total long-term investments

                                            [CHART]

Industrial                                 19.2%
Consumer, Non-cyclical                     19.0%
Financial                                  19.0%
Consumer, Cyclical                         14.6%
Technology                                  7.8%
Energy                                      7.3%
Communications                              6.0%
Basic Materials                             4.4%
Utilities                                   2.7%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT SMALL COMPANY STOCK FUND (I SHARES)
                            AND RUSSELL 2500 INDEX*

                                    [CHART]

             Small Company Stock Fund        Russell 2500
             ------------------------        ------------
Jun-1996           $10,000.00                $10,000.00
Dec-1996             9,097.92                 10,795.17
Jun-1997             9,172.49                 12,009.99
Dec-1997             9,714.84                 13,424.61
Jun-1998            10,080.92                 14,184.25
Dec-1998             8,874.20                 13,476.29
Jun-1999            10,100.16                 14,943.02
Dec-1999            12,132.01                 16,730.10
Jun-2000            13,556.74                 17,682.70
Dec-2000            13,355.21                 17,444.02
Jun-2001            13,548.99                 18,114.46
Dec-2001            13,565.22                 17,656.84
Jun-2002            12,675.30                 16,735.34
Dec-2002            10,347.95                 14,514.78
Jun-2003            11,965.20                 16,971.01
Dec-2003            14,803.58                 21,120.35
Jun-2004            15,667.94                 22,438.03
Dec-2004            17,014.99                 24,984.09
Jun-2005            17,014.99                 25,293.76
Dec-2005            18,250.32                 27,009.78
Jun-2006            19,320.12                 28,716.36



    -------------------------------------------------------------------------
                                               Average Annual Return
                                               (for the period ended 6/30/06)
    -------------------------------------------------------------------------
                                               1 Year    5 Year    10 Year
    -------------------------------------------------------------------------
--  Small Company Stock Fund--I Shares         13.55%    7.35%      6.81%
                   --R Shares**                13.15%    7.08%      6.67%
    -------------------------------------------------------------------------
- - Russell 2500 Index(1)                      13.53%    9.65%     11.13%
    -------------------------------------------------------------------------

        Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    ----
     *The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.
    **Returns shown in the table for R Shares prior to their commencement date
      (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.
   (1)The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest companies in the Russell 3000 Index. (The Russell 3000 Index includes the 3000 largest U.S. companies based on total market capitalization.) The Russell 2500 is a measure of small to medium-small company stock performance. The Index does not have expenses and is not an actual investment.

                  METLIFE INVESTMENT LARGE COMPANY STOCK FUND

    The MetLife Investment Large Company Stock Fund (I Shares) returned 0.90% for the period ended June 30, 2006. The S&P 500 Index returned 2.71% for the same period.

    The following commentary was provided by Wellington Management Company LLP ("Wellington Management"), subadviser to the MetLife Investment Large Company Stock Fund. Wellington Management managed 34% of the Fund as of June 30, 2006. Wellington Management uses a "value" approach in the management of its portion of the Fund.

    During the first six months of 2006, concerns regarding the resilience of U.S. consumers in the face of a softening housing market and higher borrowing costs hampered returns of more economically sensitive sectors. Energy prices remained high and the Federal Reserve continued to fight inflation through its measured approach. Investors grew increasingly concerned about the monetary tightening during the latter part of the period and, as a result, U.S. equities were more volatile. The U.S. equity market rallied the last day of the period in reaction to the "dovish" Fed comments that accompanied the latest rate hike.

    Small cap stocks led large caps and mid caps for the first half of the year when measured using the Russell 2000, Russell 1000 and S&P MidCap 400 Indices. Value outperformed growth as the Russell 1000 Value Index advanced +6.6% versus a -0.9% decline for the Russell 1000 Growth Index. Within the Russell 1000 Value, all of the ten broad economic sectors posted positive returns. Telecommunication Services and Energy were the best performing sectors, while Information Technology and Health Care posted the weakest results.

    The portion of the MetLife Investment Large Company Stock Fund managed by Wellington Management recorded positive performance for the six-month period, but it underperformed the return of the Russell 1000 Value Index. For the first half of the year, the manager's bottom-up investment approach produced positive benchmark-relative results in three of the ten broad market sectors. Strong stock selection within Utilities, Energy, and Information Technology was not enough to offset the negative impact of stock selection within Financials, Telecommunication Services, and Materials.

    Financials holdings underperformed during the period due to poor performance from Freddie Mac and UnionBanCal. Shares of Freddie Mac struggled due to uncertainty surrounding company's management and accounting practices. Rising interest rates had a negative impact on shares of UnionBanCal as consumers switched to higher rate accounts and the company's access to cheap capital diminished.

    Telecom holdings also underperformed as Deutsche Telekom, operator of the fourth largest mobile phone network in the U.S. with its T-Mobile brand, lagged amid concerns that growth would slow. We missed an opportunity in the first quarter as shares of BellSouth rallied sharply after AT&T launched its takeover bid but we have subsequently added the stock as we have a favorable view of the prospects for this combined company.

    Within Materials, our position in Bowater hurt relative performance. The company reported a quarterly loss as the benefits of cost cutting were offset by machinery downtime and currency headwinds.

    On the positive side, strong performance from stock selection in the Utilities sector was additive to performance. Strong contributors for the period included TXU and Exelon. TXU has restored its financial strength as it announced a rise in first quarter profits as low-cost output from coal and nuclear plants increased. Exelon re-affirmed its earnings guidance for full-year results despite the warmer winter weather that affected the first quarter's earnings. In addition, the company is making progress on its proposed merger with Public Service Enterprise Group.

    Positive performance also came from a variety of stocks across other sectors, including Energy stock Halliburton and Financial holding UBS. Halliburton continued to benefit from high oil prices and increased spending by the oil companies. UBS rose after it reported a strong quarter with solid guidance.

    The following commentary was provided by Smith Barney Fund Management LLC ("Smith Barney"), subadviser to the MetLife Investment Large Company Stock Fund. Smith Barney managed 31% of the Fund as of June 30, 2006. Smith Barney uses a "growth" approach in the management of its portion of the Fund.

    The first half of 2006 concluded with the Russell 1000 Growth Index in negative territory. Strong economic growth coupled with attractive equity valuation clashed with continued fiscal tightening, global uncertainty, and the threat of rising inflation. Eight of the twelve Russell sectors produced positive results during the time period, but the growth index was weighed down by negative returns from its two largest sectors, Technology and Healthcare. The best performing sectors were those linked to strength in commodity prices, such as Integrated Oil and Producer Durables. In addition, the Utility sector produced strong returns driven by its defensive characteristics and merger and acquisition activity. As markets corrected during the last weeks of the second quarter, large capitalization stocks began to deliver relative outperformance versus small capitalization issues, but for the entire six-month period, small cap stocks fared better.

    The growth segment of the Fund managed by Smith Barney declined during the first half of 2006 as solid performance of Energy and Financial issues was overwhelmed by heavily weighted investments in the Healthcare, Technology and Consumer Discretionary sectors. Biotechnology and HMO issues continued to consolidate after having experienced strong share price moves in 2005; United Healthcare was impacted by concern with disclosure and pricing of management stock options.

    The Technology sector presented the greatest challenge during the first half--leading the benchmark downward. A deteriorating environment for capital spending and increased competition impacted many technology industries: storage, semiconductors, communications networks, and personal computers. During the second quarter we reduced investment in this sector.

    Internet investments, which led portfolio performance in 2005, have underperformed in 2006 as investors have become circumspect about respective rates of growth, market share shifts, and business model changes. Other investments in the Consumer Discretionary sector were impacted by concern with the sustainability of consumer spending. As the quarter concluded, many large retailers had attributed poor sales performance to the impact of higher interest rates and energy prices on the consumer's wallet.

    The following commentary was provided by SSgA Funds Management, Inc. ("SSgA"), subadviser to the MetLife Investment Large Company Stock Fund. SSgA managed 35% of the Fund as of June 30, 2006. SSgA uses an index approach in the management of its portion of the Fund.

    The SSgA managed segment of the MetLife Investment Large Company Stock Fund was managed during the first six months of 2006 in a replicated style aimed at matching, as closely as possible, the return of the S&P 500 Index. Therefore, as economic conditions impacted the index, so too did they impact the segment itself in a similar magnitude.

    After touching its lowest level since last November on June 14, the S&P 500(R) bounced sharply to finish the month of June with a scant but positive 0.1% return. Still, its May travails left the S&P with a 1.4% loss for the second quarter and an uninspiring 2.7% gain since the start of 2006. The market turbulence during the second quarter put defensive equity sectors into a leadership role. The top groups through June were Telecommunications Services, up 13.8%, and Energy, rising 13.7%. The latter received a big boost in late June when a bold acquisition bid by Anadarko Petroleum for Kerr-McGee highlighted the apparent cheapness of the sector, as had the proposed privatization of Kinder Morgan, Inc. a month earlier. Information technology was the most challenging area, showing a 1.6% decline in June, a 9.6% plunge over the full second quarter, and a 5.9% retreat on a year-to-date basis. Competitive pressures have led to persistent erosion in the heavily weighted shares of erstwhile stalwarts like Microsoft, Intel, and Dell, consigning technology stocks to the bottom of the performance rankings.

Top Ten Holdings by Market Value
As of June 30, 2006

                                              Percent of
                        DESCRIPTION           Net Assets
                        --------------------------------
                        Exxon Mobil Corp.        2.44%
                        Citigroup, Inc.          2.40
                        Bank of America Corp.    2.36
                        General Electric Co.     2.13
                        Procter & Gamble Co.     1.84
                        Microsoft Corp.          1.69
                        Google, Inc.             1.62
                        ChevronTexaco Corp.      1.47
                        Johnson & Johnson        1.46
                        ConocoPhillips           1.36

Portfolio Sector Information
As of June 30, 2006

Reflected as a percentage of total long-term investments

                                            [CHART]

Financial                                    22.4%
Consumer, Non-cyclical                       21.7%
Communications                               13.1%
Energy                                       10.1%
Technology                                    9.3%
Consumer, Cyclical                            9.0%
Industrial                                    8.9%
Utilities                                     3.2%
Basic Materials                               2.3%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT LARGE COMPANY STOCK FUND (I SHARES)
                              AND S&P 500 INDEX*

 LOGO

    -------------------------------------------------------------------------
                                               Average Annual Return
                                               (for the period ended 6/30/06)
    -------------------------------------------------------------------------
                                               1 Year    5 Year    10 Year
    -------------------------------------------------------------------------
--  Large Company Stock Fund--I Shares         6.98%     1.63%      3.73%
                   --R Shares**                6.60%     1.36%      3.59%
    -------------------------------------------------------------------------
- - S&P 500 Index(1)                           8.63%     2.49%      8.32%
    -------------------------------------------------------------------------

        Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    ----
     *The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.
    **Returns shown in the table for R Shares prior to their commencement date
      (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.
   (1)The S&P 500 Index is a market capitalization weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The Index does not have expenses and is not an actual investment.

                   METLIFE INVESTMENT DIVERSIFIED BOND FUND

    The MetLife Investment Diversified Bond Fund (I Shares) returned (0.86)% for the period ended June 30, 2006. The Lehman Brothers Aggregate Bond Index returned (0.72)% for the same period.

    The following commentary was provided by Western Asset Management Company, LLP ("Western"), subadviser to the MetLife Investment Diversified Bond Fund. Western managed 32% of the Fund as of June 30, 2006. Western uses a "core" approach in the management of its portion of the Fund.

    Interest rates moved broadly higher across the yield curve this year, driven by a tighter-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 bps at each of its four meetings, exceeding the market's expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy. The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter, while headline inflation registered 3-4%, core inflation drifted slightly higher, and TIPS' forward breakeven spreads rose from 2.4% to 2.6%.

    Corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle. Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker's Association index of new mortgage applications has fallen almost 20%, and refinancing activity has fallen about 50% from last summer's highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed thanks to a relatively stable economy and strong profits growth. Mortgage spreads were also relatively stable as volatility remained low.

    The strategies used in the Western segment of the Fund produced mixed to somewhat positive results this year. Overweight duration detracted from performance as interest rates rose, and a modestly bulleted yield curve exposure suffered as the curve flattened. Underweight exposure to the corporate bond sector benefited from wider spreads, but an emphasis on lower quality issues benefited as relatively stable spreads helped those sectors to outperform. Overweight exposure to the mortgage-backed sector contributed positively to performance as low-volatility conditions helped spreads to tighten. TIPS exposure contributed to performance, thanks to an outsized inflation adjustment for the period and higher breakeven spreads.

    The following commentary was provided by Salomon Brothers Asset Management Inc. ("Salomon"). Salomon served as a subadvisor to the MetLife Investment Diversified Bond Fund until April 30, 2006.

    The U.S. economy strengthened during the four-month period ended April 30, 2006. After a 4.1% advance in the third quarter of 2005, according to the U.S. Bureau of Economic Analyses, fourth quarter gross domestic product (GDP) slipped to 1.7%. This marked the first quarter that GDP growth didn't surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising 5.6%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the Labor Department reported that unemployment hit a five-year low in March 2006.

    The Federal Reserve Board ("Fed") continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Greenspan to Ben Bernanke in early 2006, it was business as usual for the Fed, as it raised short-term interest rates during its meetings in January and March. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rate from 1.00% to 4.75%.

    Both short- and long term yields rose over the reporting period. During the four-months ended April 2006, two-year Treasury yields increased from 4.41% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.07%. During part of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the four-month period as a whole, the overall bond market, as measured by the Lehman Aggregate Bond Index, returned -0.83%.

    While the overall bond market was weak during the reporting period, there were pockets of opportunity. For example, the high yield market generated positive returns during the period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry.

    In terms of the fund's performance, its allocation to high yield debt, which significantly outperformed U.S. investment grade debt, enhanced results. In contrast, The fund's allocations to investment grade corporate and U.S. Treasury securities detracted from relative performance in the investment grade portion of the portfolio. During the period, we decreased the fund's allocation to mortgage-backed securities, taking some profits due to the recent strong performance in mortgage markets.

    The following commentary was provided by Wellington Management Company LLP ("Wellington Management"), subadviser to the MetLife Investment Diversified Bond Fund.

Wellington Management managed 33% of the Fund as of June 30, 2006. Wellington Management began managing assets of the Fund in May 2006. They use a "core plus" approach in the management of its portion of the Fund. The following commentary applies to the two month period from May 1, 2006 to June 30, 2006.

    After several months of strong spread sector performance and low volatility, we saw spreads widening in some of the riskier sectors, including lower quality credit, emerging markets and mortgages. The period was also characterized by greater uncertainty about the direction of US monetary policy under the leadership of a new Fed chairman. Heightened uncertainty was compounded by surprisingly high US core inflation data, and by the Federal Reserve raising of rates for the 17th straight time to 5.25% at their last meeting on June 29th. US bond yields, reacting to the rate hikes and some of the stronger economic data, finished the quarter higher. The fixed income markets, as measured by the Lehman Brothers Aggregate Index, posted a total return of 0.10% during May and June.

    This was the initial funding period for the Wellington Management Portfolio within the MetLife Investment Diversified Bond Fund with a starting date of May 1, 2006. Performance of the Fund for the two-month period was in line with the Lehman Brothers Aggregate Index. Our focus during this short period was on transitioning the portfolio to reflect the strategy of our Core Bond Plus approach.

    During the period, the Wellington Management managed segment benefited from its opportunistic allocation to Treasury Inflation Protected Securities ("TIPS") and an underweight to mortgages. Security selection within our opportunistic allocation to high yield also contributed positively to performance. Security selection in investment-grade corporate bonds and mortgage pass-throughs detracted from performance relative to the benchmark.

    Relative to the Lehman Brothers Aggregate Index, the Wellington Management managed segment is overweight investment-grade credit versus an underweight position in Treasuries and agencies. The segment is also underweight pass-through mortgages, which are priced for an environment of low interest rate volatility. We prefer asset-backed and commercial mortgage-backed securities.

    The following commentary was provided by SSgA Funds Management, Inc. ("SSgA"), subadviser to the MetLife Diversified Bond Fund. SSgA managed 35% of the Fund as of June 30, 2006. SSgA uses an index approach in the management of its portion of the Fund.

    The goal of the SsgA managed segment of the Diversified U.S. Bond Fund is to match the returns of the Lehman Brothers Aggregate Bond Index. The cornerstone of this strategy is stratified sampling executed under strict guidelines that eliminate active over/underweight positions. Our portfolio is built with no active management bias and matches the index in all major characteristics, such as duration, sector exposure and quality.

    The US economy began the year with a burst of speed as first-quarter GDP growth was revised up three ticks to a robust 5.6% annualized pace. As a result, the Fed continued on its tightening path, raising the Fed Funds target 100 bps with four 25 bps hikes. The Fed Funds target now stands at 5.25%, its highest rate in five years, after 17 straight 25 bps hikes since the tightening cycle began in 2004. The anemic returns posted by the broad benchmark can be most attributable to the fact that rates were up roughly 80 basis points across the curve for the year. Our process and commitment to matching the major characteristics of the index, specifically duration, played a key factor in effectively tracking the index during the current rising rate environment.

    The 1/st/ quarter was characterized by healthy excess returns. Credit posted an excess return of 33 basis points, while CMBS (Commercial Mortgage Backed Securities) and ABS (Asset Backed Securities) sectors posted excess returns of 51 and 31 basis points, respectively, for the quarter. It was the MBS (Mortgage Backed Securities) sector, however, that was the driver of returns, posting 85 basis points in excess return in just the first two months of the year. In fact, it was the largest excess return gain for a 2-month period since 2002. The month of March saw a reversal in the MBS sector as increased rates and volatility caused the sector to give back 41 basis points of this outstanding performance. Unfortunately, this all changed in the 2/nd/ quarter as the overwhelming theme was risk reduction, primarily driven by uncertainty in Fed policy at home and unrest in Nigeria, Iran, and Korea abroad. All sectors posted negative excess returns for the 2/nd/ quarter but remain slightly positive year-to-date.

    Risk management and efficient implementation of cost saving efforts are at the forefront of our daily procedures. Senior management and portfolio managers have the ability to monitor exposures on a daily basis. Monthly reviews are performed that insure strict compliance to procedures and our philosophy. Reducing costs to enter and exit the market is an important component of index tracking for index portfolio management. Procedures and reporting are continuously being developed and enhanced to protect our investors' interests in the marketplace.

Top Ten Holdings by Market Value
As of June 30, 2006

                                                                 Percent of
     DESCRIPTION                                                 Net Assets
     ----------------------------------------------------------------------
     Federal National Mortgage Association (5.500%, TBA)            8.17%
     Federal National Mortgage Association (5.000%, TBA)            6.56
     Federal National Mortgage Association (6.000%, TBA)            2.86
     Federal National Mortgage Association (6.500%, 02/01/36)       2.37
     Federal Home Loan Mortgage Corp. (5.500%, TBA)                 2.27
     Federal Home Loan Mortgage Corp. (5.000%, TBA)                 2.27
     Government National Mortgage Association (5.000%, TBA)         2.03
     Government National Mortgage Association (6.000%, 07/15/35)    1.98
     Federal National Mortgage Association (4.500%, TBA)            1.60
     Government National Mortgage Association (5.500%, TBA)         1.53

Portfolio Sector Information
As of June 30, 2006

Reflected as a percentage of total long-term investments

                                            [CHART]

U.S. Government                  62.5%
Corporate Bonds & Notes          24.8%
Asset Backed                     11.4%
Foreign Government                1.1%
Other                             0.1%
Municipals                        0.1%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN THE METLIFE INVESTMENT DIVERSIFIED BOND FUND (I SHARES)
                 AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                                    [CHART]

                                        Lehman Brothers
             Diversified Bond Fund    Aggregate Bond Index
             ---------------------    --------------------
Jun-1996          $10,000.00              $10,000.00
Dec-1996           10,603.62               10,490.49
Jun-1997           10,927.47               10,815.00
Dec-1997           11,872.21               11,503.29
Jul-1998           12,386.61               11,955.12
Dec-1998           12,950.15               12,502.57
Jun-1999           12,533.04               12,331.24
Dec-1999           12,594.90               12,399.80
Jun-2000           13,096.22               12,894.15
Dec-2000           14,150.24               13,841.37
Jun-2001           14,519.22               14,341.97
Dec-2001           15,121.35               15,010.19
Jun-2002           15,545.19               15,579.20
Dec-2002           16,476.99               16,549.47
Jun-2003           17,289.43               17,199.54
Dec-2003           17,397.12               17,228.69
Jun-2004           17,441.77               17,254.57
Dec-2004           18,205.76               17,976.17
Jun-2005           18,605.89               18,428.14
Dec-2005           18,581.15               18,412.83
Jun-2006           18,422.07               18,279.72



    ----------------------------------------------------------------------
                                            Average Annual Return
                                            (for the period ended 6/30/06)
    ----------------------------------------------------------------------
                                            1 Year    5 Year    10 Year
    ----------------------------------------------------------------------
--  Diversified Bond Fund--I Shares         -0.99%    4.88%      6.30%
                --R Shares**                -1.42%    4.59%      6.16%
    ----------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index(1) -0.81%    4.97%      6.22%
    ----------------------------------------------------------------------

        Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    ----
     *The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.
    **Returns shown in the table for R Shares prior to their commencement date
      (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.
   (1)The Lehman Brothers Aggregate Bond Index is an index of U.S. investment-grade fixed-rate bonds with maturities greater than one year, including government and corporate bonds. The Index does not have expenses and is not an actual investment.

                                 FUND EXPENSES

    As an investor in the MetLife Investment Funds through a variable contract or a qualified plan, you incur ongoing costs, including management fees and other Fund expenses. Investors in the R Shares also incur ongoing distribution and service (12b-1) fees and administrative fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in I Shares and R Shares of the Funds and to compare these costs with the ongoing costs of investing in other funds. This example does not reflect fees and charges under your variable contract or qualified plan. If contract or plan charges were included, the costs shown below would be higher. For variable contract investors, please consult the prospectus for your contract for more information about contract fees and charges. For retirement plan investors, please contact your retirement plan sponsor or recordkeeper for more information about any plan fees and charges.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

    The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Fund expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes

    The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any contract or plan fees and charges, such as sales charges (loads), insurance charges or administrative or recordkeeping charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if contract or plan fees or charges were included, your costs would have been higher.

                                 FUND EXPENSES

MetLife Investment International Stock Fund

                                            Beginning       Ending
                                          Account Value  Account Value Expenses Paid
                                         January 1, 2006 June 30, 2006 During Period*
-------------------------------------------------------------------------------------
I Shares
Actual                                      $1,000.00      $1,103.80       $4.67
Hypothetical (5% return before expenses)    $1,000.00      $1,020.36       $4.48
-------------------------------------------------------------------------------------
R Shares
Actual                                      $1,000.00      $1,101.60       $6.47
Hypothetical (5% return before expenses)    $1,000.00      $1,018.64       $6.21
-------------------------------------------------------------------------------------

MetLife Investment Small Company Stock Fund

                                            Beginning       Ending
                                          Account Value  Account Value Expenses Paid
                                         January 1, 2006 June 30, 2006 During Period*
-------------------------------------------------------------------------------------
I Shares
Actual                                      $1,000.00      $1,058.60       $4.04
Hypothetical (5% return before expenses)    $1,000.00      $1,020.87       $3.96
-------------------------------------------------------------------------------------
R Shares
Actual                                      $1,000.00      $1,057.00       $5.80
Hypothetical (5% return before expenses)    $1,000.00      $1,019.61       $5.69
-------------------------------------------------------------------------------------

MetLife Investment Large Company Stock Fund

                                            Beginning       Ending
                                          Account Value  Account Value Expenses Paid
                                         January 1, 2006 June 30, 2006 During Period*
-------------------------------------------------------------------------------------
I Shares
Actual                                      $1,000.00      $1,009.00       $3.15
Hypothetical (5% return before expenses)    $1,000.00      $1,021.66       $3.17
-------------------------------------------------------------------------------------
R Shares
Actual                                      $1,000.00      $1,007.40       $4.89
Hypothetical (5% return before expenses)    $1,000.00      $1,019.92       $4.92
-------------------------------------------------------------------------------------

MetLife Investment Diversified Bond Fund

                                            Beginning       Ending
                                          Account Value  Account Value Expenses Paid
                                         January 1, 2006 June 30, 2006 During Period*
-------------------------------------------------------------------------------------
I Shares
Actual                                      $1,000.00      $  991.40       $2.71
Hypothetical (5% return before expenses)    $1,000.00      $1,022.07       $2.75
-------------------------------------------------------------------------------------
R Shares
Actual                                      $1,000.00      $  989.70       $4.43
Hypothetical (5% return before expenses)    $1,000.00      $1,020.34       $4.50
-------------------------------------------------------------------------------------

* Expenses are equal to each Shares' annualized expense ratio, shown in the table below, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

                       Annualized Expense Ratio
         -----------------------------------------------------
            MetLife       MetLife       MetLife      MetLife
          Investment    Investment    Investment   Investment
         International Small Company Large Company Diversified
          Stock Fund    Stock Fund    Stock Fund    Bond Fund
--------------------------------------------------------------
I Shares     0.89%         0.79%         0.63%        0.55%
R Shares     1.24%         1.14%         0.98%        0.90%
--------------------------------------------------------------

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited)


                Shares                                Value
                -----------------------------------------------
                COMMON STOCKS -- 97.5%
                AUSTRALIA -- 2.5%
                448,270 Alumina Ltd.............. $   2,245,667
                 35,206 AMP Ltd.#................       239,162
                  8,243 Ansell Ltd...............        59,072
                 12,913 APN News & Media Ltd.#...        48,660
                 33,677 Australia & New Zealand
                        Banking Group Ltd.#......       666,292
                  1,539 Australian Gas Light Co.
                        Ltd......................        20,035
                    866 Australian Stock Exchange
                        Ltd.#....................        20,928
                  3,237 AXA Asia Pacific Holdings
                        Ltd......................        15,124
                  4,106 Babcock & Brown Ltd......        65,978
                123,752 BHP Billiton Ltd.#.......     2,662,192
                 26,942 BlueScope Steel Ltd.#....       159,265
                 20,947 Boral Ltd................       126,866
                 15,136 Brambles Industries
                        Ltd.#....................       123,882
                 11,515 Caltex Australia Ltd.....       201,896
                 18,848 Centro Properties Group..        93,504
                  6,776 Coca-Cola Amatil Ltd.#...        35,663
                 19,039 Coles Myer Ltd.#.........       160,413
                 22,749 Commonwealth Bank of
                        Australia................       748,984
                  5,054 CSL Ltd..................       202,303
                 72,094 CSR Ltd..................       179,006
                166,068 DB RREEF Trust#..........       180,472
                 16,845 Downer EDI Ltd...........        93,091
                 14,430 Foster's Group Ltd.......        58,608
                 42,164 Futuris Corp. Ltd.#......        65,523
                 29,538 General Property Trust...        95,211
                 35,584 Harvey Norman Holdings
                        Ltd.#....................       103,918
                  9,153 Just Group Ltd...........        23,210
                 10,042 Leighton Holdings Ltd....       129,489
                510,358 Macquarie Airports#......     1,161,830

                 Shares                              Value
                 ---------------------------------------------
                  5,698 Macquarie Bank Ltd.#.... $     291,436
                 28,896 Macquarie Goodman
                        Group#..................       128,450
                 15,762 Macquarie Infrastructure
                        Group#..................        39,262
                 61,036 Macquarie Office Trust..        62,482
                 22,976 Mirvac Group REIT#......        74,125
                 27,941 National Australia Bank
                        Ltd.....................       727,391
                 41,939 Oxiana Ltd..............        98,611
                 12,501 Pacific Brands Ltd......        19,932
                 16,414 Promina Group Ltd.......        68,403
                 24,601 QBE Insurance Group
                        Ltd.....................       373,709
                 22,142 Rinker Group Ltd........       270,052
                  6,408 Rio Tinto Ltd.#.........       370,942
                 30,167 Santos Ltd..............       271,038
                  3,836 SFE Corp. Ltd...........        47,078
                    448 Stockland*..............         2,334
                 48,519 Stockland REIT#.........       253,012
                  3,187 Suncorp-Metway Ltd......        45,724
                 69,657 Telstra Corp. Ltd.#.....       190,427
                  2,006 UNiTAB Ltd..............        21,941
                  5,645 Westfield Group#........        72,578
                 26,355 Westpac Banking Corp.#..       454,778
                  2,263 Woodside Petroleum Ltd..        74,016
                 15,708 Woolworths Ltd..........       234,750
                  8,589 WorleyParsons Ltd.......       127,948
                 20,509 Zinifex Ltd.............       153,814
                                                 -------------
                                                    14,460,477
                                                 -------------
                 AUSTRIA -- 0.5%
                 50,340 OMV AG..................     2,991,718
                                                 -------------
                                                     2,991,718
                                                 -------------
                 BELGIUM -- 1.4%
                 12,593 Delhaize Group..........       871,249
                 58,383 Fortis..................     1,987,027

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                101,500 Fortis.................... $   3,447,995
                 17,000 KBC Groupe SA.............     1,820,408
                                                   -------------
                                                       8,126,679
                                                   -------------
                BERMUDA -- 0.1%
                 10,000 Esprit Holdings Ltd.......        82,021
                 18,200 Li & Fung Ltd.............        37,050
                 16,000 Orient Overseas
                        International Ltd.#.......        58,174
                 20,000 Shangri-La Asia Ltd.#.....        38,491
                 44,000 Texwinca Holdings Ltd.....        29,004
                 24,500 Yue Yuen Industrial
                        Holdings#.................        67,530
                                                   -------------
                                                         312,270
                                                   -------------
                CANADA -- 1.4%
                 49,000 Canadian Natural Resources
                        Ltd.......................     2,712,359
                 33,000 ING Canada, Inc...........     1,672,197
                 34,600 Manulife Financial Corp.#.     1,097,580
                 32,400 Teck Cominco Ltd.
                        Class B...................     1,946,325
                 22,400 TELUS Corp.#..............       905,040
                                                   -------------
                                                       8,333,501
                                                   -------------
                CAYMAN ISLANDS -- 0.0%
                 11,000 Foxconn International
                        Holdings Ltd.*............        23,427
                 22,000 Kingboard Chemical
                        Holdings Ltd..............        62,245
                                                   -------------
                                                          85,672
                                                   -------------
                CHINA -- 0.1%
                964,000 Air China Ltd.............       403,190
                                                   -------------
                                                         403,190
                                                   -------------
                FINLAND -- 1.1%
                233,641 Nokia OYJ.................     4,722,983
                 92,900 Sampo OYJ Class A#........     1,768,884
                                                   -------------
                                                       6,491,867
                                                   -------------

                Shares                                Value
                -----------------------------------------------
                FRANCE -- 10.6%
                 28,837 Air France-KLM#.......... $     676,435
                138,930 Alcatel SA#*.............     1,750,973
                  1,720 Arkema SA*...............        67,058
                 29,800 Assurance Generale de
                        France SA#...............     3,507,972
                 65,657 BNP Paribas SA#..........     6,269,146
                  5,600 Bouygues SA#.............       287,120
                 13,918 Cap Gemini SA#...........       791,828
                 38,334 Carrefour SA*#...........     2,242,351
                 18,636 Casino Guichard-Perrachon
                        et Compagnie SA#.........     1,412,455
                  3,900 Christian Dior...........       381,247
                 34,700 Compagnie de Saint
                        Gobain SA#...............     2,474,117
                 94,073 Credit Agricole SA#......     3,569,679
                 38,643 France Telecom SA#.......       828,823
                 14,681 Pinault-Printemps-Redoute
                        SA#......................     1,867,372
                 39,100 Renault SA#..............     4,184,281
                 87,390 Sanofi-Aventis#..........     8,520,313
                 43,734 Societe Generale#........     6,413,455
                 84,083 Suez SA#.................     3,485,649
                120,205 Total SA#................     7,876,659
                  1,001 Vallourec SA#............     1,202,293
                  3,369 Vinci SA#................       346,286
                 94,279 Vivendi SA#..............     3,295,993
                                                  -------------
                                                     61,451,505
                                                  -------------
                GERMANY -- 8.5%
                 16,708 Adidas-Salomon AG........       796,680
                 16,052 Allianz AG#..............     2,528,443
                 13,561 Altana AG#...............       754,001
                 30,826 BASF AG..................     2,470,031
                 37,272 Bayer AG.................     1,709,424
                 39,400 Continental AG...........     4,015,292
                 36,523 Deutsche Bank AG#........     4,098,422

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  73,500 Deutsche Lufthansa AG... $   1,350,297
                  47,535 E.ON AG.................     5,459,352
                  28,900 Epcos AG#*..............       406,283
                  14,300 Fresenius Medical Care
                         AG......................     1,640,966
                  47,301 Infineon Technologies
                         AG*.....................       525,637
                  25,541 KarstadtQuelle AG#*.....       675,685
                  38,700 MAN AG#.................     2,791,605
                  23,736 Metro AG#...............     1,342,367
                  40,966 Muenchener
                         Rueckversicherungs-
                         Gesellschaft AG#........     5,581,619
                  47,780 RWE AG..................     3,964,128
                   4,904 Salzgitter AG#..........       414,449
                  17,266 SAP AG#.................     3,634,209
                  36,565 Siemens AG#.............     3,178,488
                  23,600 TUI AG#.................       466,532
                  19,606 Volkswagen AG#..........     1,371,087
                     787 Wacker Chemie AG*.......        84,403
                                                  -------------
                                                     49,259,400
                                                  -------------
                 GREAT BRITAIN -- 22.5%
                  46,465 Alliance Unichem PLC....       876,961
                 117,381 AstraZeneca PLC.........     7,037,792
                 388,553 Aviva PLC...............     5,490,795
                 537,380 BAE Systems PLC.........     3,668,162
                 494,813 Barclays PLC............     5,612,509
                  45,675 Berkeley Group Holdings
                         PLC*....................     1,022,227
                 448,695 BP PLC..................     5,208,726
                 219,480 British Airways PLC*....     1,387,345
                 190,111 British American Tobacco
                         PLC.....................     4,781,586
                 138,464 BT Group PLC............       612,879
                 236,707 Cable & Wireless PLC....       502,639
                  19,849 Carnival PLC............       807,538
                 179,537 Corus Group PLC.........     1,511,687
                  41,077 Countrywide PLC.........       379,226

                 Shares                              Value
                 ---------------------------------------------
                 148,285 First Choice Holidays
                         PLC.................... $     626,301
                 557,000 Friends Provident PLC..     1,838,240
                 337,139 GlaxoSmithKline PLC....     9,410,794
                 337,740 Hays PLC...............       842,911
                 200,500 HBOS PLC...............     3,480,566
                 147,360 HSBC Holdings PLC......     2,601,256
                   5,337 HSBC Holdings PLC
                         (HKD)..................        93,426
                 303,392 Imperial Chemical
                         Industries PLC.........     2,032,901
                  72,020 Imperial Tobacco Group
                         PLC....................     2,219,605
                 384,000 International Power PLC     2,016,967
                 201,689 ITV PLC................       402,213
                 714,102 J Sainsbury PLC........     4,408,827
                  80,506 Kesa Electricals PLC...       429,316
                 354,662 Kingfisher PLC.........     1,562,017
                 103,415 Land Securities Group
                         PLC....................     3,425,373
                 209,428 Lloyds TSB Group PLC...     2,061,477
                  20,009 Man Group PLC..........       940,878
                 159,764 Mitchells & Butlers PLC     1,519,728
                 131,733 National Grid PLC......     1,423,499
                 130,712 Premier Farnell PLC....       428,319
                 190,707 Prudential PLC.........     2,150,766
                  98,300 Punch Taverns PLC......     1,590,115
                  29,989 Reckitt Benckiser PLC..     1,118,052
                 108,870 Rio Tinto PLC..........     5,710,196
                 245,102 Rolls-Royce Group PLC*.     1,875,914
                 604,047 Royal & Sun Alliance
                         Insurance Group PLC....     1,510,359
                 184,927 Royal Bank of Scotland
                         Group PLC..............     6,069,989
                 145,755 Royal Dutch Shell PLC
                         Class A (EUR)..........     4,898,164
                  74,615 Royal Dutch Shell PLC
                         Class A................     2,510,590
                  84,906 Royal Dutch Shell PLC
                         Class B................     2,967,504

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

              Shares                                    Value
              ---------------------------------------------------
                 81,266 Smiths Group PLC........... $   1,337,346
                130,648 Tate & Lyle PLC............     1,461,033
                 70,887 Taylor Nelson Sofres PLC...       304,823
                222,700 Taylor Woodrow PLC.........     1,371,993
                171,600 TI Automotive Ltd.
                        Class A(b).................             0
                235,989 Tomkins PLC................     1,255,365
                 40,664 Unilever PLC...............       913,129
                 31,570 United Utilities PLC.......       373,923
              2,474,747 Vodafone Group PLC.........     5,263,155
                 70,715 Whitbread PLC..............     1,521,524
                303,292 WM Morrison Supermarkets
                        PLC........................     1,089,397
                871,762 Woolworths Group PLC.......       506,741
                 95,450 Xstrata PLC#...............     3,607,743
                                                    -------------
                                                      130,072,507
                                                    -------------
              GREECE -- 0.3%
                 85,458 Hellenic Telecommunication
                        Organisation SA*...........     1,873,283
                                                    -------------
                                                        1,873,283
                                                    -------------
              HONG KONG -- 0.6%
                 22,200 Bank of East Asia Ltd......        91,378
                108,000 BOC Hong Kong (Holdings)
                        Ltd.#......................       211,315
                 27,000 Cheung Kong (Holdings)
                        Ltd........................       292,613
                 16,000 China Mobile Ltd...........        91,527
                 42,500 CLP Holdings Ltd...........       248,675
                 24,000 Hang Lung Group Ltd........        52,004
                 28,000 Hang Lung Properties
                        Ltd........................        50,803
                  4,100 Hang Seng Bank Ltd.#.......        52,075
                 11,000 Henderson Land
                        Development Co. Ltd.#......        56,915
                 44,000 Hong Kong & China Gas
                        Ltd........................        96,758
                 21,500 Hong Kong Electric Holdings
                        Ltd.#......................        97,148

                Shares                                Value
                -----------------------------------------------
                  8,000 Hong Kong Exchanges &
                        Clearing Ltd.#........... $      54,571
                 10,000 Hopewell Holdings Ltd....        28,107
                 30,000 Hutchison Whampoa Ltd....       274,121
                 17,500 MTR Corp. Ltd.#..........        42,457
                 59,000 New World Develepment Co.
                        Ltd.#....................        96,773
                110,000 PCCW Ltd.#...............        79,040
                441,634 Sino Land Co. Ltd.#......       704,693
                 20,000 Sun Hung Kai Properties
                        Ltd......................       203,871
                 14,700 Swire Pacific Ltd........       151,431
                  5,000 Television Broadcasts
                        Ltd......................        30,909
                 10,000 Wharf (Holdings) Ltd.#...        35,623
                 16,000 Wheelock and Co. Ltd.#...        26,876
                 26,500 Wing Hang Bank Ltd.#.....       231,898
                  4,400 Wing Lung Bank Ltd.......        38,009
                                                  -------------
                                                      3,339,590
                                                  -------------
                IRELAND -- 0.3%
                 60,346 Anglo Irish Bank Corp.
                        PLC......................       939,409
                 28,300 Bank of Ireland..........       503,742
                 61,985 C&C Group PLC............       537,381
                                                  -------------
                                                      1,980,532
                                                  -------------
                ITALY -- 2.9%
                 55,390 Assicurazioni Generali
                        SpA#.....................     2,012,402
                 21,158 Autogrill SpA#...........       324,892
                 61,001 Banca Intesa SpA#........       356,544
                 15,000 Buzzi Unicem SpA#........       343,369
                268,424 Enel SpA#................     2,308,697
                313,447 ENI SpA#.................     9,211,653
                409,908 Pirelli & C. SpA#........       356,044
                 46,812 UniCredito Italiano SpA..       365,402
                151,309 UniCredito Italiano SpA
                        new......................     1,177,131
                                                  -------------
                                                     16,456,134
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
               JAPAN -- 27.3%
                 2,400 Acom Co. Ltd.#.............. $     130,003
                10,500 Aeon Co. Ltd................       230,929
                17,000 Aioi Insurance Co. Ltd......       127,099
                28,000 Amada Co. Ltd...............       292,997
                 4,500 Aoyama Trading Co. Ltd......       141,151
                 7,700 Asahi Breweries Ltd.#.......       107,966
                 8,000 Asahi Glass Co. Ltd.#.......       101,582
                39,000 Asahi Kasei Corp............       255,417
                 5,800 Astellas Pharma, Inc........       213,281
                 2,800 Autobacs Seven Co. Ltd.#....       121,623
                42,000 Bank of Yokohama Ltd........       326,307
                87,300 Bridgestone Corp.#..........     1,689,074
                20,000 Brother Industries Ltd......       196,609
                26,000 Calsonic Kansei Corp........       166,387
               152,700 Canon, Inc.#................     7,464,324
                 7,600 Capcom Co. Ltd.#............        90,971
                13,800 Casio Computer Co. Ltd.#....       264,465
                28,000 Central Glass Co. Ltd.#.....       166,870
                    39 Central Japan Railway
                       Co..........................       388,831
                20,000 Chiba Bank Ltd..............       187,623
                10,000 Chubu Electric Power Co.,
                       Inc.........................       269,644
                 4,900 Chugoku Electric Power
                       Co..........................       103,495
                 3,700 CSK Corp....................       168,175
                15,000 Dai Nippon Printing Co.
                       Ltd.........................       232,424
                12,500 Daifuku Co. Ltd.............       205,622
                 9,000 Daio Paper Corp.............        89,285
                 4,800 Daito Trust Construction Co.
                       Ltd.........................       266,733
               148,000 Daiwa Securities Group,
                       Inc.#.......................     1,774,716
                64,000 Denki Kagaku Kogyo
                       Kabushiki Kaisha............       267,128
                 8,500 Denso Corp..................       278,896

                Shares                                 Value
                ------------------------------------------------
                    697 East Japan Railway Co..... $   5,190,018
                 69,300 EDION Corp................     1,380,005
                  6,300 Eisai Co. Ltd.............       283,081
                  3,300 Electric Power Development
                        Co. Ltd...................       125,915
                  3,600 FamilyMart Co. Ltd........       103,621
                  3,400 Fanuc Ltd.................       306,670
                 24,200 Fast Retailing Co. Ltd....     1,969,457
                 21,000 Fuji Electric Holdings Co.
                        Ltd.......................       110,358
                 44,000 Fujitsu Ltd.#.............       342,292
                 17,000 Hankyu Department Stores,
                        Inc.#.....................       132,205
                 14,000 Hino Motors Ltd.#.........        81,248
                  1,100 Hirose Electric Co. Ltd...       133,202
                  2,000 Hisamitsu Pharmaceutical
                        Co., Inc.#................        61,252
                  4,500 Hitachi Capital Corp......        78,903
                  8,700 Hitachi Chemical Co. Ltd..       227,482
                200,000 Hitachi Ltd.#.............     1,322,163
                120,800 Honda Motor Co. Ltd.......     3,815,906
                  6,400 Hosiden Corp..............        66,236
                  4,600 Hoya Corp.#...............       164,353
                     10 INPEX Holdings, Inc.*#....        87,945
                  4,700 Isetan Co. Ltd............        79,870
                262,000 Itochu Corp...............     2,312,258
                    941 Japan Tobacco, Inc........     3,422,272
                101,800 JFE Holdings, Inc.#.......     4,321,316
                 43,000 Joyo Bank Ltd.#...........       260,146
                 70,600 JSR Corp..................     1,790,729
                 18,000 Kamigumi Co. Ltd..........       136,733
                 13,200 Kansai Electric Power Co.,
                        Inc.......................       294,864
                 32,000 Kawasaki Kisen Kaisha
                        Ltd.#.....................       185,539
                     36 KDDI Corp.................       222,017
                 41,000 Kenwood Corp..............        76,969

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                  5,300 Keyence Corp.............. $   1,354,630
                  9,000 Kikkoman Corp.#...........       112,396
                  8,000 Kirin Brewery Co.#........       125,588
                 47,000 Kiyo Holdings, Inc.*......        84,903
                562,000 Kobe Steel Ltd............     1,765,614
                 32,000 Komatsu Ltd...............       640,711
                 50,000 Kubota Corp...............       474,779
                 22,000 KUREHA Corp...............       104,751
                  2,700 Kyocera Corp..............       209,738
                 39,300 Leopalace21 Corp..........     1,351,670
                 19,000 Maeda Road Construction
                        Co. Ltd...................       145,186
                 11,000 Makita Corp...............       347,052
                 79,000 Marubeni Corp.............       423,256
                 90,900 Marui Co. Ltd.#...........     1,419,447
                143,000 Matsushita Electric
                        Industrial Co. Ltd........     3,024,246
                 29,000 Mazda Motor Corp.#........       182,493
                    180 Millea Holdings, Inc......     3,365,603
                 28,000 Mitsubishi Chemical
                        Holdings Corp.#...........       174,700
                 50,000 Mitsubishi Corp...........     1,003,939
                 43,000 Mitsubishi Electric Corp..       345,908
                198,000 Mitsubishi Estate Co.
                        Ltd.......................     4,229,334
                 22,000 Mitsubishi Gas Chemical
                        Co., Inc..................       253,510
                 63,000 Mitsubishi Materials
                        Corp.#....................       270,000
                 21,000 Mitsubishi Rayon Co. Ltd..       171,817
                    687 Mitsubishi Tokyo Financial
                        Group, Inc................     9,579,777
                  6,000 Mitsubishi UFJ Securities
                        Co........................        77,833
                 34,000 Mitsui & Co. Ltd..........       482,384
                268,000 Mitsui Chemicals, Inc.#...     1,755,079
                  5,000 Mitsui Fudosan Co. Ltd.
                        REIT......................       109,126

                Shares                                 Value
                ------------------------------------------------
                 38,000 Mitsui Mining & Smelting
                        Co. Ltd................... $     225,391
                343,000 Mitsui OSK Lines Ltd.#....     2,338,564
                 16,000 Mitsui Sumitomo Insurance
                        Co. Ltd...................       200,300
                    167 Mizuho Financial Group,
                        Inc.......................     1,419,302
                  2,800 Murata Manufacturing Co.
                        Ltd.......................       182,813
                 35,000 NEC Corp..................       187,419
                 11,000 NGK Spark Plug Co.
                        Ltd.#.....................       220,770
                 96,000 Nikko Cordial Corp.#......     1,234,744
                  6,000 Nikon Corp.#..............       105,323
                    900 Nintendo Co. Ltd..........       151,431
                273,000 Nippon Mining Holdings,
                        Inc.......................     2,307,902
                 24,000 Nippon Paint Co. Ltd......       113,938
                  6,000 Nippon Shokubai Co........        73,522
                163,000 Nippon Steel Corp.#.......       617,680
                    384 Nippon Telegraph &
                        Telephone Corp............     1,879,751
                 34,000 Nippon Yusen Kabushiki
                        Kaisha#...................       221,354
                  6,000 Nissan Chemical Industries
                        Ltd.#.....................        75,171
                306,800 Nissan Motor Co. Ltd.#....     3,368,694
                 14,000 Nisshin Oillio Group Ltd..        89,326
                  8,000 Nisshinbo Industries, Inc.        87,773
                  1,600 Nitto Denko Corp..........       114,031
                209,600 Nomura Holdings, Inc.#....     3,940,033
                 33,000 NSK Ltd...................       274,866
                 12,000 NTN Corp.#................        95,197
                    677 NTT Data Corp.#...........     2,936,843
                  1,160 NTT DoCoMo, Inc...........     1,700,455
                 30,000 Obayashi Corp.............       205,867
                 17,030 Orix Corp.................     4,152,862
                 14,000 Pacific Metals Co. Ltd....        93,702

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                122,400 Pioneer Corp.#........... $   1,973,854
                 84,000 Rengo Co. Ltd.#..........       633,269
                    114 Resona Holdings, Inc.....       361,357
                 16,000 Ricoh Co. Ltd............       315,166
                 11,800 Sankyo Co. Ltd.#.........       751,626
                  6,300 Santen Pharmaceutical Co.
                        Ltd......................       149,812
                  1,600 Sanyo Shinoan Finance Co.
                        Ltd......................        81,635
                 38,000 Secom Co. Ltd............     1,801,876
                 87,200 Seven & I Holdings Co.
                        Ltd.#....................     2,882,408
                140,000 Sharp Corp...............     2,221,538
                  4,500 Shimachu Co. Ltd.........       117,338
                 36,000 Shimizu Corp.............       202,368
                  7,800 Shin-Etsu Chemical Co.
                        Ltd......................       425,834
                 30,000 Shinsei Bank Ltd.........       190,516
                 17,000 Showa Shell Sekiyu K.K.#.       199,775
                  7,400 Softbank Corp.#..........       164,993
                  5,000 Sompo Japan Insurance,
                        Inc......................        70,193
                 13,400 Sony Corp................       590,343
                  4,200 Sumco Corp...............       240,455
                 33,000 Sumitomo Chemical Co.
                        Ltd......................       276,154
                 46,000 Sumitomo Corp............       609,254
                 20,600 Sumitomo Electric
                        Industries Ltd...........       302,991
                301,000 Sumitomo Heavy Industries
                        Ltd......................     2,797,427
                453,000 Sumitomo Metal Industries
                        Ltd......................     1,874,896
                 17,000 Sumitomo Metal Mining Co.
                        Ltd......................       223,172
                    815 Sumitomo Mitsui Financial
                        Group, Inc...............     8,645,789
                 11,000 Sumitomo Realty &
                        Development Co. Ltd......       272,385

                Shares                                 Value
                ------------------------------------------------
                 27,000 Sumitomo Trust and
                        Banking Co. Ltd........... $     296,586
                 30,750 T&D Holdings, Inc.........     2,498,286
                 50,000 Taiheiyo Cement Corp.#....       185,175
                 16,300 Takeda Pharmaceutical Co.
                        Ltd.......................     1,015,742
                  3,240 Takefuji Corp.#...........       193,449
                 23,000 Tanabe Seiyaku Co. Ltd....       283,206
                 17,900 TDK Corp..................     1,354,490
                 51,000 Teijin Ltd................       324,886
                  3,400 TIS, Inc.#................        95,495
                 25,000 Toagosei Co. Ltd.#........        97,514
                 19,000 Tobu Railway Co. Ltd......        90,380
                  6,200 Tohoku Electric Power Co.,
                        Inc.......................       136,156
                 89,900 Tokyo Electric Power Co.,
                        Inc.......................     2,477,886
                 28,700 Tokyo Electron Ltd........     2,015,391
                316,000 Tokyo Gas Co. Ltd.........     1,493,159
                 88,000 Toshiba Corp.#............       577,151
                 43,000 Tosoh Corp................       171,891
                  7,000 Toyo Suisan Kaisha Ltd....       109,452
                  4,600 Toyoda Gosei Co. Ltd......        92,025
                133,300 Toyota Motor Corp.........     6,970,131
                 10,000 UNY Co. Ltd...............       147,872
                  1,880 USS Co. Ltd...............       124,397
                     40 West Japan Railway Co.....       166,186
                  9,400 Yamaha Corp...............       176,094
                 10,400 Yamaha Motor Co. Ltd.#....       271,510
                 32,000 Yokohama Rubber Co.
                        Ltd.#.....................       141,857
                                                   -------------
                                                     157,487,937
                                                   -------------
                KOREA -- 0.1%
                 13,594 Lotte Shopping Co. Ltd.
                        GDR*......................       260,461
                                                   -------------
                                                         260,461
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                LUXEMBOURG -- 0.9%
                 83,412 Arcelor................... $   4,022,570
                 70,800 SES Global#...............     1,007,560
                                                   -------------
                                                       5,030,130
                                                   -------------
                NETHERLANDS -- 5.7%
                117,286 ABN AMRO Holding NV#......     3,200,871
                 83,374 Aegon NV..................     1,421,861
                 29,864 Akzo Nobel NV.............     1,610,373
                 15,678 ASML Holding NV*..........       316,719
                  6,389 DSM NV....................       265,595
                 67,080 European Aeronautic
                        Defence and Space Co.
                        NV#.......................     1,919,748
                325,885 ING Groep NV..............    12,774,867
                 17,214 Randstad Holding NV.......     1,008,798
                471,518 Royal KPN NV..............     5,290,372
                 94,331 Royal Philips Electronics
                        NV........................     2,946,444
                 25,584 Unilever NV...............       579,131
                 56,800 Wolters Kluwer NV.........     1,339,193
                                                   -------------
                                                      32,673,972
                                                   -------------
                NEW ZEALAND -- 0.0%
                 30,979 Auckland International
                        Airport Ltd...............        41,008
                 12,831 Kiwi Income Property Trust
                        REIT......................        10,714
                 53,207 Telecom Corp. of New
                        Zealand Ltd...............       131,199
                                                   -------------
                                                         182,921
                                                   -------------
                NORWAY -- 0.6%
                 17,457 Orkla ASA.................       807,531
                 12,960 Petrojarl ASA.............        85,346
                 12,960 Petroleum Geo-Services
                        ASA*......................       731,475
                 32,400 Statoil ASA...............       919,861
                 87,344 Telenor ASA...............     1,054,851
                                                   -------------
                                                       3,599,064
                                                   -------------

                Shares                                 Value
                ------------------------------------------------
                PORTUGAL -- 0.3%
                435,165 Energias de Portugal SA... $   1,706,038
                                                   -------------
                                                       1,706,038
                                                   -------------
                SINGAPORE -- 0.8%
                 22,000 Capitaland Ltd............        62,715
                 39,000 CapitaMall Trust REIT#....        52,164
                 31,000 Chartered Semiconductor
                        Manufacturing Ltd.#*......        26,845
                  9,000 City Developments Ltd.#...        53,053
                245,000 DBS Group Holdings Ltd....     2,796,564
                 21,600 Elec & Eltek International
                        Co. Ltd...................        46,154
                 50,000 Flextronics International
                        Ltd.*.....................       531,000
                 10,000 Fraser and Neave Ltd......        25,260
                 12,000 Keppel Corp. Ltd..........       111,416
                 23,000 Neptune Orient Lines
                        Ltd.#.....................        26,249
                 32,000 Overseas-Chinese Banking
                        Corp. Ltd.................       133,031
                 36,000 SembCorp Industries Ltd...        73,833
                  7,000 SIA Engineering Co........        16,255
                 12,000 Singapore Airlines Ltd....        95,960
                  6,000 Singapore Land Ltd........        23,836
                  5,000 Singapore Petroleum Co.
                        Ltd.......................        15,957
                 23,000 Singapore Post Ltd........        15,648
                 32,000 Singapore Press Holdings
                        Ltd.#.....................        83,192
                277,000 Singapore
                        Telecommunications Ltd....       443,827
                 21,000 STATS ChipPAC Ltd.#*......        13,130
                 22,000 United Overseas Bank
                        Ltd.......................       216,561
                 17,000 Wing Tai Holdings Ltd.#...        15,289
                                                   -------------
                                                       4,877,939
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                SPAIN -- 3.7%
                 77,039 Banco Bilbao Vizcaya
                        Argentaria SA#............ $   1,585,584
                131,982 Banco Santander Central
                        Hispano SA................     1,929,085
                100,600 Endesa SA#................     3,495,292
                 32,232 Gestevision Telecinco SA#.       771,220
                 51,944 Industria de Diseno Textil
                        SA........................     2,187,544
                252,114 Repsol YPF SA#............     7,101,159
                256,163 Telefonica SA#............     4,256,197
                                                   -------------
                                                      21,326,081
                                                   -------------
                SWEDEN -- 1.5%
                 32,798 Atlas Copco AB#...........       909,143
                352,989 Nordea Bank AB............     4,201,385
                 96,320 Sandvik AB................     1,118,043
                530,135 Telefon LM Ericsson AB....     1,747,561
                  8,194 Volvo AB Class B#.........       400,455
                                                   -------------
                                                       8,376,587
                                                   -------------
                SWITZERLAND -- 3.8%
                  2,754 Actelion Ltd.*............       277,001
                  6,586 Baloise Holding AG........       504,378
                 21,167 Compagnie Financiere
                        Richmont AG...............       965,506
                 99,038 Credit Suisse Group#......     5,521,809
                  6,244 Nestle SA#................     1,955,426
                 77,460 Novartis AG...............     4,181,763
                 17,326 Roche Holding AG#.........     2,856,048
                    742 Serono SA.................       510,665
                  9,172 Swiss Reinsurance.........       638,956
                 12,641 UBS AG....................     1,379,955
                  1,328 Unaxis Holding AG*#.......       368,092
                 13,495 Zurich Financial Services
                        AG*#......................     2,947,555
                                                   -------------
                                                      22,107,154
                                                   -------------
                Total Common Stocks
                 (Cost $449,999,795)..............   563,266,609
                                                   -------------

               Shares                                            Value
               -----------------------------------------------------------
               PREFERRED STOCKS -- 0.1%
               GERMANY -- 0.1%
                      367      Porsche AG................... $     353,807
                    2,351      Fresenius Medical Care AG....       390,822
                                                             -------------
               Total Preferred Stocks
                (Cost $610,849).............................       744,629
                                                             -------------

               DEPOSITARY RECEIPTS -- 0.1%
               TELECOMMUNICATIONS -- 0.1%
                   33,583      Nokia OYJ ADR................       680,391
                                                             -------------
               Total Depositary Receipts
                (Cost $548,746).............................       680,391
                                                             -------------

               Principal
               Amount
                    ---------
               SHORT-TERM INVESTMENTS -- 1.0%
               MUTUAL FUND -- 1.0%
               $5,728,200      Goldman Sachs Prime
                               Obligations Fund
                               5.099%(a)....................     5,728,200
                                                             -------------
               Total Short-Term Investments
                (Cost $5,728,200)...........................     5,728,200
                                                             -------------
               Total Investments -- 98.7%
                (Cost $456,887,590).........................   570,419,829
                                                             -------------
               Assets in excess of other liabilities -- 1.3%     7,409,306
                                                             -------------
               Total Net Assets -- 100.0%................... $ 577,829,135
                                                             =============

Footnotes to the Portfolio of Investments:

          *   --  Non-income producing security.
          #   --  A portion of the security was held on loan. As of
                  June 30, 2006, the market value of the securities
                  loaned was $105,254,847 and the collateral received
                  consisted of cash in the amount of $105,880,286 and
                  securities with a market value of $4,772,013.
          (a) --  Rate quoted represents the seven day yield of the
                  fund.
          (b) --  Represents a security which is fair valued.

Security Abbreviations:
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
REIT-- Real Estate Investment Trust
EUR-- Euro Dollar
HKD-- Hong Kong Dollar

   The accompanying notes are an integral part of the financial statements.

MetLife Investment International Stock Fund

Summary of Total Foreign Securities by Industry Classification 6/30/06
(Unaudited)

                                                    Value   Percent of
          INDUSTRY                                  (000)   Net Assets
          ------------------------------------------------------------
          Advertising                                   305     0.1%
          Aerospace & Defense                         7,464     1.3
          Airlines                                    3,913     0.7
          Apparel & Textiles                          1,478     0.3
          Automotive                                 27,689     4.8
          Banking                                    96,453    16.7
          Building & Construction                     7,852     1.4
          Business Services & Supplies                7,976     1.4
          Chemicals                                  14,479     2.5
          Commercial Services                         2,456     0.4
          Computers & Information                     2,657     0.5
          Cosmetics & Personal Care                     381     0.1
          Distribution & Wholesale                    4,950     0.9
          Diversified Financial Services             18,559     3.2
          Diversified Operations                        421     0.1
          Electrical Equipment                        5,034     0.9
          Electronics                                 5,654     1.0
          Entertainment & Leisure                     3,868     0.7
          Food, Beverage & Tobacco                   28,943     5.0
          Forest Products & Paper                       723     0.1
          Health Care                                 2,196     0.4
          Hotels & Restaurants                        1,560     0.3
          Household Products                          6,979     1.2
          Industrial Machinery                        9,963     1.7
          Insurance                                  51,538     8.9
          Internet Services & Applications              165     0.0*
          Manufacturing                               4,746     0.8
          Metals & Mining                            33,593     5.8
          Multimedia                                  5,200     0.9
          Oil & Gas                                  50,289     8.7
          Pharmaceuticals                            36,634     6.3
          Real Estate                                12,726     2.2
          Retail                                     20,767     3.6
          Semiconductors                              3,506     0.6
          Software                                    3,725     0.6
          Telecommunications                         41,142     7.1
          Transportation                              8,850     1.5
          Utilities--Electric                        24,388     4.2
          Utilities--Gas                              1,610     0.3
          Utilities--Water                            3,860     0.7
                                                   --------    ----
             TOTAL                                 $564,692    97.9%
                                                   ========    ====

*Percentage is less than 0.1%

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited)

                 Shares                               Value
                 ----------------------------------------------
                 COMMON STOCKS -- 98.0%
                 ADVERTISING -- 0.6%
                  1,797 Advo, Inc................ $      44,224
                  2,926 Catalina Marketing Corp..        83,274
                  1,100 FTD Group, Inc.*.........        14,850
                    900 Gaiam, Inc. Class A*.....        12,615
                  3,000 Getty Images, Inc.*......       190,488
                  3,314 Harte-Hanks, Inc.........        84,971
                 25,100 Interpublic Group of Cos,
                        Inc.*....................       209,540
                 69,065 inVentiv Health, Inc.#*..     1,987,691
                  1,328 Marchex, Inc. Class B*...        21,819
                  2,976 RH Donnelley Corp........       160,912
                  3,900 SITEL Corp.*.............        15,285
                  1,176 Valuevision Media, Inc.*.        12,971
                                                  -------------
                                                      2,838,640
                                                  -------------
                 AEROSPACE & DEFENSE -- 0.2%
                  2,105 AAR Corp.*...............        46,794
                  2,069 Alliant Techsystems,
                        Inc.*....................       157,968
                    600 ARGON ST, Inc.*..........        15,978
                  1,784 Armor Holdings, Inc.*....        97,817
                  4,341 BE Aerospace, Inc.*......        99,235
                  2,438 Curtiss-Wright Corp......        75,286
                  2,247 DRS Technologies, Inc....       109,541
                    885 EDO Corp.................        21,541
                  1,380 Esterline Technologies
                        Corp.*...................        57,394
                  3,175 GenCorp, Inc.*...........        50,895
                  1,365 Heico Corp...............        38,698
                    669 Herley Industries, Inc.*.         7,500
                    831 Innovative Solutions &
                        Support, Inc.*...........        11,684
                  1,200 K&F Industries Holdings,
                        Inc.*....................        21,276
                  1,292 Kaman Corp...............        23,514

               Shares                                  Value
               -------------------------------------------------
                 1,990 Moog, Inc.*................ $      68,098
                   400 MTC Technologies, Inc.*....         9,452
                 3,352 Orbital Sciences Corp.*....        54,101
                   335 Sequa Corp.*...............        27,303
                 1,915 Teledyne Technologies,
                       Inc.*......................        62,735
                   700 TransDigm Group, Inc.*.....        16,761
                   933 Triumph Group, Inc.*.......        44,784
                   639 United Industrial Corp.....        28,915
                                                   -------------
                                                       1,147,270
                                                   -------------
               AIRLINES -- 1.3%
                 4,835 Airtran Holdings, Inc.*....        71,848
                 2,363 Alaska Air Group, Inc.*....        93,149
                 4,991 Continental Airlines, Inc.
                       Class B*...................       148,732
                 2,039 ExpressJet Holdings,
                       Inc.*......................        14,090
                 2,269 Frontier Airlines Holdings,
                       Inc.*......................        16,360
               180,994 JetBlue Airways Corp.#*....     2,197,267
                 1,688 Mesa Air Group, Inc.*......        16,627
                 2,000 Republic Airways Holdings,
                       Inc.*......................        34,040
               117,358 Skywest, Inc.#.............     2,910,478
                 5,700 UAL Corp.*.................       176,775
                 3,500 US Airways Group, Inc.*....       176,851
                                                   -------------
                                                       5,856,217
                                                   -------------
               APPAREL & TEXTILES -- 1.7%
               133,582 Carter's, Inc.#*...........     3,530,572
                   491 Cherokee, Inc..............        20,308
                   855 Columbia Sportswear
                       Co.*.......................        38,697
                   700 Crocs, Inc.*...............        17,605
                   510 Deckers Outdoor Corp.*.....        19,666
                 1,478 DHB Industries, Inc.*......         2,320
                 1,121 G&K Services, Inc..........        38,450

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 1,007 Guess ?, Inc.*............ $      42,042
                 1,843 Gymboree Corp.*...........        64,063
                 1,189 Hartmarx Corp.*...........         7,134
                 2,100 Iconix Brand Group, Inc.*.        34,306
                 6,600 Jones Apparel Group, Inc..       209,814
                34,690 K-Swiss, Inc.#............       926,223
                31,021 Kellwood Co.#.............       907,985
                 6,030 Liz Claiborne, Inc........       223,472
                 1,000 Maidenform Brands, Inc.*..        12,330
                   857 Oxford Industries, Inc....        33,774
                   741 Perry Ellis International,
                       Inc.*.....................        18,755
                 3,191 Phillips-Van Heusen
                       Corp......................       121,769
                 6,586 Quiksilver, Inc.*.........        80,217
                 2,078 Russell Corp..............        37,736
                   657 Skechers U.S.A., Inc.*....        15,840
                 1,191 Steven Madden Ltd.........        35,277
                 2,329 Stride Rite Corp..........        30,720
                 2,900 Timberland Co.*...........        75,690
                   900 True Religion Apparel,
                       Inc.*.....................        15,927
                   379 Unifirst Corp.............        13,076
                 2,753 Warnaco Group, Inc.*......        51,426
                   544 Weyco Group, Inc..........        12,632
                58,168 Wolverine World Wide,
                       Inc.#.....................     1,357,059
                                                  -------------
                                                      7,994,885
                                                  -------------
                AUTOMOTIVE -- 0.4%
                   900 Accuride Corp.*...........        11,223
                 1,366 Aftermarket Technology
                       Corp.*....................        33,945
                 2,637 American Axle &
                       Manufacturing Holdings,
                       Inc.......................        45,119
                 4,073 ArvinMeritor, Inc.........        70,015
                 1,306 ASV, Inc.*................        30,090

                 Shares                               Value
                 ----------------------------------------------
                  4,809 Autoliv, Inc............. $     272,045
                    594 Bandag, Inc..............        21,734
                  3,258 BorgWarner, Inc..........       212,096
                  1,300 Commercial Vehicle Group,
                        Inc.*....................        26,884
                  3,868 Cooper Tire & Rubber Co..        43,090
                 10,300 Goodyear Tire & Rubber
                        Co.*.....................       114,330
                  1,500 IMPCO Technologies,
                        Inc.*....................        16,002
                    963 Keystone Automotive
                        Industries, Inc.*........        40,658
                  3,800 Lear Corp................        84,398
                    700 Miller Industries, Inc.*.        14,487
                  2,093 Modine Manufacturing
                        Co.......................        48,892
                  3,476 Navistar International
                        Corp.*...................        85,544
                    885 Noble International Ltd..        12,673
                  4,252 Oshkosh Truck Corp.......       202,055
                  1,050 Superior Industries
                        International............        19,205
                  2,491 Tenneco Automotive,
                        Inc.*....................        64,766
                    900 Titan International, Inc.        16,839
                  2,477 TRW Automotive Holdings
                        Corp.*...................        67,573
                  7,599 Visteon Corp.*...........        54,789
                  1,854 Wabash National Corp.....        28,477
                                                  -------------
                                                      1,636,929
                                                  -------------
                 BANKING -- 8.9%
                    703 1st Source Corp..........        23,782
                    920 Alabama National
                        Bancorp..................        62,698
                  1,256 Amcore Financial, Inc....        36,813
                    660 AmericanWest Bancorp.....        14,949
                    600 Ameris Bancorp...........        13,884

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                    659 Arrow Financial Corp...... $      18,076
                  7,793 Associated Banc-Corp......       245,713
                    400 Bancfirst Corp............        17,900
                  4,596 Bancorpsouth, Inc.........       125,241
                    400 BancTrust Financial Group,
                        Inc.......................         9,388
                    797 Bank of Granite Corp......        16,602
                 39,741 Bank of Hawaii Corp.......     1,971,154
                    674 Bank of the Ozarks, Inc...        22,444
                  1,600 BankFinancial Corp........        27,680
                    549 Banner Corp...............        21,158
                  1,242 BOK Financial Corp........        61,690
                155,628 Boston Private Financial
                        Holdings, Inc.#...........     4,342,039
                    400 Camden National Corp......        15,960
                    550 Capital City Bank Group,
                        Inc.......................        16,610
                    540 Capital Corp. of the West.        17,280
                    800 Capitol Bancorp Ltd.......        31,160
                  1,000 Cardinal Financial Corp...        11,620
                  1,437 Cascade Bancorp...........        40,969
                    300 Cass Information Systems,
                        Inc.......................        14,604
                  3,046 Cathay General Bancorp....       110,813
                  3,600 Centennial Bank Holdings,
                        Inc.*.....................        37,224
                    800 Center Financial Corp.....        18,912
                    600 Centerstate Banks of
                        Florida, Inc..............        12,297
                  1,776 Central Pacific Financial
                        Corp......................        68,731
                  1,393 Chemical Financial Corp...        42,626
                  2,641 Chittenden Corp...........        68,270
                  2,526 Citizens Banking Corp.....        61,660
                    501 City Bank.................        23,377
                    918 City Holding Co...........        33,177
                  2,327 City National Corp........       151,464
                    818 Coastal Financial Corp....        10,667

                Shares                                 Value
                ------------------------------------------------
                    967 CoBiz, Inc................ $      21,777
                106,108 Colonial BancGroup, Inc...     2,724,853
                    700 Columbia Bancorp..........        17,545
                  1,007 Columbia Banking System,
                        Inc.......................        37,642
                  3,861 Commerce Bancshares,
                        Inc.......................       193,243
                    360 Community Bancorp,
                        Inc.*.....................        11,189
                    300 Community Bancorp, Inc....        12,690
                  1,624 Community Bank System,
                        Inc.......................        32,756
                  1,386 Community Banks, Inc......        36,035
                    971 Community Trust Bancorp,
                        Inc.......................        33,917
                 16,400 Compass Bancshares,
                        Inc.#.....................       911,840
                  2,162 Corus Bankshares, Inc.....        56,601
                  3,125 Cullen/Frost Bankers,
                        Inc.......................       179,062
                  3,510 CVB Financial Corp........        54,967
                  3,376 East-West Bancorp, Inc....       127,984
                    321 Enterprise Financial
                        Services Corp.............         8,169
                    400 Farmers Capital Bank
                        Corp......................        13,100
                    727 First Bancorp (North
                        Carolina).................        15,267
                  3,962 First Bancorp (Puerto
                        Rico).....................        36,847
                  1,005 First Busey Corp..........        20,572
                  1,688 First Charter Corp........        41,407
                    400 First Citizens BancShares,
                        Inc.......................        80,200
                  4,118 First Commonwealth
                        Financial Corp............        52,299
                103,112 First Community Bancorp,
                        Inc.......................     6,091,857

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                   622 First Community
                       Bancshares, Inc............ $      20,520
                 2,037 First Financial Bancorp....        30,372
                 1,100 First Financial Bankshares,
                       Inc........................        40,194
                   880 First Financial Corp.......        26,409
                 7,100 First Horizon National
                       Corp.......................       285,358
                   586 First Indiana Corp.........        15,254
                 1,219 First Merchants Corp.......        29,634
                27,528 First Midwest Bancorp,
                       Inc.#......................     1,020,738
                   450 First Oak Brook Bancshares,
                       Inc........................        16,650
                   129 First Regional Bancorp*....        11,352
                49,279 First Republic Bank#.......     2,256,978
                   482 First South Bancorp,
                       Inc.#......................        16,482
                   800 First State Bancorp........        19,024
                 4,972 FirstMerit Corp............       104,114
                   900 FLAG Financial Corp........        17,501
                 3,122 FNB Corp.
                       (Pennsylvania).............        49,234
                   545 FNB Corp. (Virginia).......        20,165
                 3,512 Fremont General Corp.......        65,183
                 1,605 Frontier Financial Corp....        54,554
                 9,949 Fulton Financial Corp......       158,395
                   875 GB&T Bancshares, Inc.......        19,040
                 1,770 Glacier Bancorp, Inc.......        51,808
                   674 Great Southern Bancorp,
                       Inc........................        20,577
                56,386 Greater Bay Bancorp#.......     1,621,097
                   493 Greene County Bancshares,
                       Inc........................        15,263
                 1,462 Hancock Holding Co.........        81,872
                 2,392 Hanmi Financial Corp.......        46,500
                 1,775 Harleysville National
                       Corp.......................        37,648

               Shares                                  Value
               ----------------------------------------------------
                  600 Heartland Financial USA,
                      Inc......................... $      15,990
                  605 Heritage Commerce Corp......        14,998
                  625 IBERIA BANK Corp............        35,962
               18,601 Independent Bank Corp.
                      (Massachusetts).............       603,974
                1,276 Independent Bank Corp.
                      (Michigan)..................        33,559
                  980 Integra Bank Corp...........        21,315
                1,219 Interchange Financial
                      Services Corp. (New Jersey).        27,428
                2,632 International Bancshares
                      Corp........................        72,327
                  300 Intervest Bancshares
                      Corp.*......................        12,147
                3,733 Investors Financial Services
                      Corp........................       167,612
                1,138 Irwin Financial Corp........        22,066
                  727 Lakeland Bancorp, Inc.......        11,392
                  800 Lakeland Financial Corp.....        19,432
                  693 Macatawa Bank Corp..........        16,209
                  519 MainSource Financial
                      Group, Inc..................         9,046
               81,557 MB Financial Corp.#.........     2,883,856
                  928 MBT Financial Corp..........        14,848
                  551 Mercantile Bank Corp........        21,957
                6,886 Mercantile Bankshares
                      Corp........................       245,624
                  300 MetroCorp Bancshares,
                      Inc.........................         8,782
                1,306 Mid-State Bancshares........        36,568
                1,077 Midwest Banc Holdings,
                      Inc.........................        23,963
                1,200 Nara Bancorp, Inc...........        22,500
                2,646 National Penn Bancshares,
                      Inc.........................        52,550
                  400 NBC Capital Corp............         8,908
               30,303 NBT Bancorp, Inc.#..........       703,939

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               ----------------------------------------------------
                  572 Northern Empire
                      Bancshares*................. $      13,734
                3,798 Old National Bancorp........        75,846
                  760 Old Second Bancorp, Inc.....        23,560
                  582 Omega Financial Corp........        18,222
                1,065 Oriental Financial Group....        13,589
                2,541 Pacific Capital Bancorp.....        79,076
                  746 Park National Corp..........        73,712
                  640 Peoples Bancorp, Inc........        19,098
               52,405 Pinnacle Financial Partners,
                      Inc.#*......................     1,594,684
                  500 Placer Sierra Bancshares....        11,595
                  300 Preferred Bank (Los
                      Angeles)....................        16,083
                  579 Premierwest Bancorp.........         8,348
                  900 PrivateBancorp, Inc.........        37,269
                1,426 Prosperity Bancshares,
                      Inc.........................        46,901
               49,291 Provident Bankshares
                      Corp........................     1,793,699
                1,837 R-G Financial Corp.
                      Class B.....................        15,780
                  650 Renasant Corp...............        26,228
                  600 Republic Bancorp, Inc.
                      (Kentucky)..................        12,351
               85,983 Republic Bancorp, Inc.
                      (Michigan)..................     1,065,329
                  266 Royal Bancshares of
                      Pennsylvania................         6,458
                1,576 S&T Bancorp, Inc............        52,370
                  887 Sandy Spring Bancorp,
                      Inc.........................        31,985
                  427 Santander BanCorp...........        10,513
                  603 SCBT Financial Corp.........        21,497
                  691 Seacoast Banking Corp. of
                      Florida.....................        18,401
                  906 Security Bank Corp..........        20,177
                  600 Shore Bancshares, Inc.......        16,274

                Shares                                Value
                -----------------------------------------------
                   283 Sierra Bancorp............ $       7,420
                 1,773 Signature Bank*...........        57,410
                   657 Simmons First National
                       Corp......................        19,060
                 5,786 Sky Financial Group, Inc..       136,607
                   500 Smithtown Bancorp, Inc....        12,077
                 4,234 South Financial Group,
                       Inc.......................       111,820
                   607 Southside Bancshares,
                       Inc.......................        13,546
                   600 Southwest Bancorp, Inc....        15,300
                   400 State National Bancshares,
                       Inc.......................        15,244
                 1,203 Sterling Bancorp..........        23,459
                 2,721 Sterling Bancshares, Inc..        51,019
                 1,352 Sterling Financial Corp...        29,609
                   670 Suffolk Bancorp...........        21,943
                   398 Summit Bancshares, Inc....         8,442
                   606 Sun Bancorp, Inc.*........         9,841
                 1,000 Superior Bancorp*.........        11,000
                 2,741 Susquehanna Bancshares,
                       Inc.......................        65,510
                 2,084 SVB Financial Group*......        94,739
                   599 SY Bancorp, Inc...........        16,447
                   300 Taylor Capital Group, Inc.        12,243
                 7,578 TCF Financial Corp........       200,438
                 1,410 Texas Capital Bancshares,
                       Inc.*.....................        32,853
                 2,567 Texas Regional Bancshares,
                       Inc.......................        97,356
                   600 Texas United Bancshares,
                       Inc.......................        16,886
                   425 The Bancorp, Inc.*........        10,629
                   369 Tompkins Trustco, Inc.....        15,846
                   600 Trico Bancshares..........        16,428
                 4,298 Trustco Bank Corp.........        47,364
                 2,593 Trustmark Corp............        80,305
                 5,022 UCBH Holdings, Inc........        83,064

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 1,682 UMB Financial Corp......... $      56,078
                 3,329 Umpqua Holdings Corp.......        85,383
                   522 Union Bankshares Corp......        22,519
                 2,085 United Bankshares, Inc.....        76,374
                 1,800 United Community Banks,
                       Inc........................        54,792
                   500 United Security Bancshares/
                       CA.........................        10,693
                   840 Univest Corp. of
                       Pennsylvania...............        23,201
                   487 USB Holding Co., Inc.......        10,958
                 6,547 Valley National Bancorp....       168,316
                   437 Vineyard National
                       Bancorp....................        11,755
                48,889 Virginia Commerce Bancorp,
                       Inc.#*.....................     1,168,447
                   474 Virginia Financial Group,
                       Inc........................        20,012
                 6,534 W Holding Co., Inc.........        43,451
                   495 Washington Trust Bancorp,
                       Inc........................        13,721
                 3,080 Webster Financial Corp.....       146,115
                 1,250 WesBanco, Inc..............        38,737
                 1,037 West Bancorp, Inc..........        19,361
                   713 West Coast Bancorp.........        21,012
                 1,803 Westamerica Bancorp........        88,293
                   800 Western Alliance
                       Bancorp*...................        27,824
                 3,653 Whitney Holding Corp.......       129,207
                 3,799 Wilmington Trust Corp......       160,242
                   652 Wilshire Bancorp, Inc......        11,749
                47,209 Wintrust Financial
                       Corp.#.....................     2,400,578
                   597 Yardville National
                       Bancorp....................        21,331
                                                   -------------
                                                      41,176,152
                                                   -------------

                Shares                                Value
                --------------------------------------------------
                BIOTECHNOLOGY -- 0.6%
                   500 Advanced Magnetics,
                       Inc.*..................... $      15,107
                 3,800 ADVENTRX
                       Pharmaceuticals, Inc.*....        12,043
                 3,901 Affymetrix, Inc.*.........        99,866
                 1,738 Alexion Pharmaceuticals,
                       Inc.*.....................        62,777
                 3,000 American Oriental
                       Bioengineering, Inc.......        16,586
                 4,342 Applera Corp. -- Celera
                       Genomics Group*...........        56,229
                 2,600 Arena Pharmaceuticals,
                       Inc.*.....................        30,108
                 3,113 Ariad Pharmaceuticals,
                       Inc.*.....................        14,040
                 1,032 Bio-Rad Laboratories,
                       Inc.*.....................        67,018
                 1,676 Cambrex Corp..............        34,911
                 2,405 Cell Genesys, Inc.*.......        12,073
                 4,116 Charles River Laboratories
                       International, Inc.*......       151,469
                 1,200 Coley Pharmaceutical
                       Group, Inc.*..............        13,857
                 1,112 Cotherix, Inc.*...........         9,574
                 1,800 Cytokinetics, Inc.*.......        11,319
                 3,000 deCODE genetics, Inc.*....        18,570
                   834 Digene Corp.*.............        32,309
                 1,181 Diversa Corp.*............        11,408
                 3,361 Encysive Pharmaceuticals,
                       Inc.*.....................        23,292
                 1,604 Enzo Biochem, Inc.*.......        24,188
                 2,704 Enzon Pharmaceuticals,
                       Inc.*.....................        20,388
                 4,925 Exelixis, Inc.*...........        49,496
                 1,377 Genitope Corp.*...........         8,703
                   900 Genomic Health, Inc.*.....        10,591
                 2,903 Geron Corp.*..............        20,031
                   183 GTx, Inc.*................         1,665
                 1,900 Hana Biosciences, Inc.....        17,229

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 7,100 Human Genome Sciences,
                       Inc.*..................... $      75,970
                 3,656 ICOS Corp.*...............        80,395
                 2,075 Illumina, Inc.*...........        61,544
                 5,463 Incyte Corp.*.............        25,130
                   985 Integra LifeSciences
                       Holdings Corp.*...........        38,228
                 1,659 InterMune, Inc.*..........        27,291
                 3,033 Invitrogen Corp.*.........       200,390
                 2,069 Keryx Biopharmaceuticals,
                       Inc.*.....................        29,380
                 4,391 Lexicon Genetics, Inc.*...        19,276
                 1,984 Lifecell Corp.*...........        61,345
                 1,680 Martek Biosciences
                       Corp.*....................        48,636
                 1,458 Maxygen, Inc.*............        10,906
                 1,400 Metabasis Therapeutics,
                       Inc.*.....................        10,680
                17,600 Millennium
                       Pharmaceuticals, Inc.*....       175,472
                 2,987 Millipore Corp.*..........       188,151
                 1,400 Momenta Pharmaceuticals,
                       Inc.*.....................        17,794
                 8,000 Monogram Biosciences,
                       Inc.*.....................        15,840
                 2,492 Myogen, Inc.*.............        72,268
                 2,237 Myriad Genetics, Inc.*....        56,484
                 5,234 Nektar Therapeutics*......        95,992
                   939 Northfield Laboratories,
                       Inc.*.....................         9,287
                 4,000 Novavax, Inc.*............        20,156
                 3,300 Panacos Pharmaceuticals,
                       Inc.*.....................        18,212
                 6,516 PDL BioPharma, Inc.*......       119,960
                11,300 Peregrine Pharmaceuticals,
                       Inc.......................        17,964
                 2,234 Regeneron Pharmaceuticals,
                       Inc.*.....................        28,640

                Shares                                Value
                -----------------------------------------------
                 1,800 Sangamo BioSciences,
                       Inc.*..................... $      10,618
                 4,200 Savient Pharmaceuticals,
                       Inc.*.....................        22,050
                 1,924 Serologicals Corp.*.......        60,491
                 2,700 Sirna Therapeutics, Inc.*.        15,386
                 2,637 SuperGen, Inc.*...........         9,572
                 3,085 Telik, Inc.*..............        50,902
                 6,290 Vertex Pharmaceuticals,
                       Inc.*.....................       230,906
                                                  -------------
                                                      2,770,163
                                                  -------------
                BUILDING & CONSTRUCTION -- 1.8%
                   527 Aaon, Inc.................        13,523
                 1,804 Apogee Enterprises, Inc...        26,519
                 2,327 Beazer Homes USA, Inc.....       106,739
                   763 Brookfield Homes Corp.....        25,141
                   900 Builders FirstSource,
                       Inc.*.....................        18,324
                   400 Cavco Industries, Inc.*...        17,772
                 4,311 Champion Enterprises,
                       Inc.*.....................        47,593
                 2,459 Comfort Systems USA,
                       Inc.......................        35,139
                 1,120 Drew Industries, Inc.*....        36,288
                 2,343 Dycom Industries, Inc.*...        49,882
                 2,793 Eagle Materials, Inc......       132,668
                 1,220 ElkCorp...................        33,879
                 1,696 EMCOR Group, Inc.*........        82,544
                 3,478 Fleetwood Enterprises,
                       Inc.*.....................        26,224
                 2,716 Florida Rock Industries,
                       Inc.......................       134,904
                 1,334 Genlyte Group, Inc.*......        96,622
                 1,500 Goodman Global, Inc.*.....        22,765
                 1,912 Granite Construction, Inc.        86,556
                 2,400 Home Solutions of America,
                       Inc.*.....................        14,805

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 2,962 Hovnanian Enterprises,
                       Inc.*..................... $      89,097
                 1,600 Infrasource Services,
                       Inc.*.....................        29,136
                27,336 Insituform Technologies,
                       Inc.#*....................       625,721
                 1,600 Interline Brands, Inc.*...        37,408
                 3,254 Jacobs Engineering Group,
                       Inc.*.....................       259,149
                20,300 KB Home...................       930,708
                   718 Layne Christensen Co.*....        20,355
                 3,206 Lennox International, Inc.        84,895
                   957 Levitt Corp...............        15,312
                 1,194 LSI Industries, Inc.......        20,286
                   686 M/I Homes, Inc............        24,065
                 2,672 Martin Marietta Materials,
                       Inc.......................       243,553
                 1,836 MDC Holdings, Inc.........        95,343
                 1,272 Meritage Homes Corp.*.....        60,102
                 1,757 Monaco Coach Corp.........        22,314
                 1,165 NCI Building Systems,
                       Inc.*.....................        61,943
                   300 NVR, Inc.*................       147,343
                   380 Palm Harbor Homes,
                       Inc.*.....................         6,684
                 1,100 Perini Corp.*.............        24,750
                 2,746 Ryland Group, Inc.........       119,643
                 4,384 Shaw Group, Inc.*.........       121,875
                 1,982 Simpson Manufacturing Co.,
                       Inc.......................        71,451
                   288 Skyline Corp..............        12,321
                 3,822 Standard-Pacific Corp.....        98,225
                   600 Sterling Construction Co.,
                       Inc.*.....................        16,556
                   892 Technical Olympic USA,
                       Inc.......................        12,809
                21,121 Texas Industries, Inc.#...     1,121,525
                34,023 Thor Industries, Inc.#....     1,648,414

                Shares                                 Value
                ------------------------------------------------
                  7,500 Toll Brothers, Inc.*...... $     191,733
                    547 Trex Co., Inc.*...........        14,162
                  2,100 U.S. Concrete, Inc.*......        23,200
                    909 Universal Forest Products,
                        Inc.......................        57,022
                  2,967 URS Corp.*................       124,614
                  2,263 USG Corp.*................       165,041
                  1,600 Washington Group
                        International, Inc........        85,344
                 35,156 WCI Communities, Inc.#*...       708,042
                  1,800 Williams Scotsman
                        International, Inc.*......        39,312
                  2,018 Winnebago Industries......        62,639
                                                   -------------
                                                       8,499,979
                                                   -------------
                BUSINESS SERVICES & SUPPLIES -- 1.0%
                  1,156 Administaff, Inc..........        41,396
                    838 CDI Corp..................        24,302
                195,900 Cross Country Healthcare,
                        Inc.#*....................     3,563,421
                  1,476 Gevity HR, Inc............        39,188
                  1,321 Global Imaging Systems,
                        Inc.*.....................        54,531
                  1,150 Heidrick & Struggles
                        International, Inc.*......        38,916
                  3,844 Herman Miller, Inc........        99,060
                  3,159 Hewitt Associates, Inc.*..        71,014
                  2,900 HNI Corp..................       131,515
                  1,262 Hudson Highland Group,
                        Inc.*.....................        13,617
                  5,996 IKON Office Solutions,
                        Inc.......................        75,549
                  2,484 Interface, Inc.*..........        28,442
                  1,136 Kelly Services, Inc.......        30,865
                  1,610 Kforce, Inc.*.............        24,939
                  2,000 Knoll, Inc................        36,720
                  2,130 Korn/Ferry International*.        41,727
                  3,029 Labor Ready, Inc.*........        68,607

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                  Shares                             Value
                  --------------------------------------------
                   5,766 MPS Group, Inc.*....... $      86,836
                   2,698 Resources Connection,
                         Inc.*..................        67,504
                   2,851 Spherion Corp.*........        26,001
                   4,536 Steelcase, Inc.........        74,617
                                                 -------------
                                                     4,638,767
                                                 -------------
                  CHEMICALS -- 2.8%
                   3,690 Airgas, Inc............       137,452
                  28,303 Albemarle Corp.#.......     1,355,148
                   1,021 American Vanguard Corp.        15,810
                   1,280 Arch Chemicals, Inc....        46,144
                   3,700 Ashland, Inc...........       246,736
                     472 Balchem Corp...........        10,620
                   3,566 Cabot Corp.............       123,098
                   1,463 Cabot Microelectronics
                         Corp.*.................        44,344
                   4,400 Celanese Corp..........        89,848
                   3,300 CF Industries Holdings,
                         Inc....................        47,058
                  13,701 Chemtura Corp..........       127,967
                   2,343 Cytec Industries, Inc..       125,725
                   4,700 Eastman Chemical Co....       253,744
                   2,530 Ferro Corp.............        40,379
                  24,947 FMC Corp.#.............     1,606,337
                  51,987 Georgia Gulf Corp.#....     1,300,715
                   1,580 HB Fuller Co...........        68,841
                   6,269 Hercules, Inc.*........        95,665
                   5,300 Huntsman Corp.*........        91,796
                     641 Innospec, Inc..........        16,294
                   5,258 International Flavors &
                         Fragrances, Inc........       185,292
                     272 Kronos Worldwide, Inc..         7,956
                   3,766 Lubrizol Corp..........       150,075
                  45,186 MacDermid, Inc.#.......     1,301,357
                   1,152 Minerals Technologies,
                         Inc....................        59,904

                Shares                                 Value
                ---------------------------------------------------
                    900 NewMarket Corp............ $      44,154
                    521 NL Industries.............         5,601
                  3,998 Olin Corp.................        71,684
                  1,634 OM Group, Inc.*...........        50,409
                  2,700 Omnova Solutions, Inc.*...        15,333
                    500 Pioneer Cos., Inc.*.......        13,640
                117,452 PolyOne Corp.#*...........     1,031,229
                  2,100 Rockwood Holdings, Inc.*..        48,321
                  6,907 RPM International, Inc....       124,326
                  1,788 Schulman A, Inc...........        40,927
                  2,707 Sensient Technologies
                        Corp......................        56,603
                  3,900 Sigma-Aldrich Corp........       283,296
                 45,995 Spartech Corp.#...........     1,039,487
                    273 Stepan Co.................         8,621
                  1,978 Symyx Technologies*.......        47,769
                  5,563 Terra Industries, Inc.*...        35,436
                  2,500 Tronox, Inc. Class B......        32,918
                  3,000 UAP Holding Corp..........        65,430
                    648 Valhi, Inc................        15,908
                 48,560 Valspar Corp.#............     1,282,470
                 31,150 Westlake Chemical
                        Corp.#....................       928,270
                  3,868 WR Grace & Co.*...........        45,256
                    800 Zoltek Companies, Inc.*...        23,912
                                                   -------------
                                                      12,859,305
                                                   -------------
                COMMERCIAL SERVICES -- 7.0%
                  2,230 Aaron Rents, Inc..........        59,942
                  2,137 ABM Industries, Inc.......        36,543
                    595 ACE Cash Express, Inc.*...        17,416
                  5,188 Adesa, Inc................       115,381
                  4,000 Advance America Cash
                        Advance Centers, Inc......        70,160
                105,700 Advisory Board Co.#*......     5,083,113
                  1,722 Albany Molecular Research,
                        Inc.*.....................        18,391

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ---------------------------------------------------
                  2,379 Alderwoods Group, Inc.*... $      46,295
                  4,658 Alliance Data Systems
                        Corp.*....................       273,984
                  1,834 Arbitron, Inc.............        70,297
                    600 Bankrate, Inc.*...........        22,656
                  1,371 Banta Corp................        63,518
                    500 Barrett Business Services,
                        Inc.*.....................         9,173
                 10,176 BearingPoint, Inc.*.......        85,173
                  1,543 Bowne & Co., Inc..........        22,065
                  5,600 Career Education Corp.*...       167,384
                  3,917 Cbiz, Inc.*...............        29,025
                  1,100 Central Parking Corp......        17,600
                  3,100 Cenveo, Inc.*.............        55,645
                  1,408 Chemed Corp...............        76,778
                113,400 ChoicePoint, Inc.*........     4,736,718
                    900 Clark, Inc................        11,880
                  1,800 Coinmach Service Corp.
                        Class A...................        18,450
                  1,512 Coinstar, Inc.*...........        36,197
                    900 Compass Diversified
                        Trust.....................        12,840
                    618 Consolidated Graphics,
                        Inc.*.....................        32,173
                  8,124 Convergys Corp.*..........       158,418
                    800 Cornell Cos., Inc.*.......        12,285
                  2,363 Corporate Executive Board
                        Co........................       236,773
                  2,295 Corrections Corp. of
                        America*..................       121,497
                    996 CoStar Group, Inc.*.......        59,591
                    699 CRA International, Inc.*..        31,553
                    500 Dawson Geophysical Co.*...        15,382
                  2,903 Deluxe Corp...............        50,744
                  1,617 DiamondCluster
                        International, Inc.*......        12,807
                    700 Dollar Financial Corp.*...        12,597

               Shares                                  Value
               ----------------------------------------------------
                 1,428 Dollar Thrifty Automotive
                       Group*..................... $      64,360
                 1,600 DynCorp International,
                       Inc.*......................        16,604
                 1,323 Electro Rent Corp.*........        21,194
                 2,900 Enersys*...................        60,610
                 7,416 Equifax, Inc...............       254,665
                 1,913 Euronet Worldwide, Inc.*...        73,402
                   674 Exponent, Inc.*............        11,391
                   570 First Advantage Corp.*.....        13,258
                 1,500 First Consulting Group,
                       Inc.*......................        13,257
                   796 Forrester Research, Inc.*..        22,272
               117,444 FTI Consulting, Inc.*......     3,143,976
               240,558 Gartner, Inc.#*............     3,415,924
                   618 Geo Group, Inc.*...........        21,661
                 2,000 Global Cash Access, Inc.*..        31,260
                 3,100 Gold Kist, Inc.*...........        41,447
                   800 H&E Equipment Services,
                       Inc.*......................        23,560
               119,725 Healthcare Services
                       Group#.....................     2,508,239
                   600 Heartland Payment
                       Systems, Inc.*.............        16,728
                 1,100 Huron Consulting Group,
                       Inc.*......................        38,599
                   500 ICT Group, Inc.*...........        12,262
                 2,242 Interactive Data Corp.*....        45,042
                 6,604 Iron Mountain, Inc.*.......       246,858
                 2,100 Jackson Hewitt Tax Service,
                       Inc........................        65,835
                   800 Kendle International,
                       Inc.*......................        29,378
                 1,000 Kenexa Corp.*..............        31,850
                   590 Landauer, Inc..............        28,261
                   998 LECG Corp.*................        18,433
                 3,700 Live Nation, Inc.*.........        75,315

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                 2,127 Magellan Health Services,
                       Inc.*...................... $      96,374
                   996 MAXIMUS, Inc...............        23,057
                 1,022 Mcgrath Rentcorp...........        28,422
                   995 Midas, Inc.*...............        18,308
                   600 Monro Muffler, Inc.........        19,536
                   900 Morningstar, Inc.*.........        37,332
               108,049 Navigant Consulting,
                       Inc.#*.....................     2,447,310
                 1,950 NCO Group, Inc.*...........        51,558
                 2,800 Net 1 UEPS Technologies,
                       Inc.*......................        76,563
                 1,700 On Assignment, Inc.*.......        15,620
                 1,564 Parexel International
                       Corp.*.....................        45,121
                 1,200 PeopleSupport, Inc.*.......        16,148
                 5,830 Pharmaceutical Product
                       Development, Inc...........       204,750
                 3,000 PHH Corp.*.................        82,620
                   620 Pre-Paid Legal Services,
                       Inc........................        21,390
                   720 Providence Service Corp.*..        19,606
                   700 QC Holdings, Inc.*.........         9,457
                 6,417 Quanta Services, Inc.*.....       111,207
                 3,928 Rent-A-Center, Inc.*.......        97,650
                 1,800 Rewards Network, Inc.*.....        14,703
                 1,755 Rollins, Inc...............        34,468
                 1,382 Senomyx, Inc.*.............        19,942
               171,851 Service Corp.
                       International#.............     1,398,867
                17,010 ServiceMaster Co...........       175,713
                 1,196 SFBC International, Inc.*..        18,131
                 3,554 Sotheby's Holdings*........        93,292
                 2,152 Source Interlink Companies,
                       Inc.*......................        25,609
                 1,029 Sourcecorp*................        25,509
                   400 Standard Parking Corp.*....        10,830
                   717 Startek, Inc...............        10,719

                Shares                                 Value
                ------------------------------------------------
                  6,595 Stewart Enterprises, Inc.. $      37,921
                    400 Team, Inc.*...............        10,018
                  1,530 TeleTech Holdings, Inc.*..        19,370
                  1,481 TNS, Inc.*................        30,642
                  3,871 United Rentals, Inc.*.....       123,795
                  2,719 Valassis Communications,
                        Inc.*.....................        64,141
                    500 Vertrue, Inc.*............        21,515
                  1,378 Viad Corp.................        43,131
                    496 Volt Information Sciences,
                        Inc.*.....................        23,114
                  6,000 Waters Corp.*.............       266,341
                  2,368 Watson Wyatt & Co.
                        Holdings..................        83,212
                  2,700 Weight Watchers
                        International, Inc........       110,379
                145,200 Wright Express Corp.#*....     4,173,048
                                                   -------------
                                                      32,502,524
                                                   -------------
                COMPUTERS & INFORMATION -- 1.5%
                    945 3D Systems Corp.*.........        18,985
                  3,868 Advanced Digital
                        Information Corp.*........        45,526
                  1,544 Agilysys, Inc.............        27,792
                    698 Ansoft Corp.*.............        14,295
                  6,621 BISYS Group, Inc.*........        90,708
                375,171 Brocade Communications
                        Systems, Inc.#*...........     2,303,550
                  1,725 CACI International, Inc.*.       100,619
                  8,757 Ceridian Corp.*...........       214,021
                  3,140 Ciber, Inc.*..............        20,693
                  1,080 COMSYS IT Partners,
                        Inc.*.....................        16,330
                  1,522 Covansys Corp.*...........        19,132
                  4,033 Diebold, Inc..............       163,820
                  3,400 DST Systems, Inc.*........       202,300
                  1,650 Echelon Corp.*............        12,359
                  3,368 Electronics for Imaging*..        70,324

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 2,409 Factset Research Systems,
                       Inc........................ $     113,946
                13,728 Gateway, Inc.*.............        26,083
                 1,238 Hutchinson Technology,
                       Inc.*......................        26,778
                 1,200 iGate Corp.*...............         7,668
                 1,400 IHS, Inc.*.................        41,482
                 1,930 Imation Corp...............        79,226
                   508 Integral Systems, Inc......        13,630
                 1,532 Intergraph Corp.*..........        48,243
                 2,279 InterVoice, Inc.*..........        16,226
                 4,606 Jack Henry & Associates,
                       Inc........................        90,554
                 1,600 Kanbay International,
                       Inc.*......................        23,264
                 1,748 Komag, Inc.*...............        80,723
                 1,850 Kronos, Inc.*..............        66,988
                 1,500 Magma Design Automation,
                       Inc.*......................        11,025
                 1,552 Manhattan Associates,
                       Inc.*......................        31,490
                   900 Maxwell Technologies,
                       Inc.*......................        17,663
                 9,331 McData Corp.*..............        38,070
                 4,425 Mentor Graphics Corp.*.....        57,437
                   871 Mercury Computer Systems,
                       Inc.*......................        13,405
                 2,088 Micros Systems, Inc.*......        91,204
                 1,922 Mobility Electronics, Inc.*        13,954
                 1,153 MTS Systems Corp...........        45,555
                 3,157 National Instruments
                       Corp.......................        86,502
                   800 Ness Technologies, Inc.*...         8,600
                 1,196 Netscout Systems, Inc.*....        10,668
                 5,368 Palm, Inc.*................        86,425
                 3,400 Pegasus Wireless Corp.*....        30,389
                 4,655 Perot Systems Corp.*.......        67,404
                 9,562 Quantum Corp.*.............        25,052

                Shares                                 Value
                ------------------------------------------------
                 1,600 Rackable Systems, Inc.*.... $      63,184
                 1,588 Radiant Systems, Inc.*.....        16,785
                 1,321 Radisys Corp.*.............        29,009
                 3,499 Reynolds & Reynolds Co.....       107,314
                     1 Seagate Technology*........            17
                   498 SI International, Inc.*....        15,269
                 1,500 Sigma Designs, Inc.*.......        14,142
                 5,492 Silicon Storage Technology,
                       Inc.*......................        22,298
                 2,258 SRA International, Inc.*...        60,131
                   542 Stratasys, Inc.*...........        15,967
                 1,417 SYKES Enterprises, Inc.*...        22,899
                 1,380 Synaptics, Inc.*...........        29,532
                72,125 Synopsys, Inc.*............     1,353,786
                   413 Syntel, Inc................         8,450
                 1,721 Talx Corp..................        37,638
                 2,392 Tyler Technologies, Inc.*..        26,790
                19,700 Unisys Corp.*..............       123,716
                12,177 Western Digital Corp.*.....       241,226
                                                   -------------
                                                       6,778,261
                                                   -------------
                CONTAINERS & PACKAGING -- 0.9%
                   500 AEP Industries, Inc.*......        16,706
                 5,854 Ball Corp..................       216,832
                 5,994 Bemis Co...................       183,536
                 1,088 Chesapeake Corp............        17,854
                92,469 Crown Holdings, Inc.*......     1,439,742
                 3,649 Graphic Packaging Corp.*...        13,830
                   909 Greif, Inc.................        68,139
                 2,034 Mobile Mini, Inc.*.........        59,515
                 8,631 Owens-Illinois, Inc.*......       144,655
                 4,731 Packaging Corp. of
                       America....................       104,177
                43,553 Pactiv Corp.#*.............     1,077,937
                 4,800 Sealed Air Corp............       249,984
                 1,166 Silgan Holdings, Inc.......        43,154

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                14,300 Smurfit-Stone Container
                       Corp.*..................... $     156,442
                 5,655 Sonoco Products Co.........       178,981
                                                   -------------
                                                       3,971,484
                                                   -------------
                COSMETICS & PERSONAL CARE -- 0.1%
                 4,500 Alberto-Culver Co..........       219,240
                   903 Chattem, Inc.*.............        27,424
                 1,635 Elizabeth Arden, Inc.*.....        29,234
                   247 Inter Parfums, Inc.........         4,253
                   800 Parlux Fragrances, Inc.*...         7,752
                 6,758 Revlon, Inc.*..............         8,515
                                                   -------------
                                                         296,418
                                                   -------------
                DISTRIBUTION & WHOLESALE -- 1.6%
                 1,907 Aviall, Inc.*..............        90,621
                 2,550 Beacon Roofing Supply,
                       Inc.*......................        56,126
                84,826 Bell Microproducts, Inc.#*.       459,757
                   700 BlueLinx Holdings, Inc.....         9,121
                 2,776 Brightpoint, Inc.*.........        37,559
                 1,708 Building Material Holding
                       Corp.......................        47,602
                 3,400 CDW Corp...................       185,769
                 1,770 Central European
                       Distribution Corp.*........        44,533
                   600 Core-Mark Holding Co.,
                       Inc.*......................        21,475
                   700 Directed Electronics, Inc.*         9,184
                90,422 Ingram Micro, Inc.#*.......     1,639,351
                25,500 Lenox Group, Inc.#*........       180,795
                 2,618 LKQ Corp.*.................        49,742
                   400 MWI Veterinary Supply,
                       Inc.*......................        14,572
                   665 Nuco2, Inc.*...............        15,987
                47,289 Owens & Minor, Inc.........     1,352,465
                 2,938 Pool Corp..................       128,185
                 1,408 Scansource, Inc.*..........        41,283

                Shares                                 Value
                ------------------------------------------------
                 3,265 Tech Data Corp.*........... $     125,082
                32,826 Triad Guaranty, Inc.#*.....     1,604,535
                25,207 United Stationers, Inc.#*..     1,243,209
                 1,637 Watsco, Inc................        97,925
                 2,768 WESCO International,
                       Inc.*......................       190,992
                                                   -------------
                                                       7,645,870
                                                   -------------
                DIVERSIFIED FINANCIAL SERVICES -- 1.3%
                   941 Accredited Home Lenders
                       Holding Co.*...............        44,989
                 1,157 Advanta Corp. Class B......        41,594
                 1,871 Affiliated Managers
                       Group*.....................       162,571
                 4,400 AG Edwards, Inc............       243,408
                 8,030 Allied Capital Corp........       231,023
                 7,591 American Capital Strategies
                       Ltd........................       254,147
                 7,298 AmeriCredit Corp.*.........       203,760
                 4,740 Apollo Investment Corp.....        87,595
                 1,888 Ares Capital Corp..........        31,964
                 1,089 Asset Acceptance Capital
                       Corp.*.....................        21,562
                   684 Asta Funding, Inc..........        25,616
                 1,400 Calamos Asset Management,
                       Inc. Class A...............        40,586
                   200 Capital Southwest Corp.....        20,890
                 5,227 CapitalSource, Inc.........       122,625
                 3,063 CharterMac.................        57,309
                   600 Cohen & Steers, Inc........        14,160
                 1,267 CompuCredit Corp.*.........        48,704
                   600 Credit Acceptance Corp.*...        16,280
                 5,507 Doral Financial Corp.......        35,300
                 6,726 Eaton Vance Corp...........       167,881
                 1,654 eSpeed, Inc.*..............        13,778
                   706 Federal Agricultural
                       Mortgage Corp. Class C.....        19,556
                 5,281 Federated Investors, Inc.
                       Class B....................       166,352

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 1,390 Financial Federal Corp..... $      38,656
                 1,745 First Marblehead Corp......        99,360
                 8,019 Friedman Billings Ramsey
                       Group, Inc.................        87,968
                   468 GAMCO Investors, Inc.......        17,204
                   700 GFI Group, Inc.*...........        37,765
                   500 Gladstone Capital Corp.....        10,695
                 1,200 Gladstone Investment
                       Corp.......................        18,000
                 1,000 Greenhill & Co., Inc.......        60,760
                   975 Harris & Harris Group,
                       Inc.*......................        10,764
                 3,622 IndyMac Bancorp, Inc.......       166,069
                 1,100 IntercontinentalExchange,
                       Inc.*......................        63,734
                 2,193 International Securities
                       Exchange, Inc..............        83,488
                 2,357 Investment Technology
                       Group, Inc.*...............       119,877
                12,484 Janus Capital Group, Inc...       223,464
                 6,852 Jefferies Group, Inc.......       203,025
                 5,898 Knight Capital Group,
                       Inc.*......................        89,827
                 3,084 LaBranche & Co., Inc.*.....        37,347
                 1,600 MarketAxess Holdings,
                       Inc.*......................        17,616
                   809 Marlin Business Services,
                       Inc.*......................        18,251
                 2,969 MCG Capital Corp...........        47,207
                 1,000 Medallion Financial Corp...        12,957
                 5,012 MoneyGram International,
                       Inc........................       170,157
                 1,100 MVC Capital, Inc...........        14,781
                 5,500 Nasdaq Stock Market,
                       Inc.*......................       164,450
                 2,104 National Financial Partners
                       Corp.......................        93,228
                 1,037 Nelnet, Inc.*..............        42,050

                Shares                                Value
                -----------------------------------------------
                 1,000 NGP Capital Resources
                       Co........................ $      14,630
                 4,548 Nuveen Investments, Inc...       195,791
                 2,268 Ocwen Financial Corp.*....        28,826
                 1,200 optionsXpress Holdings,
                       Inc.......................        27,972
                   500 Penson Worldwide, Inc.*...         8,603
                 1,128 Piper Jaffray Cos.*.......        69,045
                   900 Portfolio Recovery
                       Associates, Inc.*.........        41,130
                 5,484 Raymond James Financial,
                       Inc.......................       166,001
                   484 Sanders Morris Harris
                       Group, Inc................         7,313
                   590 Stifel Financial Corp.*...        20,833
                   242 Student Loan Corp.........        48,884
                   826 SWS Group, Inc............        19,923
                 1,049 Technology Investment
                       Capital Corp.#............        15,368
                   500 Thomas Weisel Partners
                       Group, Inc.*..............         9,505
                   625 United PanAm Financial
                       Corp.*....................        19,000
                 4,956 Waddell & Reed Financial,
                       Inc.......................       101,895
                23,178 Walter Industries, Inc.#..     1,336,212
                   952 World Acceptance Corp.*...        33,815
                                                  -------------
                                                      6,185,096
                                                  -------------
                DIVERSIFIED OPERATIONS -- 0.0%
                 1,400 Star Maritime Acquisition
                       Corp.*....................        14,224
                                                  -------------
                EDUCATION -- 0.5%
                 1,582 Bright Horizons Family
                       Solutions, Inc.*..........        59,626
                 5,034 Corinthian Colleges, Inc.*        72,288
                 3,293 DeVry, Inc.*..............        72,347
                 1,100 Educate, Inc.*............         8,426

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ---------------------------------------------------
                 2,513 ITT Educational Services,
                       Inc.*...................... $     165,380
                 2,539 Laureate Education, Inc.*..       108,238
                   851 Strayer Education, Inc.....        82,649
                86,186 Universal Technical
                       Institute, Inc.#*..........     1,897,816
                                                   -------------
                                                       2,466,770
                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.3%
                 2,196 Advanced Energy Industries,
                       Inc.*......................        29,075
                 1,429 Allete, Inc................        67,663
                 9,900 American Power Conversion
                       Corp.......................       192,908
                 1,541 American Superconductor
                       Corp.*.....................        13,607
                 4,026 Ametek, Inc................       190,752
                 2,420 Belden CDT, Inc............        79,981
                 6,800 Capstone Turbine Corp.*....        15,501
                   500 Color Kinetics, Inc.*......         9,455
                 1,373 Encore Wire Corp.*.........        49,346
                 3,652 Energizer Holdings, Inc.*..       213,898
                 2,309 Energy Conversion Devices,
                       Inc.*......................        84,117
                 2,795 General Cable Corp.*.......        97,825
                 6,158 GrafTech International
                       Ltd.*......................        35,716
                 3,623 Hubbell, Inc. Class B......       172,636
                   900 Insteel Industries, Inc....        21,775
                 2,407 Intermagnetics General
                       Corp.*.....................        64,941
                   900 Lamson & Sessions Co.*.....        25,518
                 1,350 Littelfuse, Inc.*..........        46,413
                   785 Medis Technologies Ltd.*...        15,920
                   285 Powell Industries, Inc.*...         6,820
                 4,436 Power-One, Inc.*...........        29,278
                 1,400 Raser Technologies, Inc....        13,493
                 1,060 Superior Essex, Inc.*......        31,726

              Shares                                     Value
              -------------------------------------------------------
                1,073 Universal Display Corp.*...... $      14,282
                1,150 Vicor Corp....................        19,055
                1,364 Wilson Greatbatch
                      Technologies, Inc.*...........        32,190
                                                     -------------
                                                         1,573,891
                                                     -------------
              ELECTRONICS -- 5.3%
                  500 American Science &
                      Engineering, Inc.*............        28,960
                  752 Analogic Corp.................        35,051
                6,794 Arrow Electronics, Inc.*......       218,767
                7,439 Avnet, Inc.*..................       148,929
                2,900 AVX Corp......................        45,791
                  814 Badger Meter, Inc.............        21,978
                  648 Bel Fuse, Inc. Class B........        21,261
                3,480 Benchmark Electronics,
                      Inc.*.........................        83,938
                2,284 Brady Corp....................        84,142
               57,120 Checkpoint Systems,
                      Inc.#*........................     1,268,635
                1,800 China BAK Battery, Inc........        15,315
                2,600 Cogent, Inc.*.................        39,182
              153,597 Coherent, Inc.#*..............     5,180,827
                2,178 CTS Corp......................        32,430
                1,040 Cubic Corp....................        20,394
                2,305 Cymer, Inc.*..................       107,090
               45,024 Daktronics, Inc.#.............     1,299,843
                1,162 Dionex Corp.*.................        63,515
                2,100 Dolby Laboratories, Inc.*.....        48,930
                1,840 Electro Scientific Industries,
                      Inc.*.........................        33,102
                  554 Excel Technology, Inc.*.......        16,576
                  900 Fargo Electronics, Inc.*......        22,851
                1,438 FEI Co.*......................        32,614
                4,064 Flir Systems, Inc.*...........        89,652
                9,134 Gentex Corp...................       127,876
                5,658 Identix, Inc.*................        39,549

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               ----------------------------------------------------
               218,762 II-VI, Inc.#*.............. $   4,003,345
                 2,200 International DisplayWorks,
                       Inc.*......................        11,440
                 1,700 Ionatron, Inc.*............        10,795
                 1,370 Itron, Inc.*...............        81,186
               307,600 Keithley Instruments,
                       Inc.#......................     3,915,748
                 4,940 Kemet Corp.*...............        45,547
                 1,025 LoJack Corp.*..............        19,331
                   795 Measurement Specialties,
                       Inc.*......................        17,705
                 2,280 Methode Electronics, Inc...        23,963
                   600 Metrologic Instruments,
                       Inc.*......................         9,006
                 2,368 Mettler Toledo
                       International, Inc.*.......       143,430
                   908 Molecular Devices Corp.*...        27,748
                   500 Multi-Fineline Electronix,
                       Inc.*......................        16,595
                   979 OSI Systems, Inc.*.........        17,397
                   300 OYO Geospace Corp.*........        17,129
                 1,102 Park Electrochemical
                       Corp.......................        28,376
                 2,402 Paxar Corp.*...............        49,409
                 7,450 PerkinElmer, Inc...........       155,705
                 1,096 Photon Dynamics, Inc.*.....        13,722
                 2,672 Plexus Corp.*..............        91,409
                 2,800 RAE Systems, Inc.*.........        11,197
                   837 Rofin-Sinar Technologies,
                       Inc.*......................        48,102
                57,629 Rogers Corp.#*.............     3,246,818
                30,600 Sanmina-SCI Corp.*.........       140,760
                50,000 Solectron Corp.*...........       171,000
                 1,571 Sonic Solutions, Inc.*.....        25,921
                76,917 Symbol Technologies,
                       Inc.#......................       829,934
                 3,010 Taser International, Inc.*.        23,809
                67,276 Technitrol, Inc............     1,557,439

                Shares                                 Value
                ------------------------------------------------
                 4,804 Tektronix, Inc............. $     141,334
                 3,522 Thomas & Betts Corp.*......       180,679
                 2,944 Trimble Navigation Ltd.*...       131,420
                 2,025 TTM Technologies, Inc.*....        29,302
                 1,817 Varian, Inc.*..............        75,424
                   879 Viisage Technology, Inc.*..        13,326
                 9,592 Vishay Intertechnology,
                       Inc.*......................       150,882
                 1,431 Watts Water Technologies,
                       Inc........................        48,010
                 1,563 Woodward Governor Co.......        47,687
                 1,209 X-Rite, Inc................        13,287
                 1,200 Zygo Corp.*................        19,664
                                                   -------------
                                                      24,732,179
                                                   -------------
                ENTERTAINMENT & LEISURE -- 1.1%
                 1,132 Ambassadors Group, Inc.....        32,692
                   500 Ambassadors International,
                       Inc........................        11,622
                   618 Arctic Cat, Inc............        12,057
                 2,932 Bally Technologies, Inc.*..        48,290
                 2,400 Bally Total Fitness Holding
                       Corp.*.....................        16,268
                 1,241 Bluegreen Corp.*...........        14,222
                 5,499 Brunswick Corp.............       182,842
                 4,302 Callaway Golf Co...........        55,883
                   586 Carmike Cinemas, Inc.......        12,353
                 1,400 Century Casinos, Inc.*.....        14,991
                   367 Churchill Downs, Inc.......        13,744
                   488 Dover Downs Gaming &
                       Entertainment, Inc.........         9,575
                   981 Dover Motorsports, Inc.....         5,758
                 2,300 DreamWorks Animation
                       SKG, Inc.*.................        52,670
                 2,280 Gaylord Entertainment
                       Co.*.......................        99,499
                 1,200 Great Wolf Resorts, Inc.*..        14,412
                 7,162 GTECH Holdings Corp........       249,094

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                   9,957 Hasbro, Inc............. $     180,321
                   1,904 International Speedway
                         Corp....................        88,288
                     692 Isle of Capri Casinos,
                         Inc.*...................        17,750
                   1,653 Jakks Pacific, Inc.*....        33,209
                   3,034 K2, Inc.*...............        33,192
                   1,500 Lakes Entertainment,
                         Inc.*...................        18,131
                   2,199 Leapfrog Enterprises,
                         Inc.*...................        22,210
                   1,800 Life Time Fitness, Inc.*        83,286
                 112,930 Macrovision Corp.#*.....     2,430,254
                   2,500 Magna Entertainment
                         Corp.*..................        13,150
                   1,024 Marine Products Corp....         9,964
                   2,846 Marvel Entertainment,
                         Inc.*...................        56,920
                   1,582 Multimedia Games, Inc.*.        16,026
                   1,872 Nautilus Group, Inc.....        29,409
                   1,000 Navigant International,
                         Inc.*...................        16,026
                   3,916 Penn National Gaming,
                         Inc.*...................       151,862
                   2,601 Pinnacle Entertainment,
                         Inc.*...................        79,721
                   2,519 Polaris Industries, Inc.       109,073
                   2,500 Progressive Gaming
                         International Corp.*....        19,500
                   1,079 RC2 Corp.*..............        41,714
                   3,700 Regal Entertainment
                         Group...................        75,184
                   7,464 Sabre Holdings Corp.....       164,208
                   3,816 Scientific Games Corp.*.       135,926
                   1,950 Shuffle Master, Inc.*...        63,921
                   5,411 Six Flags, Inc.*........        30,410
                     938 Speedway Motorsports,
                         Inc.....................        35,400

                Shares                                 Value
                ------------------------------------------------
                   464 Steinway Musical
                       Instruments*............... $      11,377
                 1,768 Topps Co., Inc.............        14,533
                 1,889 Vail Resorts, Inc.*........        70,082
                 5,300 Warner Music Group
                       Corp.......................       156,244
                 1,602 WMS Industries, Inc.*......        43,879
                                                   -------------
                                                       5,097,142
                                                   -------------
                ENVIRONMENTAL SERVICES -- 0.7%
                 1,700 Aleris International, Inc.*        77,945
                14,400 Allied Waste Industries,
                       Inc.*......................       163,584
                   613 American Ecology Corp......        16,244
                 2,076 Calgon Carbon Corp.........        12,643
                73,772 Casella Waste Systems,
                       Inc.#*.....................       965,675
                 1,000 Clean Harbors, Inc.*.......        40,310
                 5,974 Covanta Holding Corp.*.....       105,441
                 3,500 Darling International,
                       Inc.*......................        15,855
                 4,000 Evergreen Solar, Inc.*.....        51,920
                 2,838 FuelCell Energy, Inc.*.....        27,188
                32,555 Headwaters, Inc.#*.........       832,106
                 3,796 KFX, Inc.*.................        58,003
                 1,348 Metal Management, Inc......        41,276
                 1,675 Mine Safety Appliances
                       Co.........................        67,335
                 6,200 Nalco Holding Co.*.........       109,306
                 1,310 Pacific Ethanol, Inc.*.....        30,287
                 4,617 Plug Power, Inc.*..........        21,561
                 3,200 Quantum Fuel Systems
                       Technologies Worldwide,
                       Inc.*......................        10,880
                 8,400 Rentech, Inc.*.............        39,052
                 2,558 Stericycle, Inc.*..........       166,526
                   300 Sunpower Corp.*............         8,406
                 4,000 Synagro Technologies,
                       Inc........................        15,716

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
                 2,074 Syntroleum Corp.*........... $      12,589
                 3,062 Tetra Tech, Inc.*...........        54,320
                 2,567 Waste Connections, Inc.*....        93,439
                   507 Waste Industries USA,
                       Inc.........................        11,499
                 1,433 Waste Services, Inc.........        12,886
                                                    -------------
                                                        3,061,992
                                                    -------------
               FOOD, BEVERAGE & TOBACCO -- 1.4%
                   300 Alico, Inc..................        16,533
                 5,749 Alliance One International,
                       Inc.........................        25,526
                   732 Andersons, Inc..............        30,458
                   100 Arden Group, Inc............        11,317
                   549 Boston Beer Co., Inc.*......        16,080
                16,920 Bunge Ltd...................       850,230
                 2,479 Chiquita Brands
                       International, Inc..........        34,161
                   327 Coca-Cola Bottling Co.
                       Consolidated................        16,602
                48,960 Constellation Brands,
                       Inc.#*......................     1,224,000
                 4,418 Corn Products International,
                       Inc.........................       135,191
                 7,800 Dean Foods Co.*.............       290,018
               138,265 Del Monte Foods Co..........     1,552,716
                 1,961 Delta & Pine Land Co........        57,653
                   500 Diamond Foods, Inc..........         8,035
                   500 Farmer Bros Co..............        10,840
                 2,812 Flowers Foods, Inc..........        80,536
                 1,080 Great Atlantic & Pacific Tea
                       Co..........................        24,538
                   322 Green Mountain Coffee
                       Roasters, Inc.*.............        12,935
                 1,622 Hain Celestial Group,
                       Inc.*.......................        41,783
                   836 Hansen Natural Corp.*.......       159,149
                   700 Imperial Sugar Co...........        16,600

                Shares                                Value
                -----------------------------------------------
                   600 Ingles Markets, Inc....... $      10,200
                   740 J&J Snack Foods Corp......        24,472
                 3,346 JM Smucker Co.............       149,566
                 1,500 Jones Soda Co.............        13,497
                 1,692 Lance, Inc................        38,950
                   500 M&F Worldwide Corp.*......         8,050
                    78 Maui Land & Pineapple Co.,
                       Inc.*.....................         2,948
                 7,600 McCormick & Co., Inc......       254,924
                   600 MGP Ingredients, Inc......        13,929
                 2,739 Molson Coors Brewing Co.
                       Class B...................       185,923
                   685 Nash Finch Co.............        14,584
                   128 National Beverage Corp....         1,837
                 3,147 Pathmark Stores, Inc.*....        29,613
                   904 Peet's Coffee & Tea, Inc.*        27,292
                 3,753 PepsiAmericas, Inc........        82,979
                 2,059 Performance Food Group
                       Co.*......................        62,552
                 2,394 Pilgrim's Pride Corp......        61,765
                   800 Premium Standard Farms,
                       Inc.......................        12,984
                 1,668 Ralcorp Holdings, Inc.*...        70,940
                 2,359 Ruddick Corp..............        57,819
                 1,121 Sanderson Farms, Inc......        31,377
                    11 Seaboard Corp.............        14,080
                 5,690 Smithfield Foods, Inc.*...       164,043
                 1,400 Spartan Stores, Inc.......        20,482
                11,500 Supervalu, Inc............       353,050
                   715 Tejon Ranch Co.*..........        29,429
                 2,148 Tootsie Roll Industries,
                       Inc.......................        62,574
                 1,900 TreeHouse Foods, Inc.*....        45,381
                 2,306 United Natural Foods,
                       Inc.*.....................        76,144
                 1,553 Universal Corp............        57,803
                 1,998 Vector Group Ltd..........        32,467

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                    709 Weis Markets, Inc........ $      29,211
                  1,559 Wild Oats Markets, Inc.*.        30,556
                                                  -------------
                                                      6,686,322
                                                  -------------
                 FOREST PRODUCTS & PAPER -- 0.5%
                 53,666 Bowater, Inc.#...........     1,220,901
                  1,829 Buckeye Technologies,
                        Inc.*....................        13,974
                  1,734 Caraustar Industries,
                        Inc.*....................        15,606
                    597 Deltic Timber Corp.......        33,653
                  2,617 Glatfelter...............        41,532
                  2,797 Longview Fibre Co........        53,395
                  6,312 Louisiana-Pacific Corp...       138,233
                  2,000 Mercer International,
                        Inc.*....................        17,360
                    900 Neenah Paper, Inc........        27,405
                  2,187 Potlatch Corp............        82,559
                  4,236 Rayonier, Inc............       160,587
                  1,509 Rock-Tenn Co.............        24,068
                    896 Schweitzer-Mauduit
                        International, Inc.......        19,398
                  6,468 Temple-Inland, Inc.......       277,283
                  2,524 Wausau-Mosinee Paper
                        Corp.....................        31,424
                  1,000 Xerium Technologies, Inc.         9,420
                                                  -------------
                                                      2,166,798
                                                  -------------
                 HEALTH CARE -- 5.8%
                  1,104 Abaxis, Inc.*............        24,697
                    888 Abiomed, Inc.*...........        11,517
                  1,000 Adeza Biomedical Corp.*..        14,017
                  4,035 Advanced Medical Optics,
                        Inc.*....................       204,575
                    700 Air Methods Corp.*.......        18,322
                  2,951 Align Technology, Inc.*..        21,808
                    241 Alliance Imaging, Inc.*..         1,542
                    877 Amedisys, Inc.*..........        33,238

                Shares                                Value
                -----------------------------------------------
                  3,822 American Medical Systems
                        Holdings, Inc.*.......... $      63,636
                  1,771 American Retirement
                        Corp.*...................        58,036
                  2,914 AMERIGROUP Corp.*........        90,451
                  1,993 AMN Healthcare Services,
                        Inc.*....................        40,458
                  1,659 Amsurg Corp.*............        37,742
                    800 AngioDynamics, Inc.*.....        21,635
                  2,320 Apria Healthcare Group,
                        Inc.*....................        43,848
                 39,319 Arrow International,
                        Inc.#....................     1,292,416
                  1,521 Arthrocare Corp.*........        63,897
                    729 Aspect Medical Systems,
                        Inc.*....................        12,714
                  3,139 Bausch & Lomb, Inc.......       153,937
                  3,480 Beckman Coulter, Inc.....       193,314
                219,900 Bio-Reference Labs,
                        Inc.#*...................     4,785,024
                    978 Biosite, Inc.*...........        44,656
                    700 Brookdale Senior Living,
                        Inc......................        31,318
                  1,295 Bruker BioSciences
                        Corp.*...................         6,941
                  1,611 Candela Corp.*...........        25,550
                  1,500 Capital Senior Living
                        Corp.*...................        15,417
                  2,450 Centene Corp.*...........        57,649
                  3,309 Cepheid, Inc.*...........        32,130
                  1,900 Cerus Corp.*.............        13,544
                 37,275 Community Health Systems,
                        Inc.*....................     1,369,856
                  1,500 Conceptus, Inc.*.........        20,456
                  1,590 Conmed Corp.*............        32,913
                  2,592 Cooper Cos, Inc..........       114,800
                    302 Corvel Corp.*............         7,550
                  2,818 Covance, Inc.*...........       172,518

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

         Shares                                              Value
         -------------------------------------------------------------
          1,069 Cyberonics, Inc.*....................... $      22,791
          6,353 Cytyc Corp.*............................       161,112
          5,046 Dade Behring Holdings, Inc..............       210,115
            696 Datascope Corp..........................        21,465
          4,500 DENTSPLY International, Inc.............       272,640
            400 DexCom, Inc.*...........................         5,432
          1,278 Diagnostic Products Corp................        74,341
          1,200 DJ Orthopedics, Inc.*...................        44,196
          3,487 Edwards Lifesciences Corp.*.............       158,414
          2,979 Encore Medical Corp.*...................        14,329
            826 ev3, Inc.*..............................        12,233
          2,000 Five Star Quality Care, Inc.*...........        22,135
            900 Foxhollow Technologies, Inc.*...........        24,588
          2,856 Gen-Probe, Inc.*........................       154,167
          1,131 Genesis HealthCare Corp.*...............        53,575
          1,609 Gentiva Health Services, Inc.*..........        25,792
          1,471 Haemonetics Corp.*......................        68,416
          1,200 Healthspring, Inc.*.....................        22,500
          2,200 HealthTronics, Inc.*....................        16,830
          1,977 Healthways, Inc.*.......................       104,069
          5,070 Henry Schein, Inc.*.....................       236,921
          3,542 Hillenbrand Industries, Inc.............       171,787
          2,520 Hologic, Inc.*..........................       124,387
            800 Horizon Health Corp.*...................        16,704
          1,800 Hythiam, Inc.*..........................        12,543
            696 ICU Medical, Inc.*......................        29,399
          1,897 Idexx Laboratories, Inc.*...............       142,522
          3,755 Immucor, Inc.*..........................        72,199
          1,400 IntraLase Corp.*........................        23,436
          2,100 Intuitive Surgical, Inc.*...............       247,737

         Shares                                              Value
         ----------------------------------------------------------------
          1,834 Invacare Corp........................... $      45,630
          1,400 Inverness Medical Innovations, Inc.*....        39,522
          1,100 Iris International, Inc.*...............        14,476
            500 Kensey Nash Corp.*......................        14,750
          2,102 Kindred Healthcare, Inc.*...............        54,652
          2,677 Kinetic Concepts, Inc.*.................       118,190
          2,600 Kyphon, Inc.*...........................        99,736
          1,144 Laserscope*.............................        35,247
          1,190 LCA-Vision, Inc.........................        62,963
            500 LHC Group, Inc.*........................         9,960
          3,139 LifePoint Hospitals, Inc.*..............       100,856
          5,514 Lincare Holdings, Inc.*.................       208,650
          1,918 Luminex Corp.*..........................        33,354
          4,442 Manor Care, Inc.........................       208,419
          1,000 Matria Healthcare, Inc.*................        21,420
            166 Medcath Corp.*..........................         3,127
            600 Medical Action Industries, Inc.*........        13,251
            800 Medifast, Inc.*.........................        14,293
          2,226 Mentor Corp.............................        96,831
          1,277 Merge Technologies, Inc.*...............        15,720
          1,159 Meridian Bioscience, Inc................        28,917
          1,568 Merit Medical Systems, Inc.*............        21,576
            668 Molina Healthcare, Inc.*................        25,417
            379 National Healthcare Corp................        16,884
          1,200 Natus Medical, Inc.*....................        11,865
            800 Neurometrix, Inc.*......................        24,368
            500 Nighthawk Radiology Holdings, Inc.*.....         8,970
          2,000 NuVasive, Inc.*.........................        36,460
          1,592 Oakley, Inc.............................        26,825
          2,125 Odyssey HealthCare, Inc.*...............        37,336
          1,317 Option Care, Inc........................        15,778

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               ----------------------------------------------------
                 2,592 OraSure Technologies,
                       Inc.*...................... $      24,676
                   905 Palomar Medical
                       Technologies, Inc.*........        41,295
                 8,000 Patterson Cos., Inc.*......       279,378
                37,898 Pediatrix Medical Group,
                       Inc.#*.....................     1,716,779
                 1,274 PolyMedica Corp............        45,813
                 3,678 PSS World Medical, Inc.*...        64,917
                 2,916 Psychiatric Solutions,
                       Inc.*......................        83,573
                 1,900 Quidel Corp.*..............        18,046
                   700 Radiation Therapy Services,
                       Inc.*......................        18,837
                 1,197 RehabCare Group, Inc.*.....        20,804
                 1,262 Res-Care, Inc.*............        25,240
                 4,270 Resmed, Inc.*..............       200,477
                97,488 Respironics, Inc.*.........     3,336,039
                 3,292 Sierra Health Services*....       148,239
                 1,000 Sirona Dental Systems,
                       Inc........................        39,611
                 1,600 Solexa, Inc.*..............        13,597
                   998 SonoSite, Inc.*............        38,962
                 1,900 Spectranetics Corp.*.......        20,363
                 1,200 Stereotaxis, Inc.*.........        12,948
                57,506 Steris Corp.#..............     1,314,587
                 1,600 Sun Healthcare Group,
                       Inc.*......................        13,901
                 2,628 Sunrise Senior Living,
                       Inc.*......................        72,664
                   925 SurModics, Inc.*...........        33,402
               168,947 Symbion, Inc.#*............     3,507,340
                 2,100 Symmetry Medical, Inc.*....        32,340
                 2,310 Techne Corp.*..............       117,625
                27,100 Tenet Healthcare Corp.*....       189,117
                 3,328 ThermoGenesis Corp.*.......        13,711
                 2,978 Thoratec Corp.*............        41,305
                 4,865 Triad Hospitals, Inc.*.....       192,557

                Shares                                Value
                --------------------------------------------------
                 1,272 TriPath Imaging, Inc.*.... $       8,421
                 2,550 United Surgical Partners
                       International, Inc.*......        76,679
                34,020 Universal Health Services,
                       Inc. Class B#.............     1,709,845
                 1,730 Ventana Medical
                       Systems*..................        81,621
                 1,858 Viasys Healthcare, Inc.*..        47,565
                   700 VistaCare, Inc.*..........         8,470
                   800 Vital Images, Inc.*.......        19,760
                   323 Vital Signs, Inc..........        15,998
                 1,900 WellCare Health Plans,
                       Inc.*.....................        93,195
                 1,770 West Pharmaceutical
                       Services, Inc.............        64,216
                 1,645 Wright Medical Group,
                       Inc.*.....................        34,430
                   240 Young Innovations, Inc....         8,455
                   616 Zoll Medical Corp.*.......        20,180
                                                  -------------
                                                     27,031,318
                                                  -------------
                HOTELS & RESTAURANTS -- 2.4%
                 1,316 Ameristar Casinos, Inc....        25,596
                54,354 Applebees International,
                       Inc.......................     1,044,684
                 1,958 Aztar Corp.*..............       101,738
                 1,000 BJ's Restaurants, Inc.*...        22,340
                 2,064 Bob Evans Farms, Inc......        61,941
                 2,500 Boyd Gaming Corp..........       100,878
                   412 Buffalo Wild Wings, Inc.*.        15,784
                 1,600 Burger King Holdings,
                       Inc.*.....................        25,200
                   995 California Pizza Kitchen,
                       Inc.*.....................        27,343
                 1,822 CBRL Group, Inc...........        61,802
                35,190 CEC Entertainment,
                       Inc.#*....................     1,130,303
                 4,340 Cheesecake Factory*.......       116,963

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                   Value
               -----------------------------------------------------
                   500 Chipotle Mexican Grill, Inc.
                       Class A*.................... $      30,475
                 1,996 Choice Hotels International,
                       Inc.........................       120,958
                 3,500 CKE Restaurants, Inc........        58,135
                 2,300 Cosi, Inc.*.................        14,326
                 5,900 Denny's Corp.*..............        21,771
                 1,900 Domino's Pizza, Inc.........        47,006
                 1,124 IHOP Corp...................        54,042
                 2,001 Jack in the Box, Inc.*......        78,439
                 3,397 Krispy Kreme Doughnuts,
                       Inc.*.......................        27,652
                 1,010 Landry's Restaurants,
                       Inc.........................        32,774
                 1,712 Lodgian, Inc.*..............        24,396
                   996 Lone Star Steakhouse &
                       Saloon, Inc.................        26,125
                   892 Marcus Corp.................        18,625
               146,463 McCormick & Schmick's
                       Seafood Restaurants,
                       Inc.#*......................     3,485,819
                   600 Monarch Casino & Resort,
                       Inc.*.......................        16,872
                 1,200 Morgans Hotel Group
                       Co.*........................        18,672
                   700 Morton's Restaurant Group,
                       Inc.*.......................        10,724
                 1,476 MTR Gaming Group,
                       Inc.*.......................        13,845
                 1,271 O'Charleys, Inc.*...........        21,607
                 3,794 OSI Restaurant Partners,
                       Inc.........................       131,272
                 1,780 Panera Bread Co.*...........       119,687
                 1,358 Papa John's International,
                       Inc.*.......................        45,086
                 1,457 PF Chang's China Bistro,
                       Inc.*.......................        55,395
                 1,875 Rare Hospitality
                       International, Inc.*........        53,925
                   883 Red Robin Gourmet Burgers,
                       Inc.*.......................        37,580

               Shares                                  Value
               -------------------------------------------------
                   600 Riviera Holdings Corp.*.... $      12,120
                 3,400 Ruby Tuesday, Inc..........        82,994
                 1,100 Ruth's Chris Steak
                       House*.....................        22,462
                 2,657 Ryan's Restaurant Group,
                       Inc.*......................        31,645
                 4,884 Sonic Corp.*...............       101,538
                 3,038 Station Casinos, Inc.......       206,827
                 1,339 Steak N Shake Co.*.........        20,272
               218,600 Texas Roadhouse, Inc.#*....     2,955,472
                 3,674 Triarc Cos., Class B.......        57,425
                 1,700 Trump Entertainment
                       Resorts, Inc.*.............        34,247
                                                   -------------
                                                      10,824,782
                                                   -------------
               HOUSEHOLD PRODUCTS -- 1.4%
                 2,700 Acco Brands Corp.*.........        59,130
                48,187 American Greetings
                       Corp.#.....................     1,012,409
                   668 American Woodmark
                       Corp.......................        23,407
                 1,380 Blyth, Inc.................        25,475
                 1,320 Central Garden and Pet
                       Co.*.......................        56,826
                 3,733 Church & Dwight, Inc.......       135,956
                   900 CNS, Inc...................        22,050
                   476 CSS Industries, Inc........        13,685
                   999 Digital Theater Systems,
                       Inc.*......................        19,461
                 1,600 Ennis Business Forms.......        31,488
                 1,930 Ethan Allen Interiors,
                       Inc........................        70,541
               167,175 Fossil, Inc.#*.............     3,010,822
                35,026 Furniture Brands
                       International, Inc.#.......       729,942
                   300 Hooker Furniture Corp......         5,031
                 2,828 Jarden Corp.*..............        86,113
                 1,617 John H Harland Co..........        70,339
                 1,358 Kimball International, Inc.
                       Class B....................        26,766

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 3,120 La-Z-Boy, Inc.............. $      43,680
                10,500 Leggett & Platt, Inc.......       262,232
                   619 Lifetime Brands, Inc.......        13,414
                   369 National Presto Industries,
                       Inc........................        19,291
                 3,376 Playtex Products, Inc.*....        35,212
                   625 Russ Berrie & Co., Inc.*...         7,662
                 2,638 Scotts Co..................       111,640
                 1,300 Sealy Corp.*...............        17,247
                 2,205 Spectrum Brands, Inc.*.....        28,489
                   980 Standard Register Co.......        11,613
                   528 Stanley Furniture Co.,
                       Inc........................        12,656
                 2,352 Tempur-Pedic International,
                       Inc.*......................        31,775
                 4,712 Tivo, Inc.*................        33,691
                 2,384 Toro Co....................       111,333
                 3,553 Tupperware Corp............        69,959
                   823 Universal Electronics,
                       Inc.*......................        14,575
                   996 WD-40 Co...................        33,436
                 2,439 Yankee Candle Co., Inc.....        60,999
                                                   -------------
                                                       6,318,345
                                                   -------------
                INDUSTRIAL MACHINERY -- 1.8%
                 5,344 AGCO Corp.*................       140,654
                 1,692 Albany International
                       Corp.......................        71,724
                 2,388 Applied Industrial
                       Technologies, Inc..........        58,052
                 1,025 Astec Industries, Inc.*....        34,973
                 1,905 Baldor Electric Co.........        59,607
                 2,810 Briggs & Stratton Corp.....        87,419
                 1,700 Bucyrus International,
                       Inc........................        85,850
                   687 Cascade Corp...............        27,171
                94,130 Cognex Corp.#..............     2,450,204

                Shares                                 Value
                ------------------------------------------------
                 1,100 Columbus McKinnon
                       Corp.*..................... $      23,909
                 2,200 Flow International Corp.*..        30,947
                 3,130 Flowserve Corp.*...........       178,097
                 1,252 Franklin Electric Co., Inc.        64,653
                 2,854 Gardner Denver, Inc.*......       109,879
                   519 Gehl Co.*..................        13,250
                 1,500 Gerber Scientific, Inc.*...        19,511
                   481 Gorman-Rupp Co.............        12,795
                 3,873 Graco, Inc.................       178,081
                 2,870 IDEX Corp..................       135,464
                 2,843 Intermec, Inc.*............        65,218
                   970 Intevac, Inc.*.............        21,030
                   400 iRobot Corp.*..............         9,952
                 6,012 JLG Industries, Inc........       135,270
                   794 Kadant, Inc.*..............        18,262
                 2,147 Kennametal, Inc............       133,651
                 2,417 Lincoln Electric Holdings,
                       Inc........................       151,425
                   684 Lindsay Manufacturing
                       Co.........................        18,550
                 3,326 Manitowoc Co...............       148,007
                   439 Middleby Corp.*............        38,000
                   350 NACCO Industries, Inc......        48,093
                 1,747 Nordson Corp...............        85,917
                 1,963 Presstek, Inc.*............        18,276
                 1,817 Regal-Beloit Corp..........        80,221
                   699 Robbins & Myers, Inc.......        18,272
                   699 Sauer-Danfoss, Inc.........        17,769
                 3,329 Snap-On, Inc...............       134,558
                 4,706 Stanley Works..............       222,217
                 1,080 Tecumseh Products Co.*.....        20,736
                   525 Tennant Co.................        26,397
                 2,832 Terex Corp.*...............       279,518
                   900 TurboChef Technologies,
                       Inc.*......................        10,008

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                66,617 Wabtec Corp.#............. $   2,491,476
                 4,077 Zebra Technologies
                       Corp.*....................       139,270
                                                  -------------
                                                      8,114,333
                                                  -------------
                INSURANCE -- 2.7%
                 2,017 21st Century Insurance
                       Group.....................        29,045
                   600 Affirmative Insurance
                       Holdings, Inc.............         9,390
                 2,002 Alfa Corp.................        33,153
                   276 Alleghany Corp.*..........        76,275
                 3,392 American Equity Investment
                       Life Holding Co...........        36,159
                 3,330 American Financial Group,
                       Inc.......................       142,857
                   795 American National
                       Insurance Co..............       103,127
                   400 American Physicians
                       Capital, Inc.*............        21,036
                31,963 AmerUs Group Co.#.........     1,871,434
                 1,609 Argonaut Group, Inc.*.....        48,334
                 5,281 Arthur J Gallagher & Co...       133,820
                   370 Baldwin & Lyons, Inc.
                       Class B...................         9,435
                 1,271 Bristol West Holdings,
                       Inc.......................        20,336
                 6,168 Brown & Brown, Inc........       180,229
                 1,800 Capital Title Group, Inc..        13,263
                   709 CNA Surety Corp.*.........        12,251
                 2,868 Commerce Group, Inc.......        84,721
                 8,716 Conseco, Inc.*............       201,340
                 1,931 Crawford & Co. Class B....        13,865
                 2,351 Delphi Financial Group....        85,464
                 1,003 Direct General Corp.......        16,971
                   561 Donegal Group, Inc........        10,889
                   507 EMC INS Group, Inc........        14,581
                   200 Enstar Group, Inc.*.......        18,438

               Shares                                  Value
               -------------------------------------------------
                3,106 Erie Indemnity Co........... $     161,512
                  696 FBL Financial Group, Inc....        22,550
                1,900 Fidelity National Title
                      Group, Inc. Class A.........        37,365
                  730 First Acceptance Corp.*.....         8,599
                4,781 First American Corp.........       202,093
                  690 FPIC Insurance Group,
                      Inc.*.......................        26,737
                  283 Great American Financial
                      Resources, Inc..............         5,923
                2,997 Hanover Insurance Group,
                      Inc.........................       142,238
               31,716 Harleysville Group, Inc.....     1,006,031
                6,437 HCC Insurance Holdings,
                      Inc.........................       189,505
                2,125 Hilb Rogal & Hobbs Co.......        79,199
                2,414 Horace Mann Educators
                      Corp........................        40,917
                  360 Independence Holding Co.....         8,068
               30,134 Infinity Property & Casualty
                      Corp........................     1,235,494
                  400 James River Group, Inc.*....         9,960
                  202 Kansas City Life Insurance
                      Co..........................         8,518
                1,038 LandAmerica Financial
                      Group, Inc..................        67,055
                  554 Markel Corp.*...............       192,238
                1,700 Meadowbrook Insurance
                      Group, Inc.*................        14,141
                1,487 Mercury General Corp........        83,822
                  666 Midland Co..................        25,295
                1,000 National Interstate Corp....        27,120
                  100 National Western Life
                      Insurance Co................        23,965
                  698 Navigators Group, Inc.*.....        30,586
                  400 NYMAGIC, Inc................        11,617
                  700 Odyssey Re Holdings
                      Corp........................        18,445

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 3,646 Ohio Casualty Corp........ $     108,396
                12,925 Old Republic International
                       Corp......................       276,207
                 2,949 Philadelphia Consolidated
                       Holding Co.*..............        89,532
                 6,200 Phoenix Cos., Inc.........        87,296
                47,700 Platinum Underwriters
                       Holdings Ltd.#............     1,334,646
                 1,480 PMA Capital Corp.*........        15,244
                 5,100 PMI Group, Inc............       227,358
                 1,041 Presidential Life Corp....        25,588
                 1,794 ProAssurance Corp.*.......        86,435
                 4,068 Protective Life Corp......       189,650
                 1,592 Reinsurance Group of
                       America, Inc..............        78,247
                 1,293 RLI Corp..................        62,297
                   900 Safety Insurance Group,
                       Inc.......................        42,795
                   700 SCPIE Holdings, Inc.*.....        16,271
                   673 SeaBright Insurance
                       Holdings, Inc.*...........        10,842
                 1,734 Selective Insurance Group,
                       Inc.......................        96,879
                 3,182 Stancorp Financial Group,
                       Inc.......................       161,996
                   796 State Auto Financial
                       Corp......................        25,902
                 1,025 Stewart Information
                       Services Corp.............        37,218
                 1,100 Tower Group, Inc..........        33,275
                 1,500 Transatlantic Holdings,
                       Inc.......................        83,850
                   960 United Fire & Casualty
                       Co........................        28,925
                 2,745 Unitrin, Inc..............       119,655
                 2,306 Universal American
                       Financial Corp.*..........        30,324
                 2,400 USI Holdings Corp.*.......        32,184

                Shares                                Value
                -----------------------------------------------
                    100 Wesco Financial Corp..... $      38,100
                 61,230 WR Berkley Corp..........     2,089,780
                  2,137 Zenith National Insurance
                        Corp.....................        84,775
                                                  -------------
                                                     12,379,073
                                                  -------------
                INTERNET SERVICES & APPLICATIONS -- 1.4%
                  1,266 1-800-FLOWERS.COM,
                        Inc.*....................         7,305
                  3,100 24/7 Real Media, Inc.*...        27,212
                  3,900 @Road, Inc.*.............        21,523
                  3,134 Agile Software Corp.*....        19,870
                  8,926 Akamai Technologies,
                        Inc.*....................       323,032
                  4,400 aQuantive, Inc.*.........       111,452
                  3,723 Ariba, Inc.*.............        30,640
                  7,100 Art Technology Group,
                        Inc.*....................        21,153
                  1,600 Audible, Inc.*...........        14,544
                  2,658 Avocent Corp.*...........        69,772
                    565 Blue Coat Systems, Inc.*.         9,526
                    900 Blue Nile, Inc.*.........        28,944
                  4,703 Checkfree Corp.*.........       233,081
                    600 Click Commerce, Inc.*....        11,838
                 25,527 CMGI, Inc.*..............        30,888
                  8,819 CNET Networks, Inc.*.....        70,376
                    244 Cogent Communications
                        Group, Inc.*.............         2,286
                 17,800 Covad Communications
                        Group, Inc.*.............        35,771
                  1,724 Cybersource Corp.*.......        20,171
                116,600 DealerTrack Holdings,
                        Inc.#*...................     2,578,026
                  1,969 Digital Insight Corp.*...        67,517
                  2,191 Digital River, Inc.*.....        88,494
                  4,934 Digitas, Inc.*...........        57,333
                  2,300 Drugstore.com*...........         6,670
                  6,963 Earthlink, Inc.*.........        60,300

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,000 eCollege.com, Inc.*...... $      21,140
                 16,077 Emdeon Corp.*............       199,516
                  1,629 Equinix, Inc.*...........        89,367
                  2,821 eResearch Technology,
                        Inc.*....................        25,671
                  2,322 F5 Networks, Inc.*.......       124,181
                  1,843 GSI Commerce, Inc.*......        24,936
                  2,875 Harris Interactive, Inc.*        16,387
                    800 I.D. Systems, Inc.*......        14,181
                  1,000 i2 Technologies, Inc.*...        12,667
                  1,819 Infospace, Inc.*.........        41,237
                 19,400 Internap Network Services
                        Corp.....................        20,366
                  2,300 Internet Capital Group,
                        Inc.*....................        20,700
                  2,205 Internet Security
                        Systems*.................        41,564
                  1,914 Interwoven, Inc.*........        16,422
                  2,712 Ipass, Inc.*.............        15,187
                  2,600 j2 Global Communications,
                        Inc.*....................        81,172
                  1,203 Jupitermedia Corp.*......        15,639
                  1,000 Knot, Inc.*..............        20,925
                  2,256 Lionbridge Technologies*.        12,476
                    700 Liquidity Services, Inc.*        10,899
                  9,200 McAfee, Inc.*............       223,235
                  6,186 Move, Inc.*..............        33,899
                  3,206 Netbank, Inc.............        21,256
                  2,489 NetFlix, Inc.*...........        67,726
                    642 Netratings, Inc.*........         8,917
                  2,032 NIC, Inc.*...............        14,691
                  1,900 Nutri/System, Inc.*......       118,047
                  1,492 Online Resources Corp.*..        15,427
                  5,572 Openwave Systems, Inc.*..        64,301
                  4,555 Opsware, Inc.*...........        37,533
                    634 Overstock.com, Inc.*.....        13,479
                  1,200 Perficient, Inc.*........        14,829

                  Shares                             Value
                  --------------------------------------------
                   1,362 Priceline.com, Inc.*... $      40,669
                   1,210 ProQuest Co.*..........        14,871
                   6,400 RealNetworks, Inc.*....        68,480
                   2,832 Redback Networks, Inc.*        51,939
                     800 RightNow Technologies,
                         Inc.*..................        13,344
                   4,484 RSA Security, Inc.*....       121,920
                   3,043 S1 Corp.*..............        14,606
                   7,900 Safeguard Scientifics,
                         Inc.*..................        17,060
                   4,931 Sapient Corp.*.........        26,134
                   2,748 Secure Computing Corp.*        23,633
                   1,554 Sohu.com, Inc.*........        40,078
                   3,465 SonicWALL, Inc.*.......        31,150
                     817 Stamps.com, Inc.*......        22,729
                   1,721 Stellent, Inc..........        16,436
                   6,000 Stratex Networks, Inc.*        20,336
                   1,550 Terremark Worldwide,
                         Inc.*..................         5,580
                   1,200 TheStreet.com, Inc.....        15,381
                  11,870 TIBCO Software, Inc.*..        83,683
                     125 Travelzoo, Inc.*.......         3,793
                   2,663 Trizetto Group*........        39,386
                   3,727 United Online, Inc.....        44,724
                   6,000 Valueclick, Inc.*......        92,100
                   1,600 VASCO Data Security
                         International, Inc.*...        13,360
                   1,550 Vignette Corp.*........        22,599
                   2,426 WebEx Communications,
                         Inc.*..................        86,220
                     500 WebMD Health Corp.*....        23,650
                   3,170 webMethods, Inc.*......        31,288
                   2,800 Websense, Inc.*........        57,512
                     700 WebSideStory, Inc.*....         8,540
                                                 -------------
                                                     6,456,898
                                                 -------------
                  MANUFACTURING -- 3.0%
                   1,460 Actuant Corp...........        72,927

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                2,443 Acuity Brands, Inc.......... $      95,057
                  600 American Railcar Industries,
                      Inc.........................        19,866
                  500 Ameron International
                      Corp........................        33,510
                1,234 AO Smith Corp...............        57,208
                1,032 Applied Films Corp.*........        29,402
                2,130 Aptargroup, Inc.............       105,669
                2,076 Barnes Group, Inc...........        41,416
                1,900 Blount International,
                      Inc.*.......................        22,838
               46,739 Brink's Co..................     2,636,547
                1,747 Carlisle Cos., Inc..........       138,537
                1,595 Ceradyne, Inc.*.............        78,936
                3,068 Clarcor, Inc................        91,396
               38,491 Crane Co.#..................     1,601,226
                4,258 Donaldson Co., Inc..........       144,218
                1,300 EnPro Industries, Inc.*.....        43,680
                1,386 ESCO Technologies, Inc.*....        74,082
                2,884 Federal Signal Corp.........        43,664
                1,100 Flanders Corp.*.............        11,033
                  800 Freightcar America, Inc.....        44,408
                  700 GenTek, Inc.*...............        18,791
               41,842 Griffon Corp.#*.............     1,092,076
               21,882 Harsco Corp.#...............     1,705,921
                5,450 Hexcel Corp.*...............        85,619
                4,631 Jacuzzi Brands, Inc.*.......        40,753
                  700 Koppers Holdings, Inc.......        13,993
                1,547 Lancaster Colony Corp.......        61,060
                1,876 Matthews International
                      Corp........................        64,666
                1,425 Myers Industries, Inc.......        24,496
                6,982 Pall Corp...................       195,496
                5,704 Pentair, Inc................       195,020
                  700 PW Eagle, Inc...............        21,163
                  800 Raven Industries, Inc.......        25,200
                1,100 Reddy Ice Holdings, Inc.....        22,385

                Shares                                 Value
                ---------------------------------------------------
                96,218 Roper Industries, Inc.#.... $   4,498,191
                 1,900 Smith & Wesson Holding
                       Corp.*.....................        15,615
                 3,425 SPX Corp...................       191,629
                   696 Standex International
                       Corp.......................        21,124
                 2,372 Teleflex, Inc..............       128,135
                 1,869 Tredegar Corp..............        29,568
                 4,558 Trinity Industries, Inc....       184,143
                                                   -------------
                                                      14,020,664
                                                   -------------
                METALS & MINING -- 3.0%
                 5,985 AK Steel Holding Corp.*....        82,773
                54,600 Alpha Natural Resources,
                       Inc.#*.....................     1,071,252
                   669 AM Castle & Co.............        21,575
                 1,121 Amcol International Corp...        29,538
                   500 Ampco-Pittsburgh Corp......        14,322
                23,160 Arch Coal, Inc.#...........       981,289
                   909 Brush Engineered Materials,
                       Inc.*......................        18,953
                 1,411 Carpenter Technology
                       Corp.......................       162,970
                 1,238 Century Aluminum Co.*......        44,184
                18,672 Chaparral Steel Co.#*......     1,344,757
                   728 CIRCOR International,
                       Inc........................        22,197
                 1,202 Cleveland-Cliffs, Inc......        95,307
                15,422 Coeur d'Alene Mines
                       Corp.*.....................        74,180
                 6,740 Commercial Metals Co.......       173,218
                 1,950 Compass Minerals
                       International, Inc.........        48,653
                   700 Dynamic Materials Corp.....        23,611
                 2,700 Foundation Coal Holdings,
                       Inc........................       126,711
                42,570 Gibraltar Industries,
                       Inc.#......................     1,234,530

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                6,776 Hecla Mining Co.*........... $      35,574
                6,800 International Coal Group,
                      Inc.*.......................        48,881
               11,870 IPSCO, Inc..................     1,135,840
                  800 James River Coal Co.*.......        21,192
               95,445 Kaydon Corp.#...............     3,561,053
                  700 L.B. Foster Co. Class A*....        16,985
                  900 Ladish Co., Inc.*...........        33,716
                  199 Lawson Products.............         7,845
                4,572 Massey Energy Co............       164,592
               41,492 Mueller Industries, Inc.#...     1,370,481
               43,900 Mueller Water Products, Inc.
                      Class A#*...................       764,293
                1,206 NN, Inc.....................        14,894
                1,209 NS Group, Inc.*.............        66,592
                  500 Olympic Steel, Inc..........        17,691
                2,116 Oregon Steel Mills, Inc.*...       107,197
                2,166 Quanex Corp.................        93,290
                1,200 RBC Bearings, Inc.*.........        27,240
                1,941 Reliance Steel & Aluminum
                      Co..........................       161,006
                  932 Royal Gold, Inc.............        25,928
                1,272 RTI International Metals,
                      Inc.*.......................        71,028
                1,350 Ryerson Tull, Inc...........        36,450
                1,277 Schnitzer Steel Industries,
                      Inc.........................        45,308
                2,776 Steel Dynamics, Inc.........       182,468
                  656 Steel Technologies, Inc.....        12,753
                2,177 Stillwater Mining Co.*......        27,604
                4,610 Timken Co...................       154,481
                5,015 USEC, Inc...................        59,428
                1,057 Valmont Industries, Inc.....        49,140
                  500 Westmoreland Coal Co.*......        11,857
                  500 Wheeling-Pittsburgh
                      Corp.*......................         9,945
                3,830 Worthington Industries......        80,238
                                                   -------------
                                                      13,985,010
                                                   -------------

                Shares                                Value
                -----------------------------------------------
                MULTIMEDIA -- 1.2%
                  1,800 Acacia Research -- Acacia
                        Technologies*............ $      25,302
                 47,073 Belo Corp.#..............       734,339
                 18,294 Charter Communications,
                        Inc.*....................        20,672
                228,232 Citadel Broadcasting
                        Corp.#...................     2,031,265
                  3,116 CKX, Inc.*...............        42,284
                    450 Courier Corp.............        18,009
                  2,431 Cox Radio, Inc.*.........        35,055
                  1,083 Crown Media Holdings,
                        Inc.*....................         4,462
                  3,022 Cumulus Media, Inc.*.....        32,245
                 16,100 Discovery Holding Co.*...       235,491
                  3,400 Dow Jones & Co., Inc.....       119,034
                  2,046 Emmis Communications
                        Corp.*...................        31,999
                  1,766 Entercom Communications
                        Corp.....................        46,199
                  4,019 Entravision
                        Communications Corp.*....        34,443
                    425 Fisher Communications,
                        Inc.*....................        17,905
                 14,474 Gemstar-TV Guide
                        International, Inc.*.....        50,948
                  2,761 Gray Television, Inc.....        15,986
                  1,735 Hearst-Argyle Television,
                        Inc......................        38,274
                  3,701 Hollinger International,
                        Inc......................        29,719
                  2,550 John Wiley & Sons, Inc...        84,660
                  2,691 Journal Communications,
                        Inc......................        30,247
                  1,924 Journal Register Co......        17,239
                  2,507 Lee Enterprises, Inc.....        67,564
                  1,862 Lin TV Corp.*............        14,058
                    725 Lodgenet Entertainment
                        Corp.*...................        13,521

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                1,405 Martha Stewart Living
                      Omnimedia*.................. $      23,478
                1,158 McClatchy Co................        46,459
                1,357 Media General, Inc..........        56,845
                3,721 Mediacom Communications
                      Corp.*......................        23,182
               22,628 Meredith Corp.#.............     1,120,991
                7,600 New York Times Co.
                      Class A.....................       186,463
                  300 Outdoor Channel Holdings,
                      Inc.*.......................         3,096
                  804 Playboy Enterprises, Inc.
                      Class B*....................         8,024
                9,323 Primedia, Inc.*.............        17,061
                4,700 Radio One, Inc. Class D*....        34,780
                5,539 Reader's Digest Association,
                      Inc.........................        77,324
                  571 Salem Communications
                      Corp.*......................         7,429
                1,976 Scholastic Corp.*...........        51,317
                2,521 Sinclair Broadcast Group,
                      Inc.........................        21,580
                2,194 Spanish Broadcasting
                      System*.....................        11,211
                   71 Value Line, Inc.............         3,032
                3,675 Westwood One, Inc...........        27,563
                1,361 World Wrestling
                      Entertainment, Inc..........        22,987
               14,900 XM Satellite Radio Holdings,
                      Inc.*.......................       218,237
                                                   -------------
                                                       5,751,979
                                                   -------------
               OIL & GAS -- 6.4%
                1,000 Allis-Chalmers Energy,
                      Inc.*.......................        13,587
                  700 Alon USA Energy, Inc........        22,029
                  700 Arena Resources, Inc.*......        23,998
                1,103 Atlas America, Inc.*........        49,425

                Shares                                 Value
                ------------------------------------------------
                  1,100 ATP Oil & Gas Corp.*...... $      46,123
                  1,554 Atwood Oceanics, Inc.*....        77,078
                  4,300 Aurora Oil & Gas Corp.*...        17,196
                    800 Basic Energy Services,
                        Inc.*.....................        24,456
                  1,818 Berry Petroleum Co........        60,267
                  1,700 Bill Barrett Corp.*.......        50,337
                  1,000 Bois d'Arc Energy, Inc.*..        16,470
                  2,850 Brigham Exploration Co.*..        22,544
                    400 Bronco Drilling Co., Inc.*         8,356
                  2,851 Cabot Oil & Gas Corp......       139,699
                  1,336 Callon Petroleum Co.*.....        25,838
                  1,086 CARBO Ceramics, Inc.......        53,355
                  1,200 Carrizo Oil & Gas, Inc.*..        37,572
                  3,200 Cheniere Energy, Inc.*....       124,800
                  4,629 Cimarex Energy Co.........       199,047
                    244 Clayton Williams Energy,
                        Inc.*.....................         8,428
                  1,600 CNX Gas Corp.*............        47,989
                154,700 Complete Production
                        Services, Inc.*...........     3,657,100
                  2,450 Comstock Resources,
                        Inc.*.....................        73,157
                    530 Crosstex Energy, Inc......        50,392
                  3,196 Delta Petroleum Corp.*....        54,747
                  6,600 Denbury Resources, Inc.*..       209,022
                  1,600 Dresser-Rand Group,
                        Inc.*.....................        37,568
                    633 Dril-Quip, Inc.*..........        52,185
                 20,767 Dynegy, Inc.*.............       113,595
                  1,039 Edge Petroleum Corp.*.....        20,759
                  3,051 Encore Acquisition Co.*...        81,858
                 63,797 Energy Partners Ltd.#*....     1,208,953
                  6,984 Equitable Resources, Inc..       233,964
                  3,000 EXCO Resources, Inc.*.....        34,200
                  1,900 Exploration Co. of
                        Delaware*.................        20,250

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                 3,986 FMC Technologies, Inc.*.... $     268,896
                 3,099 Forest Oil Corp.*..........       102,763
                 6,220 Frontier Oil Corp..........       201,528
                 4,400 Gasco Energy, Inc.*........        19,580
                 2,100 GeoGlobal Resourses, Inc...        10,267
                   800 Giant Industries, Inc.*....        53,240
                 4,610 Global Industries Ltd.*....        76,987
                   500 GMX Resources, Inc.*.......        15,457
                   700 Goodrich Petroleum Corp....        19,873
               194,909 Grey Wolf, Inc.#*..........     1,500,799
                   354 Gulf Island Fabrication,
                       Inc........................         7,094
                 6,009 Hanover Compressor Co.*....       112,849
                 2,400 Harvest Natural Resources,
                       Inc.*......................        32,496
                 4,318 Helix Energy Solutions
                       Group, Inc.*...............       174,274
                 2,985 Helmerich & Payne, Inc.....       179,876
                 1,200 Hercules Offshore, Inc.*...        42,000
                 2,754 Holly Corp.................       132,743
                 1,187 Hornbeck Offshore Services,
                       Inc.*......................        42,162
                 1,754 Houston Exploration Co.*...       107,327
                 1,069 Hydril Co.*................        83,938
                 4,201 Input/Output, Inc.*........        39,699
                 2,777 KCS Energy, Inc.*..........        82,477
                 1,633 Lone Star Technologies*....        88,215
                   854 Lufkin Industries, Inc.....        50,753
                 4,300 Mariner Energy, Inc.*......        78,974
                   426 Markwest Hydrocarbon,
                       Inc........................        10,544
                 1,400 Matrix Service Co.*........        16,013
                 2,140 Maverick Tube Corp.*.......       135,227
                 1,500 McMoRan Exploration
                       Co.*.......................        26,400
                 3,839 Meridian Resource Corp.*...        13,437
                 1,000 Metretek Technologies,
                       Inc.*......................        17,176

                Shares                                Value
                --------------------------------------------------
                   900 NATCO Group, Inc.*........ $      36,172
                 4,860 National Fuel Gas Co......       170,780
                24,500 Newfield Exploration
                       Co.#*.....................     1,199,030
                 5,190 Newpark Resources*........        31,918
                 2,926 Oceaneering International,
                       Inc.*.....................       134,157
                 2,861 Oil States International,
                       Inc.*.....................        98,075
                 2,000 Parallel Petroleum Corp.*.        49,420
                 6,373 Parker Drilling Co.*......        45,758
                 1,066 Penn Virginia Corp........        74,492
                   600 PetroCorp, Inc.(a)........             0
                 3,554 Petrohawk Energy Corp.*...        44,780
                 1,004 Petroleum Development
                       Corp.*....................        37,851
                 2,600 Petroquest Energy, Inc.*..        31,928
                 2,500 Pioneer Drilling Co.*.....        38,600
                 4,309 Plains Exploration &
                       Production Co.*...........       174,687
                 3,437 Pogo Producing Co.........       158,446
                 1,300 Quest Resource Corp.*.....        17,611
                 3,618 Quicksilver Resources,
                       Inc.*.....................       133,179
                 7,552 Range Resources Corp......       205,339
                 1,348 Remington Oil & Gas
                       Corp.*....................        59,272
                 1,015 Resource America, Inc.....        19,336
                 2,900 Rosetta Resources, Inc.*..        48,198
                 6,256 Rowan Cos., Inc...........       222,651
                 1,098 RPC, Inc..................        26,659
                 1,308 SEACOR Holdings, Inc.*....       107,387
                 3,336 St. Mary Land &
                       Exploration Co............       134,274
                 1,633 Stone Energy Corp.*.......        76,016
                 2,300 SulphCo, Inc.*............        16,464
                 4,484 Superior Energy
                       Services*.................       152,008

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                    500 Superior Well Services,
                        Inc.*..................... $      12,450
                  1,563 Swift Energy Co.*.........        67,100
                  3,857 Tesoro Petroleum Corp.....       286,807
                  4,118 Tetra Technologies, Inc.*.       124,734
                  3,435 Tidewater, Inc............       169,002
                 29,130 Todco #...................     1,189,960
                    900 Toreador Resources Corp.*.        25,317
                  4,400 Transmeridian Exploration,
                        Inc.*.....................        25,074
                  2,392 Transmontaigne, Inc.*.....        26,814
                    700 Trico Marine Services,
                        Inc.*.....................        23,795
                    700 Union Drilling, Inc.*.....        10,402
                 69,759 Unit Corp. #*.............     3,968,590
                  1,777 Universal Compression
                        Holdings, Inc.*...........       111,898
                  3,600 VAALCO Energy, Inc.*......        35,128
                  2,047 Veritas DGC, Inc.*........       105,584
                    800 W&T Offshore, Inc.........        31,112
                138,235 W-H Energy Services,
                        Inc.#*....................     7,026,485
                  3,200 Warren Resources, Inc.*...        45,952
                    600 Warrior Energy Service
                        Corp.*....................        14,595
                  3,700 Western Gas Resources,
                        Inc.......................       221,445
                  1,400 Western Refining, Inc.....        30,212
                 45,806 Whiting Petroleum
                        Corp.#*...................     1,917,897
                                                   -------------
                                                      29,674,249
                                                   -------------
                PHARMACEUTICALS -- 1.2%
                  1,579 Abraxis Bioscience, Inc.*.        37,643
                  1,200 Acadia Pharmaceuticals,
                        Inc.*.....................        10,128
                  1,800 Adams Respiratory
                        Therapeutics, Inc.*.......        80,316
                  2,355 Adolor Corp.*.............        58,899
                  3,100 Akorn, Inc.*..............        12,335

                 Shares                               Value
                 ----------------------------------------------
                  4,962 Alkermes, Inc.*.......... $      93,881
                  2,000 Alnylam Pharmaceuticals,
                        Inc.*....................        30,153
                  2,276 Alpharma, Inc............        54,715
                    500 Altus Pharmaceuticals,
                        Inc.*....................         9,225
                  1,900 Anadys Pharmaceuticals,
                        Inc.*....................         5,547
                  4,054 Andrx Corp.*.............        94,012
                  1,913 Array Biopharma, Inc.*...        16,452
                  1,800 Atherogenics, Inc.*......        23,490
                  1,500 Auxilium Pharmaceuticals,
                        Inc.*....................        11,667
                  1,800 AVANIR Pharmaceuticals
                        Class A*.................        12,312
                  3,400 AVI BioPharma, Inc.*.....        12,747
                    972 Bentley Pharmaceuticals,
                        Inc.*....................        10,653
                  1,500 BioCryst Pharmaceuticals,
                        Inc.*....................        21,490
                  1,700 Bioenvision, Inc.*.......         9,061
                  4,909 BioMarin Pharmaceuticals,
                        Inc.*....................        70,542
                  1,000 Bradley Pharmaceuticals,
                        Inc.*....................        10,198
                     71 Caraco Pharmaceutical
                        Laboratories Ltd.*.......           650
                  3,441 Cephalon, Inc.*..........       206,804
                  1,700 Combinatorx, Inc.*.......        14,940
                  2,109 Connetics Corp.*.........        24,802
                  1,600 Conor Medsystems, Inc.*..        44,144
                  3,053 Cubist Pharmaceuticals,
                        Inc.*....................        76,875
                  2,809 CV Therapeutics, Inc.*...        39,242
                  1,845 Cypress Bioscience, Inc.*        11,328
                  3,584 Dendreon Corp.*..........        17,347
                  2,500 DepoMed, Inc.*...........        14,672
                  1,802 Durect Corp.*............         6,974
                  1,600 Emisphere Technologies,
                        Inc.*....................        13,645

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 7,683 Endo Pharmaceuticals
                       Holdings, Inc.*............ $     253,385
                 9,000 Genta, Inc.*...............        14,756
                 1,285 HealthExtras, Inc.*........        38,833
                   600 Hi-Tech Pharmacal Co.,
                       Inc.*......................         9,942
                 1,377 I-Flow Corp.*..............        14,899
                   800 Idenix Pharmaceuticals,
                       Inc.*......................         7,520
                 3,900 ImClone Systems, Inc.*.....       150,696
                 3,100 Indevus Pharmaceuticals,
                       Inc.*......................        16,953
                 4,392 Isis Pharmaceuticals,
                       Inc.*......................        26,572
                13,576 King Pharmaceuticals,
                       Inc.*......................       230,792
                   872 Kos Pharmaceuticals,
                       Inc.*......................        32,805
                 2,100 KV Pharmaceutical Co.*.....        39,186
                 1,040 Mannatech, Inc.............        13,114
                 1,600 Mannkind Corp.*............        34,096
                 7,193 Medarex, Inc.*.............        69,125
                 2,749 Medicines Co.*.............        53,743
                 3,018 Medicis Pharmaceutical
                       Corp.......................        72,432
                 4,318 MGI Pharma, Inc.*..........        92,837
                12,400 Mylan Laboratories, Inc....       248,000
                 3,634 Nabi
                       Biopharmaceuticals*........        20,859
                 1,200 Nastech Pharmaceutical Co.,
                       Inc.*......................        18,960
                 3,166 NBTY, Inc.*................        75,699
                 1,964 Neurocrine Biosciences,
                       Inc.*......................        20,818
                   812 New River Pharmaceuticals,
                       Inc.*......................        23,142
                 1,401 Noven Pharmaceuticals,
                       Inc.*......................        25,078

                Shares                                Value
                -----------------------------------------------
                 2,229 NPS Pharmaceuticals,
                       Inc.*..................... $      10,878
                 2,705 Nuvelo, Inc.*.............        45,038
                 2,449 Onyx Pharmaceuticals,
                       Inc.*.....................        41,217
                 3,319 OSI Pharmaceuticals,
                       Inc.*.....................       109,394
                 1,138 Pain Therapeutics, Inc.*..         9,502
                30,748 Par Pharmaceutical Cos.,
                       Inc.#*....................       567,608
                 1,449 Penwest Pharmaceuticals
                       Co.*......................        31,632
                 4,681 Perrigo Co................        75,364
                 1,200 PetMed Express, Inc.*.....        13,161
                 1,583 Pharmion Corp.*...........        26,958
                 1,540 Pozen, Inc.*..............        10,842
                43,200 PRA International#*.......       962,064
                 1,700 Prestige Brands Holdings,
                       Inc.*.....................        16,949
                 1,228 Progenics Pharmaceuticals,
                       Inc.*.....................        29,546
                 1,145 Renovis, Inc.*............        17,530
                 1,595 Rigel Pharmaceuticals,
                       Inc.*.....................        15,519
                 2,400 Salix Pharmaceuticals
                       Ltd.*.....................        29,520
                 3,000 Santarus, Inc.*...........        19,945
                 1,736 Sciele Pharma, Inc.*......        40,258
                 1,521 Tanox, Inc.*..............        21,035
                   921 Trimeris, Inc.*...........        10,582
                 1,293 United Therapeutics
                       Corp.*....................        74,697
                   600 USANA Health Sciences,
                       Inc.*.....................        22,740
                 5,480 Valeant Pharmaceuticals
                       International.............        92,722
                 4,774 VCA Antech, Inc.*.........       152,434
                 4,200 ViroPharma, Inc.*.........        36,196

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 5,900 Watson Pharmaceuticals,
                       Inc.*..................... $     137,352
                 1,100 Xenoport, Inc.*...........        19,921
                 1,700 Zymogenetics, Inc.*.......        32,249
                                                  -------------
                                                      5,433,984
                                                  -------------
                REAL ESTATE -- 4.3%
                 2,200 Aames Investment Corp.
                       REIT......................        10,978
                 1,679 Acadia Realty Trust REIT..        39,708
                 1,492 Affordable Residential
                       Communities REIT*.........        16,039
                   539 Agree Realty Corp. REIT...        18,310
                   108 Alexander's, Inc. REIT*...        29,350
                 1,328 Alexandria Real Estate
                       Equities, Inc. REIT.......       117,767
                 5,018 AMB Property Corp.
                       REIT......................       253,660
                 1,000 American Campus
                       Communities, Inc. REIT....        24,850
                 7,198 American Financial Realty
                       Trust REIT................        69,677
                 2,437 American Home Mortgage
                       Investment Corp. REIT.....        89,828
                 8,871 Annaly Mortgage
                       Management, Inc. REIT.....       113,638
                 3,225 Anthracite Capital, Inc.
                       REIT......................        39,216
                 2,623 Anworth Mortgage Asset
                       Corp. REIT................        21,771
                 5,518 Apartment Investment &
                       Management Co. REIT.......       239,757
                   896 Arbor Realty Trust, Inc.
                       REIT......................        22,445
                76,850 Ashford Hospitality Trust,
                       Inc. REIT#................       969,847
                   392 Avatar Holdings, Inc.
                       REIT*.....................        22,332
                 3,100 BioMed Realty Trust, Inc.
                       REIT......................        92,814

               Shares                                  Value
               -------------------------------------------------
               69,597 Brandywine Realty Trust
                      REIT#....................... $   2,238,935
                2,884 BRE Properties REIT.........       158,620
                  425 California Coastal
                      Communities, Inc. REIT*.....        13,600
               24,965 Camden Property Trust
                      REIT........................     1,836,176
                1,425 Capital Lease Funding, Inc.
                      REIT........................        16,259
                  784 Capital Trust, Inc. REIT....        27,926
                3,377 CarrAmerica Realty Corp.
                      REIT........................       150,445
                3,686 CBL & Associates
                      Properties, Inc. REIT.......       143,496
                1,462 Cedar Shopping Centers,
                      Inc. REIT...................        21,521
                  578 CentraCore Properties Trust
                      REIT........................        14,306
                2,594 Colonial Properties Trust
                      REIT........................       128,144
                2,951 Commercial Net Lease
                      Realty REIT.................        58,872
                  419 Consolidated-Tomoka Land
                      Co. REIT....................        23,104
                1,839 Corporate Office Properties
                      Trust SBI MD REIT...........        77,385
                2,319 Cousins Properties, Inc.
                      REIT........................        71,727
                4,269 Crescent Real Estate Equity
                      Co. REIT....................        79,233
                3,100 Deerfield Triarc Capital
                      Corp. REIT..................        40,238
                3,800 DiamondRock Hospitality
                      Co. REIT....................        56,278
                  800 Digital Realty Trust, Inc.
                      REIT........................        19,752
                7,800 Duke Realty Corp. REIT......       274,170
                1,167 Eastgroup Properties
                      REIT........................        54,476
               40,240 Education Realty Trust, Inc.
                      REIT#.......................       669,996

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
                1,438 Entertainment Properties
                      Trust REIT................... $      61,906
                2,854 Equity Inns, Inc. REIT.......        47,262
                1,112 Equity Lifestyle Properties,
                      Inc. REIT....................        48,739
                2,204 Equity One, Inc. REIT........        46,064
                1,297 Essex Property Trust, Inc.
                      REIT.........................       144,823
                2,900 Extra Space Storage, Inc.
                      REIT.........................        47,096
                2,952 Federal Realty Investment
                      Trust REIT...................       206,640
                3,628 FelCor Lodging Trust, Inc.
                      REIT.........................        78,873
                2,900 Fieldstone Investment Corp.
                      REIT.........................        26,564
                2,401 First Industrial Realty
                      Trust, Inc. REIT.............        91,094
                1,083 First Potomac Realty Trust
                      REIT.........................        32,263
                4,090 Forest City Enterprises, Inc.
                      REIT.........................       204,132
                2,900 Franklin Street Properties
                      Corp. REIT...................        57,060
                  994 Getty Realty Corp. REIT......        28,269
                1,874 Glenborough Realty Trust,
                      Inc. REIT....................        40,366
                1,976 Glimcher Realty Trust
                      REIT.........................        49,025
                  800 Global Signal, Inc. REIT.....        37,056
                2,600 GMH Communities Trust
                      REIT.........................        34,268
                1,100 Gramercy Capital Corp.
                      REIT.........................        28,490
                7,810 Health Care Property
                      Investors, Inc. REIT.........       208,839
                3,496 Health Care, Inc. REIT.......       122,185
                2,648 Healthcare Realty Trust,
                      Inc. REIT....................        84,339

               Shares                                  Value
               -------------------------------------------------
                1,600 Heritage Property
                      Investment Trust REIT....... $      55,872
                1,400 Hersha Hospitality Trust
                      REIT........................        13,006
               88,319 Highland Hospitality Corp.
                      REIT#.......................     1,243,532
                3,223 Highwoods Properties, Inc.
                      REIT........................       116,608
                2,028 Home Properties, Inc.
                      REIT........................       112,574
                3,600 HomeBanc Corp. REIT.........        28,584
                4,068 Hospitality Properties Trust
                      REIT........................       178,667
               12,267 HRPT Properties Trust
                      REIT........................       141,807
                4,506 IMPAC Mortgage Holdings,
                      Inc. REIT...................        50,377
                3,900 Inland Real Estate Corp.
                      REIT........................        58,032
                2,298 Innkeepers USA Trust
                      REIT........................        39,709
                2,966 Investors Real Estate Trust
                      REIT........................        26,783
                6,500 iStar Financial, Inc. REIT..       245,321
                1,600 JER Investors Trust, Inc.
                      REIT........................        24,880
                2,101 Jones Lang LaSalle, Inc.
                      REIT........................       183,943
                1,834 Kilroy Realty Corp. REIT....       132,506
                1,800 Kite Realty Group Trust
                      REIT........................        28,062
                4,700 KKR Financial Corp.
                      REIT........................        97,807
                2,164 LaSalle Hotel Properties
                      REIT........................       100,193
                2,924 Lexington Corporate
                      Properties Trust REIT.......        63,158
                5,077 Liberty Property Trust
                      REIT........................       224,403

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 1,295 LTC Properties, Inc.
                       REIT....................... $      28,943
                 2,259 Luminent Mortgage Capital,
                       Inc. REIT..................        20,918
                 3,426 Mack-Cali Realty Corp.
                       REIT.......................       157,322
                 2,008 Maguire Properties, Inc.
                       REIT.......................        70,621
                 2,500 Medical Properties Trust,
                       Inc. REIT..................        27,600
                 4,700 MFA Mortgage Investments,
                       Inc. REIT..................        32,336
                 1,275 Mid-America Apartment
                       Communities, Inc. REIT.....        71,081
                 3,209 Mills Corp. REIT...........        85,841
                 1,600 MortgageIT Holdings, Inc.
                       REIT.......................        19,296
                 1,376 National Health Investors,
                       Inc. REIT..................        37,001
                 4,229 Nationwide Health
                       Properties, Inc. REIT......        95,195
                 2,835 New Century Financial
                       Corp. REIT.................       129,701
                 5,898 New Plan Excel Realty Trust
                       REIT.......................       145,622
                 2,600 Newcastle Investment Corp.
                       REIT.......................        65,832
                   900 Newkirk Realty Trust, Inc.
                       REIT.......................        15,624
                 1,300 NorthStar Realty Finance
                       Corp. REIT.................        15,613
                 1,753 Novastar Financial, Inc.
                       REIT.......................        55,412
                 2,818 Omega Healthcare
                       Investors, Inc. REIT.......        37,254
                 2,312 Pan Pacific Retail
                       Properties, Inc. REIT......       160,383
                   869 Parkway Properties, Inc.
                       REIT.......................        39,539
                 2,044 Pennsylvania Real Estate
                       Investment Trust REIT......        82,516

               Shares                                   Value
               --------------------------------------------------
                2,372 Post Properties, Inc. REIT... $     107,546
                  968 PS Business Parks, Inc.
                      REIT.........................        57,112
                1,486 RAIT Investment Trust
                      REIT.........................        43,391
                  692 Ramco-Gershenson
                      Properties REIT..............        18,636
                5,012 Realty Income Corp.
                      REIT.........................       109,763
               44,920 Reckson Associates Realty
                      Corp. REIT#..................     1,858,790
                1,054 Redwood Trust, Inc. REIT.....        51,467
                3,816 Regency Centers Corp.
                      REIT.........................       237,164
                1,600 Republic Property Trust
                      REIT.........................        15,808
                  743 Saul Centers, Inc. REIT......        30,300
                2,900 Saxon Capital, Inc. REIT.....        33,176
                3,450 Senior Housing Properties
                      Trust REIT...................        61,789
                2,678 Shurgard Storage Centers,
                      Inc. REIT....................       167,375
                1,300 Sizeler Property Investors
                      REIT.........................        20,878
                2,425 SL Green Realty Corp.
                      REIT.........................       265,465
                  950 Sovran Self Storage, Inc.
                      REIT.........................        48,250
                4,800 Spirit Finance Corp.
                      REIT.........................        54,048
                4,300 St. Joe Co...................       200,078
                4,300 Strategic Hotel Capital, Inc.
                      REIT.........................        89,182
                  880 Sun Communities, Inc.
                      REIT.........................        28,626
                3,400 Sunstone Hotel Investors,
                      Inc. REIT....................        98,804
                1,626 Tanger Factory Outlet
                      Centers REIT.................        52,634
                  744 Tarragon Corp. REIT..........        10,304

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 2,943 Taubman Centers, Inc.
                       REIT....................... $     120,369
                 6,313 Thornburg Mortgage, Inc.
                       REIT.......................       175,943
                 2,124 Trammell Crow Co.
                       REIT*......................        74,701
                 5,700 Trizec Properties, Inc.
                       REIT.......................       163,248
                 3,427 Trustreet Properties, Inc.
                       REIT.......................        45,202
                 2,600 U-Store-It Trust REIT......        49,036
                 7,963 United Dominion Realty
                       Trust, Inc. REIT...........       223,044
                   532 Universal Health Realty
                       Trust Income REIT..........        16,678
                 1,458 Urstadt Biddle Properties,
                       Inc. REIT..................        23,751
                 5,848 Ventas, Inc. REIT..........       198,130
                 2,349 Washington Real Estate
                       Investment Trust REIT......        86,208
                 4,612 Weingarten Realty Investors
                       REIT.......................       176,547
                 1,300 Windrose Medical Properties
                       Trust REIT.................        18,976
                 1,794 Winston Hotels, Inc.
                       REIT.......................        21,977
                 1,700 Winthrop Realty Trust
                       REIT.......................        10,096
                                                   -------------
                                                      19,715,965
                                                   -------------
                RETAIL -- 4.6%
                 2,633 99 Cents Only Stores*......        27,541
                   900 AC Moore Arts & Crafts,
                       Inc.*......................        14,679
                 6,206 Advance Auto Parts.........       179,353
                 3,100 Aeropostale, Inc.*.........        89,559
                 1,300 AFC Enterprises, Inc.*.....        16,575
                   430 America's Car Mart, Inc.*..         8,733
                 6,606 American Eagle
                       Outfitters.................       224,868

                Shares                                 Value
                ------------------------------------------------
                 4,236 AnnTaylor Stores Corp.*.... $     183,758
                   700 Asbury Automotive Group,
                       Inc.*......................        14,658
                 9,100 AutoNation, Inc.*..........       195,061
                 2,810 Barnes & Noble, Inc........       102,565
                 1,144 Bebe Stores, Inc...........        17,640
                 1,300 Big 5 Sporting Goods
                       Corp.......................        25,350
                 6,308 Big Lots, Inc.*............       107,741
                 4,007 BJ's Wholesale Club,
                       Inc.*......................       113,598
                11,110 Blockbuster, Inc.*.........        55,328
                   500 Bon-Ton Stores, Inc........        10,940
                   900 Books-A-Million, Inc.......        15,009
                60,510 Borders Group, Inc.........     1,117,015
                 5,047 Brinker International,
                       Inc........................       183,206
                 1,438 Brown Shoe Co., Inc........        49,007
                   533 Buckle, Inc................        22,317
                   900 Build-A-Bear Workshop,
                       Inc.*......................        19,359
                 1,900 Cabela's, Inc.*............        36,594
                   745 Cache, Inc.*...............        12,918
                 5,893 Carmax, Inc.*..............       208,966
                 2,772 Casey's General Stores,
                       Inc........................        69,328
                 1,721 Cash America International,
                       Inc........................        55,072
                 1,900 Casual Male Retail Group,
                       Inc.*......................        19,095
                68,847 Cato Corp.#................     1,779,695
                   687 Charlotte Russe Holding,
                       Inc.*......................        16,447
                 6,658 Charming Shoppes*..........        74,836
                 1,250 Childrens Place*...........        75,062
                 2,156 Christopher & Banks
                       Corp.......................        62,524
                   300 Citi Trends, Inc.*.........        12,807

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ---------------------------------------------------
                  5,702 Claire's Stores, Inc...... $     145,458
                  3,543 Coldwater Creek, Inc.*....        94,811
                    184 Conn's, Inc.*.............         4,885
                  4,036 Copart, Inc.*.............        99,124
                  1,436 Cost Plus, Inc.*..........        21,052
                  2,924 CSK Auto Corp.*...........        35,000
                    164 DEB Shops, Inc............         3,954
                  1,105 dELiA*s, Inc.*............         8,928
                  1,940 Dick's Sporting Goods,
                        Inc.*.....................        76,824
                  3,527 Dillard's, Inc............       112,335
                 58,674 Dollar Tree Stores, Inc.#*     1,554,861
                  2,480 Dress Barn, Inc.*.........        62,868
                  1,000 DSW, Inc.*................        36,420
                    700 EZCORP, Inc. Class A*.....        26,377
                  9,000 Family Dollar Stores, Inc.       219,870
                  2,334 Finish Line, Inc..........        27,611
                  1,486 First Cash Financial
                        Services, Inc.*...........        29,348
                  9,114 Foot Locker, Inc..........       223,202
                  2,503 Fred's, Inc...............        33,415
                  1,207 GameStop Corp.*...........        50,694
                  1,363 GameStop Corp. Class B*...        46,683
                  1,221 Genesco, Inc.*............        41,355
                  1,309 Group 1 Automotive, Inc...        73,749
                  1,492 Guitar Center, Inc.*......        66,349
                  1,101 Haverty Furniture Cos.,
                        Inc.......................        17,275
                  2,095 Hibbett Sporting Goods,
                        Inc.*.....................        50,070
                297,829 HOT Topic, Inc.#*.........     3,428,012
                 68,669 Insight Enterprises,
                        Inc.#*....................     1,308,144
                  4,900 J. Crew Group, Inc.*......       134,505
                  1,381 Jo-Ann Stores, Inc.*......        20,232
                  1,034 JOS A Bank Clothiers,
                        Inc.*.....................        24,775

                Shares                                Value
                --------------------------------------------------
                28,127 Kenneth Cole Productions,
                       Inc.#..................... $     628,076
                   906 Lithia Motors, Inc........        27,470
                 1,676 Longs Drug Stores Corp....        76,459
                 1,600 Luby's, Inc.*.............        16,688
                   900 MarineMax, Inc.*..........        23,607
                 2,652 Men's Wearhouse, Inc......        80,356
                   982 Movado Group, Inc.........        22,537
                 2,159 MSC Industrial Direct Co..       102,704
                   600 New York & Co., Inc.*.....         5,862
                 3,224 Nu Skin Enterprises, Inc..        47,876
                 6,496 O'Reilly Automotive, Inc.*       202,610
                 4,086 OfficeMax, Inc............       166,504
                 4,205 Pacific Sunwear of
                       California*...............        75,396
                 1,302 Pantry, Inc.*.............        74,917
                 3,760 Payless Shoesource, Inc.*.       102,159
                 3,271 PEP Boys-Manny Moe &
                       Jack......................        38,369
                 3,182 Petco Animal Supplies,
                       Inc.*.....................        65,008
                41,900 PETsMART, Inc.............     1,072,595
                 4,849 Pier 1 Imports, Inc.......        33,846
                 7,900 RadioShack Corp...........       110,600
                 2,508 Regis Corp................        89,310
                 1,181 Restoration Hardware,
                       Inc.*.....................         8,480
                   962 Retail Ventures, Inc.*....        17,143
                30,118 Rite Aid Corp.*...........       127,700
                 8,500 Ross Stores, Inc..........       238,425
                 1,400 Rush Enterprises, Inc.*...        25,438
                 7,302 Saks, Inc.................       118,073
                 1,334 School Specialty, Inc.*...        42,488
                 3,000 Select Comfort Corp.*.....        68,910
                   400 Shoe Carnival, Inc.*......         9,544
                   759 Smart & Final, Inc.*......        12,782
                 1,763 Sonic Automotive, Inc.....        39,103

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                    500 Sportsman's Guide, Inc.*. $      15,247
                 32,009 Stage Stores, Inc.#......     1,056,297
                  1,464 Stein Mart, Inc..........        21,667
                    282 Syms Corp.*..............         5,189
                    610 Systemax, Inc.*..........         4,758
                  1,192 Talbots, Inc.............        21,992
                  8,200 Tiffany & Co.............       270,764
                  1,868 Too, Inc.*...............        71,713
                  2,129 Tractor Supply Co.*......       117,670
                 49,325 Tuesday Morning Corp.#...       648,624
                  1,238 Under Armour, Inc.*......        52,764
                  3,062 United Auto Group, Inc...        65,374
                  6,092 Urban Outfitters, Inc.*..       106,549
                    800 Volcom, Inc.*............        25,592
                    770 West Marine, Inc.*.......        10,380
                  3,100 Wet Seal, Inc.*..........        15,128
                  5,568 Williams-Sonoma, Inc.....       189,590
                  1,600 World Fuel Services Corp.        73,104
                 61,252 Zale Corp.#*.............     1,475,561
                    900 Zumiez, Inc.*............        33,813
                                                  -------------
                                                     21,348,201
                                                  -------------
                 SAVINGS & LOAN -- 1.4%
                  1,292 Anchor Bancorp Wisconsin,
                        Inc......................        38,980
                  5,295 Astoria Financial Corp...       161,233
                  3,034 Bank Mutual Corp.........        37,075
                  2,692 BankAtlantic Bancorp,
                        Inc......................        39,949
                 59,579 BankUnited Financial
                        Corp.....................     1,818,351
                    400 Berkshirehill Bancorp,
                        Inc......................        14,192
                  1,858 BFC Financial Corp.*.....        12,857
                  3,650 Brookline Bancorp, Inc...        50,261
                  1,194 Capitol Federal Financial        40,942
                    300 Charter Financial Corp...        11,838

                Shares                                Value
                -----------------------------------------------
                   600 Citizens First Bancorp,
                       Inc....................... $      16,022
                 1,100 Clifton Savings Bancorp,
                       Inc.......................        11,913
                 2,667 Commercial Capital
                       Bancorp, Inc..............        42,005
                 1,351 Dime Community
                       Bancshares................        18,333
                 1,230 Downey Financial Corp.....        83,456
                 1,264 Fidelity Bankshares, Inc..        40,221
                   767 First Financial Holdings,
                       Inc.......................        24,544
                 6,318 First Niagara Financial
                       Group, Inc................        88,578
                   694 First Place Financial
                       Corp......................        15,969
                   961 FirstFed Financial Corp.*.        55,421
                 2,088 Flagstar Bancorp, Inc.....        33,324
                   879 Flushing Financial Corp...        15,787
                 1,394 Franklin Bank Corp.*......        28,145
                 1,269 Harbor Florida Bancshares,
                       Inc.......................        47,131
                   569 Horizon Financial Corp....        15,608
                 3,100 Investors Bancorp, Inc.*..        42,005
                   400 Itla Capital Corp.........        21,032
                 1,300 Kearny Financial Corp.....        19,240
                 1,908 KNBT Bancorp, Inc.........        31,520
                29,402 MAF Bancorp, Inc..........     1,259,582
                   200 NASB Financial, Inc.......         6,754
                17,000 New York Community
                       Bancorp, Inc..............       280,609
                 6,396 NewAlliance Bancshares,
                       Inc.......................        91,527
                 1,238 Northwest Bancorp, Inc....        32,807
                   306 OceanFirst Financial
                       Corp......................         6,799
                 3,069 Partners Trust Financial
                       Group, Inc................        35,017

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                   266 Pennfed Financial Services,
                       Inc........................ $       4,961
                 3,418 People's Bank..............       112,281
                 1,459 PFF Bancorp, Inc...........        48,380
                 4,064 Provident Financial
                       Services, Inc..............        72,949
                 2,473 Provident New York
                       Bancorp....................        32,693
                   700 Rockville Financial, Inc.*.        10,304
                   738 Sound Federal Bancorp,
                       Inc........................        15,343
                49,658 Sterling Financial Corp....     1,515,066
                   964 TierOne Corp...............        32,554
                 1,776 United Community
                       Financial Corp.............        21,312
                 4,775 Washington Federal, Inc....       110,732
                   900 Wauwatosa Holdings,
                       Inc.*......................        15,354
                   267 Westfield Financial, Inc...         7,743
                 1,000 Willow Grove Bancorp,
                       Inc........................        15,907
                   400 WSFS Financial Corp........        24,580
                                                   -------------
                                                       6,629,186
                                                   -------------
                SEMICONDUCTORS -- 3.1%
                 1,416 Actel Corp.*...............        20,320
                   707 ADE Corp.*.................        22,970
                 2,300 Advanced Analogic
                       Technologies, Inc.*........        24,104
                10,200 Agere Systems, Inc.*.......       149,940
                 2,921 AMIS Holdings, Inc.*.......        29,210
                 6,100 Amkor Technology, Inc.*....        57,706
                 3,000 ANADIGICS, Inc.*...........        20,156
                17,071 Applied Micro Circuits
                       Corp.*.....................        46,604
                 2,246 Asyst Technologies, Inc.*..        16,912
                24,676 Atmel Corp.*...............       136,952
                 2,121 ATMI, Inc.*................        52,219

               Shares                                  Value
               -------------------------------------------------
                10,800 Avanex Corp.*.............. $      19,004
                 6,200 Axcelis Technologies,
                       Inc.*......................        36,580
                 4,000 Bookham, Inc.*.............        13,437
                 4,111 Brooks Automation, Inc.*...        48,510
                 4,842 Cirrus Logic, Inc.*........        39,414
                 1,260 Cohu, Inc..................        22,113
                25,082 Conexant Systems, Inc.*....        62,705
                 4,469 Credence Systems Corp.*....        15,642
                 4,489 Cree, Inc.*................       106,659
                 7,800 Cypress Semiconductor
                       Corp.*.....................       113,412
                 1,036 Diodes, Inc.*..............        42,932
                 1,716 DSP Group, Inc.*...........        42,643
                 2,600 Emcore Corp.*..............        24,960
                85,929 Emulex Corp.#*.............     1,398,065
               548,471 Entegris, Inc.#*...........     5,226,929
                 2,283 Exar Corp.*................        30,295
                 7,137 Fairchild Semiconductor
                       International, Inc.*.......       129,679
                 2,683 Formfactor, Inc.*..........       119,742
                 1,821 Genesis Microchip, Inc.*...        21,051
                   800 Hittite Microwave Corp.*...        28,928
                 1,300 Ikanos Communications,
                       Inc.*......................        19,747
                11,145 Integrated Device
                       Technology, Inc.*..........       158,036
                 3,968 International Rectifier
                       Corp.#*....................       155,069
                 8,317 Intersil Corp..............       193,370
                 1,048 IXYS Corp.*................        10,061
                 4,487 Kopin Corp.*...............        16,198
                 3,640 Kulicke & Soffa Industries,
                       Inc.*......................        26,972
                 6,745 Lattice Semiconductor
                       Corp.*.....................        41,684
                22,310 LSI Logic Corp.*...........       199,675
                 4,201 LTX Corp.*.................        29,449

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                 2,114 Mattson Technology, Inc.*.. $      20,654
               319,400 Micrel, Inc.#*.............     3,197,194
                 2,458 Micron Technology, Inc.*...        37,018
                 3,916 Microsemi Corp.*...........        95,472
                 2,400 Microtune, Inc.*...........        15,024
                 7,200 Mindspeed Technologies,
                       Inc.*......................        17,348
                 2,565 MIPS Technologies, Inc.*...        15,570
                 1,793 MKS Instruments, Inc.*.....        36,075
                   800 Monolithic Power Systems,
                       Inc.*......................         9,464
                 1,600 MoSys, Inc.*...............        12,509
                   700 Netlogic Microsystems,
                       Inc.*......................        22,575
                 7,100 Novellus Systems, Inc.*....       175,370
                 2,900 Omnivision Technologies,
                       Inc.*......................        61,248
                 9,608 ON Semiconductor Corp.*....        56,495
                 1,250 Pericom Semiconductor
                       Corp.*.....................        10,375
                 2,463 Photronics, Inc.*..........        36,452
                 1,221 PLX Technology, Inc.*......        14,921
                11,527 PMC - Sierra, Inc.*........       108,354
                   700 Portalplayer, Inc.*........         6,867
                 1,705 Power Integrations, Inc.*..        29,803
                 9,006 QLogic Corp.*..............       155,263
                 5,125 Rambus, Inc.*..............       116,901
                 1,532 Rudolph Technologies,
                       Inc.*......................        22,214
                   921 Semitool, Inc.*............         8,307
                 4,177 Semtech Corp.*.............        60,358
                 4,691 Silicon Image, Inc.*.......        50,569
                 2,955 Silicon Laboratories, Inc.*       103,868
                 3,009 Sirf Technology Holdings,
                       Inc.*......................        96,950
                 8,877 Skyworks Solutions, Inc.*..        48,912
                 2,500 Spansion, Inc. Class A*....        39,850

                 Shares                               Value
                 ----------------------------------------------
                   1,206 Standard Microsystems
                         Corp.*.................. $      26,327
                     692 Supertex, Inc.*.........        27,638
                  11,000 Teradyne, Inc.*.........       153,230
                   2,809 Tessera Technologies,
                         Inc.*...................        77,248
                  12,600 Transmeta Corp.*........        20,407
                   7,200 Transwitch Corp.*.......        15,192
                   8,306 Triquint Semiconductor,
                         Inc.*...................        37,045
                   1,426 Ultratech, Inc.*........        22,445
                   3,102 Varian Semiconductor
                         Equipment Associates,
                         Inc.*...................       101,156
                   1,563 Veeco Instruments, Inc.*        37,262
                   1,000 Virage Logic Corp.*.....         9,390
                   4,487 Vitesse Semiconductor
                         Corp.*..................         6,461
                   1,000 Volterra Semiconductor
                         Corp.*..................        15,260
                   2,701 Zoran Corp.*............        65,742
                                                  -------------
                                                     14,266,837
                                                  -------------
                 SOFTWARE -- 3.0%
                  15,988 Activision, Inc.*.......       181,943
                   3,700 Actuate Corp.*..........        14,945
                  71,474 Acxiom Corp.#...........     1,786,850
                   1,229 Advent Software, Inc.*..        44,330
                   2,206 Allscripts Healthcare
                         Solutions, Inc.*........        38,715
                   1,300 Altiris, Inc.*..........        23,452
                   1,600 American Reprographics
                         Co.*....................        58,000
                   2,112 Ansys, Inc.*............       100,996
                   2,209 Aspen Technology, Inc.*.        28,982
                   2,255 Avid Technology, Inc.*..        75,159
                 173,400 BEA Systems, Inc.#*.....     2,269,806
                   2,641 Blackbaud, Inc..........        59,951

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                 83,200 Blackboard, Inc. #*...... $   2,409,472
                 12,600 BMC Software, Inc.*......       301,140
                  4,681 Borland Software Corp.*..        24,716
                    451 Bottomline Technologies,
                        Inc.*....................         3,671
                  3,534 Cerner Corp.*............       131,147
                  5,300 Chordiant Software, Inc.*        16,055
                    314 Computer Programs &
                        Systems, Inc.............        12,547
                 22,004 Compuware Corp.*.........       147,427
                  1,500 Concur Technologies,
                        Inc.*....................        23,205
                  1,900 Convera Corp. Class A*...        12,765
                  2,939 CSG Systems
                        International*...........        72,711
                  2,576 Dendrite International,
                        Inc.*....................        23,802
                  1,328 Digi International, Inc.*        16,640
                  3,934 Dun & Bradstreet Corp.*..       274,121
                  2,284 Eclipsys Corp.*..........        41,477
                  2,522 eFunds Corp.*............        55,610
                  1,000 Emageon, Inc.*...........        14,590
                  3,380 Epicor Software Corp.*...        35,591
                    801 EPIQ Systems, Inc.*......        13,329
                  3,964 Fair Isaac Corp..........       143,933
                  1,018 FalconStor Software,
                        Inc.*....................         7,095
                  2,388 Filenet Corp.*...........        64,309
                  3,834 Global Payments, Inc.....       186,141
                  3,310 Hyperion Solutions
                        Corp.*...................        91,356
                  1,245 Infocrossing, Inc.*......        14,380
                  4,710 Informatica Corp.*.......        61,984
                  1,648 infoUSA, Inc.............        16,991
                    500 InPhonic, Inc.*..........         3,150
                  1,311 Inter-Tel, Inc...........        27,610
                  2,800 INVESTools, Inc.*........        22,227

                Shares                                Value
                -----------------------------------------------
                 1,893 JDA Software Group,
                       Inc.*..................... $      26,559
                 2,510 Keane, Inc.*..............        31,375
                 7,464 Lawson Software, Inc.*....        50,009
                   800 Mantech International
                       Corp.*....................        24,688
                   846 Mapinfo Corp.*............        11,040
                   622 MicroStrategy, Inc.*......        60,657
                 1,267 Midway Games, Inc.*.......        10,250
                 1,109 MRO Software, Inc.*.......        22,258
                 5,400 NAVTEQ Corp.*.............       241,272
                 1,200 Neoware, Inc.*............        14,745
                 2,403 NetIQ Corp.*..............        29,293
                21,267 Novell, Inc.*.............       141,000
                 7,311 Nuance Communications,
                       Inc.*.....................        73,549
                 1,700 Omnicell, Inc.*...........        23,489
                 1,239 Open Solutions, Inc.*.....        32,970
                   900 OPNET Technologies,
                       Inc.*.....................        11,661
                 1,609 Packeteer, Inc.*..........        18,246
                88,396 Parametric Technology
                       Corp.*....................     1,123,513
                11,900 PDF Solutions, Inc.*......       147,679
                   573 Pegasystems, Inc..........         3,679
                 1,834 Per-Se Technologies, Inc.*        46,180
                 1,600 Phase Forward, Inc.*......        18,432
                 2,171 Progress Software Corp.*..        50,823
                48,926 QAD, Inc.#................       379,177
                   876 Quality Systems, Inc......        32,254
                 3,599 Quest Software, Inc.*.....        50,530
                10,600 Red Hat, Inc.*............       248,040
                   506 Renaissance Learning,
                       Inc.......................         6,856
                 4,900 Salesforce.com, Inc.*.....       130,634
                   504 Schawk, Inc...............         8,820
                 3,647 SEI Investments Co........       178,265

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,300 Smith Micro Software,
                        Inc.*.................... $      20,821
                  1,164 SPSS, Inc.*..............        37,411
                    800 SSA Global Technologies,
                        Inc.*....................        15,504
                  4,950 Sybase, Inc.*............        96,030
                 43,833 SYNNEX Corp.*............       831,074
                  4,012 Take-Two Interactive
                        Software, Inc.*..........        42,768
                  1,000 Taleo Corp.*.............        11,787
                  3,371 THQ, Inc.*...............        72,814
                  2,300 Total System Services,
                        Inc......................        44,265
                  1,072 TradeStation Group, Inc.*        13,582
                  2,146 Transaction Systems
                        Architects, Inc.*........        89,467
                  3,188 Trident Microsystems,
                        Inc.*....................        60,508
                    413 Ulticom, Inc.*...........         4,324
                  1,203 Ultimate Software Group,
                        Inc.*....................        23,050
                  4,100 VA Software Corp.*.......        15,904
                  2,300 VeriFone Holdings, Inc.*.        70,104
                    800 Verint Systems, Inc.*....        23,352
                  4,394 Wind River Systems,
                        Inc.*....................        39,107
                  1,747 Witness Systems, Inc.*...        35,237
                                                  -------------
                                                     13,747,373
                                                  -------------
                 TELECOMMUNICATIONS -- 2.6%
                 22,531 3Com Corp.*..............       115,359
                  7,207 Adaptec, Inc.*...........        31,278
                  6,614 ADC Telecommunications,
                        Inc.*....................       111,512
                  3,601 Adtran, Inc..............        80,770
                  4,312 Aeroflex, Inc.*..........        50,321
                  2,439 Alaska Communications
                        Systems Group, Inc.......        30,853

                 Shares                               Value
                 ----------------------------------------------
                    769 Anaren, Inc.*............ $      15,757
                  9,741 Andrew Corp.*............        86,305
                  1,735 Anixter International,
                        Inc......................        82,343
                  5,788 Arris Group, Inc.*.......        75,939
                  3,041 Atheros Communications,
                        Inc.*....................        57,657
                  1,030 Audiovox Corp.*..........        14,070
                    950 Black Box Corp...........        36,414
                  4,084 Broadwing Corp.*.........        42,269
                  2,433 C-COR.net Corp.*.........        18,783
                  1,600 CalAmp Corp.*............        14,221
                  1,500 Carrier Access Corp.*....        12,402
                  1,100 Cbeyond Communications,
                        Inc.*....................        23,991
                  1,454 Centennial Communications
                        Corp.....................         7,561
                  6,600 CenturyTel, Inc..........       245,190
                 32,986 Ciena Corp.*.............       158,663
                 14,192 Cincinnati Bell, Inc.*...        58,187
                 18,700 Citizens Communications
                        Co.......................       243,981
                  1,292 Commonwealth Telephone
                        Enterprises, Inc.........        42,843
                 62,297 CommScope, Inc.#*........     1,957,372
                  1,000 Comtech Group, Inc.*.....        11,128
                  1,244 Comtech
                        Telecommunications
                        Corp.*...................        36,412
                 11,600 Comverse Technology,
                        Inc.*....................       229,282
                  1,200 Consolidated
                        Communications Holdings,
                        Inc......................        19,956
                    938 CT Communications, Inc...        21,452
                  1,824 Ditech Networks, Inc.*...        15,905
                  7,930 Dobson Communications
                        Corp.*...................        61,299

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                1,000 EMS Technologies, Inc.*..... $      17,966
                  700 Eschelon Telecom, Inc.*.....        10,827
                1,100 Essex Corp.*................        20,262
                6,634 Extreme Networks*...........        27,597
               44,800 FairPoint Communications,
                      Inc.#.......................       645,120
               11,400 Finisar Corp.*..............        37,278
                3,300 First Avenue Networks,
                      Inc.*.......................        35,896
                8,484 Foundry Networks, Inc.*.....        90,439
                3,101 General Communication,
                      Inc.*.......................        38,204
                1,313 Golden Telecom, Inc.........        33,285
                4,685 Harmonic, Inc.*.............        20,989
                3,500 Hypercom Corp.*.............        32,725
                3,200 IDT Corp. Class B*..........        44,128
                2,939 Interdigital Communications
                      Corp.*......................       102,600
                1,900 Iowa Telecommunications
                      Services, Inc...............        35,948
                1,000 iPCS, Inc.*.................        48,289
                2,043 Ixia*.......................        18,387
               93,000 JDS Uniphase Corp.*.........       235,290
                2,600 Leap Wireless International,
                      Inc.*.......................       123,343
               47,367 Level 3 Communications,
                      Inc.*.......................       210,309
                1,700 Lightbridge, Inc.*..........        22,010
                  700 Loral Space &
                      Communications, Inc.*.......        19,848
                2,150 Mastec, Inc.*...............        28,402
                6,913 MRV Communications,
                      Inc.*.......................        21,499
               35,201 Netgear, Inc.#*.............       762,102
               88,500 NeuStar, Inc.#*.............     2,986,875
                2,215 Newport Corp.*..............        35,706
                  938 North Pittsburgh Systems,
                      Inc.........................        25,851

                Shares                                Value
                -----------------------------------------------
                  1,943 Novatel Wireless, Inc.*.. $      20,168
                  1,000 NTELOS Holdings Corp.*...        14,450
                    886 Oplink Communications,
                        Inc.*....................        16,223
                  1,024 Optical Communication
                        Products, Inc.*..........         2,058
                  4,000 PanAmSat Holding Corp....        99,920
                  1,300 ParkerVision, Inc.*......        11,827
                  2,697 Plantronics, Inc.........        59,900
                  5,025 Polycom, Inc.*...........       110,148
                  5,960 Powerwave Technologies,
                        Inc.*....................        54,355
                118,351 Premiere Global Services,
                        Inc.#*...................       893,550
                  2,733 Price Communications
                        Corp.*...................        46,324
                  1,200 Radyne Corp.*............        13,653
                  1,431 RCN Corp.*...............        35,675
                 10,465 RF Micro Devices, Inc.*..        62,476
                  1,379 SafeNet, Inc.*...........        24,436
                    600 SAVVIS, Inc.*............        17,762
                  5,749 SBA Communications
                        Corp.*...................       150,279
                    488 Shenandoah Telecom Co....        22,936
                  1,600 Sirenza Microdevices,
                        Inc.*....................        19,420
                 13,800 Sonus Networks, Inc.*....        68,310
                    978 SureWest
                        Communications...........        18,895
                 10,800 Sycamore Networks, Inc.*.        43,848
                  2,430 Symmetricom, Inc.*.......        17,180
                  1,100 Syniverse Holdings, Inc.*        16,170
                  1,820 Talk America Holdings,
                        Inc.*....................        11,266
                  3,359 Tekelec*.................        41,484
                  6,200 Telephone & Data Systems,
                        Inc......................       256,680
                  4,487 Time Warner Telecom,
                        Inc.*....................        66,632

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 4,334 Ubiquitel, Inc.*........... $      44,814
                 1,523 USA Mobility, Inc..........        25,282
                 5,554 UTStarcom, Inc.*...........        43,266
                 1,800 Valor Communications
                       Group, Inc.................        20,610
                 1,384 Viasat, Inc.*..............        35,541
                 2,000 Vonage Holdings Corp.*.....        17,176
                 1,765 West Corp.*................        84,561
                 3,840 Wireless Facilities, Inc.*.        10,560
                 8,050 Zhone Technologies, Inc.*..        16,422
                                                   -------------
                                                      12,254,907
                                                   -------------
                TRANSPORTATION -- 4.5%
                 3,800 ABX Air, Inc.*.............        22,952
                40,555 Alexander & Baldwin,
                       Inc........................     1,795,370
                   574 Amerco, Inc.*..............        57,779
                 1,800 American Commercial Lines,
                       Inc.*......................       108,426
                 1,434 Arkansas Best Corp.........        72,001
                 1,200 Atlas Air Worldwide
                       Holdings, Inc.*............        58,835
                 1,421 Bristow Group, Inc.*.......        51,156
                 1,400 Celadon Group, Inc.*.......        30,849
                93,000 CH Robinson Worldwide,
                       Inc.#......................     4,956,900
                 3,001 Con-way, Inc...............       173,848
                   614 Dynamex, Inc.*.............        13,391
                 1,802 EGL, Inc.*.................        90,460
                99,000 Expeditors International of
                       Washington, Inc............     5,544,990
                 1,767 Florida East Coast
                       Industries, Inc............        92,467
                 1,821 Forward Air Corp...........        74,169
                 2,447 GATX Corp..................       103,998
                 2,100 Genesee & Wyoming,
                       Inc.*......................        74,487
                   881 Greenbrier Cos., Inc.......        28,844

               Shares                                  Value
               -------------------------------------------------
                   728 Gulfmark Offshore, Inc.*... $      18,804
                 3,517 Heartland Express, Inc.....        62,919
                 1,100 Horizon Lines, Inc.........        17,622
                 2,188 HUB Group, Inc.*...........        53,672
                   700 Interpool, Inc.............        15,554
                 6,650 JB Hunt Transport Services,
                       Inc........................       165,652
                 4,355 Kansas City Southern*......       120,634
                60,682 Kirby Corp.#*..............     2,396,939
               103,812 Knight Transportation,
                       Inc. #.....................     2,097,002
                 5,795 Laidlaw International,
                       Inc........................       146,034
                 3,432 Landstar System, Inc.......       162,093
                   795 Maritrans, Inc.............        19,796
                 1,054 Marten Transport Ltd.*.....        22,914
                 1,575 Old Dominion Freight
                       Line*......................        59,204
                 1,666 Overseas Shipholding
                       Group......................        98,544
                   484 P.A.M. Transportation
                       Services, Inc.*............        13,983
                 2,071 Pacer International, Inc...        67,473
                   800 PHI, Inc.*.................        26,554
                 2,128 RailAmerica, Inc.*.........        22,259
                 3,542 Ryder System, Inc..........       206,959
                20,631 SCS Transportation,
                       Inc.#*.....................       567,972
                 3,200 Sirva, Inc.*...............        20,704
                 3,082 Swift Transportation Co.,
                       Inc.*......................        97,884
                   800 TAL International Group,
                       Inc.*......................        19,280
                   200 Universal Truckload
                       Services, Inc.*............         6,826
                   745 US Xpress Enterprises,
                       Inc.*......................        20,130
                   400 USA Truck, Inc.*...........         7,128

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  2,975 Werner Enterprises, Inc.. $      60,303
                 24,480 YRC Worldwide, Inc.#*....     1,030,853
                                                  -------------
                                                     20,976,613
                                                  -------------
                 UTILITIES-ELECTRIC -- 1.9%
                  6,744 Alliant Energy Corp......       231,319
                 20,759 Aquila, Inc.*............        87,395
                  2,820 Avista Corp..............        64,381
                 23,893 Black Hills Corp.#.......       820,247
                 18,000 Centerpoint Energy, Inc..       225,000
                    804 CH Energy Group, Inc.....        38,592
                  2,884 Cleco Corp...............        67,053
                 12,400 CMS Energy Corp.*........       160,456
                  7,112 DPL, Inc.................       190,602
                  4,322 Duquesne Light Holdings,
                        Inc......................        71,054
                 54,608 El Paso Electric Co.*....     1,100,897
                  1,394 Empire District Electric
                        Co.......................        28,647
                  8,613 Energy East Corp.........       206,109
                  4,564 Great Plains Energy, Inc.       127,153
                  4,778 Hawaiian Electric
                        Industries...............       133,354
                  2,301 Idacorp, Inc.............        78,901
                  1,000 Integrated Electrical
                        Services, Inc.*..........        17,466
                    800 ITC Holdings Corp........        21,264
                  6,865 MDU Resources Group,
                        Inc......................       251,328
                  1,024 MGE Energy, Inc..........        31,898
                  8,400 Northeast Utilities......       173,628
                  1,981 NorthWestern Corp........        68,047
                  6,120 NSTAR....................       175,032
                  5,173 OGE Energy Corp..........       181,210
                    500 Ormat Technologies, Inc..        19,075
                 36,881 Otter Tail Corp.#........     1,007,958
                 10,749 Pepco Holdings, Inc......       253,461
                  1,000 Pike Electric Corp.*.....        19,260

                 Shares                               Value
                 ----------------------------------------------
                  5,732 Pinnacle West Capital
                        Corp..................... $     228,764
                 52,888 PNM Resources, Inc.#.....     1,320,085
                  1,600 Portland General Electric
                        Co.......................        39,943
                  6,727 Puget Energy, Inc........       144,496
                 16,844 Reliant Energy, Inc.*....       201,791
                  6,600 SCANA Corp...............       254,572
                 11,460 Sierra Pacific Resources*       160,440
                 11,765 TECO Energy, Inc.........       175,769
                    844 UIL Holdings Corp........        47,509
                  1,947 Unisource Energy Corp....        60,649
                  4,746 Westar Energy, Inc.......        99,903
                  6,669 Wisconsin Energy Corp....       268,761
                  2,522 WPS Resources Corp.......       125,091
                                                  -------------
                                                      8,978,560
                                                  -------------
                 UTILITIES-GAS -- 0.7%
                  4,439 AGL Resources, Inc.......       169,215
                  4,701 Atmos Energy Corp........       131,205
                    696 Cascade Natural Gas
                        Corp.....................        14,679
                  4,252 Energen Corp.............       163,319
                    352 EnergySouth, Inc.........        10,993
                  1,250 Laclede Group, Inc.......        42,950
                  1,470 New Jersey Resources
                        Corp.....................        68,767
                  2,555 Nicor, Inc...............       106,033
                  1,605 Northwest Natural Gas
                        Co.......................        59,433
                  6,729 Oneok, Inc...............       229,055
                  2,153 Peoples Energy Corp......        77,314
                  4,210 Piedmont Natural Gas Co..       102,303
                  1,636 South Jersey Industries,
                        Inc......................        44,810
                  5,502 Southern Union Co........       148,884
                 42,692 Southwest Gas Corp.#.....     1,337,967
                  5,964 UGI Corp.................       146,834

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  4,177 Vectren Corp............. $     113,823
                  2,755 WGL Holdings, Inc........        79,757
                                                  -------------
                                                  $   3,047,341
                                                  -------------
                 UTILITIES- WATER -- 0.1%
                    944 American States Water Co.        33,653
                  7,297 Aqua America, Inc........       166,299
                  1,009 California Water Service
                        Group....................        36,062
                    616 Pico Holdings, Inc.*.....        19,866
                    968 SJW Corp.................        24,636
                  1,082 Southwest Water Co.......        12,951
                                                  -------------
                                                        293,467
                                                  -------------
                 Total Common Stocks
                  (Cost $417,262,949)............   453,846,363
                                                  -------------
                 WARRANTS -- 0.0%
                 BUSINESS SERVICES & SUPPLIES -- 0.0%
                    108 American Banknote Corp.
                        0.000%, 07/01/07(a)......             0
                    108 American Banknote Corp.
                        0.000%, 07/01/07(a)......             0
                                                  -------------
                 Total Warrants
                  (Cost $0)......................             0
                                                  -------------

              Principal
              Amount                                     Value
              ----------------------------------------------------
              SHORT-TERM INVESTMENTS -- 1.6%
              MUTUAL FUND -- 1.6%
              $7,506,383 Goldman Sachs Prime
                         Obligations Fund
                         5.099%(b).................. $   7,506,383
                                                     -------------
              GOVERNMENT & AGENCY SECURITIES -- 0.0%
                 115,000 United States Treasury Bill
                         4.770%, 09/07/06(b)........       113,995
                                                     -------------
              Total Short-Term Investments
               (Cost $7,620,363)....................     7,620,378
                                                     -------------
              Total Investments -- 99.6%
               (Cost $424,883,312)..................   461,466,741
                                                     -------------
              Assets in excess of other
              liabilities -- 0.4%...................     1,830,237
                                                     -------------
              Total Net Assets -- 100.0%............ $ 463,296,978
                                                     =============

Footnotes to the Portfolio of Investments:

        *   --  Non-income producing security.
        #   --  A portion or all of the security was held on loan. As of
                June 30, 2006, the market value of securities loaned
                was $73,012,329 and the collateral received consisted
                of cash in the amount of $74,900,630.
        (a) --  Represents a security which is fair-valued.
        (b) --  Rate quoted represents the seven day yield of the
                Fund.

Security Abbreviation:
REIT-- Real Estate Investment Trust

Futures Contracts:

  Number of                   Underlying      Expiration  Notional   Notional   Unrealized
  Contracts   Face Value      Securities         Date       Cost      Value    Appreciation
------------- ---------- -------------------- ---------- ---------- ---------- ------------
Long Position
-------------
     28         2,800    Russell 2000 Index    Sep-2006  $1,984,945 $2,048,200   $63,255
     24         2,400    S&P Midcap 400 Index  Sep-2006   1,815,705  1,851,840    36,135
                                                                                 -------
                                                                                 $99,390
                                                                                 =======

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited)

                Shares                                 Value
                ------------------------------------------------
                COMMON STOCKS -- 96.3%
                ADVERTISING -- 0.2%
                 10,100 Interpublic Group of Cos.,
                        Inc.*..................... $      84,335
                 20,375 Omnicom Group.............     1,815,209
                                                   -------------
                                                       1,899,544
                                                   -------------
                AEROSPACE & DEFENSE -- 2.5%
                 96,200 Boeing Co.................     7,879,742
                 38,390 General Dynamics Corp.....     2,513,010
                  3,100 Goodrich Corp.............       124,899
                  2,900 L-3 Communications
                        Holdings, Inc.............       218,718
                  8,842 Lockheed Martin Corp......       634,325
                 34,056 Northrop Grumman Corp.....     2,181,627
                 11,100 Raytheon Co...............       494,727
                  4,400 Rockwell Collins, Inc.....       245,828
                 98,000 United Technologies
                        Corp......................     6,215,160
                                                   -------------
                                                      20,508,036
                                                   -------------
                AIRLINES -- 0.4%
                154,200 JetBlue Airways Corp.*....     1,871,988
                 91,350 Southwest Airlines Co.....     1,495,399
                                                   -------------
                                                       3,367,387
                                                   -------------
                APPAREL & TEXTILES -- 0.6%
                  3,200 Cintas Corp...............       127,232
                137,300 Coach, Inc.*..............     4,105,270
                  2,700 Jones Apparel Group, Inc..        85,833
                  2,500 Liz Claiborne, Inc........        92,650
                  4,700 Nike, Inc. Class B........       380,700
                  2,000 VF Corp...................       135,840
                                                   -------------
                                                       4,927,525
                                                   -------------
                AUTOMOTIVE -- 0.6%
                 17,800 BorgWarner, Inc...........     1,158,780
                  1,500 Cooper Tire & Rubber Co...        16,710

                 Shares                               Value
                 ----------------------------------------------
                  45,353 Ford Motor Co........... $     314,296
                  14,074 General Motors Corp.....       419,265
                   4,400 Goodyear Tire & Rubber
                         Co.*....................        48,840
                   4,800 Johnson Controls, Inc...       394,656
                   1,700 Navistar International
                         Corp.*..................        41,837
                   4,200 Paccar, Inc.............       345,996
                  73,000 TRW Automotive Holdings
                         Corp.*..................     1,991,440
                                                  -------------
                                                      4,731,820
                                                  -------------
                 BANKING -- 5.9%
                   8,800 AmSouth Bancorp.........       232,760
                 403,979 Bank of America Corp....    19,431,390
                  19,000 Bank of New York Co.,
                         Inc.....................       611,800
                  13,715 BB&T Corp...............       570,407
                  34,600 Comerica, Inc...........     1,798,854
                   4,500 Commerce Bancorp, Inc...       160,515
                   3,000 Compass Bancshares, Inc.       166,800
                  13,791 Fifth Third Bancorp.....       509,577
                   3,300 First Horizon National
                         Corp....................       132,660
                  40,560 Huntington Bancshares,
                         Inc.....................       956,405
                  10,000 Keycorp.................       356,800
                   1,900 M&T Bank Corp...........       224,048
                   5,600 Marshall & Ilsley Corp..       256,144
                  10,400 Mellon Financial Corp...       358,072
                  13,560 National City Corp......       490,736
                  11,700 North Fork Bancorp, Inc.       352,989
                   4,700 Northern Trust Corp.....       259,910
                   7,200 PNC Financial Services
                         Group, Inc..............       505,224
                  11,252 Regions Financial Corp..       372,666
                   9,100 SunTrust Banks, Inc.....       693,966
                   7,600 Synovus Financial Corp..       203,528

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                              Value
                 ---------------------------------------------
                  43,200 UBS AG................. $   4,739,040
                  77,900 UnionBanCal Corp.......     5,031,561
                  44,145 US Bancorp.............     1,363,198
                  39,675 Wachovia Corp..........     2,145,624
                  11,700 Webster Financial Corp.       555,048
                  96,503 Wells Fargo & Co.......     6,473,421
                   2,500 Zions Bancorp..........       194,850
                                                 -------------
                                                    49,147,993
                                                 -------------
                 BIOTECHNOLOGY -- 2.4%
                 107,357 Amgen, Inc.*...........     7,002,897
                   8,458 Biogen Idec, Inc.*.....       391,859
                  90,100 Celgene Corp.*.........     4,273,443
                  93,100 Genentech, Inc.*.......     7,615,580
                   6,300 Genzyme Corp.*.........       384,615
                   5,900 Medimmune, Inc.*.......       159,890
                   1,300 Millipore Corp.*.......        81,887
                                                 -------------
                                                    19,910,171
                                                 -------------
                 BUILDING & CONSTRUCTION -- 0.4%
                   4,500 American Standard Cos.,
                         Inc....................       194,715
                   3,100 Centex Corp............       155,930
                   6,700 D.R. Horton, Inc.......       159,594
                   2,200 Fluor Corp.............       204,446
                   2,000 KB Home................        91,700
                   3,300 Lennar Corp............       146,421
                  10,000 Masco Corp.............       296,400
                   5,000 Pulte Homes, Inc.......       143,950
                  54,000 Standard-Pacific Corp..     1,387,800
                   2,400 Vulcan Materials Co....       187,200
                                                 -------------
                                                     2,968,156
                                                 -------------
                 BUSINESS SERVICES & SUPPLIES -- 0.3%
                  24,100 Pitney Bowes, Inc......       995,330
                 121,600 Xerox Corp.*...........     1,691,456
                                                 -------------
                                                     2,686,786
                                                 -------------

                Shares                                Value
                -----------------------------------------------
                CHEMICALS -- 1.0%
                 5,400 Air Products & Chemicals,
                       Inc....................... $     345,168
                 1,800 Ashland, Inc..............       120,060
                87,949 Dow Chemical Co...........     3,432,649
                 1,900 Eastman Chemical Co.......       102,600
                 4,500 Ecolab, Inc...............       182,610
                49,500 EI Du Pont de Nemours &
                       Co........................     2,059,200
                 3,000 Hercules, Inc.*...........        45,780
                 2,100 International Flavors &
                       Fragrances, Inc...........        74,004
                 4,200 PPG Industries, Inc.......       277,200
                 7,900 Praxair, Inc..............       426,600
                 3,600 Rohm & Haas Co............       180,432
                 2,600 Sherwin-Williams Co.......       123,448
                 1,600 Sigma-Aldrich Corp........       116,224
                40,400 Valspar Corp..............     1,066,964
                                                  -------------
                                                      8,552,939
                                                  -------------
                COMMERCIAL SERVICES -- 0.8%
                36,600 Accenture Ltd.............     1,036,512
                 3,400 Apollo Group, Inc.*.......       175,678
                24,300 Cendant Corp..............       395,847
                 3,400 Convergys Corp.*..........        66,300
                 3,300 Equifax, Inc..............       113,322
                 8,000 H&R Block, Inc............       190,880
                66,706 McKesson Corp.............     3,153,860
                 5,900 Moody's Corp..............       321,314
                 7,900 Paychex, Inc..............       307,942
                 4,100 Robert Half International,
                       Inc.......................       172,200
                 5,200 RR Donnelley & Sons Co....       166,140
                 2,800 Waters Corp.*.............       124,320
                                                  -------------
                                                      6,224,315
                                                  -------------
                COMPUTERS & INFORMATION -- 2.8%
                 3,000 Affiliated Computer
                       Services, Inc.*...........       154,830

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                                Value
                 -----------------------------------------------
                 101,700  Apple Computer, Inc.*... $   5,809,104
                  55,100  BISYS Group, Inc.*......       754,870
                   4,600  Computer Sciences Corp.*       222,824
                 125,287  Dell, Inc.*.............     3,058,256
                  12,800  Electronic Data Systems
                          Corp....................       307,968
                 215,048  EMC Corp.*..............     2,359,076
                   7,600  Gateway, Inc.*..........        14,440
                 182,345  Hewlett-Packard Co......     5,776,690
                  38,273  International Business
                          Machines Corp...........     2,940,132
                   2,500  Lexmark International,
                          Inc.*...................       139,575
                   4,400  NCR Corp.*..............       161,216
                   9,300  Network Appliance, Inc.*       328,290
                   4,900  SanDisk Corp.*..........       249,802
                 218,800  Sun Microsystems, Inc.*.       908,020
                   9,418  Unisys Corp.*...........        59,145
                                                   -------------
                                                      23,244,238
                                                   -------------
                 CONTAINERS & PACKAGING -- 0.2%
                   2,600  Ball Corp...............        96,304
                   2,500  Bemis Co................        76,550
                   3,400  Pactiv Corp.*...........        84,150
                  32,000  Sealed Air Corp.........     1,666,560
                                                   -------------
                                                       1,923,564
                                                   -------------
                 COSMETICS & PERSONAL CARE -- 3.0%
                   2,000  Alberto-Culver Co.......        97,440
                  10,800  Avon Products, Inc......       334,800
                  89,700  Colgate-Palmolive Co....     5,373,030
                   3,100  Estee Lauder Cos., Inc.
                          Class A.................       119,877
                  61,700  Kimberly-Clark Corp.....     3,806,890
                 272,540  Procter & Gamble Co.....    15,153,224
                                                   -------------
                                                      24,885,261
                                                   -------------

                Shares                                 Value
                ------------------------------------------------
                DISTRIBUTION & WHOLESALE -- 0.0%
                  4,200 Genuine Parts Co.......... $     174,972
                  1,900 WW Grainger, Inc..........       142,937
                                                   -------------
                                                         317,909
                                                   -------------
                DIVERSIFIED FINANCIAL SERVICES -- 9.6%
                153,000 American Express Co.......     8,142,660
                  6,080 Ameriprise Financial, Inc.       271,594
                  2,900 Bear Stearns Cos., Inc....       406,232
                 47,641 Capital One Financial
                        Corp......................     4,070,923
                 25,500 Charles Schwab Corp.......       407,490
                  4,900 CIT Group, Inc............       256,221
                409,717 Citigroup, Inc............    19,764,748
                117,396 Countrywide Financial
                        Corp......................     4,470,440
                100,100 E*Trade Financial Corp.*..     2,284,282
                 23,824 Fannie Mae................     1,145,934
                  2,200 Federated Investors, Inc.
                        Class B...................        69,300
                  3,800 Franklin Resources, Inc...       329,878
                 69,952 Freddie Mac...............     3,987,964
                 70,823 Goldman Sachs Group,
                        Inc.......................    10,653,904
                  4,800 Janus Capital Group, Inc..        85,920
                 85,720 JPMorgan Chase & Co.......     3,600,240
                  3,300 Legg Mason, Inc...........       328,416
                 13,300 Lehman Brothers Holdings,
                        Inc.......................       866,495
                124,890 Merrill Lynch & Co., Inc..     8,687,348
                 60,931 Morgan Stanley............     3,851,449
                 10,300 SLM Corp..................       545,076
                 77,900 State Street Corp.........     4,525,211
                  6,600 T Rowe Price Group, Inc...       249,546
                                                   -------------
                                                      79,001,271
                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.3%
                  4,300 American Power Conversion
                        Corp......................        83,807

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                 25,362 Emerson Electric Co...... $   2,125,589
                  3,200 Molex, Inc...............       107,424
                                                  -------------
                                                      2,316,820
                                                  -------------
                 ELECTRONICS -- 0.2%
                 10,670 Agilent Technologies,
                        Inc.*....................       336,745
                  4,300 Applera Corp. -- Applied
                        Biosystems Group.........       139,105
                  3,000 Fisher Scientific
                        International*...........       219,150
                  1,500 Harman International
                        Industries, Inc..........       128,055
                  4,300 Jabil Circuit, Inc.......       110,080
                  2,900 Parker Hannifin Corp.....       225,040
                  3,000 PerkinElmer, Inc.........        62,700
                 13,900 Sanmina-SCI Corp.*.......        63,940
                 21,900 Solectron Corp.*.........        74,898
                  5,750 Symbol Technologies, Inc.        62,043
                  1,900 Tektronix, Inc...........        55,898
                  3,900 Thermo Electron Corp.*...       141,336
                                                  -------------
                                                      1,618,990
                                                  -------------
                 ENTERTAINMENT & LEISURE -- 0.3%
                  2,400 Brunswick Corp...........        79,800
                 10,700 Carnival Corp............       446,618
                  6,800 Harley-Davidson, Inc.....       373,252
                  4,400 Hasbro, Inc..............        79,684
                  8,368 International Game
                        Technology...............       317,482
                 10,000 Mattel, Inc..............       165,100
                  3,200 Sabre Holdings Corp......        70,400
                 21,700 Warner Music Group
                        Corp.....................       639,716
                                                  -------------
                                                      2,172,052
                                                  -------------
                 ENVIRONMENTAL SERVICES -- 0.1%
                  6,412 Allied Waste Industries,
                        Inc.*....................        72,841
                 13,598 Waste Management, Inc....       487,896
                                                  -------------
                                                        560,737
                                                  -------------

                Shares                                 Value
                ------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 4.3%
                114,491 Altria Group, Inc......... $   8,407,074
                 18,852 Anheuser-Busch Cos., Inc..       859,463
                 16,045 Archer-Daniels-Midland
                        Co........................       662,338
                  2,100 Brown-Forman Corp.
                        Class B...................       150,045
                  4,500 Campbell Soup Co..........       166,995
                 50,417 Coca-Cola Co..............     2,168,939
                  6,900 Coca-Cola Enterprises,
                        Inc.......................       140,553
                 12,690 ConAgra Foods, Inc........       280,576
                117,400 Constellation Brands,
                        Inc.*.....................     2,935,000
                  3,300 Dean Foods Co.*...........       122,727
                  8,671 General Mills, Inc........       447,944
                  4,500 Hershey Foods Corp........       247,815
                  8,400 HJ Heinz Co...............       346,248
                  6,273 Kellogg Co................       303,801
                 17,985 Kroger Co.................       393,152
                  3,300 McCormick & Co., Inc......       110,715
                  1,400 Molson Coors Brewing Co.
                        Class B...................        95,032
                 23,011 Monsanto Co...............     1,937,296
                  3,100 Pepsi Bottling Group, Inc.        99,665
                159,299 PepsiCo, Inc..............     9,564,312
                  2,000 Reynolds American, Inc....       230,600
                 11,000 Safeway, Inc..............       286,000
                 19,070 Sara Lee Corp.............       305,501
                  4,848 Supervalu, Inc............       148,823
                 79,500 Sysco Corp................     2,429,520
                  6,200 Tyson Foods, Inc..........        92,132
                  4,000 UST, Inc..................       180,760
                  3,400 Whole Foods Market, Inc...       219,776
                 46,712 WM Wrigley Jr. Co.........     2,118,856
                                                   -------------
                                                      35,451,658
                                                   -------------
                FOREST PRODUCTS & PAPER -- 0.5%
                 46,000 Bowater, Inc..............     1,046,500
                 12,194 International Paper Co....       393,866

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                 2,500 Louisiana-Pacific Corp..... $      54,750
                 4,652 MeadWestvaco Corp..........       129,931
                 4,500 Plum Creek Timber Co.,
                       Inc........................       159,750
                 2,600 Temple-Inland, Inc.........       111,462
                38,400 Weyerhaeuser Co............     2,390,400
                                                   -------------
                                                       4,286,659
                                                   -------------
               HEALTH CARE -- 5.2%
                40,150 Aetna, Inc.................     1,603,189
                 1,400 Bausch & Lomb, Inc.........        68,656
                16,097 Baxter International, Inc..       591,726
                 6,127 Becton Dickinson & Co......       374,544
                 6,300 Biomet, Inc................       197,127
               119,640 Boston Scientific Corp.*...     2,014,738
                 3,900 Coventry Health Care,
                       Inc.*......................       214,266
                 2,600 CR Bard, Inc...............       190,476
                10,100 HCA, Inc...................       435,815
                 5,900 Health Management
                       Associates, Inc............       116,289
                 4,100 Humana, Inc.*..............       220,170
               201,152 Johnson & Johnson..........    12,053,028
                 2,900 Laboratory Corp. of America
                       Holdings*..................       180,467
                 2,000 Manor Care, Inc............        93,840
                65,290 Medtronic, Inc.............     3,063,407
                 3,500 Patterson Cos., Inc.*......       122,255
                 4,096 Quest Diagnostics..........       245,432
                56,600 St Jude Medical, Inc.*.....     1,834,972
                86,893 Stryker Corp...............     3,659,064
                11,000 Tenet Healthcare Corp.*....        76,780
               186,516 UnitedHealth Group, Inc....     8,352,186
                90,900 WellPoint, Inc.*...........     6,614,793
                 6,151 Zimmer Holdings, Inc.*.....       348,885
                                                   -------------
                                                      42,672,105
                                                   -------------

                Shares                                Value
                -----------------------------------------------
                HOTELS & RESTAURANTS -- 1.5%
                  2,950 Darden Restaurants, Inc.. $     116,230
                  4,600 Harrah's Entertainment,
                        Inc......................       327,428
                157,500 Hilton Hotels Corp.......     4,454,100
                  7,800 Marriott International,
                        Inc......................       297,336
                 99,300 McDonald's Corp..........     3,336,480
                 18,600 Starbucks Corp.*.........       702,336
                  5,200 Starwood Hotels & Resorts
                        Worldwide, Inc...........       313,768
                  2,800 Wendy's International,
                        Inc......................       163,212
                 56,747 Yum! Brands, Inc.........     2,852,672
                                                  -------------
                                                     12,563,562
                                                  -------------
                HOUSEHOLD PRODUCTS -- 0.4%
                  2,700 Avery Dennison Corp......       156,762
                 37,400 Clorox Co................     2,280,278
                  3,600 Fortune Brands, Inc......       255,636
                  4,700 Leggett & Platt, Inc.....       117,406
                  6,700 Newell Rubbermaid, Inc...       173,061
                  1,951 Whirlpool Corp...........       161,250
                                                  -------------
                                                      3,144,393
                                                  -------------
                INDUSTRIAL MACHINERY -- 0.3%
                  2,000 Black & Decker Corp......       168,920
                 16,346 Caterpillar, Inc.........     1,217,450
                  1,100 Cummins, Inc.............       134,475
                  5,900 Deere & Co...............       492,591
                  4,400 Rockwell Automation,
                        Inc......................       316,844
                  1,400 Snap-On, Inc.............        56,588
                  1,600 Stanley Works............        75,552
                                                  -------------
                                                      2,462,420
                                                  -------------
                INSURANCE -- 3.8%
                  7,973 ACE Ltd..................       403,354
                 12,165 Aflac, Inc...............       563,848

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                   100 Alleghany Corp.*........... $      27,603
                15,800 Allstate Corp..............       864,734
                 2,700 AMBAC Financial Group,
                       Inc........................       218,970
               183,190 American International
                       Group, Inc.................    10,817,369
                 7,800 AON Corp...................       271,596
                10,338 Chubb Corp.................       515,866
                 3,000 Cigna Corp.................       295,530
                 4,463 Cincinnati Financial
                       Corp.......................       209,806
                54,400 Conseco, Inc.*.............     1,256,640
                 9,300 Genworth Financial, Inc....       324,012
                 7,461 Hartford Financial Services
                       Group, Inc.................       631,201
                 7,085 Lincoln National Corp......       399,877
                 9,900 Loews Corp.................       350,955
                13,600 Marsh & McLennan Cos.,
                       Inc........................       365,704
                93,968 MBIA, Inc..................     5,501,826
                18,600 MetLife, Inc.(b)...........       952,506
                 2,300 MGIC Investment Corp.......       149,500
                 6,977 Principal Financial Group..       388,270
                19,500 Progressive Corp...........       501,345
                12,172 Prudential Financial, Inc..       945,764
                 3,000 Safeco Corp................       169,050
                62,177 St. Paul Travelers Cos.,
                       Inc........................     2,771,851
                 2,500 Torchmark Corp.............       151,800
               103,255 UnumProvident Corp.........     1,872,013
                 4,300 XL Capital Ltd.............       263,590
                                                   -------------
                                                      31,184,580
                                                   -------------
               INTERNET SERVICES & APPLICATIONS -- 3.1%
                 7,600 Amazon.Com, Inc.*..........       293,968
               164,912 eBay, Inc.*................     4,830,272
                31,856 Google, Inc.*..............    13,358,177
                 2,900 Monster Worldwide, Inc.*...       123,714

                Shares                                Value
                -----------------------------------------------
                 25,668 Symantec Corp.*.......... $     398,881
                  6,100 VeriSign, Inc.*..........       141,337
                193,951 Yahoo!, Inc.*............     6,400,383
                                                  -------------
                                                     25,546,732
                                                  -------------
                MANUFACTURING -- 3.2%
                 18,684 3M Co....................     1,509,107
                  2,200 Cooper Industries Ltd....       204,424
                  5,800 Danaher Corp.............       373,056
                  5,000 Dover Corp...............       247,150
                  7,100 Eastman Kodak Co.........       168,838
                  3,600 Eaton Corp...............       271,440
                532,200 General Electric Co......    17,541,312
                 56,300 Honeywell International,
                        Inc......................     2,268,890
                 10,200 Illinois Tool Works, Inc.       484,500
                 33,700 Ingersoll-Rand Co........     1,441,686
                  4,600 ITT Industries, Inc......       227,700
                  3,000 Pall Corp................        84,000
                  3,300 Textron, Inc.............       304,194
                 50,367 Tyco International Ltd...     1,385,092
                                                  -------------
                                                     26,511,389
                                                  -------------
                METALS & MINING -- 0.8%
                123,107 Alcoa, Inc...............     3,983,742
                  2,200 Allegheny Technologies,
                        Inc......................       152,328
                  4,500 Consol Energy, Inc.......       210,240
                  4,600 Freeport-McMoRan Copper
                        & Gold, Inc. Class B.....       254,886
                 10,900 Newmont Mining Corp......       576,937
                  7,800 Nucor Corp...............       423,150
                  5,000 Phelps Dodge Corp........       410,800
                  2,700 United States Steel Corp.       189,324
                                                  -------------
                                                      6,201,407
                                                  -------------
                MULTIMEDIA -- 2.7%
                 93,403 CBS Corp. Class B........     2,526,551

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 64,300 Clear Channel
                        Communications, Inc...... $   1,990,085
                 52,323 Comcast Corp.*...........     1,713,055
                 65,900 Comcast Corp. Special
                        Class A*.................     2,160,202
                  1,700 Dow Jones & Co., Inc.....        59,517
                  2,100 EW Scripps Co............        90,594
                  5,700 Gannett Co., Inc.........       318,801
                  8,900 McGraw-Hill Cos., Inc....       447,047
                  1,000 Meredith Corp............        49,540
                  3,400 New York Times Co.
                        Class A..................        83,436
                 58,900 News Corp................     1,129,702
                105,782 Time Warner, Inc.........     1,830,029
                  6,520 Tribune Co...............       211,444
                  5,600 Univision Communications,
                        Inc.*....................       187,600
                121,203 Viacom, Inc. Class A*....     4,343,915
                168,500 Walt Disney Co...........     5,055,000
                                                  -------------
                                                     22,196,518
                                                  -------------
                OIL & GAS -- 9.8%
                 11,074 Anadarko Petroleum
                        Corp.....................       528,119
                  8,180 Apache Corp..............       558,285
                  8,464 Baker Hughes, Inc........       692,778
                  8,100 BJ Services Co...........       301,806
                  9,700 Chesapeake Energy Corp...       293,425
                195,659 ChevronTexaco Corp.......    12,142,598
                171,400 ConocoPhillips...........    11,231,842
                 11,000 Devon Energy Corp........       664,510
                  7,900 Dynegy, Inc.*............        43,213
                 17,521 El Paso Corp.............       262,815
                 31,300 ENSCO International,
                        Inc......................     1,440,426
                  6,000 EOG Resources, Inc.......       416,040
                328,170 Exxon Mobil Corp.........    20,133,229
                 45,400 Halliburton Co...........     3,369,134

                Shares                                 Value
                ------------------------------------------------
                  5,700 Hess Corp................. $     301,245
                  5,682 Kerr-McGee Corp...........       394,047
                  2,627 Kinder Morgan, Inc........       262,411
                  9,054 Marathon Oil Corp.........       754,198
                  4,200 Murphy Oil Corp...........       234,612
                  7,800 Nabors Industries Ltd.*...       263,562
                  4,100 National-Oilwell Varco,
                        Inc.*.....................       259,612
                  3,400 Noble Corp................       253,028
                 13,200 Noble Energy, Inc.........       618,552
                 95,356 Occidental Petroleum
                        Corp......................     9,778,758
                 58,400 Pride International, Inc.*     1,823,832
                  2,600 Rowan Cos., Inc...........        92,534
                 96,200 Schlumberger Ltd..........     6,263,582
                  3,100 Sunoco, Inc...............       214,799
                  7,900 Transocean, Inc.*.........       634,528
                 15,100 Valero Energy Corp........     1,004,452
                 56,000 Weatherford International
                        Ltd.*.....................     2,778,720
                 91,600 Williams Cos., Inc........     2,139,776
                  9,033 XTO Energy, Inc...........       399,891
                                                   -------------
                                                      80,550,359
                                                   -------------
                PHARMACEUTICALS -- 5.2%
                137,565 Abbott Laboratories.......     5,999,210
                  3,648 Allergan, Inc.............       391,285
                  4,932 AmerisourceBergen Corp....       206,749
                  2,700 Barr Pharmaceuticals,
                        Inc.*.....................       128,763
                133,358 Bristol-Myers Squibb Co...     3,448,638
                 10,372 Cardinal Health, Inc......       667,231
                 10,954 Caremark Rx, Inc..........       546,276
                106,446 Eli Lilly & Co............     5,883,270
                  3,600 Express Scripts, Inc.*....       258,264
                  7,700 Forest Laboratories, Inc.*       297,913
                 91,000 Gilead Sciences, Inc.*....     5,383,560

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                  3,935 Hospira, Inc.*............ $     168,969
                  6,366 King Pharmaceuticals,
                        Inc.*.....................       108,222
                  7,298 Medco Health Solutions,
                        Inc.*.....................       418,029
                129,894 Merck & Co., Inc..........     4,732,038
                  4,900 Mylan Laboratories, Inc...        98,000
                180,874 Pfizer, Inc...............     4,245,113
                219,024 Schering-Plough Corp......     4,168,027
                  2,800 Watson Pharmaceuticals,
                        Inc.*.....................        65,184
                125,464 Wyeth.....................     5,571,856
                                                   -------------
                                                      42,786,597
                                                   -------------
                REAL ESTATE -- 1.3%
                  2,200 Apartment Investment &
                        Management Co. REIT.......        95,590
                  5,200 Archstone-Smith Trust
                        REIT......................       264,524
                  2,300 Boston Properties, Inc.
                        REIT......................       207,920
                  9,200 Equity Office Properties
                        Trust REIT................       335,892
                  6,998 Equity Residential REIT...       313,020
                 96,730 General Growth Properties,
                        Inc. REIT.................     4,358,654
                104,900 Kimco Realty Corp. REIT...     3,827,801
                  6,100 ProLogis REIT.............       317,932
                  2,000 Public Storage, Inc. REIT.       151,800
                  4,571 Simon Property Group, Inc.
                        REIT......................       379,119
                  2,900 Vornado Realty Trust
                        REIT......................       282,895
                                                   -------------
                                                      10,535,147
                                                   -------------
                RETAIL -- 5.0%
                  4,057 AutoNation, Inc.*.........        86,982
                  1,300 Autozone, Inc.*...........       114,660
                  6,600 Bed Bath & Beyond, Inc.*..       218,922

                Shares                                 Value
                ------------------------------------------------
                 10,050 Best Buy Co., Inc......... $     551,142
                  2,700 Big Lots, Inc.*...........        46,116
                  3,500 Circuit City Stores, Inc..        95,270
                 38,521 Costco Wholesale Corp.....     2,200,705
                154,200 CVS Corp..................     4,733,940
                  1,200 Dillard's, Inc............        38,220
                  7,650 Dollar General Corp.......       106,947
                  4,200 Family Dollar Stores, Inc.       102,606
                 13,546 Federated Department
                        Stores, Inc...............       495,784
                 48,268 Gap, Inc..................       839,863
                137,112 Home Depot, Inc...........     4,907,238
                  5,800 JC Penney Co., Inc........       391,558
                  8,600 Kohl's Corp.*.............       508,432
                  8,772 Limited Brands, Inc.......       224,475
                100,100 Lowe's Cos., Inc..........     6,073,067
                 82,300 Michaels Stores, Inc......     3,394,052
                  5,100 Nordstrom, Inc............       186,150
                  7,000 Office Depot, Inc.*.......       266,000
                  2,000 OfficeMax, Inc............        81,500
                  3,600 RadioShack Corp...........        50,400
                  2,428 Sears Holdings Corp.*.....       375,952
                 18,150 Staples, Inc..............       441,408
                 27,300 Talbots, Inc..............       503,685
                 98,625 Target Corp...............     4,819,804
                  3,382 Tiffany & Co..............       111,674
                 11,600 TJX Cos., Inc.............       265,176
                169,665 Wal-Mart Stores, Inc......     8,172,763
                 24,700 Walgreen Co...............     1,107,548
                                                   -------------
                                                      41,512,039
                                                   -------------
                SAVINGS & LOAN -- 0.8%
                 70,722 Golden West Financial
                        Corp......................     5,247,572
                 32,025 Sovereign Bancorp, Inc....       650,428
                 23,759 Washington Mutual, Inc....     1,082,935
                                                   -------------
                                                       6,980,935
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                SEMICONDUCTORS -- 2.7%
                 90,183 Advanced Micro Devices,
                        Inc.*..................... $   2,202,269
                  9,100 Altera Corp.*.............       159,705
                  9,000 Analog Devices, Inc.......       289,260
                 39,161 Applied Materials, Inc....       637,541
                 11,450 Broadcom Corp.*...........       344,073
                  9,907 Freescale Semiconductor,
                        Inc. Class B*.............       291,266
                274,235 Intel Corp................     5,196,753
                 58,200 Kla-Tencor Corp...........     2,419,374
                  7,200 Linear Technology Corp....       241,128
                 10,000 LSI Logic Corp.*..........        89,500
                  8,000 Maxim Integrated Products,
                        Inc.......................       256,880
                 18,200 Micron Technology, Inc.*..       274,092
                  8,300 National Semiconductor
                        Corp......................       197,955
                  3,500 Novellus Systems, Inc.*...        86,450
                  8,900 Nvidia Corp.*.............       189,481
                  5,700 PMC -- Sierra, Inc.*......        53,580
                  4,000 QLogic Corp.*.............        68,960
                  4,718 Teradyne, Inc.*...........        65,722
                288,508 Texas Instruments, Inc....     8,738,907
                  8,400 Xilinx, Inc...............       190,260
                                                   -------------
                                                      21,993,156
                                                   -------------
                SOFTWARE -- 3.3%
                 14,800 Adobe Systems, Inc.*......       449,328
                  5,600 Autodesk, Inc.*...........       192,976
                 14,100 Automatic Data Processing,
                        Inc.......................       639,435
                  5,300 BMC Software, Inc.*.......       126,670
                 11,452 CA, Inc...................       235,339
                  4,600 Citrix Systems, Inc.*.....       184,644
                 10,200 Compuware Corp.*..........        68,340
                 92,500 Electronic Arts, Inc.*....     3,981,200

                 Shares                              Value
                 ---------------------------------------------
                 109,078 First Data Corp........ $   4,912,873
                   4,600 Fiserv, Inc.*..........       208,656
                   4,523 IMS Health, Inc........       121,442
                   4,500 Intuit, Inc.*..........       271,755
                 598,720 Microsoft Corp.........    13,950,176
                  10,300 Novell, Inc.*..........        68,289
                  96,255 Oracle Corp.*..........     1,394,735
                   2,680 Parametric Technology
                         Corp.*.................        34,063
                                                 -------------
                                                    26,839,921
                                                 -------------
                 TELECOMMUNICATIONS -- 5.9%
                   3,085 ADC Telecommunications,
                         Inc.*..................        52,013
                   9,600 Alltel Corp............       612,768
                   3,500 Andrew Corp.*..........        31,010
                 236,024 AT&T, Inc..............     6,582,709
                  11,141 Avaya, Inc.*...........       127,230
                  96,568 BellSouth Corp.........     3,495,762
                   3,000 CenturyTel, Inc........       111,450
                  13,700 Ciena Corp.*...........        65,897
                 424,519 Cisco Systems, Inc.*...     8,290,856
                 104,600 Citizens Communications
                         Co.....................     1,365,030
                   4,800 Comverse Technology,
                         Inc.*..................        94,896
                 258,200 Corning, Inc.*.........     6,245,858
                  10,602 Embarq Corp.*..........       434,576
                  37,800 JDS Uniphase Corp.*....        95,634
                  13,700 Juniper Networks, Inc.*       219,063
                 111,368 Lucent Technologies,
                         Inc.*..................       269,511
                 221,200 Motorola, Inc..........     4,457,180
                 218,053 Qualcomm, Inc..........     8,737,384
                  38,958 Qwest Communications
                         International*.........       315,170
                 209,366 Sprint Nextel Corp.....     4,185,226

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                11,100 Tellabs, Inc.*............. $     147,741
                71,770 Verizon Communications,
                       Inc........................     2,403,577
                                                   -------------
                                                      48,340,541
                                                   -------------
               TRANSPORTATION -- 1.8%
                 9,012 Burlington Northern Santa
                       Fe Corp....................       714,201
                36,000 Canadian National Railway
                       Co.........................     1,575,000
                32,000 Con-way, Inc...............     1,853,760
                 5,300 CSX Corp...................       373,332
                43,400 FedEx Corp.................     5,071,724
                10,000 Norfolk Southern Corp......       532,200
                 1,600 Ryder System, Inc..........        93,488
                 6,500 Union Pacific Corp.........       604,240
                46,087 United Parcel Service, Inc.
                       Class B....................     3,794,343
                                                   -------------
                                                      14,612,288
                                                   -------------
               UTILITIES-ELECTRIC -- 2.9%
                16,400 AES Corp.*.................       302,580
                 4,000 Allegheny Energy, Inc.*....       148,280
                 5,000 Ameren Corp................       252,500
                 9,800 American Electric Power
                       Co., Inc...................       335,650
                 7,200 Centerpoint Energy, Inc....        90,000
                 5,800 CMS Energy Corp.*..........        75,052
                 6,000 Consolidated Edison, Inc...       266,640
                 4,300 Constellation Energy Group,
                       Inc........................       234,436
                32,600 Dominion Resources, Inc....     2,438,154
                 4,363 DTE Energy Co..............       177,749
                30,554 Duke Energy Corp...........       897,371
                 8,000 Edison International.......       312,000
                 5,100 Entergy Corp...............       360,825
               132,174 Exelon Corp................     7,511,448
                 8,193 FirstEnergy Corp...........       444,142

                Shares                                Value
                -----------------------------------------------
                 62,500 FPL Group, Inc........... $   2,586,250
                  6,884 NiSource, Inc............       150,347
                 40,700 Northeast Utilities......       841,269
                 42,400 PG&E Corp................     1,665,472
                  2,400 Pinnacle West Capital
                        Corp.....................        95,784
                  9,310 PPL Corp.................       300,713
                  6,119 Progress Energy, Inc.....       262,322
                  6,100 Public Service Enterprise
                        Group, Inc...............       403,332
                 18,400 Southern Co..............       589,720
                  4,800 TECO Energy, Inc.........        71,712
                 41,832 TXU Corp.................     2,501,135
                 10,260 Xcel Energy, Inc.........       196,787
                                                  -------------
                                                     23,511,670
                                                  -------------
                UTILITIES-GAS -- 0.2%
                  4,200 KeySpan Corp.............       169,680
                  1,000 Nicor, Inc...............        41,500
                    900 Peoples Energy Corp......        32,319
                  6,300 Sempra Energy............       286,524
                 59,000 UGI Corp.................     1,452,580
                                                  -------------
                                                      1,982,603
                                                  -------------
                Total Common Stocks
                 (Cost $709,517,126).............   792,832,193
                                                  -------------
                DEPOSITARY RECEIPTS -- 1.2%
                INSURANCE -- 0.3%
                 69,000 ING Groep N.V. ADR.......     2,713,080
                                                  -------------
                TELECOMMUNICATIONS -- 0.9%
                310,600 Deutsche Telekom AG
                        ADR......................     4,982,024
                130,500 Nokia OYJ ADR............     2,643,930
                                                  -------------
                                                      7,625,954
                                                  -------------
                Total Depositary Receipts
                 (Cost $10,648,608)                  10,339,034
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              SHORT-TERM INVESTMENTS -- 2.0%
              GOVERNMENT & AGENCY SECURITIES -- 0.0%
              $   323,000 United States Treasury Bill
                          1.273%, 09/07/06........... $    320,176
                                                      ------------
              MUTUAL FUND -- 2.0%
               16,251,154 Goldman Sachs Prime
                          Obligations
                          Fund 5.099%(a).............   16,251,154
                                                      ------------
              Total Short-Term Investments
               (Cost $16,571,286)....................   16,571,330
                                                      ------------
              Total Investments -- 99.5%
               (Cost $736,737,020)...................  819,742,556
                                                      ------------
              Assets in excess of other
               liabilities -- 0.5%...................    3,835,791
                                                      ------------
              Total Net Assets -- 100.0%............. $823,578,347
                                                      ============

Footnotes to the Portfolio of Investments:

           *   --  Non-income producing security
           (a) -- Rate quoted represents the seven day yield of the Fund.
           (b) -- Affiliated Issuer. See table below for more information.

Security Abbreviations:
ADR--AmericanDepositary Receipt
REIT--RealEstate Investment Trust

Futures Contracts:

  Number of               Underlying   Expiration  Notional   Notional   Unrealized
  Contracts   Face Value  Securities      Date       Cost      Value    Appreciation
------------- ---------- ------------- ---------- ---------- ---------- ------------
Long Position
-------------
     20         5,000    S&P 500 Index  Sep-2006  $6,307,823 $6,397,000   $89,177
     38         1,900    S&P 500 Index  Sep-2006   2,430,151  2,430,860       709
                                                                          -------
                                                                          $89,886
                                                                          =======

Affiliated Issuer:

               Number of   Shares Purchased     Shares Sold      Number of
  Security    Shares held For the six months For the six months Shares held Realized Gain
 Description  at 12/31/05   ended 06/30/06     ended 06/30/06   at 06/30/06 on shares sold
------------- ----------- ------------------ ------------------ ----------- --------------
MetLife, Inc.   19,100          1,400              1,900          18,600       $25,414

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited)


              Principal
              Amount                                     Value
              ----------------------------------------------------
              CORPORATE BONDS and NOTES -- 34.7%
              AEROSPACE & DEFENSE -- 0.2%
              $   200,000 Boeing Co.
                          6.125%, 02/15/33.......... $     201,164
                   50,000 General Dynamics Corp.
                          3.000%, 05/15/08..........        47,698
                   50,000 4.250%, 05/15/13..........        45,696
                   25,000 4.500%, 08/15/10..........        23,993
                   25,000 5.375%, 08/15/15..........        24,272
                  555,000 Goodrich Corp.
                          6.290%, 07/01/16(a).......       551,718
                   25,000 7.625%, 12/15/12..........        27,325
                   50,000 Lockheed Martin Corp.
                          7.200%, 05/01/36..........        55,726
                  230,000 Northrop Grumman Corp.
                          4.079%, 11/16/06..........       228,687
                  150,000 7.750%, 02/15/31..........       175,250
                  100,000 Raytheon Co.
                          4.850%, 01/15/11..........        96,296
                   80,000 5.375%, 04/01/13..........        77,671
                   10,000 5.500%, 11/15/12..........         9,796
                    4,000 6.000%, 12/15/10..........         4,028
                   50,000 6.400%, 12/15/18..........        51,060
                  200,000 6.750%, 08/15/07..........       201,942
                  150,000 United Technologies Corp.
                          4.375%, 05/01/10..........       143,616
                  120,000 5.400%, 05/01/35..........       107,760
                   50,000 7.500%, 09/15/29..........        57,933
                                                     -------------
                                                         2,131,631
                                                     -------------
              AIRLINES -- 0.2%
                  316,947 American Airlines, Inc.
                          3.857%, 07/09/10..........       299,515
                  441,587 Continental Airlines, Inc.
                          6.545%, 02/02/19..........       437,333
                1,235,859 6.648%, 09/15/17..........     1,228,877

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $    50,000 Southwest Airlines Co.
                          5.125%, 03/01/17.......... $      45,019
                                                     -------------
                                                         2,010,744
                                                     -------------
              APPAREL & TEXTILES - 0.0%
                   25,000 Jones Apparel Group, Inc.
                          4.250%, 11/15/09..........        23,283
                   25,000 5.125%, 11/15/14..........        21,304
                   25,000 6.125%, 11/15/34..........        19,771
                  100,000 Mohawk Industries, Inc.
                          5.750%, 01/15/11..........        98,207
                                                     -------------
                                                           162,565
                                                     -------------
              ASSET BACKED & MORTGAGE BACKED
               OBLIGATIONS -- 10.9%
                  131,904 AAA Trust 2005-2 A1
                          5.423%, 11/26/35(a),(b)...       132,014
                2,150,000 AESOP Funding II LLC
                          3.720%, 07/20/09(a).......     2,077,218
                   25,796 AFC Home Equity Loan
                          Trust 5.623%, 06/25/30(b).        25,868
                3,000,000 AmeriCredit Automobile
                          Receivables Trust
                          2.870%, 02/07/11..........     2,929,595
                  200,000 3.430%, 07/06/11..........       192,693
                   29,911 Amortizing Residential
                          Collateral Trust
                          5.603%, 01/01/32(b).......        29,892
                2,700,000 ARG Funding Corp.
                          2005-1A A3
                          4.290%, 04/20/11(a).......     2,575,903
                  225,000 Banc of America Commercial
                          Mortgage, Inc.
                          4.933%, 07/10/45..........       210,048
                  300,000 Banc of America Commercial
                          Mortgage, Inc. 2002-2 A2
                          4.772%, 07/11/43..........       292,617

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   500,000 Banc of America Commercial
                          Mortgage, Inc. 2003-2 A4
                          5.061%, 03/11/41.......... $     476,288
                2,100,000 Banc of America Commercial
                          Mortgage, Inc. 2005-3 A4
                          4.668%, 07/10/43..........     1,926,794
                  210,000 Banc of America Commercial
                          Mortgage, Inc. 2005-5 A4
                          5.115%, 10/10/45..........       198,542
                1,205,000 Banc of America Commercial
                          Mortgage, Inc. 2006-A 2A1
                          5.182%, 09/10/47(b).......     1,151,415
                2,048,095 Banc of America Mortgage
                          Securities, Inc.
                          Ser 2006 A Cl 2a1
                          5.442%, 02/25/36(b).......     2,015,231
                1,177,441 Bay View Auto Trust
                          3.440%, 04/25/12..........     1,146,121
                1,100,000 Bear Stearns Adjustable
                          Rate Mortgage Trust
                          3.513%, 06/25/34(b).......     1,045,623
                  485,905 Bear Stearns Asset Backed
                          Securities, Inc.
                          5.773%, 10/27/32(b).......       488,539
                1,478,500 Bear Stearns Commercial
                          Mortgage Securities
                          1999-WF2 A2
                          7.080%, 07/15/31(b).......     1,528,358
                  500,000 Bear Stearns Commercial
                          Mortgage Securities
                          2002-TOP6 A2
                          6.460%, 10/15/36..........       514,975
                  500,000 Bear Stearns Commercial
                          Mortgage Securities
                          2004-T14 A3
                          4.800%, 01/12/41..........       479,323
                  500,000 Bear Stearns Commercial
                          Mortgage Securities
                          2005-PW10 A4
                          5.405%, 12/11/40..........       483,058

              Principal
              Amount                                     Value
              -------------------------------------------------------
              $ 2,150,000 Bear Stearns Commercial
                          Mortgage Securities
                          2005-PWR A4A
                          4.871%, 09/11/42(b)....... $   1,998,699
                  500,000 Bear Stearns Commercial
                          Mortgage Securities
                          2005-PWR7 AAB
                          4.980%, 02/11/41..........       478,365
                1,466,857 Bear Stearns Commercial
                          Mortgage Securities
                          2005-T20 A2
                          5.127%, 10/12/42(b).......     1,432,319
                1,000,000 Bear Stearns Commercial
                          Mortgage Securities
                          2005-T20 A4A
                          5.156%, 10/12/42(b).......       954,460
                  100,000 Capital One Multi Asset
                          Execution Trust
                          2.950%, 08/17/09..........        99,306
                  425,523 Centex Home Equity
                          3.235%, 02/25/32..........       410,212
                   98,941 Chase Commercial Mortgage
                          Securities Corp.
                          6.600%, 12/19/29..........        99,619
                  831,011 CIGNA CBO 1996-1 Ltd.
                          6.460%, 11/15/08(a).......       828,194
                          Citibank Credit Card
                          Issuance Trust
                  100,000 2.900%, 05/17/10..........        95,313
                  500,000 4.900%, 12/12/16..........       472,253
                  180,000 4.950%, 02/09/09..........       179,343
                  150,000 Comed Transitional Funding
                          Trust
                          5.740%, 12/25/10..........       150,273
                  702,449 Commercial Mortgage
                          Acceptance Corp.
                          6.735%, 12/15/30..........       708,545
                  631,148 Commercial Mortgage Lease
                          Backed Certificates
                          6.746%, 06/20/31(a).......       653,852

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $     3,586 Conseco Finance
                          7.249%, 07/15/29(b)....... $       3,588
                2,090,482 Countrywide Alternative
                          Loan Trust
                          5.673%, 09/25/35(b).......     2,102,523
                   57,315 Countrywide Asset-Backed
                          Certificates 2002-BC1 A
                          5.983%, 04/25/32(b).......        57,329
                  100,000 Countrywide Asset-Backed
                          Certificates 2005-11 AF3
                          4.778%, 02/25/36..........        97,343
                  100,000 Countrywide Asset-Backed
                          Certificates 2005-7 AF4
                          4.867%, 11/25/35..........        95,663
                1,829,751 Countrywide Home Loans,
                          Inc. 2005-3 1A2
                          5.613%, 04/25/35(b).......     1,835,037
                1,970,905 Countrywide Home Loans,
                          Inc. 2006-HYB1 1A1
                          5.408%, 03/20/36(b).......     1,940,695
                          Credit Suisse Mortgage
                          Capital Certificates
                2,275,000 5.512%, 02/15/39..........     2,252,124
                3,000,000 5.557%, 02/15/39(b).......     2,927,224
                  891,798 Crimmi Mae Commercial
                          Mortgage Trust
                          7.000%, 06/02/33(a).......       896,159
                  641,558 Crusade Global Trust
                          5.268%, 01/17/34(b).......       642,524
                          CS First Boston Mortgage
                          Securities Corp.
                  500,000 4.609%, 02/15/38..........       482,045
                  150,000 5.100%, 08/15/38..........       146,283
                  550,000 5.230%, 12/15/40..........       522,432
                3,000,000 7.545%, 04/15/62..........     3,163,185
                1,615,000 DaimlerChrysler Auto Trust
                          2006 B A4
                          5.380%, 03/08/11..........     1,607,493
                2,375,000 E-Trade RV and Marine
                          Trust 3.620%, 10/08/18....     2,242,031

             Principal
             Amount                                      Value
             --------------------------------------------------------
             $    86,652 EMC Mortgage Loan Trust
                         5.793%, 05/25/39(a),(b).... $      87,104
                 217,734 EQCC Trust
                         5.623%, 11/25/31(b)........       217,881
               1,267,091 First Union-Lehman
                         Brothers-Bank of America
                         6.560%, 11/18/35...........     1,280,629
                 750,000 Ford Credit Auto Owner
                         Trust 2005-B A4
                         4.380%, 01/15/10...........       734,026
                 740,575 Franklin Auto Trust
                         3.570%, 03/16/09...........       734,992
                         GE Capital Commercial
                         Mortgage Corp.
                 468,470 5.082%, 11/10/45(b)........       462,093
               2,200,000 5.533%, 11/10/45(b)........     2,123,276
                 500,000 5.994%, 12/10/35...........       504,111
                 350,000 6.531%, 05/15/33...........       359,869
                         GMAC Commercial
                         Mortgage Securities, Inc.
               1,000,000 4.865%, 09/25/34...........       969,688
                  70,000 5.389%, 10/15/38...........        69,425
               1,369,575 6.700%,
                         05/15/30 -- 04/15/34.......     1,396,261
                 110,019 Green Tree Financial Corp.
                         8.100%, 07/15/26...........        16,489
                         Greenwich Capital
                         Commercial Funding Corp.
                 200,000 4.948%, 01/11/35...........       191,384
                 250,000 5.426%, 06/10/36...........       241,325
                 750,000 Hertz Vehicle Financing LLC
                         2.380%, 05/25/08(a)........       734,452
                 367,688 Honda Auto Receivables
                         2003-4 A4
                         2.790%, 03/16/09...........       361,128
                 262,245 Indy Mac Home Equity Loan
                         Asset-Backed Trust
                         5.583%, 03/25/31(b)........       264,315

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $   630,004 Indy Mac Index Mortgage
                          Loan Trust
                          5.099%, 09/25/35......... $     596,341
                2,500,000 JP Morgan Chase & Co.
                          4.625%, 03/15/46.........     2,414,410
                          JP Morgan Chase
                          Commercial Mortgage
                          Securities Corp.
                  150,000 4.895%, 09/12/37.........       139,677
                1,100,000 4.918%, 10/15/42.........     1,024,626
                  500,000 5.294%, 01/12/43(b)......       480,840
                2,000,000 5.481%, 12/12/44.........     1,938,785
                  250,000 5.374%, 06/12/41(b)......       242,886
                2,080,780 JP Morgan Mortgage Trust
                          5.862%, 06/25/36(b)......     2,072,912
                          LB-UBS Commercial
                          Mortgage Trust
                  263,634 0.967%, 06/15/36(a),(b)..        10,509
                  250,000 5.020%, 08/15/29.........       236,418
                  590,000 MBNA Master Credit Card
                          Trust 2000-L A
                          6.500%, 04/15/10.........       598,018
                1,650,000 Merrill Auto Trust
                          Securitization 2005 1 A3
                          4.100%, 08/25/09.........     1,623,206
                2,066,761 Merrill Lynch Mortgage
                          Investors, Inc. 2006-2 2a
                          5.506%, 05/25/36(b)......     2,045,015
                  400,000 Merrill Lynch Mortgage
                          Trust 2003-KEY1 A4
                          5.236%, 11/12/35.........       384,778
                2,100,000 Merrill Lynch Mortgage
                          Trust 2005-CIP1 A4
                          5.047%, 07/12/38.........     1,977,312
                  500,000 Merrill Lynch Mortgage
                          Trust 2005-CKI1 A6
                          5.244%, 11/12/37(b)......       479,645
                  331,572 Mesa Trust Asset Backed
                          Certificates
                          5.723%, 12/25/31(a),(b)..       333,101

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $ 1,771,959 Morgan Stanley Capital I,
                          Inc. 2004-IQ7 A1
                          4.030%, 06/15/38.......... $   1,720,554
                          Morgan Stanley Capital I,
                          Inc. 2005-HQ6 A4A
                  930,000 4.946%, 08/13/42..........       872,927
                  250,000 4.989%, 08/13/42..........       234,658
                1,500,000 Morgan Stanley Capital I,
                          Inc. 2005-IQ9 A5
                          4.700%, 07/15/56..........     1,384,071
                  150,000 Morgan Stanley Capital I,
                          Inc. 2005-T19 AAB
                          4.852%, 06/12/47..........       142,304
                  238,511 Morgan Stanley Dean Witter
                          Capital Corp. Heloc Trust
                          2005-1 A
                          5.513%, 07/25/17(b).......       238,659
                          Morgan Stanley Dean Witter
                          Capital I
                  150,000 4.050%, 01/13/41..........       142,173
                   50,663 5.160%, 12/15/35..........        50,417
                3,000,000 7.200%, 10/15/33..........     3,138,576
                  593,688 Nationslink Funding Corp.
                          6.867%, 01/22/26..........       611,399
                1,855,000 Navistar Financial Corp.
                          Owner Trust
                          3.530%, 10/15/12..........     1,774,345
                          Nomura Asset Securities
                          Corp.
                2,220,000 6.590%, 03/15/30..........     2,250,422
                  525,000 6.690%, 03/15/30..........       547,192
                4,905,372 Oakwood Mortgage
                          Investors, Inc.
                          6.000%, 05/15/08-08/15/10.       563,201
                1,500,000 Onyx Acceptance Grantor
                          Trust 2.940%, 12/15/10....     1,472,836
                  350,000 PNC Mortgage Acceptance
                          Corp. 6.360%, 03/12/34....       358,117

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $   593,400 Provident Bank Home
                         Equity Loan Trust
                         5.593%, 08/25/31(b)......... $     594,039
                 550,000 Providian Gateway Master
                         Trust 3.650%, 11/15/11(a)...       534,875
                 500,000 Renaissance Home Equity
                         Loan Trust
                         6.066%, 02/25/36............       482,825
                         Residential Asset Mortgage
                         Products, Inc.
                 154,895 4.546%, 10/25/32............       155,570
                 181,699 6.553%, 03/25/33............       181,919
                 171,321 Residential Asset Securities
                         Corp. 5.623%, 04/25/33(b)...       171,396
                  15,651 Sail Net Interest Margin
                         Notes 7.750%, 04/27/33(a)...        14,400
               2,700,000 Susquehanna Auto Lease
                         Trust 2005-1 A3
                         4.430%, 06/16/08(a).........     2,665,344
                 277,534 UCFC Home Equity Loan
                         6.905%, 04/15/30............       276,733
                 896,886 Wachovia Asset
                         Securitization, Inc.
                         5.693%, 09/27/32(b).........       898,845
                         Wachovia Bank Commercial
                         Mortgage Trust
                 150,000 4.748%, 02/15/41............       139,422
                 250,000 5.242%, 12/15/44............       245,019
                 225,000 5.417%, 01/15/45............       221,692
               1,309,142 Washington Mutual, Inc.
                         2005-AR6 2A1A
                         5.553%, 04/25/45(b).........     1,309,698
                 198,541 Wells Fargo Mortgage
                         Backed Securities Trust
                         2004-N A2
                         3.599%, 08/25/34............       198,170

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $ 2,038,154 Wells Fargo Mortgage
                          Backed Securities Trust
                          2006-AR5 2A1
                          5.549%, 04/25/36(b)....... $   2,017,118
                   89,811 WFS Financial Owner Trust
                          2.740%, 09/20/10..........        88,798
                                                     -------------
                                                       102,539,187
                                                     -------------
              AUTOMOTIVE -- 0.5%
                          DaimlerChrysler NA Holding
                          Corp.
                  150,000 4.050%, 06/04/08..........       145,029
                  200,000 4.875%, 06/15/10..........       191,180
                  790,000 5.875%, 03/15/11..........       777,084
                   40,000 6.500%, 11/15/13..........        39,978
                  190,000 7.200%, 09/01/09..........       195,980
                   90,000 7.300%, 01/15/12..........        93,656
                  350,000 7.750%, 01/18/11..........       369,451
                  520,000 8.500%, 01/18/31..........       588,784
                1,280,000 Ford Motor Co.
                          7.450%, 07/16/31..........       924,800
                1,210,000 General Motors Corp.
                          8.375%, 07/15/33..........       974,050
                  100,000 Johnson Controls, Inc.
                          5.500%, 01/15/16..........        94,881
                                                     -------------
                                                         4,394,873
                                                     -------------
              BANKING -- 2.3%
                  100,000 Abbey National Capital
                          Trust I 8.963%, 12/29/49..       121,327
                   50,000 ABN Amro Bank NV
                          4.650%, 06/04/18..........        44,319
                          African Development Bank
                  100,000 3.250%, 08/01/08..........        96,010
                   25,000 3.750%, 01/15/10..........        23,696
                   30,000 American Express Centurion
                          Bank 4.375%, 07/30/09.....        28,970

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
                          Asian Development Bank
              $   100,000 4.125%, 09/15/10.......... $      95,520
                  350,000 4.250%, 10/20/14..........       322,680
                   25,000 Banco Bradesco SA
                          8.750%, 10/24/13..........        26,625
                          Bank of America Corp.
                   50,000 3.375%, 02/17/09..........        47,377
                   50,000 3.875%, 01/15/08..........        48,757
                  500,000 4.750%, 08/15/13..........       466,844
                  100,000 5.125%, 11/15/14..........        95,053
                   25,000 5.375%, 06/15/14..........        24,199
                  200,000 6.800%, 03/15/28..........       209,046
                2,250,000 7.400%, 01/15/11..........     2,394,038
                   50,000 Bank of America Corp.
                          Capital Trust VI
                          5.625%, 03/08/35..........        42,848
                          Bank of New York Co., Inc.
                   50,000 3.900%, 09/01/07..........        49,004
                   10,000 5.200%, 07/01/07..........         9,946
                   70,000 Bank of Tokyo-Mitsubishi
                          Ltd. 8.400%, 04/15/10.....        76,007
                  300,000 Bank One Corp.
                          7.875%, 08/01/10..........       322,811
                   25,000 Banque Centrale de Tunisie
                          7.375%, 04/25/12..........        26,000
                          BB&T Corp.
                   50,000 4.750%, 10/01/12..........        47,279
                  100,000 5.250%, 11/01/19..........        92,256
                          China Development Bank
                   25,000 4.750%, 10/08/14..........        23,080
                  100,000 5.000%, 10/15/15..........        93,300
                   50,000 Corporacion Andina de
                          Fomento 6.875%, 03/15/12..        52,300
                   50,000 Deutsche Bank Financial,
                          Inc. 7.500%, 04/25/09.....        52,239
                  100,000 Development Bank of Japan
                          4.250%, 06/09/15..........        90,687

             Principal
             Amount                                      Value
             --------------------------------------------------------
                         European Investment Bank
             $   300,000 3.500%, 03/14/08........... $     290,900
                 100,000 4.000%, 03/03/10...........        95,530
                 200,000 4.625%, 10/20/15...........       187,679
                 150,000 4.875%, 02/15/36...........       132,996
                         Export-Import Bank of Korea
                  50,000 4.625%, 03/16/10...........        47,843
                  50,000 5.125%, 03/16/15...........        46,843
                         Fifth Third Bancorp
                 100,000 4.200%, 02/23/10...........        95,321
                  25,000 4.500%, 06/01/18...........        21,422
                 200,000 First Union Institutional
                         Capital I 8.040%, 12/01/26.       209,214
                 650,000 Glitnir Banki HF
                         6.693%, 06/15/16(a)........       646,280
                 250,000 HSBC Bank PLC
                         6.950%, 03/15/11...........       259,345
                         HSBC Bank USA NA
                 275,000 3.875%, 09/15/09...........       260,332
                 200,000 5.875%, 11/01/34...........       182,690
                 200,000 HSBC Capital Funding LP
                         4.610%, 12/29/49(a)........       179,689
                  50,000 HSBC Holdings PLC
                         5.250%, 12/12/12...........        48,293
                  25,000 Huntington National Bank
                         4.375%, 01/15/10...........        23,998
                         Inter-American Development
                         Bank
                 150,000 4.250%, 09/14/15...........       136,453
                 250,000 4.375%,
                         10/19/07 -- 09/20/12.......       244,648
                 100,000 4.500%, 09/15/14...........        93,374
                 600,000 7.375%, 01/15/10...........       637,532
                  50,000 International Bank for
                         Reconstruction &
                         Development
                         4.750%, 02/15/35...........        43,522

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $   100,000 Japan Bank for International
                         Cooperation
                         4.750%, 05/25/11............ $      96,860
                         KeyBank National
                         Association
                  50,000 5.800%, 07/01/14............        49,373
                 250,000 7.000%, 02/01/11............       262,057
                 200,000 Keycorp Capital VII
                         5.700%, 06/15/35............       171,216
                         KFW - Bankengruppe
                 160,000 3.250%,
                         07/16/07 -- 09/21/07........       155,832
                 300,000 3.500%, 03/14/08............       290,423
                  50,000 3.750%, 01/24/08............        48,710
                  50,000 3.875%, 06/30/09............        47,871
                         Korea Development Bank
                  75,000 4.250%, 11/13/07............        73,472
                 100,000 4.750%, 07/20/09............        96,994
                  75,000 5.500%, 11/13/12............        73,075
                  50,000 5.750%, 09/10/13............        49,220
                 200,000 Kreditanstalt fuer
                         Wiederaufbau
                         2.646%, 04/18/36(c).........        38,061
                 300,000 Landesbank Baden-
                         Wuerttemberg/New York
                         6.350%, 04/01/12............       315,169
                         Landwirtschaftliche
                         Rentenbank
                 150,000 3.625%, 10/20/09............       141,944
                 250,000 4.125%, 07/15/08............       243,917
                 100,000 4.875%, 11/16/15............        94,844
                         Marshall & Ilsley Bank
                  25,000 4.125%, 09/04/07............        24,494
                  50,000 4.375%, 08/01/09............        48,185
                 150,000 5.000%, 01/17/17............       139,018
                  25,000 5.250%, 09/04/12............        24,413

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   100,000 Marshall & Ilsley Corp.
                         5.350%, 04/01/11........... $      98,189
                 200,000 Mellon Bank NA
                         4.750%, 12/15/14...........       185,143
               1,540,000 Mizuho Financial Group
                         Cayman Ltd.
                         5.790%, 04/15/14(a)........     1,507,677
                  50,000 National City Bank
                         4.250%, 07/01/18...........        42,518
                         Nordic Investment Bank
                 100,000 3.875%, 06/15/10...........        94,954
                 200,000 4.875%, 03/15/11...........       195,136
                  50,000 Oesterreichische
                         Kontrollbank AG
                         4.500%, 03/09/15...........        46,718
                 830,000 Oversea-Chinese Banking
                         Corp. 7.750%, 09/06/11(a)..       891,329
                  25,000 PNC Bank NA
                         5.250%, 01/15/17...........        23,488
                  25,000 Popular North America
                         Capital Trust I
                         6.564%, 09/15/34...........        22,758
                         Popular North America, Inc.
                 100,000 3.875%, 10/01/08...........        95,677
                  25,000 4.700%, 06/30/09...........        24,163
                         Rabobank Capital Funding
                         Trust
                 280,000 5.254%, 12/29/49...........       256,505
                  40,000 5.260%, 12/31/49(a)........        37,531
                         RBS Capital Trust I
                  25,000 5.512%, 09/29/49...........        23,307
                 100,000 6.425%, 12/29/49...........        93,379
                  30,000 Regions Financial Corp.
                         6.375%, 05/15/12...........        30,831
                  30,000 Royal Bank of Canada
                         3.875%, 05/04/09...........        28,699

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          Royal Bank of Scotland
                          Group PLC
              $    10,000 4.700%, 07/03/18......... $       8,907
                  100,000 5.000%,
                          11/12/13 -- 10/01/14.....        94,655
                  100,000 Santander Central Hispano
                          Issuances
                          7.625%, 09/14/10.........       106,883
                  600,000 Shinsei Finance Cayman
                          Ltd. 6.418%, 01/29/49(a).       563,510
                   25,000 SouthTrust Corp.
                          5.800%, 06/15/14.........        24,590
                   50,000 Sumitomo Mitsui Banking
                          Corp. 8.000%, 06/15/12...        55,094
                          SunTrust Banks, Inc.
                   50,000 3.625%, 10/15/07.........        48,736
                   25,000 4.000%, 10/15/08.........        24,139
                   50,000 5.450%, 12/01/17.........        47,695
                  400,000 Swiss Bank Corp. NY
                          7.500%, 07/15/25.........       456,130
                  125,000 UFJ Bank Ltd.
                          7.400%, 06/15/11.........       132,658
                   25,000 Union Planters Corp.
                          4.375%, 12/01/10.........        23,721
                   25,000 UnionBancal Corp.
                          5.250%, 12/16/13.........        23,873
                          US Bancorp
                  710,000 3.125%, 03/15/08.........       681,955
                   50,000 5.300%, 04/28/09.........        49,572
                          US Bank National
                          Association
                   10,000 3.750%, 02/06/09.........         9,557
                  100,000 4.950%, 10/30/14.........        93,672
                   50,000 6.300%, 02/04/14.........        51,266
                  775,000 VTB Capital SA
                          6.250%, 06/30/35(a)......       732,763

              Principal
              Amount                                     Value
              ----------------------------------------------------
                          Wachovia Bank National
                          Association
              $    50,000 5.000%, 08/15/15.......... $      46,590
                   50,000 5.600%, 03/15/16..........        48,480
                  410,000 Wachovia Capital Trust III
                          5.800%, 08/29/49..........       397,865
                          Wachovia Corp.
                  350,000 3.500%, 08/15/08..........       335,009
                   40,000 3.625%, 02/17/09..........        38,049
                  840,000 4.875%, 02/15/14..........       786,054
                   50,000 5.250%, 08/01/14..........        47,688
                   50,000 5.350%, 03/15/11..........        49,289
                   50,000 7.500%, 04/15/35..........        56,614
                          Wells Fargo & Co.
                  200,000 4.125%, 03/10/08..........       195,086
                  250,000 4.200%, 01/15/10..........       238,905
                   15,000 4.625%, 04/15/14..........        13,813
                  250,000 4.875%, 01/12/11..........       242,217
                  100,000 5.125%, 09/15/16..........        93,321
                  100,000 6.450%, 02/01/11..........       102,969
                   30,000 Wells Fargo Capital I
                          7.960%, 12/15/26..........        31,379
                  200,000 Yell Finance BV
                          4.125%, 10/15/14..........       183,400
                          Zions Bancorp.
                   25,000 5.650%, 05/15/14..........        24,217
                   25,000 6.000%, 09/15/15..........        24,773
                                                     -------------
                                                        21,274,366
                                                     -------------
              BIOTECHNOLOGY -- 0.0%
                  100,000 Amgen, Inc.
                          4.850%, 11/18/14..........        93,012
                          Genentech, Inc.
                   50,000 4.400%, 07/15/10..........        47,760
                  100,000 4.750%, 07/15/15..........        91,580
                                                     -------------
                                                           232,352
                                                     -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

                Principal
                Amount                                     Value
                ----------------------------------------------------
                BUILDING & CONSTRUCTION -- 0.3%
                $   100,000 Centex Corp
                            5.125%, 10/01/13.......... $      91,368
                    200,000 CRH America, Inc.
                            5.300%, 10/15/13..........       189,389
                            D.R. Horton, Inc.
                    100,000 5.375%, 06/15/12..........        93,447
                    100,000 6.000%, 04/15/11..........        97,207
                  1,200,000 6.875%, 05/01/13..........     1,197,152
                            Lennar Corp.
                     25,000 5.500%, 09/01/14..........        22,888
                     25,000 5.950%, 10/17/11(a).......        24,272
                     25,000 6.500%, 04/15/16(a).......        24,227
                            Masco Corp.
                    100,000 4.800%, 06/15/15..........        89,156
                     50,000 5.875%, 07/15/12..........        49,141
                     50,000 MDC Holdings, Inc.
                            5.375%, 12/15/14..........        44,328
                            Pulte Homes, Inc.
                     30,000 4.875%, 07/15/09..........        28,940
                     50,000 5.200%, 02/15/15..........        44,588
                     25,000 6.375%, 05/15/33..........        21,600
                    910,000 7.875%,
                            08/01/11 -- 06/15/32......       954,643
                                                       -------------
                                                           2,972,346
                                                       -------------
                BUSINESS SERVICES & SUPPLIES -- 0.0%
                            Pitney Bowes, Inc.
                     50,000 4.625%, 10/01/12..........        46,920
                     25,000 4.750%, 05/15/18..........        22,198
                     25,000 4.875%, 08/15/14..........        23,305
                                                       -------------
                                                              92,423
                                                       -------------
                CHEMICALS -- 0.3%
                    920,000 Agrium, Inc.
                            7.125%, 05/23/36..........       917,186
                    840,000 Cytec Industries, Inc.
                            5.500%, 10/01/10..........       815,868

               Principal
               Amount                                  Value
               -------------------------------------------------
               $   200,000 Dow Chemical Co.
                           6.125%, 02/01/11....... $     202,406
                           E.I. Du Pont de Nemours
                   250,000 4.125%, 04/30/10.......       237,030
                    30,000 4.875%, 04/30/14.......        28,064
                   125,000 FMC Corp.
                           7.750%, 07/01/11.......       131,780
                    50,000 Lubrizol Corp.
                           5.500%, 10/01/14.......        47,179
                   200,000 Potash Corp. of
                           Saskatchewan, Inc.
                           7.750%, 05/31/11.......       215,442
                    75,000 Rohm and Haas Co.
                           7.850%, 07/15/29.......        87,703
                                                   -------------
                                                       2,682,658
                                                   -------------
               COMMERCIAL SERVICES -- 0.0%
                   150,000 Cendant Corp.
                           7.375%, 01/15/13.......       164,118
                           Deluxe Corp.
                    20,000 3.500%, 10/01/07.......        19,103
                    20,000 5.000%, 12/15/12.......        16,573
                    20,000 5.125%, 10/01/14.......        16,118
                    20,000 Equifax, Inc.
                           4.950%, 11/01/07.......        19,701
                    25,000 PHH Corp.
                           7.125%, 03/01/13.......        25,307
                   150,000 RR Donnelley & Sons Co.
                           5.500%, 05/15/15.......       138,200
                                                   -------------
                                                         399,120
                                                   -------------
               COMPUTERS & INFORMATION -- 0.3%
                           Electronic Data Systems
                           Corp.
                    75,000 6.000%, 08/01/13.......        73,989
                 1,695,000 7.125%, 10/15/09.......     1,750,511
                   650,000 7.450%, 10/15/29.......       669,605
                    30,000 Hewlett-Packard Co.
                           5.500%, 07/01/07.......        29,941

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         International Business
                         Machines Corp.
             $    30,000 4.375%, 06/01/09............ $      29,077
                 100,000 6.220%, 08/01/27............        99,645
                 200,000 6.500%, 01/15/28............       205,629
                 200,000 7.500%, 06/15/13............       219,441
                                                      -------------
                                                          3,077,838
                                                      -------------
             CONTAINERS & PACKAGING -- 0.1%
                  25,000 Pactiv Corp.
                         7.950%, 12/15/25............        26,406
                 600,000 Sealed Air Corp.
                         5.375%, 04/15/08(a).........       594,898
                                                      -------------
                                                            621,304
                                                      -------------
             COSMETICS & PERSONAL CARE -- 0.1%
                         Avon Products, Inc.
                  20,000 4.200%, 07/15/18............        16,659
                 150,000 5.125%, 01/15/11............       145,728
                         Gillette Co.
                  50,000 2.500%, 06/01/08............        47,248
                  10,000 3.800%, 09/15/09............         9,520
                         Procter & Gamble Co.
                  30,000 4.950%, 08/15/14............        28,533
                  25,000 5.800%, 08/15/34............        24,028
                 200,000 6.875%, 09/15/09............       207,482
                                                      -------------
                                                            479,198
                                                      -------------
             DIVERSIFIED FINANCIAL SERVICES -- 5.7%
                         AIFUL Corp
                 800,000 4.450%, 02/16/10(a).........       750,601
                 400,000 5.000%, 08/10/10............       380,358
                         Alamosa Delaware, Inc.
                  38,000 11.000%, 07/31/10...........        41,610
                  84,000 12.000%, 07/31/09...........        89,250
                         Allstate Life Global Funding
                         Trust I
                  50,000 3.500%, 07/30/07............        48,872
                  30,000 4.500%, 05/29/09............        29,084

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         American Express Co.
             $    20,000 3.750%, 11/20/07........... $      19,504
                  50,000 4.750%, 06/17/09...........        48,885
                         American Express Credit
                         Corp.
                 100,000 3.000%, 05/16/08...........        95,406
                 100,000 5.000%, 12/02/10...........        97,500
                         American General Finance
                         Corp.
                 125,000 2.750%, 06/15/08...........       118,341
                 100,000 3.875%, 10/01/09...........        94,573
               1,340,000 5.400%, 12/01/15...........     1,271,127
                 100,000 Banque Paribas-NY
                         6.875%, 03/01/09...........       102,820
                         Bear Stearns Cos., Inc.
                  25,000 2.875%, 07/02/08...........        23,716
                  75,000 4.500%, 10/28/10...........        71,543
                  10,000 4.650%, 07/02/18...........         8,748
                  50,000 5.700%, 11/15/14...........        48,852
                         Boeing Capital Corp.
                 200,000 4.750%, 08/25/08...........       196,539
                  65,000 5.800%, 01/15/13...........        65,141
                  70,000 6.500%, 02/15/12...........        72,405
                         Bunge Ltd. Finance Corp.
                 100,000 5.100%, 07/15/15...........        90,277
                  15,000 5.875%, 05/15/13...........        14,570
                  75,000 Canada Mortgage & Housing
                         Corp. 3.875%, 04/01/10.....        71,269
                         Capital One Bank
                  50,000 4.875%, 05/15/08...........        49,259
                  25,000 5.000%, 06/15/09...........        24,487
                  10,000 5.125%, 02/15/14...........         9,403
                  25,000 6.500%, 06/13/13...........        25,565
                         Capital One Financial Corp.
                  50,000 5.250%, 02/21/17...........        45,931
                  25,000 6.250%, 11/15/13...........        25,184
                         Caterpillar Financial
                         Services Corp.
                 100,000 2.700%, 07/15/08...........        94,333

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $    10,000 3.700%, 08/15/08........... $       9,610
                 100,000 4.300%, 06/01/10...........        95,112
                         CIT Group, Inc.
                 150,000 3.650%, 11/23/07...........       145,845
                  50,000 3.875%, 11/03/08...........        48,086
                  20,000 4.125%, 11/03/09...........        19,034
                 100,000 4.250%, 02/01/10...........        95,231
                 100,000 4.750%, 08/15/08...........        98,093
                  75,000 5.125%, 09/30/14...........        70,313
                 100,000 6.000%, 04/01/36...........        91,639
                  50,000 7.750%, 04/02/12...........        54,202
                         Citigroup, Inc.
               2,000,000 5.000%, 09/15/14...........     1,871,934
                 150,000 5.125%, 02/14/11...........       146,478
                  50,000 Countrywide Financial Corp.
                         6.250%, 05/15/16...........        49,007
                         Countrywide Home Loans,
                         Inc.
                 100,000 4.125%, 09/15/09...........        95,100
                  25,000 4.250%, 12/19/07...........        24,493
                         Credit Suisse First Boston
                         USA, Inc.
                 100,000 4.700%, 06/01/09...........        97,346
                 200,000 4.875%,
                         08/15/10 -- 01/15/15.......       189,386
               1,700,000 5.125%, 08/15/15...........     1,588,881
                 150,000 6.125%, 11/15/11...........       152,006
                 100,000 7.125%, 07/15/32...........       109,532
                 150,000 Credit Suisse USA, Inc.
                         5.250%, 03/02/11...........       146,619
                         Eksportfinans A/S
                  30,000 4.375%, 07/15/09...........        29,047
                 150,000 4.750%, 12/15/08...........       147,621
                 690,000 5.500%, 05/25/16...........       685,338
               1,560,000 Farmers Exchange Capital
                         7.050%, 07/15/28(a)........     1,492,713

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          Financing Corp. FICO
              $   800,000 4.262%, 11/30/17(c)...... $     428,614
                  400,000 8.600%, 09/26/19.........       509,312
                  140,000 9.650%, 11/02/18.........       189,581
                          Ford Motor Credit Co.
                1,260,000 6.625%, 06/16/08.........     1,199,260
                1,030,000 7.250%, 10/25/11.........       913,687
                5,300,000 7.375%,
                          10/28/09 -- 02/01/11.....     4,857,536
                  755,000 7.875%, 06/15/10.........       696,481
                   20,000 Franklin Resources, Inc.
                          3.700%, 04/15/08.........        19,324
                   15,000 Fund American Cos., Inc.
                          5.875%, 05/15/13.........        14,392
                          General Electric Capital
                          Corp.
                   50,000 3.125%, 04/01/09.........        46,831
                  250,000 3.500%,
                          12/05/07 -- 05/01/08.....       242,432
                  300,000 4.250%,
                          01/15/08 -- 06/15/12.....       288,701
                  650,000 4.375%,
                          11/21/11 -- 03/03/12.....       607,743
                  250,000 5.000%, 11/15/11.........       241,788
                  325,000 5.450%, 01/15/13.........       319,452
                  150,000 6.750%, 03/15/32.........       160,114
                  500,000 7.375%, 01/19/10.........       525,382
                          General Motors Acceptance
                          Corp.
                1,005,000 5.625%, 05/15/09.........       955,916
                  730,000 6.125%, 08/28/07.........       722,366
                  905,000 6.875%, 09/15/11.........       863,515
                  450,000 7.750%, 01/19/10.........       447,679
                   50,000 Genworth Global Funding
                          5.750%, 05/15/13.........        49,872
                   80,000 Goldman Sachs Capital I
                          6.345%, 02/15/34.........        74,581

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Goldman Sachs Group, Inc.
             $   100,000 4.125%, 01/15/08........... $      97,859
                  50,000 4.750%, 07/15/13...........        46,519
                 100,000 5.000%, 10/01/14...........        93,150
                 250,000 5.150%, 01/15/14...........       236,948
                 150,000 6.125%, 02/15/33...........       140,111
                 400,000 6.875%, 01/15/11...........       415,634
                         Household Finance Corp.
                 430,000 6.375%, 11/27/12...........       440,388
                  30,000 6.400%, 06/17/08...........        30,399
                  20,000 7.000%, 05/15/12...........        21,047
                 100,000 HSBC Finance Capital Trust
                         IX 5.911%, 11/30/35........        95,431
                         HSBC Finance Corp.
                 300,000 4.125%, 03/11/08...........       292,884
               2,000,000 6.750%, 05/15/11...........     2,074,686
                  50,000 International Finance Corp.
                         5.125%, 05/02/11...........        49,402
                         International Lease Finance
                  50,000 Corp. 3.750%, 06/30/09.....        47,927
                 100,000 4.750%, 01/13/12...........        94,530
                 100,000 5.450%, 03/24/11...........        98,133
               1,150,000 5.875%, 05/01/13...........     1,141,359
                 250,000 6.375%, 03/15/09...........       253,710
                 100,000 Japan Finance Corp. for
                         Municipal Enterprises
                         4.625%, 04/21/15...........        93,884
                         Jefferies Group, Inc.
                  25,000 5.500%, 03/15/16...........        23,345
                 100,000 6.250%, 01/15/36...........        91,266
                         John Deere Capital Corp....
                  20,000 3.900%, 01/15/08...........        19,497
               2,025,000 4.125%, 01/15/10...........     1,922,833
                  15,000 4.500%, 08/22/07...........        14,805
                 470,000 5.100%, 01/15/13...........       451,879
                 100,000 5.400%, 04/07/10...........        98,781
                 100,000 7.000%, 03/15/12...........       105,574

            Principal
            Amount                                         Value
            --------------------------------------------------------
                        JP Morgan Chase & Co.
            $   500,000 3.711%, 04/15/27 - 07/01/27(c) $     102,013
                 20,000 3.625%, 05/01/08..............        19,279
                 20,000 3.800%, 10/02/09..............        18,932
                100,000 4.000%, 02/01/08..............        97,528
                100,000 4.750%, 03/01/15..............        91,650
                290,000 5.125%, 09/15/14..............       273,919
              1,300,000 5.150%, 10/01/15..............     1,213,423
                 30,000 5.250%, 05/01/15..............        28,278
                300,000 6.000%, 01/15/09..............       301,740
              1,885,000 6.625%, 03/15/12..............     1,951,737
                300,000 6.750%, 02/01/11..............       311,817
                100,000 JP Morgan Chase Capital
                        XVII 5.850%, 08/01/35.........        88,378
                        Lehman Brothers Holdings,
                        Inc.
                150,000 3.500%, 08/07/08..............       143,584
                600,000 4.000%, 01/22/08..............       584,326
                100,000 5.500%, 04/04/16..............        95,555
                 50,000 5.750%, 05/17/13..............        49,227
                300,000 7.000%, 02/01/08..............       305,611
              1,500,000 Lilacs Repackaging Co.
                        5.138%, 01/15/64(a)...........     1,429,935
                        MBNA America Bank
                 30,000 4.625%, 08/03/09..............        29,168
                 30,000 7.125%, 11/15/12..............        32,024
                        MBNA Corp.
                100,000 6.125%, 03/01/13..............       101,470
                 15,000 7.500%, 03/15/12..............        16,226
                        Merrill Lynch & Co., Inc.
                190,000 3.125%, 07/15/08..............       180,785
                295,000 3.375%, 09/14/07..............       287,867
                300,000 3.700%, 04/21/08..............       290,206
                 25,000 4.000%, 11/15/07..............        24,545
                100,000 4.125%, 09/10/09..............        95,485
                100,000 4.831%, 10/27/08..............        98,170
                 50,000 5.000%, 02/03/14..............        46,753

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   100,000 6.000%, 02/17/09........... $     100,663
                 160,000 6.375%, 10/15/08...........       162,295
                 300,000 6.875%, 11/15/18...........       318,509
                 350,000 Morgan Stanley
                         4.000%, 01/15/10...........       330,856
               2,635,000 4.750%, 04/01/14...........     2,415,821
                 250,000 5.050%, 01/21/11...........       242,455
                 790,000 5.300%, 03/01/13...........       764,131
                  25,000 6.600%, 04/01/12...........        25,952
                  25,000 7.250%, 04/01/32...........        27,458
                 310,000 MUFG Capital Finance 1
                         Ltd. 6.346%, 07/29/49......       299,023
                         National Rural Utilities
                         Cooperative Finance
                  10,000 4.375%, 10/01/10...........         9,510
                  10,000 4.750%, 03/01/14...........         9,300
                  30,000 7.250%, 03/01/12...........        31,966
                  70,000 8.000%, 03/01/32...........        84,531
                         Residential Capital Corp.
                 100,000 6.000%, 02/22/11...........        96,897
                 340,000 6.125%, 11/21/08...........       335,645
                 100,000 6.375%, 06/30/10...........        98,639
                 100,000 6.875%, 06/30/15...........        99,569
                 465,000 Resona Preferred Global
                         Services
                         7.191%, 12/29/49(a)........       466,437
                  25,000 Rio Tinto Finance USA Ltd.
                         2.625%, 09/30/08...........        23,422
               1,100,000 SB Treasury Co. LLC
                         9.400%, 12/29/49(a),(b),(d)     1,168,454
                         SLM Corp.
                 850,000 4.490%, 04/01/09(b)........       816,357
                 150,000 4.500%, 07/26/10...........       143,008
                 200,000 5.375%, 05/15/14...........       191,640
                 100,000 5.450%, 04/25/11...........        98,270
                         Swedish Export Credit Corp.
                 100,000 3.500%, 01/15/08...........        97,251

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $   100,000 4.125%, 10/15/08......... $      97,254
                   80,000 Textron Financial Corp.
                          6.000%, 11/20/09.........        80,795
                          Toyota Motor Credit Corp.
                   50,000 5.450%, 05/18/11.........        49,727
                   25,000 5.500%, 12/15/08.........        24,923
                1,600,000 UFJ Finance Aruba AEC
                          6.750%, 07/15/13.........     1,666,850
                   50,000 Unilever Capital Corp.
                          5.900%, 11/15/32.........        46,837
                                                    -------------
                                                       53,278,435
                                                    -------------
              EDUCATION -- 0.0%
                   50,000 President & Fellows of
                          Harvard 6.300%, 10/01/37.        50,289
                                                    -------------
              ELECTRICAL EQUIPMENT -- 0.0%
                  125,000 Emerson Electric Co.
                          4.500%, 05/01/13.........       116,501
                                                    -------------
              ENTERTAINMENT & LEISURE -- 0.0%
                   50,000 Sabre Holdings Corp.
                          6.350%, 03/15/16.........        46,767
                                                    -------------
              ENVIRONMENTAL SERVICES -- 0.3%
                   25,000 Republic Services, Inc.
                          6.750%, 08/15/11.........        25,836
                          Waste Management, Inc.
                   10,000 5.000%, 03/15/14.........         9,341
                  370,000 6.500%, 11/15/08.........       375,783
                1,670,000 7.000%,
                          10/15/06 -- 07/15/28.....     1,724,829
                  100,000 7.375%, 08/01/10.........       105,483
                  105,000 7.750%, 05/15/32.........       118,448
                                                    -------------
                                                        2,359,720
                                                    -------------
              FOOD, BEVERAGE & TOBACCO -- 0.9%
                          Altria Group, Inc.
                   25,000 5.625%, 11/04/08.........        24,917
                1,440,000 7.000%, 11/04/13.........     1,519,200

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   100,000 Anheuser-Busch Cos., Inc.
                         9.000%, 12/01/09........... $     110,218
                 150,000 Archer-Daniels-Midland
                         7.500%, 03/15/27...........       171,393
                 100,000 Bottling Group LLC
                         4.625%, 11/15/12...........        94,441
                 120,000 Brown-Forman Corp.
                         3.000%, 03/15/08...........       114,766
                  75,000 Campbell Soup Co.
                         5.000%, 12/03/12...........        71,596
                  25,000 Coca Cola HBC Finance BV
                         5.500%, 09/17/15...........        24,056
                         Coca-Cola Enterprises, Inc.
                  25,000 4.250%, 09/15/10...........        23,726
                 300,000 8.500%, 02/01/22...........       368,079
                 275,000 ConAgra Foods, Inc.
                         6.750%, 09/15/11...........       283,461
                  30,000 Coors Brewing Co.
                         6.375%, 05/15/12...........        30,529
                         Diageo Capital PLC
                  50,000 3.375%, 03/20/08...........        48,073
                  60,000 3.500%, 11/19/07...........        58,217
                  50,000 4.375%, 05/03/10...........        47,543
                         Diageo Finance BV
                  15,000 3.875%, 04/01/11...........        13,825
                 150,000 5.300%, 10/28/15...........       141,830
                  50,000 General Mills, Inc.
                         6.000%, 02/15/12...........        50,294
                 400,000 Kellogg Co.
                         6.600%, 04/01/11...........       413,208
                         Kraft Foods, Inc.
                  25,000 4.000%, 10/01/08...........        24,090
                  25,000 5.250%, 10/01/13...........        23,875
                 150,000 5.625%, 11/01/11...........       147,746
               1,460,000 6.250%, 06/01/12...........     1,477,037
                         Kroger Co.
                 200,000 6.750%, 04/15/12...........       205,324

               Principal
               Amount                                  Value
               ----------------------------------------------------
               $   100,000 6.800%, 12/15/18....... $     100,997
                    50,000 PepsiAmericas, Inc.
                           4.875%, 01/15/15.......        46,148
                 1,170,000 Reynolds American, Inc.
                           7.875%, 05/15/09(a)....     1,193,400
                           Safeway, Inc.
                    50,000 4.950%, 08/16/10.......        47,735
                    50,000 7.250%, 02/01/31.......        50,745
                           Sara Lee Corp.
                    25,000 6.125%, 11/01/32.......        21,968
                    50,000 6.250%, 09/15/11.......        49,814
                           Tyson Foods, Inc.
                   930,000 6.600%, 04/01/16.......       909,041
                    70,000 8.250%, 10/01/11.......        74,106
                    50,000 WM Wrigley, Jr. Co.
                           4.650%, 07/15/15.......        45,772
                                                   -------------
                                                       8,027,170
                                                   -------------
               FOREST PRODUCTS & PAPER -- 0.2%
                   100,000 Celulosa Arauco y
                           Constitucion SA
                           5.625%, 04/20/15.......        93,129
                           International Paper Co.
                   125,000 4.250%, 01/15/09.......       120,130
                   100,000 5.250%, 04/01/16.......        90,806
                   165,000 5.500%, 01/15/14.......       156,040
                    25,000 5.850%, 10/30/12.......        24,614
                    50,000 MeadWestvaco Corp.
                           6.850%, 04/01/12.......        50,886
                    20,000 Stora Enso Oyj
                           7.375%, 05/15/11.......        20,835
                           Temple-Inland, Inc.
                   970,000 6.625%, 01/15/18.......       965,094
                    25,000 7.875%, 05/01/12.......        26,727
                           Weyerhaeuser Co.
                   129,000 5.950%, 11/01/08.......       129,102
                   330,000 6.750%, 03/15/12.......       337,148

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $   230,000 7.375%, 03/15/32............ $     232,857
                                                      -------------
                                                          2,247,368
                                                      -------------
             HEALTH CARE -- 0.3%
                  25,000 Anthem, Inc.
                         6.800%, 08/01/12............        26,030
                 100,000 Baxter FinCo BV
                         4.750%, 10/15/10............        96,088
                         Boston Scientific Corp.
                  25,000 4.250%, 01/12/11............        23,003
                  25,000 5.125%, 01/12/17............        21,958
                  25,000 5.450%, 06/15/14............        23,274
               1,000,000 HCA, Inc.
                         5.750%, 03/15/14............       894,190
                  25,000 Hillenbrand Industries, Inc.
                         4.500%, 06/15/09............        24,161
                 100,000 Johnson & Johnson
                         4.950%, 05/15/33............        88,246
                 100,000 Quest Diagnostics, Inc.
                         5.450%, 11/01/15............        94,809
                 340,000 Tenet Healthcare Corp.
                         7.375%, 02/01/13............       310,250
                         UnitedHealth Group, Inc.
                  25,000 3.375%, 08/15/07............        24,359
                  10,000 3.750%, 02/10/09............         9,530
                  50,000 4.125%, 08/15/09............        47,783
                  10,000 4.750%, 02/10/14............         9,204
                  30,000 4.875%, 04/01/13............        28,284
                  50,000 5.000%, 08/15/14............        46,762
                 150,000 5.250%, 03/15/11............       146,038
                 100,000 5.800%, 03/15/36............        89,509
                         WellPoint, Inc.
                  50,000 3.750%, 12/14/07............        48,583
                 100,000 4.250%, 12/15/09............        95,382
                 175,000 5.000%,
                         01/15/11 -- 12/15/14........       166,073
                 100,000 5.850%, 01/15/36............        89,358

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $    50,000 5.950%, 12/15/34............ $      45,910
                                                      -------------
                                                          2,448,784
                                                      -------------
             HOLDING COMPANIES-DIVERSIFIED -- 0.1%
                  25,000 Canadian Pacific Ltd.
                         9.450%, 08/01/21............        32,884
                  50,000 EnCana Holdings Finance
                         Corp. 5.800%, 05/01/14......        48,894
                 760,000 Hutchison Whampoa
                         International
                         5.450%, 11/24/10(a).........       743,756
                                                      -------------
                                                            825,534
                                                      -------------
             HOTELS & RESTAURANTS -- 0.2%
                  50,000 Caesars Entertainment, Inc.
                         7.500%, 09/01/09............        51,911
                         Harrah's Operating Co., Inc.
                  25,000 5.375%, 12/15/13............        23,111
                  75,000 5.500%, 07/01/10............        73,170
                 400,000 5.625%, 06/01/15............       369,969
               1,255,000 6.500%, 06/01/16............     1,222,852
                                                      -------------
                                                          1,741,013
                                                      -------------
             HOUSEHOLD PRODUCTS -- 0.0%
                  45,000 Clorox Co.
                         5.000%, 01/15/15............        42,144
                         Fortune Brands, Inc.
                  25,000 4.875%, 12/01/13............        22,739
                 100,000 5.125%, 01/15/11............        95,775
                  45,000 Kimberly-Clark Corp.
                         5.625%, 02/15/12............        45,021
                  25,000 Newell Rubbermaid, Inc.
                         6.750%, 03/15/12............        25,741
                                                      -------------
                                                            231,420
                                                      -------------
             INDUSTRIAL MACHINERY -- 0.0%
                  15,000 Black & Decker Corp.
                         4.750%, 11/01/14............        13,493

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   150,000 Caterpillar, Inc.
                          6.950%, 05/01/42.......... $     167,977
                   30,000 Deere & Co.
                          6.950%, 04/25/14..........        31,951
                                                     -------------
                                                           213,421
                                                     -------------
              INSURANCE -- 1.3%
                1,180,000 Ace Capital Trust II
                          9.700%, 04/01/30..........     1,453,470
                          Ace INA Holdings, Inc.
                   25,000 5.875%, 06/15/14..........        24,153
                   50,000 6.700%, 05/15/36..........        47,947
                  100,000 Aegon Funding Corp.
                          5.750%, 12/15/20..........        96,168
                   50,000 Aegon NV
                          4.750%, 06/01/13..........        46,602
                          Allstate Corp.
                   50,000 5.000%, 08/15/14..........        46,690
                   75,000 5.350%, 06/01/33..........        63,528
                   35,000 American International
                          Group, Inc.
                          6.250%, 05/01/36(a).......        33,545
                   50,000 American Re Corp.
                          7.450%, 12/15/26..........        53,277
                   20,000 Arch Capital Group Ltd.
                          7.350%, 05/01/34..........        19,929
                  270,000 ASIF Global Financing
                          4.900%, 01/17/13(a).......       255,869
                1,300,000 Axa 8.600%, 12/15/30......     1,547,123
                          Berkshire Hathaway Finance
                          Corp.
                   50,000 3.375%, 10/15/08..........        47,601
                  100,000 4.125%, 01/15/10..........        95,138
                   75,000 5.100%, 07/15/14..........        71,435
                   30,000 Cincinnati Financial Corp.
                          6.125%, 11/01/34..........        28,156
                   50,000 Commerce Group, Inc.
                          5.950%, 12/09/13..........        48,458

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Endurance Specialty
                         Holdings Ltd.
             $    25,000 7.000%, 07/15/34........... $      23,161
                         Everest Reinsurance
                         Holdings, Inc.
                 285,000 5.400%, 10/15/14...........       266,625
                         Genworth Financial, Inc.
                  20,000 5.750%, 06/15/14...........        19,710
                  10,000 6.500%, 06/15/34...........        10,038
                         Hartford Financial Services
                         Group, Inc.
                  15,000 4.625%, 07/15/13...........        13,812
                  40,000 4.700%, 09/01/07...........        39,506
                  20,000 Hartford Life, Inc.
                         7.375%, 03/01/31...........        22,213
                 100,000 ING Groep NV
                         5.775%, 12/29/49...........        94,891
                 790,000 Liberty Mutual Insurance
                         Co. 7.697%, 10/15/97(a)....       747,804
                         Lincoln National Corp.
                  50,000 6.150%, 04/07/36...........        47,514
                 930,000 7.000%, 05/17/66(b)........       922,787
                  25,000 Loews Corp.
                         5.250%, 03/15/16...........        23,132
                         Marsh & McLennan Cos.,
                 100,000 Inc. 3.625%, 02/15/08......        96,454
                 100,000 5.150%, 09/15/10...........        96,523
                  50,000 5.375%, 07/15/14...........        46,554
                  25,000 MBIA, Inc.
                         5.700%, 12/01/34...........        22,116
                         MetLife, Inc.
                  25,000 5.500%, 06/15/14(g)........        24,139
                  50,000 6.375%, 06/15/34(g)........        49,078
                 100,000 Mony Group, Inc.
                         8.350%, 03/15/10...........       108,006
                  15,000 Principal Life Income
                         Funding Trust
                         3.200%, 04/01/09...........        14,127

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $   100,000 5.125%, 03/01/11............. $      97,591
                 25,000 Progressive Corp.
                        6.250%, 12/01/32.............        24,680
                        Protective Life Secured Trust
                 15,000 4.000%, 04/01/11.............        13,900
                100,000 4.850%, 08/16/10.............        97,325
                        Prudential Financial, Inc.
                 20,000 3.750%, 05/01/08.............        19,315
                 25,000 4.500%, 07/15/13.............        22,887
                395,000 5.100%, 09/20/14.............       372,161
                 50,000 5.400%, 06/13/35.............        43,330
                100,000 5.500%, 03/15/16.............        96,127
                 10,000 5.750%, 07/15/33.............         9,193
                 20,000 Radian Group, Inc.
                        5.625%, 02/15/13.............        19,533
                 60,000 Safeco Corp.
                        4.875%, 02/01/10.............        58,239
                        St. Paul Travelers Cos., Inc.
                100,000 5.500%, 12/01/15.............        94,453
              1,300,000 8.125%, 04/15/10.............     1,396,352
                100,000 Transatlantic Holdings, Inc.
                        5.750%, 12/14/15.............        96,264
                640,000 Unitrin, Inc.
                        4.875%, 11/01/10.............       611,636
              1,250,000 W.R. Berkley Corp.
                        5.875%, 02/15/13.............     1,220,026
                        XL Capital Europe PLC
                 50,000 5.250%, 09/15/14.............        46,103
                 50,000 6.375%, 11/15/24.............        47,285
                850,000 6.500%, 01/15/12.............       862,619
                                                      -------------
                                                         11,916,298
                                                      -------------
            INTERNET SERVICES & APPLICATIONS -- 0.0%
                 20,000 InterActiveCorp
                        7.000%, 01/15/13.............        20,081
                                                      -------------

            Principal
            Amount                                        Value
            -------------------------------------------------------
            MANUFACTURING -- 0.6%
            $    50,000 Dover Corp.
                        4.875%, 10/15/15............. $      46,240
                810,000 Eastman Kodak Co.
                        7.250%, 11/15/13.............       780,097
                700,000 General Electric Co.
                        5.000%, 02/01/13.............       670,488
                        Honeywell International, Inc.
                 50,000 5.400%, 03/15/16.............        48,241
                 50,000 5.700%, 03/15/36.............        46,749
                100,000 7.500%, 03/01/10.............       105,962
                 25,000 Textron, Inc.
                        4.500%, 08/01/10.............        23,816
                        Tyco International Group SA
                230,000 6.000%, 11/15/13.............       227,860
                 25,000 6.125%, 01/15/09.............        25,168
              1,280,000 6.375%, 10/15/11.............     1,306,083
                 70,000 6.750%, 02/15/11.............        72,223
              1,360,000 6.875%, 01/15/29.............     1,401,885
                410,000 7.000%, 06/15/28.............       427,873
                                                      -------------
                                                          5,182,685
                                                      -------------
            METALS & MINING -- 0.1%
                        Alcan, Inc.
                 40,000 4.500%, 05/15/13.............        36,627
                 25,000 4.875%, 09/15/12.............        23,742
                 50,000 5.750%, 06/01/35.............        44,837
                450,000 Alcoa, Inc.
                        7.375%, 08/01/10.............       475,671
                 25,000 Barrick Gold Finance Co.
                        4.875%, 11/15/14.............        23,089
                        BHP Billiton Finance USA
                        Ltd.
                150,000 4.800%, 04/15/13.............       140,906
                100,000 5.250%, 12/15/15.............        94,836
                130,000 Codelco, Inc.
                        4.750%, 10/15/14(a)..........       118,804

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
                          Falconbridge Ltd.
              $    20,000 5.375%, 06/01/15.......... $      18,232
                   20,000 7.350%, 06/05/12..........        20,833
                   10,000 Inco Ltd. 7.750%, 05/15/12        10,674
                   50,000 Noranda, Inc.
                          5.500%, 06/15/17..........        45,041
                   30,000 Nucor Corp.
                          4.875%, 10/01/12..........        28,375
                  100,000 Vale Overseas Ltd.
                          6.250%, 01/11/16..........        95,250
                   15,000 WMC Financial USA Ltd.
                          5.125%, 05/15/13..........        14,360
                                                     -------------
                                                         1,191,277
                                                     -------------
              MULTIMEDIA -- 1.8%
                1,020,000 AMFM, Inc.
                          8.000%, 11/01/08..........     1,060,494
                          AOL Time Warner, Inc.
                  200,000 6.750%, 04/15/11..........       205,041
                  845,000 7.625%, 04/15/31..........       909,833
                  935,000 7.700%, 05/01/32..........     1,016,207
                1,154,000 AT&T Broadband
                          8.375%, 03/15/13..........     1,281,678
                  700,000 CBS Corp.
                          7.875%, 07/30/30..........       734,623
                          Clear Channel
                          Communications, Inc.
                  240,000 4.250%, 05/15/09..........       227,590
                   25,000 4.500%, 01/15/10..........        23,552
                   50,000 4.625%, 01/15/08..........        48,967
                  685,000 5.000%, 03/15/12..........       628,171
                   50,000 5.500%, 12/15/16..........        43,470
                   20,000 5.750%, 01/15/13..........        18,768
                          Comcast Corp.
                  100,000 4.950%, 06/15/16..........        89,119
                  100,000 5.900%, 03/15/16..........        96,078
                  750,000 6.500%, 11/15/35..........       707,978

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   100,000 7.050%, 03/15/33........... $     101,449
                         Cox Communications, Inc.
                 100,000 4.625%, 01/15/10...........        95,385
                 220,000 7.125%, 10/01/12...........       227,551
               1,700,000 7.750%, 11/01/10...........     1,800,269
                         Gannett Co., Inc.
                 200,000 4.125%, 06/15/08...........       193,982
                  10,000 6.375%, 04/01/12...........        10,119
                         Liberty Media Corp.
                  40,000 3.750%, 02/15/30...........        22,500
                 301,000 6.829%, 09/17/06(b)........       301,632
                 710,000 7.750%, 07/15/09...........       731,475
                 540,000 7.875%, 07/15/09...........       559,049
                  25,000 News America Holdings
                         8.000%, 10/17/16...........        28,016
                         News America, Inc.
                  50,000 5.300%, 12/15/14...........        47,448
                 120,000 6.200%, 12/15/34...........       108,899
                 150,000 6.400%, 12/15/35...........       138,736
                 320,000 6.625%, 01/09/08...........       324,093
                 800,000 Tele-Communications-TCI
                         Group 7.875%, 08/01/13.....       861,805
                 100,000 Thomson Corp.
                         5.500%, 08/15/35...........        86,429
                 680,000 Time Warner Entertainment
                         Co. LP
                         8.375%, 03/15/23-07/15/33..       756,334
                         Time Warner, Inc.
                  80,000 6.875%, 05/01/12...........        82,678
                 100,000 9.125%, 01/15/13...........       114,353
                 150,000 9.150%, 02/01/23...........       177,881
                 660,000 Turner Broadcasting System,
                         Inc. 8.375%, 07/01/13......       726,307
                 370,000 Univision Communications,
                         Inc. 3.875%, 10/15/08......       349,495
                         Viacom, Inc.
                 245,000 5.625%, 08/15/12...........       239,422

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $    50,000 5.750%, 04/30/11(a)....... $      49,111
                1,140,000 6.250%, 04/30/16(a).......     1,106,654
                   50,000 6.875%, 04/30/36(a).......        48,253
                          Walt Disney Co.
                   75,000 6.375%, 03/01/12..........        76,962
                   15,000 7.000%, 03/01/32..........        16,205
                                                     -------------
                                                        16,474,061
                                                     -------------
              OIL & GAS -- 2.1%
                   30,000 Alberta Energy Co. Ltd.
                          Yankee-Dollar
                          7.375%, 11/01/31..........        32,803
                          Amerada Hess Corp.
                   50,000 6.650%, 08/15/11..........        51,388
                1,110,000 7.300%, 08/15/31..........     1,176,274
                  100,000 Anadarko Finance Co.
                          7.500%, 05/01/31..........       107,441
                   25,000 Apache Corp.
                          6.250%, 04/15/12..........        25,602
                   25,000 Apache Finance Canada
                          Corp. 7.750%, 12/15/29....        29,340
                   10,000 BP Canada Finance Co.
                          3.375%, 10/31/07..........         9,723
                  520,000 BP Capital Markets PLC
                          2.750%, 12/29/06..........       513,564
                          Buckeye Partners
                   25,000 4.625%, 07/15/13..........        22,757
                   15,000 5.300%, 10/15/14..........        14,024
                          Burlington Resources
                          Finance Co.
                1,350,000 5.600%, 12/01/06..........     1,349,348
                  100,000 7.400%, 12/01/31..........       114,678
                          Canadian Natural Resources
                          Ltd.
                   25,000 4.900%, 12/01/14..........        23,019
                   50,000 5.850%, 02/01/35..........        45,329

              Principal
              Amount                                     Value
              ----------------------------------------------------
                          ChevronTexaco Capital Co.
              $   100,000 3.375%, 02/15/08.......... $      96,661
                  100,000 3.500%, 09/17/07..........        97,557
                          Conoco Funding Co.
                  190,000 6.350%, 10/15/11..........       195,476
                   65,000 7.250%, 10/15/31..........        73,286
                1,015,000 Conoco, Inc.
                          6.950%, 04/15/29..........     1,104,468
                          ConocoPhillips
                  810,000 4.750%, 10/15/12..........       770,391
                  150,000 8.750%, 05/25/10..........       165,776
                  620,000 Devon Energy Corp.
                          7.950%, 04/15/32..........       714,411
                   25,000 Diamond Offshore Drilling,
                          Inc. 5.150%, 09/01/14.....        23,536
                          Duke Capital Corp.
                  100,000 6.250%, 02/15/13..........       100,963
                   50,000 6.750%, 02/15/32..........        50,629
                   50,000 Duke Energy Field Services
                          LLC 7.875%, 08/16/10......        53,441
                  940,000 Dynegy Holdings, Inc.
                          8.750%, 02/15/12..........       954,100
                          El Paso Corp.
                  560,000 7.750%, 01/15/32..........       545,300
                  690,000 7.800%, 08/01/31..........       670,162
                  220,000 El Paso Natural Gas
                          8.375%, 06/15/32..........       233,997
                          EnCana Corp.
                   20,000 4.600%, 08/15/09..........        19,336
                   50,000 4.750%, 10/15/13..........        46,191
                   30,000 6.500%, 08/15/34..........        29,886
                  100,000 Enterprise Products
                          Operating LP
                          6.375%, 02/01/13..........        99,905
                   50,000 Halliburton Co.
                          5.500%, 10/15/10..........        49,527

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         Kinder Morgan Energy
                         Partners
             $    50,000 5.000%, 12/15/13............ $      45,824
                  25,000 5.125%, 11/15/14............        22,823
                  75,000 5.800%, 03/15/35............        64,001
                  85,000 6.750%, 03/15/11............        86,833
                         Kinder Morgan Finance
                 100,000 5.350%, 01/05/11............        92,134
                 100,000 6.400%, 01/05/36............        81,796
                         Kinder Morgan, Inc.
                  40,000 6.500%, 09/01/12............        38,008
                  20,000 7.250%, 03/01/28............        18,088
                  10,000 Marathon Oil Corp.
                         6.125%, 03/15/12............        10,091
                  25,000 Murphy Oil Corp.
                         6.375%, 05/01/12............        25,328
                  10,000 Nabors Industries, Inc.
                         5.375%, 08/15/12............         9,717
                  25,000 National Fuel Gas Co.
                         5.250%, 03/01/13............        23,942
               1,570,000 National Gas Co. of Trinidad
                         & Tobago Ltd.
                         6.050%, 01/15/36(a).........     1,445,245
                         Nexen, Inc.
                  50,000 5.050%, 11/20/13............        46,795
                  50,000 5.875%, 03/10/35............        44,141
                 100,000 Occidental Petroleum Corp.
                         6.750%, 01/15/12............       105,218
                  20,000 Ocean Energy, Inc.
                         4.375%, 10/01/07............        19,676
                  50,000 PC Financial Partnership
                         5.000%, 11/15/14............        46,433
                         Pemex Project Funding
                         Master Trust
                 100,000 5.750%, 12/15/15(a).........        92,100
               3,760,000 6.625%, 06/15/35(a).........     3,402,800
                 100,000 7.375%, 12/15/14............       103,200

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $   200,000 8.500%, 02/15/08............ $     208,000
                 100,000 8.625%, 02/01/22............       111,800
                         Petro-Canada
                  25,000 4.000%, 07/15/13............        22,116
                  50,000 5.350%, 07/15/33............        42,172
                  25,000 Petrobras International
                         Finance Co.
                         9.750%, 07/06/11............        28,250
                 230,000 Petronas Capital Ltd.
                         7.875%, 05/22/22(a).........       263,261
                 390,000 Petrozuata Finance, Inc.
                         8.220%, 04/01/17(a).........       366,600
                  25,000 Plains All American Pipeline
                         LP/PAA Finance Corp.
                         5.625%, 12/15/13............        24,024
                         Praxair, Inc.
                  25,000 3.950%, 06/01/13............        22,352
                  40,000 6.375%, 04/01/12............        41,054
                  60,000 Sonat, Inc.
                         7.625%, 07/15/11............        60,600
                  60,000 Southern Natural Gas Co.
                         8.000%, 03/01/32............        61,998
                  25,000 Suncor Energy, Inc.
                         7.150%, 02/01/32............        27,787
                 100,000 Talisman Energy, Inc.
                         5.850%, 02/01/37............        88,192
                  10,000 Tennessee Gas Pipeline Co.
                         8.375%, 06/15/32............        10,695
                  25,000 Texaco Capital, Inc.
                         9.750%, 03/15/20............        33,956
                  25,000 Texas Gas Transmission
                         LLC 4.600%, 06/01/15........        22,436
                         Trans-Canada Pipelines Ltd.
                 150,000 4.875%, 01/15/15............       139,726
                  20,000 5.600%, 03/31/34............        18,322
                         Valero Energy Corp.
                 100,000 6.875%, 04/15/12............       103,656
                  85,000 7.500%, 04/15/32............        92,285

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   100,000 Weatherford International,
                          Inc. 4.950%, 10/15/13..... $      93,505
                  100,000 Weatherford International
                          Ltd. 5.500%, 02/15/16.....        95,400
                          Williams Cos., Inc.
                1,000,000 7.750%, 06/15/31..........       985,000
                  140,000 8.750%, 03/15/32..........       152,250
                          XTO Energy, Inc.
                   25,000 5.000%, 01/31/15..........        22,857
                  100,000 5.650%, 04/01/16..........        94,824
                  100,000 6.250%, 04/15/13..........       100,065
                  715,000 7.500%, 04/15/12..........       760,086
                                                     -------------
                                                        19,527,751
                                                     -------------
              PHARMACEUTICALS -- 0.1%
                          Abbott Laboratories
                   10,000 3.500%, 02/17/09..........         9,505
                  100,000 3.750%, 03/15/11..........        91,948
                  100,000 5.875%, 05/15/16..........        99,143
                  190,000 Bristol-Myers Squibb Co.
                          5.750%, 10/01/11..........       189,494
                          Cardinal Health, Inc.
                   10,000 4.000%, 06/15/15..........         8,525
                  100,000 5.850%, 12/15/17..........        95,348
                   50,000 6.750%, 02/15/11..........        51,264
                   20,000 GlaxoSmithKline Capital,
                          Inc. 5.375%, 04/15/34.....        18,268
                          Hospira, Inc.
                   10,000 4.950%, 06/15/09..........         9,763
                   10,000 5.900%, 06/15/14..........         9,802
                   50,000 Merck & Co., Inc.
                          4.750%, 03/01/15..........        45,783
                   25,000 Pfizer, Inc.
                          4.500%, 02/15/14..........        23,413
                          Schering-Plough Corp......
                   40,000 5.300%, 12/01/13..........        38,774
                  130,000 6.500%, 12/01/33..........       133,297

             Principal
             Amount                                       Value
             ---------------------------------------------------------
             $   100,000 Teva Pharmaceutical
                         Finance LLC
                         5.550%, 02/01/16............ $      93,784
                 200,000 Warner-Lambert Co.
                         6.000%, 01/15/08............       201,047
                         Wyeth
                  50,000 5.250%, 03/15/13............        48,676
                 100,000 5.500%, 02/01/14............        96,624
                 100,000 6.000%, 02/15/36............        93,210
                                                      -------------
                                                          1,357,668
                                                      -------------
             REAL ESTATE -- 1.0%
                 470,000 AMB Property LP
                         5.450%, 12/01/10............       464,270
                 500,000 AMB Property LP REIT
                         7.100%, 06/30/08............       511,631
                  50,000 Archstone-Smith Operating
                         Trust REIT
                         3.000%, 06/15/08............        47,490
                  50,000 AvalonBay Communities,
                         Inc. REIT
                         6.125%, 11/01/12............        50,415
                  50,000 Boston Properties, Inc. REIT
                         6.250%, 01/15/13............        50,443
                         Brandywine Operating
                         Partnership LP REIT
                  15,000 4.500%, 11/01/09............        14,296
                  15,000 5.400%, 11/01/14............        14,079
                 680,000 5.750%, 04/01/12............       665,579
                 100,000 6.000%, 04/01/16............        96,647
                         Brookfield Asset
                         Management, Inc. Class A
                  50,000 7.125%, 06/15/12............        52,675
                 100,000 7.375%, 03/01/33............       106,391
                 100,000 Colonial Realty LP
                         5.500%, 10/01/15............        93,469
                         Developers Diversified
                         Realty Corp. REIT
                 770,000 5.000%, 05/03/10............       746,120

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $    50,000 5.375%, 10/15/12............. $      48,050
                 25,000 Duke Realty LP
                        5.400%, 08/15/14.............        23,851
                        EOP Operating LP
                 50,000 4.650%, 10/01/10.............        47,408
                200,000 7.750%, 11/15/07.............       204,950
                 50,000 7.875%, 07/15/31.............        54,879
                        ERP Operating LP
                 25,000 4.750%, 06/15/09.............        24,337
                 50,000 5.250%, 09/15/14.............        47,471
                        Health Care, Inc. REIT
                 20,000 6.000%, 11/15/13.............        19,333
                 15,000 Healthcare Realty Trust, Inc.
                        REIT 5.125%, 04/01/14........        13,822
                 20,000 HRPT Properties Trust REIT
                        6.250%, 08/15/16.............        19,605
                        iStar Financial, Inc. REIT...
                 20,000 4.875%, 01/15/09.............        19,476
                 20,000 5.125%, 04/01/11.............        19,149
                 50,000 5.650%, 09/15/11.............        48,892
                 50,000 5.875%, 03/15/16.............        47,944
                 20,000 6.000%, 12/15/10.............        19,927
                950,000 Kimco Realty Corp. REIT
                        5.584%, 11/23/15.............       908,533
                820,000 Liberty Property-LP REIT
                        8.500%, 08/01/10.............       890,536
                        Prologis REIT
                100,000 5.250%, 11/15/10(a)..........        97,263
                 30,000 5.500%, 03/01/13.............        29,114
                100,000 5.625%, 11/15/15(a)..........        95,485
                780,000 Reckson Operating
                        Partnership LP REIT
                        6.000%, 03/31/16.............       755,280
                        Regency Centers LP REIT
                850,000 5.250%, 08/01/15.............       794,432
                 10,000 6.750%, 01/15/12.............        10,353

               Principal
               Amount                                   Value
               --------------------------------------------------
                           Simon Property Group LP
                           REIT
               $   810,000 4.600%, 06/15/10........ $     776,252
                    75,000 4.875%,
                           03/18/10 -- 08/15/10....        72,395
                   720,000 5.100%, 06/15/15........       665,433
                   100,000 6.375%, 11/15/07........       100,416
                   790,000 United Dominion Realty
                           Trust, Inc. REIT
                           6.050%, 06/01/13........       779,647
                   100,000 Vornado Realty L.P. REIT
                           5.600%, 02/15/11........        98,025
                    20,000 Weingarten Realty
                           Investments REIT
                           4.857%, 01/15/14........        18,495
                                                    -------------
                                                        9,664,258
                                                    -------------
               RETAIL -- 0.3%
                           Autozone, Inc.
                    50,000 5.500%, 11/15/15........        45,100
                    20,000 5.875%, 10/15/12........        19,286
                           CVS Corp.
                    25,000 3.875%, 11/01/07........        24,338
                    40,000 4.000%, 09/15/09........        37,852
                   150,000 4.875%, 09/15/14........       137,100
                    85,000 Federated Department
                           Stores 6.625%, 04/01/11.        87,292
                           Home Depot, Inc.
                    80,000 3.750%, 09/15/09........        75,865
                    50,000 5.200%, 03/01/11........        49,088
                   125,000 5.400%, 03/01/16........       119,823
                           JC Penney Corp., Inc.
                    50,000 7.400%, 04/01/37........        52,374
                    50,000 7.950%, 04/01/17........        55,862
                           Limited Brands
                    25,000 5.250%, 11/01/14........        22,833
                    25,000 6.125%, 12/01/12........        24,554

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
                          Lowe's Cos., Inc.
              $   100,000 5.500%, 10/15/35.......... $      90,839
                   50,000 8.250%, 06/01/10..........        54,538
                          May Department Stores Co.
                   50,000 4.800%, 07/15/09..........        48,625
                   50,000 5.750%, 07/15/14..........        48,562
                   30,000 8.750%, 05/15/29..........        35,900
                   20,000 McDonald's Corp.
                          5.750%, 03/01/12..........        20,033
                          Target Corp.
                  520,000 4.000%, 06/15/13..........       470,742
                   30,000 5.400%, 10/01/08..........        29,895
                   50,000 7.000%, 07/15/31..........        55,045
                          Wal-Mart Stores, Inc.
                   50,000 4.000%, 01/15/10..........        47,529
                  100,000 4.550%, 05/01/13..........        93,426
                  150,000 5.250%, 09/01/35..........       130,879
                  500,000 6.875%, 08/10/09..........       517,778
                                                     -------------
                                                         2,395,158
                                                     -------------
              SAVINGS & LOAN -- 0.0%
                   50,000 AmSouth Bank NA
                          4.850%, 04/01/13..........        46,972
                   50,000 Charter One Bank FSB
                          6.375%, 05/15/12..........        51,751
                   25,000 Greenpoint Financial Corp.
                          3.200%, 06/06/08..........        23,816
                  250,000 Washington Mutual Bank
                          6.875%, 06/15/11..........       261,065
                          Washington Mutual, Inc.
                   50,000 4.000%, 01/15/09..........        48,017
                   25,000 4.375%, 01/15/08..........        24,492
                   10,000 World Savings Bank FSB
                          4.500%, 06/15/09..........         9,691
                                                     -------------
                                                           465,804
                                                     -------------

             Principal
             Amount                                       Value
             ------------------------------------------------------
             SOFTWARE -- 0.1%
             $    50,000 Dun & Bradstreet Corp.
                         5.500%, 03/15/11............ $      49,166
                         First Data Corp.
                 150,000 3.375%, 08/01/08............       143,208
                  60,000 3.900%, 10/01/09............        56,769
                 150,000 4.950%, 06/15/15............       139,119
                 200,000 Oracle Corp.
                         5.000%, 01/15/11............       193,015
                                                      -------------
                                                            581,277
                                                      -------------
             TELECOMMUNICATIONS -- 2.6%
                         ALLTEL Corp.
                  35,000 7.000%, 07/01/12............        36,937
                  50,000 7.875%, 07/01/32............        56,056
                         America Movil SA de CV
                  10,000 4.125%, 03/01/09............         9,484
                 100,000 5.500%, 03/01/14............        92,394
                  50,000 6.375%, 03/01/35............        43,461
                 200,000 AT&T Corp.
                         8.000%, 11/15/31............       229,621
                         AT&T Wireless Services, Inc.
                 840,000 7.875%, 03/01/11............       904,782
               1,000,000 8.750%, 03/01/31............     1,226,024
                 910,000 AT&T, Inc.
                         5.300%, 11/15/10............       887,851
                         BellSouth Corp.
                  50,000 4.200%, 09/15/09............        47,668
                 240,000 4.750%, 11/15/12............       222,531
                  50,000 5.200%, 09/15/14............        46,520
                 150,000 6.000%, 11/15/34............       133,294
                  25,000 6.550%, 06/15/34............        23,805
                         British Telecommunications
                         PLC
                 150,000 8.125%, 12/15/10............       164,680
                 150,000 8.625%, 12/15/30............       184,351

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $    40,000 CenturyTel, Inc.
                         7.875%, 08/15/12........... $      42,281
                  30,000 Cingular Wireless LLC
                         6.500%, 12/15/11...........        30,742
                         Cisco Systems, Inc.
                 150,000 5.250%, 02/22/11...........       147,218
                 100,000 5.500%, 02/22/16...........        96,023
                         Deutsche Telekom
                         International Finance BV
                 150,000 5.250%, 07/22/13...........       140,910
                 460,000 5.750%, 03/23/16...........       434,152
                 950,000 8.000%, 06/15/10...........     1,019,891
                 750,000 8.250%, 06/15/30...........       865,912
                 150,000 9.250%, 06/01/32...........       189,246
                         Embarq Corp.
                  50,000 6.738%, 06/01/13...........        49,849
                 995,000 7.082%, 06/01/16...........       989,534
                  50,000 7.995%, 06/01/36...........        50,255
                         France Telecom SA
               1,130,000 7.750%, 03/01/11...........     1,213,852
                 610,000 8.500%, 03/01/31...........       733,997
                         GTE Corp.
                 100,000 6.940%, 04/15/28...........        97,695
                  48,000 7.510%, 04/01/09...........        49,882
                 100,000 GTE North, Inc.
                         5.650%, 11/15/08...........        98,993
                  50,000 Harris Corp.
                         5.000%, 10/01/15...........        45,791
                         Nextel Communications, Inc.
                 125,000 6.875%, 10/31/13...........       125,733
                 525,000 7.375%, 08/01/15...........       534,386
                  50,000 Pacific Bell
                         7.125%, 03/15/26...........        51,200
                         Royal KPN NV
                 630,000 8.000%, 10/01/10...........       668,226
                 100,000 8.375%, 10/01/30...........       107,353
                         SBC Communications, Inc.
                 150,000 4.125%, 09/15/09...........       142,509

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $ 2,270,000 5.100%, 09/15/14......... $   2,105,911
                   50,000 5.625%, 06/15/16.........        47,394
                   50,000 6.450%, 06/15/34.........        47,528
                          Sprint Capital Corp.
                2,270,000 6.000%, 01/15/07.........     2,273,044
                  100,000 6.875%, 11/15/28.........       100,741
                  420,000 8.375%, 03/15/12.........       464,057
                  600,000 8.750%, 03/15/32.........       723,541
                          TCI Communications
                1,560,000 Finance 9.650%, 03/31/27.     1,663,358
                          Telecom Italia Capital SA
                   50,000 4.000%, 01/15/10.........        46,789
                  170,000 4.950%, 09/30/14.........       152,194
                  435,000 5.250%,
                          11/15/13 - 10/01/15......       399,242
                   50,000 6.000%, 09/30/34.........        43,171
                   50,000 6.375%, 11/15/33.........        45,208
                          Telefonica Emisones SAU
                  710,000 6.421%, 06/20/16.........       708,527
                  710,000 7.045%, 06/20/36.........       709,613
                  200,000 Telefonica Europe BV
                          7.750%, 09/15/10.........       212,169
                          Telefonos de Mexico SA
                   50,000 4.750%, 01/27/10.........        47,617
                  100,000 5.500%, 01/27/15.........        91,537
                  100,000 Telus Corp.
                          8.000%, 06/01/11.........       108,290
                  100,000 Verizon Florida, Inc.
                          6.125%, 01/15/13.........        97,672
                          Verizon Global Funding
                          Corp.
                   50,000 4.000%, 01/15/08.........        48,737
                   55,000 6.875%, 06/15/12.........        57,043
                  200,000 7.250%, 12/01/10.........       209,453
                  960,000 7.750%, 12/01/30.........     1,035,406
                  100,000 Verizon Maryland, Inc.
                          6.125%, 03/01/12.........        98,982

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $    30,000 Verizon New England, Inc.
                          6.500%, 09/15/11......... $      30,009
                          Vodafone Group PLC
                  200,000 7.750%, 02/15/10.........       211,385
                  100,000 7.875%, 02/15/30.........       110,161
                                                    -------------
                                                       24,123,868
                                                    -------------
              TRANSPORTATION -- 0.1%
                          Burlington Northern Santa
                          Fe Corp.
                   50,000 4.875%, 01/15/15.........        46,636
                  100,000 7.000%, 12/15/25.........       107,779
                  175,000 7.125%, 12/15/10.........       184,236
                   25,000 Canadian National Railway
                          Co. 4.250%, 08/01/09.....        24,004
                  100,000 CSX Corp.
                          7.950%, 05/01/27.........       118,456
                   25,000 Fedex Corp.
                          3.500%, 04/01/09.........        23,620
                   35,000 Kowloon Canton Railway
                          Corp. 8.000%, 03/15/10...        37,557
                   50,000 MTR Corp.
                          7.500%, 02/04/09.........        52,135
                          Norfolk Southern Corp.
                  200,000 7.250%, 02/15/31.........       222,072
                  175,000 7.800%, 05/15/27.........       203,670
                          Union Pacific Corp.
                   20,000 5.375%, 05/01/14.........        19,388
                   10,000 6.500%, 04/15/12.........        10,301
                                                    -------------
                                                        1,049,854
                                                    -------------
              UTILITIES-ELECTRIC -- 1.7%
                          Alabama Power Co.
                   25,000 3.125%, 05/01/08.........        23,900
                   25,000 3.500%, 11/15/07.........        24,295
                          Appalachian Power Co.
                  100,000 5.000%, 06/01/17.........        89,786
                   50,000 5.800%, 10/01/35.........        44,612

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Arizona Public Service
             $    25,000 5.800%, 06/30/14........... $      24,166
                  50,000 6.500%, 03/01/12...........        50,630
                  50,000 Centerpoint Energy Houston
                         5.750%, 01/15/14...........        48,870
                  20,000 Cincinnati Gas & Electric
                         5.700%, 09/15/12...........        19,602
                  10,000 Cleveland Electric
                         Illuminating Co.
                         5.650%, 12/15/13...........         9,694
                         Consolidated Edison Co. of
                         New York
                  50,000 4.700%, 06/15/09...........        48,713
                  70,000 6.450%, 12/01/07...........        70,681
                  15,000 Constellation Energy Group,
                         Inc. 7.600%, 04/01/32......        16,352
                         Consumers Energy Co.
                  20,000 4.000%, 05/15/10...........        18,620
                  25,000 4.250%, 04/15/08...........        24,299
                  50,000 5.150%, 02/15/17...........        45,564
                  25,000 5.375%, 04/15/13...........        23,992
                  25,000 5.500%, 08/15/16...........        23,557
                  20,000 Dayton Power & Light Co.
                         5.125%, 10/01/13...........        19,108
                         Dominion Resources, Inc.
                 130,000 4.125%, 02/15/08...........       126,728
                  50,000 4.750%, 12/15/10...........        47,724
                 220,000 5.125%, 12/15/09...........       214,544
                  65,000 5.250%, 08/01/33...........        60,467
                 230,000 5.700%, 09/17/12...........       225,067
                  15,000 6.750%, 12/15/32...........        14,909
                 100,000 7.195%, 09/15/14...........       105,066
                         Duke Energy Corp.
               1,375,000 4.200%, 10/01/08...........     1,328,177
                 100,000 5.300%, 10/01/15...........        95,634
                 140,000 5.625%, 11/30/12...........       138,337
                  80,000 6.250%, 01/15/12...........        81,378

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $    50,000 Empresa Nacional de
                          Electricidad SA
                          8.500%, 04/01/09.......... $      52,778
                   30,000 Energy East Corp.
                          6.750%, 06/15/12..........        31,005
                          Exelon Corp.
                   50,000 4.450%, 06/15/10..........        47,583
                  470,000 5.625%, 06/15/35..........       412,293
                  200,000 Exelon Generation Co. LLC
                          6.950%, 06/15/11..........       208,531
                          FirstEnergy Corp.
                  720,000 5.500%, 11/15/06..........       719,145
                  100,000 6.450%, 11/15/11..........       101,752
                1,230,000 7.375%, 11/15/31..........     1,319,607
                          Florida Power & Light Co.
                   75,000 4.950%, 06/01/35..........        62,211
                  100,000 5.400%, 09/01/35..........        88,665
                          Florida Power Corp.
                   50,000 4.500%, 06/01/10..........        47,823
                   50,000 4.800%, 03/01/13..........        46,982
                   25,000 Georgia Power Co.
                          4.875%, 07/15/07..........        24,796
                          Hydro-Quebec
                  500,000 6.300%, 05/11/11..........       514,420
                  100,000 8.050%, 07/07/24..........       124,173
                   20,000 Jersey Central Power &
                          Light 5.625%, 05/01/16....        19,206
                  550,000 Korea Electric Power Corp.
                          4.250%, 09/12/07(a).......       540,021
                   15,000 Metropolitan Edison Co.
                          4.875%, 04/01/14..........        13,775
                          MidAmerican Energy Co.
                   15,000 4.650%, 10/01/14..........        13,708
                  100,000 5.125%, 01/15/13..........        96,065
                   50,000 6.750%, 12/30/31..........        52,385

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         MidAmerican Energy
                         Holdings Co.
             $    80,000 3.500%, 05/15/08............ $      76,753
                  50,000 5.000%, 02/15/14............        46,720
                  50,000 6.125%, 04/01/36(a).........        46,739
               1,050,000 Niagara Mohawk Power
                         Corp. 7.750%, 10/01/08......     1,092,646
                         Nisource Finance Corp.
                  50,000 5.400%, 07/15/14............        47,586
                 100,000 5.450%, 09/15/20............        90,261
                 100,000 Northern States Power Corp.
                         5.250%, 07/15/35............        86,097
                         Oncor Electric Delivery Co.
                 210,000 6.375%, 01/15/15............       210,487
                 160,000 7.000%,
                         09/01/22 -- 05/01/32........       165,966
                         Pacific Gas & Electric Co.
                  15,000 3.600%, 03/01/09............        14,240
                  20,000 4.200%, 03/01/11............        18,702
                  25,000 4.800%, 03/01/14............        23,296
                 315,000 6.050%, 03/01/34............       297,302
                  50,000 Pacificorp
                         5.250%, 06/15/35............        43,055
                  50,000 Peco Energy Co.
                         3.500%, 05/01/08............        48,102
                  80,000 PPL Electric Utilities Corp.
                         6.250%, 08/15/09............        81,048
                         PPL Energy Supply LLC
                  25,000 5.400%, 08/15/14............        23,694
                 100,000 6.400%, 11/01/11............       101,289
                         PSE&G Power LLC
               1,145,000 3.750%, 04/01/09............     1,084,906
                  20,000 5.000%, 04/01/14............        18,449
                  25,000 5.500%, 12/01/15............        23,580
                 150,000 7.750%, 04/15/11............       160,546
                 100,000 PSI Energy, Inc.
                         5.000%, 09/15/13............        93,946

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
                        Public Service Co. of
                        Colorado
            $    50,000 4.375%, 10/01/08............. $      48,600
                 35,000 7.875%, 10/01/12.............        38,675
                        Public Service Electric & Gas
                        Co.
                 50,000 4.000%, 11/01/08.............        48,087
                 25,000 5.000%, 08/15/14.............        23,597
                        Scottish Power PLC
                 50,000 4.910%, 03/15/10.............        48,359
                 25,000 5.810%, 03/15/25.............        23,328
                 50,000 South Carolina Electric &
                        Gas 5.300%, 05/15/33.........        44,152
                        Southern California Edison
                        Co.
                 50,000 5.000%, 01/15/16.............        46,518
                 50,000 5.625%, 02/01/36.............        45,071
                 40,000 6.000%, 01/15/34.............        38,194
                        TXU Corp.
              1,100,000 4.800%, 11/15/09.............     1,046,492
                180,000 5.550%, 11/15/14.............       163,263
                835,000 6.550%, 11/15/34.............       733,534
              2,190,000 TXU Energy Co. LLC
                        7.000%, 03/15/13.............     2,235,416
                 15,000 Union Electric Co.
                        5.100%, 10/01/19.............        13,449
                        Virginia Electric & Power Co.
                200,000 4.750%, 03/01/13.............       185,513
                100,000 5.400%, 01/15/16.............        94,178
                 30,000 Wisconsin Electric Power
                        4.500%, 05/15/13.............        27,915
                                                      -------------
                                                         16,401,147
                                                      -------------
            UTILITIES-GAS -- 0.0%
                 20,000 AGL Capital Corp.
                        6.000%, 10/01/34.............        18,233

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $    30,000 Atmos Energy Corp.
                         5.125%, 01/15/13........... $      28,230
                 200,000 KeySpan Corp.
                         7.625%, 11/15/10...........       212,045
                  50,000 Oneok, Inc.
                         6.000%, 06/15/35...........        44,115
                  50,000 Sempra Energy
                         4.750%, 05/15/09...........        48,618
                  50,000 Southern California Gas Co.
                         4.375%, 01/15/11...........        47,370
                  20,000 Southern Union Co.
                         7.600%, 02/01/24...........        20,390
                                                     -------------
                                                           419,001
                                                     -------------
             UTILITIES-WATER -- 0.0%
                         United Utilities PLC
                  25,000 4.550%, 06/19/18...........        21,197
                  50,000 5.375%, 02/01/19...........        45,260
                                                     -------------
                                                            66,457
                                                     -------------
                                                       325,493,672
                                                     -------------
             Total Corporate Bonds And Notes
             (Cost $332,488,596)                       325,493,672
                                                     -------------
             U.S. GOVERNMENT & AGENCY
              OBLIGATIONS -- 59.9%
             FEDERAL FARM CREDIT BANK -- 0.1%
                         Federal Farm Credit Bank
                 100,000 3.000%, 04/15/08...........        95,832
                 100,000 4.125%, 07/17/09...........        96,387
                 200,000 4.250%, 10/10/08...........       195,103
                 200,000 4.875%, 02/18/11...........       195,084
                                                     -------------
                                                           582,406
                                                     -------------
             FEDERAL HOME LOAN BANK SYSTEM -- 1.1%
                         Federal Home Loan Bank
                         System
               1,200,000 3.250%, 12/17/07...........     1,162,667

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

                 Principal
                 Amount                               Value
                 ----------------------------------------------
                 $ 2,090,000 3.625%,
                             01/15/08 -- 11/14/08 $   2,016,694
                     500,000 3.750%, 08/18/09....       476,856
                     500,000 4.000%, 03/10/08....       488,138
                   1,250,000 4.250%,
                             09/26/08 -- 11/02/10     1,213,232
                   1,000,000 4.375%, 03/17/10....       964,904
                     500,000 4.500%, 09/16/13....       470,333
                     300,000 4.625%, 01/18/08....       296,177
                      50,000 4.650%, 08/22/08....        49,188
                     100,000 5.050%, 01/26/15....        96,715
                   2,500,000 5.250%,
                             10/03/07 -- 06/10/11     2,487,595
                     200,000 5.375%,
                             05/18/16 -- 08/15/18       196,789
                      75,000 5.625%, 06/13/16....        74,076
                     500,000 6.000%, 04/25/16....       497,390
                                                  -------------
                                                     10,490,754
                                                  -------------
                 FEDERAL HOME LOAN MORTGAGE CORP. -- 8.4%
                             Federal Home Loan
                             Mortgage Corp.
                   1,000,000 2.750%, 03/15/08....       956,094
                      50,000 3.500%, 03/24/08....        48,384
                     863,663 4.000%,
                             11/01/19 -- 02/01/20       797,163
                   1,190,000 4.125%,
                             07/12/10 -- 10/18/10     1,131,443
                     300,000 4.250%,
                             05/23/08 -- 05/22/13       290,963
                   1,500,000 4.375%,
                             11/16/07 -- 07/17/15     1,461,638
                   2,026,067 4.500%,
                             08/22/07 -- 08/01/35     1,878,252
                   1,520,000 4.625%,
                             02/21/08 -- 07/28/10     1,492,638
                   2,570,000 4.650%, 10/10/13....     2,415,206
                     450,000 4.750%, 01/18/11....       436,665

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $ 1,500,000 4.875%,
                          02/17/09 -- 11/15/13..... $   1,455,633
               29,351,129 5.000%, 08/15/12 -- TBA..    27,492,629
                  200,000 5.100%, 03/14/08.........       198,572
                  900,000 5.125%,
                          10/15/08 -- 03/10/14.....       886,470
                  100,000 5.200%, 03/05/19.........        93,810
                2,550,000 5.250%,
                          02/24/11 -- 04/18/16.....     2,509,555
                  100,000 5.300%, 05/12/20.........        91,833
               22,138,554 5.500%, 04/24/09 -- TBA..    21,385,450
                1,040,000 5.625%, 11/23/35.........       947,452
                8,427,065 6.000%, 06/15/11 -- TBA..     8,373,873
                  400,000 6.250%, 07/15/32.........       434,236
                1,331,877 6.500%,
                          06/14/24 -- 06/01/32.....     1,342,790
                1,500,000 6.875%, 09/15/10.........     1,576,703
                  764,907 7.000%,
                          05/01/30 -- 12/01/33.....       783,594
                  246,049 7.500%,
                          09/01/29 -- 05/01/31.....       254,838
                  232,598 8.000%,
                          07/01/30 -- 05/01/31.....       245,354
                                                    -------------
                                                       78,981,238
                                                    -------------
              FEDERAL HOME LOAN PC -- 0.6%
                          Federal Home Loan PC
                3,023,003 4.500%,
                          12/01/18 -- 03/01/36.....     2,834,537
                3,230,613 5.000%,
                          02/01/19 -- 07/01/19.....     3,114,558
                                                    -------------
                                                        5,949,095
                                                    -------------
              FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 26.0%
                          Federal National Mortgage
                          Association
                  230,000 2.710%, 01/30/07.........       226,323

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

               Principal
               Amount                                  Value
               -------------------------------------------------
               $ 1,500,000 3.000%, 08/15/07....... $   1,459,509
                   100,000 3.125%, 03/16/09.......        94,105
                   500,000 3.250%, 11/15/07.......       485,313
                   500,000 3.375%, 12/15/08.......       476,476
                 1,200,000 3.875%, 07/15/08.......     1,163,654
                 2,343,629 4.000%,
                           05/01/19 -- 10/01/20...     2,164,745
                   200,000 4.150%, 09/10/09.......       192,453
                   350,000 4.200%,
                           03/24/08 -- 06/08/09...       338,737
                 1,125,000 4.250%,
                           09/15/07 -- 05/15/09...     1,092,182
                22,327,952 4.500%, 06/01/18 -- TBA    20,672,444
                 2,844,043 4.505%, 08/01/13(b)....     2,659,880
                 2,370,000 4.610%, 10/10/13.......     2,222,814
                   800,000 4.625%, 10/15/14.......       753,865
                 1,000,000 4.750%, 08/25/08.......       985,638
                 2,603,697 4.975%, 12/01/13(b)....     2,499,068
                65,121,433 5.000%, 04/15/15 -- TBA    61,466,573
                 1,200,000 5.125%, 04/15/11.......     1,181,911
                   730,000 5.200%, 11/08/10.......       717,708
                   100,000 5.400%, 11/30/07.......        99,742
                79,196,233 5.500%, 01/01/18 -- TBA    76,487,469
                   100,000 5.750%, 02/17/22.......        94,530
                   200,000 5.800%, 02/09/26.......       192,509
                36,368,877 6.000%, 10/01/08 -- TBA    35,947,907
                   100,000 6.070%, 05/12/16.......        99,769
                   100,000 6.250%, 01/25/21.......        98,107
                22,479,006 6.500%, 05/01/16 -- TBA    22,639,212
                   840,000 6.625%, 09/15/09 --
                           11/15/30...............       878,153
                 4,290,313 7.000%, 01/01/28 -- TBA     4,392,342
                   500,000 7.250%, 05/15/30.......       606,243
                   541,342 7.500%, 10/01/15 --
                           03/01/31...............       561,414
                   218,637 8.000%, 07/01/25.......       229,096

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $    46,639 8.500%,
                          12/01/26 -- 07/01/27...... $      50,087
                                                     -------------
                                                       243,229,978
                                                     -------------
              GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 5.9%
                          Government National
                          Mortgage Association
                  694,233 4.500%,
                          09/15/33 -- 10/15/33......       638,638
               20,098,856 5.000%, 07/15/33 -- TBA...    19,040,527
               14,730,391 5.500%, 02/15/33 -- TBA...    14,284,692
               18,646,389 6.000%,
                          02/15/26 -- 07/15/35......    18,518,435
                1,873,645 6.500%, 08/15/28 -- TBA...     1,898,939
                  529,792 7.000%,
                          01/15/23 -- 04/15/29......       546,445
                  364,749 7.500%,
                          10/15/22 -- 09/15/29......       381,475
                   77,562 8.000%,
                          10/15/29 -- 07/15/30......        82,365
                                                     -------------
                                                        55,391,516
                                                     -------------
              TENNESSEE VALLEY AUTHORITY -- 0.1%
                          Tennessee Valley Authority
                  100,000 4.375%, 06/15/15..........        92,208
                   25,000 4.650%, 06/15/35..........        21,491
                  100,000 6.150%, 01/15/38..........       107,801
                   50,000 6.250%, 12/15/17..........        52,807
                  125,000 6.750%, 11/01/25..........       141,362
                                                     -------------
                                                           415,669
                                                     -------------
              U.S. TREASURY BONDS -- 3.8%
                          United States Treasury
                          Bonds
                  580,000 3.324%, 11/15/21 #,(c)....       256,141
                1,938,536 2.000%, 01/15/26 #........     1,774,821
                3,263,000 4.500%, 02/15/36..........     2,925,740

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

                Principal
                Amount                                 Value
                ------------------------------------------------
                $ 2,530,000 5.250%,
                            11/15/28 -- 02/15/29.. $   2,518,860
                      5,000 5.375%, 02/15/31......         5,086
                    750,000 6.000%, 02/15/26......       812,402
                  3,000,000 6.125%,
                            11/15/27 -- 08/15/29..     3,328,672
                  3,620,000 6.250%,
                            08/15/23 -- 05/15/30..     4,029,672
                    400,000 6.500%, 11/15/26......       458,875
                  4,000,000 6.625%, 02/15/27......     4,657,500
                    400,000 6.875%, 08/15/25......       474,312
                    500,000 7.125%, 02/15/23......       598,203
                  3,300,000 7.250%,
                            05/15/16 -- 08/15/22..     3,884,211
                  1,000,000 7.500%, 11/15/16......     1,182,812
                    400,000 7.625%, 02/15/25......       508,000
                    800,000 8.000%, 11/15/21......     1,023,125
                  2,750,000 8.125%,
                            08/15/19 -- 08/15/21..     3,510,450
                  1,000,000 8.750%, 08/15/20......     1,339,219
                    500,000 9.125%, 05/15/18......       669,571
                    150,000 10.375%, 11/15/12.....       160,090
                    800,000 12.000%, 08/15/13.....       909,094
                    400,000 13.250%, 05/15/14.....       485,781
                                                   -------------
                                                      35,512,637
                                                   -------------
                U.S. TREASURY NOTES - 12.9%
                            United States Treasury
                            Notes
                  1,258,526 2.000%, 01/15/16......     1,201,843
                 10,581,746 2.375%, 04/15/11......    10,540,001
                  5,000,000 2.500%, 10/31/06......     4,956,835
                 14,125,000 2.625%,
                            05/15/08 -- 03/15/09..    13,450,433
                    500,000 2.750%, 08/15/07......       486,446
                  1,000,000 3.000%, 11/15/07......       970,898
                  1,500,000 3.125%, 09/15/08......     1,437,304

                 Principal
                 Amount                               Value
                 ----------------------------------------------
                 $ 3,500,000 3.250%,
                             08/15/07 -- 08/15/08 $   3,400,078
                   3,000,000 3.375%,
                             02/15/08 -- 10/15/09     2,879,610
                   6,990,000 3.500%,
                             08/15/09 -- 02/15/10     6,647,423
                   4,275,000 3.625%,
                             07/15/09 -- 06/15/10     4,078,081
                   8,000,000 3.750%, 05/15/08....     7,797,816
                  10,000,000 3.875%,
                             07/15/10 -- 02/15/13     9,508,907
                   6,350,000 4.000%,
                             09/30/07 -- 02/15/14     6,152,235
                   2,675,000 4.125%,
                             08/15/10 -- 05/15/15     2,519,471
                   7,955,000 4.250%,
                             11/30/07 -- 11/15/14     7,605,212
                   5,178,000 4.375%,
                             01/31/08 -- 08/15/12     5,087,064
                   9,270,000 4.500%,
                             02/15/09 -- 02/15/16     8,934,003
                   1,000,000 4.625%, 03/31/08....       990,547
                   3,180,000 4.750%,
                             11/15/08 -- 05/15/14     3,131,717
                   9,835,000 4.875%,
                             05/31/08 -- 02/15/12     9,743,806
                   2,500,000 5.000%,
                             02/15/11 -- 08/15/11     2,493,027
                   3,950,000 5.125%, 05/15/16....     3,945,371
                   1,000,000 5.500%,
                             02/15/08 -- 05/15/09     1,007,675
                   1,000,000 5.625%, 05/15/08....     1,007,891
                     500,000 5.750%, 08/15/10....       512,285
                                                  -------------
                                                    120,485,979
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             UNITED STATES TREASURY INFLATION INDEXED
             BONDS -- 1.0%
                         United States Treasury
                         Inflation Indexed Bonds
             $   350,976 1.875%, 07/15/13#,(h)....... $     337,170
                 246,873 2.000%,
                         01/15/14 -- 07/15/14#,(h)...       237,861
               2,917,496 2.375%, 01/15/25#,(h).......     2,839,544
                 499,171 3.375%, 01/15/12#,(h).......       522,882
               4,832,462 3.625%, 04/15/28#,(h).......     5,734,210
                                                      -------------
                                                          9,671,667
                                                      -------------
             Total U.S. Government & Agency
              Obligations
              (Cost $575,444,849)....................   560,710,939
                                                      -------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 1.1%
                  50,000 Hellenic Republic
                         6.950%, 03/04/08............        51,130
                 250,000 Malaysia 7.500%, 07/15/11...       266,390
                 100,000 Poland Government
                         International Bond
                         5.000%, 10/19/15............        93,701
                  50,000 Province of British Columbia
                         4.300%, 05/30/13............        47,447
                         Province of Manitoba
                  50,000 4.450%, 04/12/10............        48,298
                 200,000 9.625%, 12/01/18............       266,569
                  20,000 Province of Nova Scotia
                         5.750%, 02/27/12............        20,152
                         Province of Ontario
                 100,000 3.125%, 05/02/08............        95,787
                  15,000 3.500%, 09/17/07............        14,648
                  50,000 3.625%, 10/21/09............        47,183
                 100,000 4.500%, 02/03/15............        92,979
                  50,000 5.450%, 04/27/16............        49,513
                         Province of Quebec
                  50,000 4.600%, 05/26/15............        46,305
                  50,000 4.875%, 05/05/14............        47,635

                Principal
                Amount                                 Value
                ------------------------------------------------
                $   200,000 7.125%, 02/09/24...... $     228,029
                     50,000 7.500%, 09/15/29......        60,328
                    100,000 Region of Lombardy
                            5.804%, 10/25/32......        99,390
                    100,000 Republic of Egypt
                            4.450%, 09/15/15......        92,564
                            Republic of Chile
                     50,000 5.500%, 01/15/13......        48,875
                     20,000 7.125%, 01/11/12......        21,000
                     50,000 Republic of Hungary
                            4.750%, 02/03/15              45,827
                            Republic of Italy
                    100,000 3.250%, 05/15/09......        94,217
                     50,000 3.750%, 12/14/07......        48,783
                    500,000 4.000%, 06/16/08......       486,307
                    250,000 4.375%, 06/15/13......       233,821
                    200,000 6.875%, 09/27/23......       220,909
                            Republic of Korea
                     30,000 4.250%, 06/01/13......        27,131
                     50,000 4.875%, 09/22/14......        46,485
                    100,000 5.625%, 11/03/25......        93,790
                    100,000 8.875%, 04/15/08......       105,735
                            Republic of Poland
                     50,000 5.250%, 01/15/14......        48,203
                     25,000 6.250%, 07/03/12......        25,580
                  2,090,000 Russian Federation
                            5.000%, 03/31/30 (d)..     2,224,387
                            South African Republic
                     35,000 6.500%, 06/02/14......        34,913
                    100,000 7.375%, 04/25/12......       104,000
                            State of Israel
                    100,000 4.625%, 06/15/13......        92,610
                    250,000 5.500%,
                            12/04/23 -- 04/26/24..       248,052
                            United Mexican States
                    150,000 4.625%, 10/08/08......       146,250

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   112,000 5.625%, 01/15/17.......... $     104,160
                  200,000 6.375%, 01/16/13..........       200,500
                   30,000 6.625%, 03/03/15..........        30,375
                   75,000 6.750%, 09/27/34..........        72,938
                2,123,000 7.500%, 04/08/33..........     2,255,688
                   50,000 8.000%, 09/24/22..........        55,750
                   75,000 8.125%, 12/30/19..........        84,750
                  540,000 8.300%, 08/15/31..........       623,700
                  300,000 8.375%, 01/14/11..........       327,000
                   75,000 11.375%, 09/15/16.........       102,188
                   20,000 11.500%, 05/15/26.........        29,500
                                                     -------------
                                                         9,951,472
                                                     -------------
                                                         9,951,472
                                                     -------------
              Total Foreign Government Obligations
               (Cost $9,698,252)....................     9,951,472
                                                     -------------
              COMMON STOCKS -- 0.0%
              Shares                                     Value
              ----------------------------------------------------
                    1,732 Applied Extrusion
                          Technologies, Inc. Class B
                          #*........................         6,928
                      880 Globix Corp.(e)...........             0
                  367,973 Home Interiors & Gifts,
                          Inc.(e)...................        36,798
                                                     -------------
                                                            43,726
                                                     -------------
              Total Common Stocks
               (Cost $213,037)......................        43,726
                                                     -------------

              Shares                                    Value
              ---------------------------------------------------
              PREFERRED STOCKS -- 0.0%
                  18,300 General Motors Acceptance
                         Corp. Class B Convertible
                         5.250%.................... $     338,550
              Total Preferred Stocks
               (Cost $343,972).....................       338,550
                                                    -------------

              Principal
              Amount                                    Value
              ---------------------------------------------------
              MUNICIPALS -- 0.1%
              CALIFORNIA -- 0.0%
              $   50,000 Alameda Corridor
                         Transportation Authority
                         (MBIA) 6.600%, 10/01/29...        53,391
                                                    -------------
              ILLINOIS -- 0.0%
                  50,000 State of Illinois G.O.
                         4.950%, 06/01/23..........        45,399
                  50,000 State of Illinois G.O.
                         5.100%, 06/01/33..........        44,685
                                                    -------------
                                                           90,084
                                                    -------------
              NEW JERSEY -- 0.1%
                 100,000 New Jersey Economic
                         Development Authority,
                         Ser. A (MBIA)
                         7.425%, 02/15/29..........       117,878
                   5,000 New Jersey State Turnpike
                         Authority Rev. Bond
                         Prerefunded, Ser. B
                         (AMBAC)
                         4.252%, 01/01/16..........         4,493
                  95,000 New Jersey State Turnpike
                         Authority Rev. Bond
                         Unrefunded Balance, Ser. B
                         (AMBAC)
                         4.252%, 01/01/16..........        86,489
                                                    -------------
                                                          208,860
                                                    -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             OREGON - 0.0%
             $    50,000 Oregon School Boards
                         Association, Rev. Bond (FSA)
                         5.528%, 06/30/28............ $      47,081
                  50,000 State of Oregon G.O.
                         5.762%, 06/01/23............        49,095
                 100,000 State of Oregon G.O.
                         5.892%, 06/01/27............        98,993
                                                      -------------
                                                            195,169
                                                      -------------
             WISCONSIN - 0.0%
                  50,000 State of Wisconsin, Rev.
                         Bond, Ser. A (FSA)
                         5.700%, 05/01/26............        48,241
                                                      -------------
             Total Municipals
              (Cost $620,347)........................       595,745
                                                      -------------
             PURCHASED OPTIONS - 0.0%
             CALL OPTIONS - 0.0%
                 127,500 Eurodollar Futures Strike
                         94.00 Expires 09/18/2006....        53,550
                  87,500 Eurodollar Futures Strike
                         94.50 Expires 09/18/2006....         5,250
                 175,000 Eurodollar Futures Strike
                         94.50 Expires 12/18/2006....        18,812
                   9,000 United States Treasury
                         Bonds Futures Strike 108
                         Expires 08/25/2006..........         5,344
                                                      -------------
                                                             82,956
                                                      -------------
             Total Purchased Options
              (Cost $290,722)........................        82,956
                                                      -------------
             SHORT-TERM INVESTMENTS - 10.2%
             COMMERCIAL PAPER - 1.7%
               9,200,000 Atlantic Asset Security
                         5.167%, 07/13/06............     9,184,222
                 380,000 Government of Canada
                         4.780%, 09/20/06............       375,845

            Principal
            Amount                                             Value
            -------------------------------------------------------------
            $ 3,100,000    Liberty Street Funding
                           Corp. 4.968%, 07/20/06......... $   3,091,443
              4,000,000    Sheffield Receivables Corp.
                           4.930%, 07/18/06...............     3,990,140
                                                           -------------
                                                              16,641,650
                                                           -------------
            GOVERNMENT & AGENCY SECURITIES - 0.1%
                560,000    Federal National Mortgage
                           Association
                           4.760%, 09/25/06 (c)...........       553,559
                                                           -------------
            MUTUAL FUND - 2.2%
             20,555,036    Goldman Sachs Prime
                           Obligations Fund
                           5.099% (f).....................    20,555,036
                                                           -------------
            REPURCHASE AGREEMENTS - 6.2%
             36,000,000    Merrill Lynch Repurchase
                           Agreement dated 06/30/06 at
                           5.140% to be repurchased at
                           $36,015,420 on 07/03/06
                           collateralized by $36,905,000
                           Federal National Mortgage
                           Association 6.000% due
                           05/25/11 with a value of
                           $36,760,652....................    36,000,000
             21,879,000    State Street Bank & Trust
                           Co., Repurchase Agreement,
                           dated 6/30/06 at 2.500% to
                           be repurchased at
                           $21,883,558 on 07/03/06
                           collateralized by $22,880,000
                           U.S. Treasury Note at
                           4.375% due 08/15/12 with a
                           value of $22,316,649...........    21,879,000
                                                           -------------
                                                              57,879,000
                                                           -------------
            Total Short-Term Investments
             (Cost $95,629,244)...........................    95,629,245
                                                           -------------
            Total Investments - 106.0%
             (Cost $1,014,729,019)........................   992,846,304
                                                           -------------
            Liabilities in excess of other assets - (6.0)%   (56,298,667)
                                                           -------------
            Total Net Assets - 100.0%..................... $ 936,547,638
                                                           =============

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)


Notes to the Portfolio of Investments:

        #   -   A portion or all of the security was held on loan. As of
                June 30, 2006, the market value of the securities
                loaned was $76,834,549 and the collateral received
                consisted of cash in the amount of $78,410,094.
        *   -   Non-income producing security.
        (a) -   144A securities. Securities restricted for resale to
                Qualified Institutional Buyers.
        (b) -   Indicates a variable rate security. The rate shown
                reflects the current interest rate in effect at June 30,
                2006.
        (c) -   Security is issued with a zero coupon. Income is
                recognized through the accretion of discount.
        (d) -   Step-up Bond. Coupon rate increases in increments to
                maturity. Rate disclosed is as of June 30, 2006.
                Maturity date disclosed is the ultimate maturity.
        (e) -   Represents a security which is fair-valued.
        (f) -   Rate quoted represents the seven day yield of the
                Fund.
        (g) -   Indicates an affiliated issuer. See table below for more
                information.
        (h) -   Represents a Treasury Inflation --Protected Security
                (TIPS). The interest and redemption payments for
                TIPS are tied to inflation as measured by the
                Consumer Price Index.

Security Abbreviations:

AMBAC-- American Municipal Bond Assurance Corp.
FSA-- Financial Security Assurance Co.
MBIA-- Municipal Bond Insurance Association.
REIT-- Real Estate Investment Trust
TBA-- To be announced

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)

Futures Contracts:

                                                                                                 Unrealized
  Number of     Face                                        Expiration  Notional    Notional   Appreciation /
  Contracts     Value          Underlying Securities           Date       Cost       Value     (Depreciation)
------------- ---------- ---------------------------------- ---------- ----------- ----------- --------------
Long Position
-------------
     112      28,000,000 EuroDollar Futures                  Sep-2006  $26,536,248 $26,437,600   $ (98,648)
      4        1,000,000 EuroDollar Futures                  Dec-2006      956,270     944,050     (12,220)
     12        3,000,000 EuroDollar Futures                  Mar-2008    2,844,584   2,836,500      (8,084)
     15        1,500,000 U.S. Treasury Bond Futures          Sep-2006    1,594,880   1,599,844       4,964
     257      25,700,000 U.S. Treasury Note 5 Year Futures   Sep-2006   26,688,301  26,575,406    (112,895)
     88        8,800,000 U.S. Treasury Note 5 Year Futures   Sep-2006    9,148,378   9,099,750     (48,628)
     46        4,600,000 U.S. Treasury Note 10 Year Futures  Sep-2006    4,845,902   4,823,531     (22,371)
                                                                                                 ---------
                                                                                                 $(297,882)
                                                                                                 =========

Written Options:

                                                Exercise Expiration  Current
              Description             Contracts  Price     Month      Value
              -----------             --------- -------- ---------- --------
  Call Options:
  -------------
  EuroDollar Futures                     15      95.500   Sep-2006  $    (94)
  EuroDollar Futures                     79      95.000   Sep-2006      (494)
  EuroDollar Futures                     77      94.750   Sep-2006    (1,925)
  EuroDollar Futures                     14      94.875   Sep-2006      (175)
  U.S. Treasury Bonds Futures            12     109.000   Aug-2006    (4,125)
  U.S. Treasury Bonds Futures             3     108.000   Aug-2006    (1,781)
  U.S. Treasury Notes 5 Year Futures      5     105.500   Aug-2006      (156)
  U.S. Treasury Notes 5 Year Futures     10     105.000   Aug-2006      (469)
  U.S. Treasury Notes 10 Year Futures    32     108.000   Aug-2006    (1,000)
  U.S. Treasury Notes 10 Year Futures    21     107.000   Aug-2006    (1,969)
  U.S. Treasury Notes 10 Year Futures    17     105.000   Nov-2006   (17,265)
                                                                    --------
                                                                    $(29,453)
                                                                    ========

  Put Options:
  ------------
  EuroDollar Futures                     12      94.500   Sep-2006  $ (4,200)
  U.S. Treasury Bonds Futures            33     105.000   Aug-2006   (17,531)
  U.S. Treasury Notes 5 Year Futures     11     103.500   Aug-2006    (5,500)
                                                                    --------
  (premiums received $130,459)                                      $(27,231)
                                                                    ========

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2006 (Unaudited) (continued)


Affiliated Issuer:

                            Par Purchased     Par Sold               Income Earned
                               For the        For the                   For the
   Security      Par held     six months     six months    Par held    six months
  Description   at 12/31/05 Ended 06/30/06 Ended 06/30/06 at 3/31/06 Ended 06/30/06
--------------- ----------- -------------- -------------- ---------- --------------
MetLife, Inc.,
5.500% 06/15/14   25,000          --             --         25,000       $  691
MetLife, Inc.,
6.375% 06/15/34   50,000          --             --         50,000        1,603

   The accompanying notes are an integral part of the financial statements.

 Statements of Assets and Liabilities
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited)

                                                                           MetLife       MetLife       MetLife        MetLife
                                                                         Investment    Investment    Investment     Investment
                                                                        International Small Company Large Company   Diversified
                                                                         Stock Fund    Stock Fund    Stock Fund      Bond Fund
                                                                        ------------- ------------- ------------- --------------
ASSETS
   Investments in securities, at cost.................................. $456,887,590  $424,883,312  $736,737,020  $1,014,729,019
--------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see accompanying Portfolio of
 Investments) (Note 2)................................................. $570,419,829  $461,466,741  $819,742,556  $  992,846,304
Cash...................................................................           --           148        34,650       6,183,199
Cash, denominated in foreign currency (cost $5,946,817)................    6,046,366            --            --              --
Receivables for:
   Investment securities sold..........................................    1,515,331    20,911,403     7,334,661       2,183,878
   Capital share subscriptions.........................................      307,672       106,276       247,816         285,941
   Interest............................................................       19,453        34,433        74,078       7,909,378
   Dividends...........................................................      929,392       368,816       767,826              --
   Foreign tax reclaims................................................      181,025            --        56,336             783
   Variation margin on open futures contracts (Note 2).................           --        33,488            --         121,704
Prepaid expenses.......................................................        9,976        13,688         9,313          19,233
                                                                        ------------  ------------  ------------  --------------
   Total assets........................................................  579,429,044   482,934,993   828,267,236   1,009,550,420
                                                                        ------------  ------------  ------------  --------------
LIABILITIES
Payables for:
   Investment securities purchased.....................................    1,025,417    19,129,488     4,035,378      72,229,065
   Variation margin on open futures contracts (Note 2).................           --            --        24,235              --
   Options written (premiums received $130,459) (Note 6)...............           --            --            --          56,684
Payable to Adviser.....................................................      314,774       268,138       356,048         320,350
Payable to Administrator -- Class R....................................        4,853         3,254         6,782           8,735
Payable to Distributor -- Class R......................................        5,939         3,913         8,385          11,033
Payable to Directors...................................................        4,381         4,386         4,392           4,363
Accrued expenses.......................................................      244,545       228,836       253,669         372,552
                                                                        ------------  ------------  ------------  --------------
   Total liabilities...................................................    1,599,909    19,638,015     4,688,889      73,002,782
                                                                        ------------  ------------  ------------  --------------
NET ASSETS............................................................. $577,829,135  $463,296,978  $823,578,347  $  936,547,638
                                                                        ============  ============  ============  ==============
--------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.................................................. $    341,846  $    305,540  $    664,449  $      809,351
Additional paid-in capital.............................................  432,661,010   315,493,291   794,670,053     917,047,832
Undistributed net investment income....................................   15,710,195     1,479,776    12,951,979      59,978,706
Accumulated net realized gain (loss) on investments, futures contracts,
 option contracts and foreign currency transactions....................   15,550,188   109,335,552   (67,803,556)    (19,181,429)
Net unrealized appreciation (depreciation) on investments,
 translation of assets and liabilities in foreign currencies, futures
 contracts and option contracts........................................  113,565,896    36,682,819    83,095,422     (22,106,822)
                                                                        ------------  ------------  ------------  --------------
                                                                        $577,829,135  $463,296,978  $823,578,347  $  936,547,638
                                                                        ============  ============  ============  ==============
Net Assets Attributable To:
   I Shares............................................................ $547,064,765  $443,108,164  $780,961,925  $  881,081,967
                                                                        ============  ============  ============  ==============
   R Shares............................................................ $ 30,764,370  $ 20,188,814  $ 42,616,422  $   55,465,671
                                                                        ============  ============  ============  ==============
Capital shares outstanding
   I Shares............................................................   32,352,057    29,209,655    62,985,408      76,117,170
                                                                        ============  ============  ============  ==============
   R Shares............................................................    1,832,517     1,344,346     3,459,487       4,817,926
                                                                        ============  ============  ============  ==============
Net asset value per share
   I Shares............................................................ $      16.91  $      15.17  $      12.40  $        11.58
                                                                        ============  ============  ============  ==============
   R Shares............................................................ $      16.79  $      15.02  $      12.32  $        11.51
                                                                        ============  ============  ============  ==============

   The accompanying notes are an integral part of the financial statements.

 Statements of Operations
 MetLife Investment Funds, Inc. / For the six months ended June 30, 2006 (Unaudited)

                                                                MetLife       MetLife       MetLife       MetLife
                                                              Investment    Investment    Investment    Investment
                                                             International Small Company Large Company  Diversified
                                                              Stock Fund    Stock Fund    Stock Fund     Bond Fund
                                                             ------------- ------------- ------------- ------------
INVESTMENT INCOME
Dividends(a)................................................  $ 9,856,930  $  1,994,400  $  7,175,560  $      2,988
Interest....................................................      113,884       244,298       310,111    23,956,832
Income from securities lending..............................      286,538       121,795            --       123,937
                                                              -----------  ------------  ------------  ------------
 Total income...............................................   10,257,352     2,360,493     7,485,671    24,083,757
                                                              -----------  ------------  ------------  ------------
EXPENSES
Management fee (Note 3).....................................    2,049,398     1,499,586     2,181,260     1,961,304
Distribution fee (Note 3) -- Class R........................       35,585        23,536        49,964        64,528
Administration fee (Note 3) -- Class R......................       14,234         9,414        19,986        25,811
Custodian fees..............................................      357,750       182,400       177,272       202,722
Professional fees...........................................       71,884        62,473        98,111       113,407
Printing expense............................................       56,647        45,142       117,386       127,670
Directors' fees & expenses..................................       10,598        34,680        33,959        33,637
Transfer Agent fees.........................................       16,618        13,642        18,394        17,319
Miscellaneous expenses......................................       28,990        26,781        43,510        73,889
                                                              -----------  ------------  ------------  ------------
 Total expenses before directed brokerage arrangements......    2,641,704     1,897,654     2,739,842     2,620,287
Less:
Expenses paid under directed brokerage arrangements (Note 4)      (16,384)       (5,331)      (56,699)           --
                                                              -----------  ------------  ------------  ------------
 Net expenses...............................................    2,625,320     1,892,323     2,683,143     2,620,287
                                                              -----------  ------------  ------------  ------------
 Net investment income......................................    7,632,032       468,170     4,802,528    21,463,470
                                                              -----------  ------------  ------------  ------------
REALIZED and UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on:...............................
   Investments..............................................   24,203,052    58,765,673    15,772,143    (5,720,258)
   Futures contracts........................................           --       (24,703)     (237,521)     (959,982)
   Options written..........................................           --            --            --      (818,791)
   Foreign currency transactions............................     (107,154)           --            --            --
                                                              -----------  ------------  ------------  ------------
 Total realized gain (loss).................................   24,095,898    58,740,970    15,534,622    (7,499,031)
                                                              -----------  ------------  ------------  ------------
 Net change in unrealized appreciation (depreciation) on:
   Investments..............................................   24,161,629   (32,777,048)  (13,527,350)  (21,940,242)
   Futures contracts........................................           --       141,416       294,664      (465,132)
   Options written..........................................           --            --            --       116,033
   Foreign currency transactions............................      (67,448)           --            29            --
                                                              -----------  ------------  ------------  ------------
 Total unrealized appreciation (depreciation)...............   24,094,181   (32,635,632)  (13,232,657)  (22,289,341)
                                                              -----------  ------------  ------------  ------------
 Total realized and unrealized gain (loss) on investments...   48,190,079    26,105,338     2,301,965   (29,788,372)
                                                              -----------  ------------  ------------  ------------
 Net increase (decrease) in net assets from operations......  $55,822,111  $ 26,573,508  $  7,104,493  $ (8,324,902)
                                                              ===========  ============  ============  ============

(a) Net of foreign taxes withheld...........................  $ 1,087,824  $        547  $     75,762  $     10,081

   The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
 MetLife Investment Funds, Inc.

                                                                                MetLife Investment
                                                                             International Stock Fund
                                                                            --------------------------
                                                                            Period ended   Year ended
                                                                            June 30, 2006 December 31,
                                                                             (Unaudited)      2005
                                                                            ------------- ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income...................................................... $  7,632,032  $  8,367,410
Net realized gain (loss) on security transactions, futures contracts,
 option contracts, and foreign currency transactions.......................   24,095,898    68,155,201
Net increase (decrease) in unrealized appreciation (depreciation) of investments, futures contracts, option contracts and foreign currency
 transactions..............................................................   24,094,181    (3,560,753)
                                                                            ------------  ------------
  Net increase (decrease) in net assets resulting from operations..........   55,822,111    72,961,858
                                                                            ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
 I Shares..................................................................           --    (6,573,701)
 R Shares..................................................................           --      (207,861)
From net realized gains on investment transactions
 I Shares..................................................................           --            --
 R Shares..................................................................           --            --
                                                                            ------------  ------------
 Total distributions to shareholders.......................................           --    (6,781,562)
                                                                            ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
 I Shares..................................................................   17,869,055    41,544,149
 R Shares..................................................................    5,040,191    11,208,998
Distributions reinvested
 I Shares..................................................................           --     6,573,701
 R Shares..................................................................           --       207,861
Cost of shares repurchased
 I Shares..................................................................  (43,422,358)  (71,858,797)
 R Shares..................................................................   (2,045,786)   (1,549,373)
                                                                            ------------  ------------
 Net increase (decrease) from capital share transactions...................  (22,558,898)  (13,873,461)
                                                                            ------------  ------------
Net increase in net assets.................................................   33,263,213    52,306,835
                                                                            ------------  ------------
NET ASSETS
Beginning of period........................................................  544,565,922   492,259,087
                                                                            ------------  ------------
End of period.............................................................. $577,829,135  $544,565,922
                                                                            ============  ============
Undistributed net investment income........................................ $ 15,710,195  $  8,078,163
                                                                            ============  ============
CAPITAL SHARES I Shares
Capital shares outstanding, beginning of period............................   33,898,315    35,418,343
Capital shares issued......................................................    1,071,807     3,015,588
Capital shares from distributions reinvested...............................           --       469,886
Capital shares redeemed....................................................   (2,618,065)   (5,005,502)
                                                                            ------------  ------------
Capital shares outstanding, end of period..................................   32,352,057    33,898,315
                                                                            ============  ============
CAPITAL SHARES R Shares
Capital shares outstanding, beginning of period............................    1,652,207       930,079
Capital shares issued......................................................      304,319       820,288
Capital shares from distributions reinvested...............................           --        14,911
Capital shares redeemed....................................................     (124,009)     (113,071)
                                                                            ------------  ------------
Capital shares outstanding, end of period..................................    1,832,517     1,652,207
                                                                            ============  ============

   The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
 MetLife Investment Funds, Inc.

    MetLife Investment           MetLife Investment          MetLife Investment
 Small Company Stock Fund     Large Company Stock Fund      Diversified Bond Fund
--------------------------   --------------------------  --------------------------
Period ended    Year ended   Period ended   Year ended   Period ended   Year ended
June 30, 2006  December 31,  June 30, 2006 December 31,  June 30, 2006 December 31,
 (Unaudited)       2005       (Unaudited)      2005       (Unaudited)      2005
-------------  ------------  ------------- ------------  ------------- ------------
$    468,170   $  1,005,606  $  4,802,528  $  8,210,988  $ 21,463,470  $ 38,554,197
  58,740,970     53,109,157    15,534,622    30,923,651    (7,499,031)   (1,922,634)
 (32,635,632)   (22,237,887)  (13,232,657)   14,311,760   (22,289,341)  (18,448,944)
------------   ------------  ------------  ------------  ------------  ------------
  26,573,508     31,876,876     7,104,493    53,446,399    (8,324,902)   18,182,619
------------   ------------  ------------  ------------  ------------  ------------
          --       (481,027)           --    (8,794,979)           --   (29,266,698)
          --             --            --      (254,117)           --    (1,217,898)
          --    (18,728,221)           --            --            --            --
          --       (611,042)           --            --            --            --
------------   ------------  ------------  ------------  ------------  ------------
          --    (19,820,290)           --    (9,049,096)           --   (30,484,596)
------------   ------------  ------------  ------------  ------------  ------------
  12,299,719     30,127,378    26,893,557    65,373,744    53,753,412   111,196,906
   3,918,704      7,206,847     7,108,673    15,513,203    10,303,231    21,711,899
          --     19,209,248            --     8,794,979            --    29,266,698
          --        611,042            --       254,117            --     1,217,899
 (28,683,702)   (55,378,511)  (31,761,765)  (89,316,709)  (37,246,001)  (89,895,011)
  (1,444,706)    (1,070,744)   (1,554,828)   (1,844,880)   (2,663,564)   (2,303,322)
------------   ------------  ------------  ------------  ------------  ------------
 (13,909,985)       705,260       685,637    (1,225,546)   24,147,078    71,195,069
------------   ------------  ------------  ------------  ------------  ------------
  12,663,523     12,761,846     7,790,130    43,171,757    15,822,176    58,893,092
------------   ------------  ------------  ------------  ------------  ------------
 450,633,455    437,871,609   815,788,217   772,616,460   920,725,462   861,832,370
------------   ------------  ------------  ------------  ------------  ------------
$463,296,978   $450,633,455  $823,578,347  $815,788,217  $936,547,638  $920,725,462
============   ============  ============  ============  ============  ============
$  1,479,776   $  1,011,606  $ 12,951,979  $  8,149,451  $ 59,978,706  $ 38,515,236
============   ============  ============  ============  ============  ============
  30,286,646     30,671,582    63,375,479    64,501,879    74,697,121    70,433,144
     799,885      2,195,949     2,140,027     5,548,437     4,619,366     9,422,707
          --      1,375,036            --       734,138            --     2,490,783
  (1,876,876)    (3,955,921)   (2,530,098)   (7,408,975)   (3,199,317)   (7,649,513)
------------   ------------  ------------  ------------  ------------  ------------
  29,209,655     30,286,646    62,985,408    63,375,479    76,117,170    74,697,121
============   ============  ============  ============  ============  ============
   1,181,577        690,867     3,015,079     1,832,982     4,158,276     2,403,890
     258,300        524,521       568,859     1,316,918       889,652     1,846,815
          --         44,055            --        21,283            --       103,916
     (95,531)       (77,866)     (124,451)     (156,104)     (230,002)     (196,345)
------------   ------------  ------------  ------------  ------------  ------------
   1,344,346      1,181,577     3,459,487     3,015,079     4,817,926     4,158,276
============   ============  ============  ============  ============  ============

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                         International Stock Fund -- I Shares
                                                         ------------------------------------------------------------------
                                                                                        Year ended December 31,
                                                         Six months ended -------------------------------------------------
                                                         June 30, 2006(3)   2005      2004*     2003*     2002*      2001*
                                                         ---------------- --------  --------  --------  --------   --------
NET ASSET VALUE
 Beginning of period....................................     $  15.32     $  13.54  $  11.96  $   9.27  $  12.45   $  19.58
                                                             --------     --------  --------  --------  --------   --------
OPERATIONS
 Net investment income(1)...............................         0.22+        0.23+     0.17+     0.15+     0.08       0.03
 Net realized and unrealized gain (loss) on investments.         1.37         1.74      1.58      2.62     (2.83)     (4.22)
                                                             --------     --------  --------  --------  --------   --------
 Total from investment operations.......................         1.59         1.97      1.75      2.77     (2.75)     (4.19)
                                                             --------     --------  --------  --------  --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................           --        (0.19)    (0.17)    (0.08)    (0.07)     (0.21)
 Distributions from net realized gains on investments...           --           --        --        --     (0.36)     (2.73)
                                                             --------     --------  --------  --------  --------   --------
 Total distributions....................................           --        (0.19)    (0.17)    (0.08)    (0.43)     (2.94)
                                                             --------     --------  --------  --------  --------   --------
NET ASSET VALUE
 End of period..........................................     $  16.91     $  15.32  $  13.54  $  11.96  $   9.27   $  12.45
                                                             ========     ========  ========  ========  ========   ========
TOTAL RETURN(2).........................................        10.38%       14.68%    14.84%    30.04%   (22.31)%   (21.44)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)............     $547,065     $519,371  $479,714  $420,060  $331,996   $368,195
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.90%(4)     0.89%     0.89%     0.90%     0.90%      0.86%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.90%(4)     0.89%     0.89%     0.90%     0.90%      0.86%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.89%(4)     0.88%     0.89%     0.89%     0.89%      0.85%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         2.66%(4)     1.66%     1.38%     1.50%     0.91%      0.70%
   After repayment/reimbursements and directed
    brokerage arrangements..............................         2.66%(4)     1.66%     1.39%     1.51%     0.92%      0.71%
 Portfolio turnover rate................................        17.38%       93.04%    48.47%    48.31%    54.15%     68.20%
--------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                        International Stock Fund -- R Shares
                                                       ------------------------------------------------------------------
                                                                                                         For the period
                                                                         Year ended December 31,        October 1, 2002
                                                       Six months ended ------------------------  (commencement of operations)
                                                       June 30, 2006(3)   2005    2004*    2003*     to December 31, 2002*
                                                       ---------------- -------  -------  ------  ----------------------------
NET ASSET VALUE
 Beginning of period..................................     $ 15.25      $ 13.49  $ 11.92  $ 9.27             $ 8.67
                                                           -------      -------  -------  ------             ------
OPERATIONS
 Net investment income (loss)(1)......................        0.20+        0.17+    0.11+   0.01+             (0.01)
 Net realized and unrealized gain on investments......        1.34         1.73     1.59    2.71               0.61
                                                           -------      -------  -------  ------             ------
 Total from investment operations.....................        1.54         1.90     1.70    2.72               0.60
                                                           -------      -------  -------  ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................          --        (0.14)   (0.13)  (0.07)                --
 Distributions from net realized gains on
  investments.........................................          --           --       --      --                 --
                                                           -------      -------  -------  ------             ------
 Total distributions..................................          --        (0.14)   (0.13)  (0.07)                --
                                                           -------      -------  -------  ------             ------
NET ASSET VALUE
 End of period........................................     $ 16.79      $ 15.25  $ 13.49  $11.92             $ 9.27
                                                           =======      =======  =======  ======             ======
TOTAL RETURN(2).......................................       10.16%       14.26%   14.47%  29.49%              6.92%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)..........     $30,764      $25,195  $12,545  $3,793             $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements)...........................        1.25%(4)     1.25%    1.24%   1.24%              1.25%(4)
   After repayments/reimbursements and before
    directed brokerage arrangements...................        1.25%(4)     1.25%    1.24%   1.24%              1.25%(4)
   After repayments/reimbursements and directed
    brokerage arrangements............................        1.24%(4)     1.25%    1.23%   1.24%              1.25%(4)
 Ratios of net investment income (loss) to average net
  assets:
   Before repayments/reimbursements and directed
    brokerage arrangements............................        2.39%(4)     1.23%    0.93%   0.20%             (0.51)%(4)
   After repayments/reimbursements and directed
    brokerage arrangements............................        2.39%(4)     1.23%    0.94%   0.20%             (0.51)%(4)
 Portfolio turnover rate..............................       17.38%       93.04%   48.47%  48.31%             54.15%(5)
------------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                        Small Company Stock Fund -- I Shares
                                                         ------------------------------------------------------------------
                                                                                       Year ended December 31,
                                                         Six months ended -------------------------------------------------
                                                         June 30, 2006(3)   2005      2004*     2003*     2002*      2001*
                                                         ---------------- --------  --------  --------  --------   --------
NET ASSET VALUE
 Beginning of period....................................     $  14.32     $  13.96  $  12.16  $   8.51  $  11.28   $  17.23
                                                             --------     --------  --------  --------  --------   --------
OPERATIONS
 Net investment income(1)...............................         0.02+        0.03+     0.03+     0.03+     0.01       0.06
 Net realized and unrealized gain (loss) on investments.         0.83         0.35      1.78      3.63     (2.68)     (0.15)
                                                             --------     --------  --------  --------  --------   --------
 Total from investment operations.......................         0.85         0.38      1.81      3.66     (2.67)     (0.09)
                                                             --------     --------  --------  --------  --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................           --        (0.02)    (0.01)    (0.01)    (0.05)     (0.01)
 Distributions from net realized gains on investments...           --           --        --        --     (0.05)     (5.85)
                                                             --------     --------  --------  --------  --------   --------
 Total distributions....................................           --        (0.02)    (0.01)    (0.01)    (0.10)     (5.86)
                                                             --------     --------  --------  --------  --------   --------
NET ASSET VALUE
 End of period..........................................     $  15.17     $  14.32  $  13.96  $  12.16  $   8.51   $  11.28
                                                             ========     ========  ========  ========  ========   ========
TOTAL RETURN(2).........................................         5.86%        7.28%    14.94%    43.06%   (23.72)%     1.57%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)............     $443,108     $433,848  $428,279  $375,847  $221,015   $276,788
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.79%(4)     0.78%     0.74%     0.79%     0.76%      0.77%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.79%(4)     0.78%     0.74%     0.79%     0.76%      0.77%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.79%(4)     0.78%     0.74%     0.79%     0.76%      0.74%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.21%(4)     0.24%     0.23%     0.27%     0.24%      0.41%
   After repayment/reimbursements and directed
    brokerage arrangements..............................         0.21%(4)     0.24%     0.23%     0.27%     0.24%      0.44%
 Portfolio turnover rate................................        54.92%       69.79%    54.17%    83.46%    52.35%     94.86%
---------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                      Small Company Stock Fund -- R Shares
                                                   -----------------------------------------------------------------------
                                                                                                         For the period
                                                                       Year ended December 31,          October 1, 2002
                                                   Six months ended -------------------------     (commencement of operations)
                                                   June 30, 2006(3)   2005     2004*     2003*       to December 31, 2002*
                                                   ---------------- -------   ------   ------     ----------------------------
NET ASSET VALUE
 Beginning of period..............................     $ 14.21      $ 13.89   $12.12   $ 8.50                $ 8.19
                                                       -------      -------   ------   ------                ------
OPERATIONS
 Net investment income (loss)(1)..................       (0.01)       (0.02)+  (0.01)+  (0.01)+                0.01
 Net realized and unrealized gain (loss) on
  investments.....................................        0.82         0.34     1.78     3.63                  0.30
                                                       -------      -------   ------   ------                ------
 Total from investment operations.................        0.81         0.32     1.77     3.62                  0.31
                                                       -------      -------   ------   ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............          --           --       --    (0.00)(6)                --
 Distributions from net realized gains on
  investments.....................................          --           --       --       --                    --
                                                       -------      -------   ------   ------                ------
 Total distributions..............................          --           --       --    (0.00)                   --
                                                       -------      -------   ------   ------                ------
NET ASSET VALUE
 End of period....................................     $ 15.02      $ 14.21   $13.89   $12.12                $ 8.50
                                                       =======      =======   ======   ======                ======
TOTAL RETURN(2)...................................        5.70%        6.81%   14.60%   42.64%                 3.79%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)......     $20,189      $16,785   $9,593   $2,916                $    1
 Ratios of expenses to average net assets:
  Before repayments/reimbursements and directed
    brokerage arrangements........................        1.14%(4)     1.14%    1.09%    1.14%                 1.11%(4)
  After repayments/reimbursements and before
    directed brokerage arrangements...............        1.14%(4)     1.14%    1.09%    1.14%                 1.11%(4)
  After repayments/reimbursements and directed
    brokerage arrangements........................        1.14%(4)     1.13%    1.09%    1.14%                 1.11%(4)
 Ratios of net investment income (loss) to
  average net assets:
  Before repayments/reimbursements and directed
    brokerage arrangements........................       (0.13)%(4)   (0.11)%  (0.10)%  (0.10)%                0.20%(4)
  After repayments/reimbursements and directed
    brokerage arrangements........................       (0.12)%(4)   (0.11)%  (0.10)%  (0.10)%                0.20%(4)
 Portfolio turnover rate..........................       54.92%       69.79%   54.17%   83.46%                52.35%(5)
-----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
(6)Amount is less than $.005 per share.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                         Large Company Stock Fund -- I Shares
                                                         ------------------------------------------------------------------
                                                                                        Year ended December 31,
                                                         Six months ended -------------------------------------------------
                                                         June 30, 2006(3)   2005      2004*     2003*     2002*      2001*
                                                         ---------------- --------  --------  --------  --------   --------
NET ASSET VALUE
 Beginning of period....................................     $  12.29     $  11.65  $  10.68  $   8.39  $  10.95   $  13.98
                                                             --------     --------  --------  --------  --------   --------
OPERATIONS
 Net investment income(1)...............................         0.07+        0.12+     0.14+     0.10+     0.07       0.05
 Net realized and unrealized gain (loss) on investments.         0.04         0.65      0.92      2.25     (2.57)     (2.26)
                                                             --------     --------  --------  --------  --------   --------
 Total from investment operations.......................         0.11         0.77      1.06      2.35     (2.50)     (2.21)
                                                             --------     --------  --------  --------  --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................           --        (0.13)    (0.09)    (0.06)    (0.06)     (0.10)
 Distributions from net realized gains on investments...           --           --        --        --        --      (0.72)
                                                             --------     --------  --------  --------  --------   --------
 Total distributions....................................           --        (0.13)    (0.09)    (0.06)    (0.06)     (0.82)
                                                             --------     --------  --------  --------  --------   --------
NET ASSET VALUE
 End of period..........................................     $  12.40     $  12.29  $  11.65  $  10.68  $   8.39   $  10.95
                                                             ========     ========  ========  ========  ========   ========
TOTAL RETURN(2).........................................         0.90%        6.64%    10.04%    28.14%   (22.84)%   (15.74)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)............     $780,962     $778,908  $751,357  $648,073  $432,891   $472,712
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.65%(4)     0.64%     0.64%     0.63%     0.70%      0.69%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.65%(4)     0.64%     0.64%     0.63%     0.70%      0.69%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.63%(4)     0.63%     0.62%     0.62%     0.67%      0.68%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         1.16%(4)     1.03%     1.30%     1.10%     0.85%      0.67%
   After repayment/reimbursements and directed
    brokerage arrangements..............................         1.18%(4)     1.03%     1.32%     1.12%     0.88%      0.68%
 Portfolio turnover rate................................         3.10%       35.20%    37.75%    26.89%    60.04%     71.67%
--------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                    Large Company Stock Fund -- R Shares
                                                   -------------------------------------------------------------------
                                                                                                     For the period
                                                                     Year ended December 31,        October 1, 2002
                                                   Six months ended ------------------------  (commencement of operations)
                                                   June 30, 2006(3)   2005    2004*    2003*     to December 31, 2002*
                                                   ---------------- -------  -------  ------  ----------------------------
NET ASSET VALUE
 Beginning of period..............................     $ 12.23      $ 11.60  $ 10.64  $ 8.38             $ 7.76
                                                       -------      -------  -------  ------             ------
OPERATIONS
 Net investment income(1).........................        0.05+        0.08+    0.12+   0.04+              0.01
 Net unrealized and unrealized gain on
  investments.....................................        0.04         0.65     0.90    2.28               0.61
                                                       -------      -------  -------  ------             ------
                                                          0.09         0.73     1.02    2.32               0.62
                                                       -------      -------  -------  ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............          --        (0.10)   (0.06)  (0.06)                --
 Distributions from net realized gains on
  investments.....................................          --           --       --      --                 --
                                                       -------      -------  -------  ------             ------
 Total distributions..............................          --        (0.10)   (0.06)  (0.06)                --
                                                       -------      -------  -------  ------             ------
NET ASSET VALUE
 End of period....................................     $ 12.32      $ 12.23  $ 11.60  $10.64             $ 8.38
                                                       =======      =======  =======  ======             ======
TOTAL RETURN(2)...................................        0.74%        6.22%    9.64%  27.71%              7.99%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)..........     $42,616      $36,880  $21,259  $6,516             $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements........................        1.00%(4)     0.99%    0.99%   0.98%              1.05%(4)
   After repayments/reimbursements and before
    directed brokerage arrangements...............        1.00%(4)     0.99%    0.99%   0.98%              1.05%(4)
   After repayments/reimbursements and directed
    brokerage arrangements........................        0.98%(4)     0.99%    0.97%   0.96%              1.05%(4)
 Ratios of net investment income to average net
  assets:
   Before repayments/reimbursements and directed
    brokerage arrangements........................        0.82%(4)     0.68%    1.08%   0.72%              0.59%(4)
   After repayments/reimbursements and directed
    brokerage arrangements........................        0.83%(4)     0.69%    1.10%   0.74%              0.59%(4)
 Portfolio turnover rate..........................        3.10%       35.20%   37.75%  26.89%             60.04%(5)
------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                          Diversified Bond Fund -- I Shares
                                                         -------------------------------------------------------------------
                                                                                        Year ended December 31,
                                                         Six months ended --------------------------------------------------
                                                         June 30, 2006(5)   2005      2004*     2003*     2002*   2001(3)(4)*
                                                         ---------------- --------  --------  --------  --------  -----------
NET ASSET VALUE
 Beginning of period....................................     $  11.68     $  11.83  $  11.69  $  11.56  $  11.06   $  10.74
                                                             --------     --------  --------  --------  --------   --------
OPERATIONS
 Net investment income(1)...............................         0.27+        0.50+     0.45+     0.47+     0.52+      0.57+
 Net realized and unrealized gain (loss) on
  investments...........................................        (0.37)       (0.25)     0.09      0.16      0.45       0.16
                                                             --------     --------  --------  --------  --------   --------
 Total from investment operations.......................        (0.10)        0.25      0.54      0.63      0.97       0.73
                                                             --------     --------  --------  --------  --------   --------
DISTRIBUTIONS
 Dividends from net investment income...................           --        (0.40)    (0.40)    (0.50)    (0.47)     (0.41)
 Distributions from net realized gains on investments...           --           --        --        --        --         --
                                                             --------     --------  --------  --------  --------   --------
 Total distributions....................................           --        (0.40)    (0.40)    (0.50)    (0.47)     (0.41)
                                                             --------     --------  --------  --------  --------   --------
NET ASSET VALUE
 End of period..........................................     $  11.58     $  11.68  $  11.83  $  11.69  $  11.56   $  11.06
                                                             ========     ========  ========  ========  ========   ========
TOTAL RETURN(2).........................................        (0.86)%       2.09%     4.65%     5.58%     8.97%      6.86%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)............     $881,082     $872,349  $833,489  $699,392  $628,639   $531,202
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.55%(6)     0.54%     0.54%     0.55%     0.56%      0.65%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.55%(6)     0.54%     0.54%     0.55%     0.56%      0.65%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.55%(6)     0.54%     0.54%     0.55%     0.56%      0.65%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         4.68%(6)     4.24%     3.85%     4.09%     4.61%      5.18%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         4.68%(6)     4.24%     3.85%     4.09%     4.61%      5.18%
 Portfolio turnover rate................................       116.70%      177.27%   125.02%   197.49%   211.37%    341.70%
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)The fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.
(4)Financial information prior to April 27, 2001 is that of Long-Term Bond Fund.
(5)Unaudited
(6)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                      Diversified Bond Fund -- R Shares
                                                   --------------------------------------------------------------------
                                                                                                      For the period
                                                                     Year ended December 31,         October 1, 2002
                                                   Six months ended -------------------------  (commencement of operations)
                                                   June 30, 2006(3)   2005    2004*    2003*      to December 31, 2002*
                                                   ---------------- -------  -------  -------  ----------------------------
NET ASSET VALUE
 Beginning of period..............................     $ 11.63      $ 11.79  $ 11.65  $ 11.55            $ 11.32
                                                       -------      -------  -------  -------            -------
OPERATIONS
 Net investment income(1).........................        0.25+        0.46+    0.41+    0.23+              0.11+
 Net realized and unrealized gain (loss) on
  investments.....................................       (0.37)       (0.26)    0.09     0.36               0.12
                                                       -------      -------  -------  -------            -------
 Total from investment operations.................       (0.12)        0.20     0.50     0.59               0.23
                                                       -------      -------  -------  -------            -------
DISTRIBUTIONS
 Dividends from net investment income.............          --        (0.36)   (0.36)   (0.49)                --
 Distributions from net realized gains on
  investments.....................................          --           --       --       --                 --
                                                       -------      -------  -------  -------            -------
 Total distributions..............................          --        (0.36)   (0.36)   (0.49)                --
                                                       -------      -------  -------  -------            -------
NET ASSET VALUE
 End of period....................................     $ 11.51      $ 11.63  $ 11.79  $ 11.65            $ 11.55
                                                       =======      =======  =======  =======            =======
TOTAL RETURN(2)...................................       (1.03)%       1.59%    4.30%    5.24%              2.03%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)......     $55,466      $48,376  $28,343  $ 7,898            $     2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements........................        0.90%(4)     0.89%    0.89%    0.90%              0.91%(4)
   After repayments/reimbursements and before
    directed brokerage arrangements...............        0.90%(4)     0.89%    0.89%    0.90%              0.91%(4)
   After repayments/reimbursements and directed
    brokerage arrangements........................        0.90%(4)     0.89%    0.89%    0.90%              0.91%(4)
 Ratios of net investment income to average net
  assets:
   Before repayments/reimbursements and directed
    brokerage arrangements........................        4.33%(4)     3.92%    3.50%    3.54%              3.94%(4)
   After repayments/reimbursements and directed
    brokerage arrangements........................        4.33%(4)     3.92%    3.50%    3.54%              3.94%(4)
 Portfolio turnover rate..........................      116.70%      177.27%  125.02%  197.49%            211.37%(5)
-------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayment and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited)

NOTE 1. Organization
Metlife Investment Funds, Inc. (the "Company") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): MetLife Investment International Stock Fund ("International Stock Fund"), MetLife Investment Small Company Stock Fund ("Small Company Stock Fund"), MetLife Investment Large Company Stock Fund ("Large Company Stock Fund") and MetLife Investment Diversified Bond Fund ("Diversified Bond Fund").

The Funds currently offer two classes of shares: I Shares and R Shares. Both the I Shares and R Shares are authorized to issue up to 100,000,000 shares at a par value of $.01 each. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, (including arrangements under section 403(b) of the Internal Revenue Code), as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code), as permitted by Treasury regulations that require a fee from Fund assets to procure distribution and administrative services to plan participants.

NOTE 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) Securities Valuation
Equity securities, options and futures contracts are valued based on market quotations. Equity securities traded on a national exchange, foreign exchange or over-the-counter markets are valued daily at the last sales price. Equity securities traded on the Nasdaq system are valued at their official closing price. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Debt securities with remaining maturities of more than 60 days are valued using an independent pricing service. In

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

a) Securities Valuation (continued)

determining the value of a particular debt security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market quotations in comparable securities and the relationship between securities. Debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. The Funds value securities or assets without readily-available market quotations at fair value under established procedures approved by the Funds' Directors. A Fund may also use fair value pricing if it determines that the market quotation is not reliable. For example, a Fund may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

b) Financial Instruments
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the equity and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are
(a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

Futures Contracts
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract. At June 30, 2006, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

Options
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

Options (continued)

the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued. The Funds do not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

Repurchase Agreements
The Funds may enter into repurchase agreements with institutions that the MetLife Investment Funds Management LLC or the relevant subadviser has determined are creditworthy wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Dollar Roll Transactions
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as purchase and sales transactions. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. These transactions also present a risk from the potential inability of counterparties to meet their contractual obligations. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2006 was approximately $68,153,020 for the Diversified Bond Fund.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


c) Taxes
It is the Funds' policy to comply with the provisions of the Internal Revenue Code (the "Code") Subchapter M applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income tax provided each Fund distributes as dividends substantially all of its net investment income, if any, and meets certain other requirements. The Funds also intend to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

The Funds also intend to comply with the tax diversification requirements of the code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

d) Distributions
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales and the differing treatment of market to market adjustments on investments in Passive Foreign Investment Companies. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

e) Securities Transactions
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income, including amortization of premium and accretion of discount on securities, is recorded daily.

f) Securities Lending
The Company has entered into a securities lending arrangement with the Company's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Funds' behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. Each Fund receives collateral

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

f) Securities Lending (continued)

at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Company receives 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Funds. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Company bears the risk of any deficiency in the amount of collateral available for return to a borrower due to loss in an approved investment. Funds with outstanding loans at June 30, 2006 are footnoted in the Portfolio of Investments.

g) Allocation of Operating Activity
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration Service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

h) Risks Associated with Foreign Investments
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Subsequently, securities of some foreign issuers may be less liquid and more volatile than domestic issuers due to political and economic instability and lenient governmental supervision and regulation.

i) Delayed Delivery Transactions
The Funds may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


NOTE 3. Management, Subadvisory and Transactions with Affiliates
The Company has entered into a management agreement with MetLife Investment Funds Management LLC ("MIFM"), pursuant to which MIFM manages the investment operations of the Company and administers the Company's affairs. Each Fund pays MIFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. The Company and MIFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. MIFM supervises the subadvisers' performance of advisory services and makes recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. MIFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadviser(s) directly.

MIFM's management fees and subadviser fees for the period ended June 30, 2006 were as follows:

                                          Management Subadviser
                                             Fees       Fees
                                          ---------- ----------
                 International Stock Fund $  719,830 $1,329,568
                 Small Company Stock Fund    588,084    911,502
                 Large Company Stock Fund  1,033,567  1,147,693
                 Diversified Bond Fund     1,152,111    809,193

Each Fund pays its subadviser a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadviser.

Fund & Subadviser                                      Subadviser's Fee
---------------------------------------- ---------------------------------------------
International Stock Fund

- Alliance Bernstein L.P.                .0.55% for first $100 million in assets, plus
                                         .0.50% for next $50 million in assets, plus
                                         .0.40% for assets over $150 million

- Oeschle International Advisors, L.L.C. .0.50% for first $100 million in assets, plus
                                         .0.45% for next $50 million in assets, plus
                                         .0.40% for assets over $150 million

- SSgA Funds Management, Inc.            .0.50% for first $50 million in assets, plus
                                         .0.45% for next $100 million in assets, plus
                                         .0.40% for assets over $150 million

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

Fund & Subadviser                                                       Subadviser's Fee
--------------------------------------------------- ---------------------------------------------------------
Small Company Stock Fund

- TCW Investment Management Company                 .0.50% for first $50 million in assets, plus
  (through 4/30/06)                                 .0.45% for next $50 million in assets, plus
                                                    .0.40% for assets over $100 million

- Delaware Management Company
  (began 5/01/06)                                   .0.50% of assets

- OFI Institutional Asset Management, Inc.          .0.70% for first $100 million in assets, plus
  (formerly known as Babson Capital Management LLC) .0.65% for next $50 million in assets, plus
                                                    .0.60% for assets over $150 million
                                                    .The above fee is reduced by 10% for the period beginning
                                                     October 1, 2005, and extending to and including
                                                     September 30, 2007.

- SSgA Funds Management, Inc.                       .0.08% for first $50 million in assets, plus
                                                    .0.06% for next $50 million in assets, plus
                                                    .0.04% for assets over $100 million
                                                     (minimum $50,000 on an annualized basis)

Large Company Stock Fund

- Smith Barney Fund Management LLC                  .0.45% for first $45 million in assets, plus
                                                    .0.35% for assets over $45 million

- SSgA Funds Management, Inc.                       .0.05% for first $50 million in assets, plus
                                                    .0.04% for next $50 million in assets, plus
                                                    .0.02% for assets over $100 million
                                                     (minimum $50,000 on an annualized basis)

- Wellington Management Company LLP                 .0.45% of assets

Diversified Bond Fund

- Salomon Brothers Asset Management, Inc.           .0.35% for first $50 million in assets, plus
  (through 4/30/06)                                 .0.30% for next $50 million in assets, plus
                                                    .0.25% for assets over $100 million

- Wellington Management Company LLP                 .0.35% for first $50 million in assets, plus
  (began 5/01/06)                                   .0.30% for next $50 million in assets, plus
                                                    .0.15% for assets over $100 million

- SSgA Funds Management, Inc.                       .0.05% in assets

- Western Asset Management Company LLP              .0.25% for first $250 million in assets, plus
                                                    .0.15% for assets over $250 million

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


The Company has entered into an administrative agreement with MIFM pursuant to which MIFM is responsible for recordkeeping, subaccounting and other administrative services for R Shares shareholders. MIFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. MIFM does not currently charge an administrative service fee to investors in the I Shares.

The Company has entered into a distribution and shareholder service agreement with CitiStreet Equities LLC, the Funds' distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan of Distribution, the R shares of each Fund may pay CitiStreet Equities LLC an annual rate of up to 0.25% of the average daily net assets of the R Shares as compensation for distribution and shareholder services.

NOTE 4. Broker Recapture Arrangement
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into brokerage recapture arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. The selection of broker-dealers and the payment of commissions is subject to the standard of best execution.

Under these arrangements for the period ended June 30, 2006, broker dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $16,384, $5,331 and $56,699, respectively.

NOTE 5. Securities Transactions
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the period ended June 30, 2006 were as follows:

                           International Small Company Large Company Diversified
                            Stock Fund    Stock Fund    Stock Fund    Bond Fund
                           ------------- ------------- ------------- ------------
Purchases
    U.S. Government        $         --  $    113,634  $    399,817  $593,207,765
    Non-U.S. Government     100,176,134   256,435,539   118,069,243   161,944,128
                           ------------  ------------  ------------  ------------
    Total                   100,176,134   256,549,173   118,469,060   755,151,893
                           ============  ============  ============  ============

Sales
    U.S. Government                  --            --     3,345,758   575,648,530
    Non-U.S. Government     148,815,394   280,384,219    22,257,485   152,427,378
                           ------------  ------------  ------------  ------------
    Total                   148,815,394   280,384,219    25,603,243   728,075,908
                           ============  ============  ============  ============

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


At June 30, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

                                           International Small Company Large Company   Diversified
                                            Stock Fund    Stock Fund    Stock Fund      Bond Fund
                                           ------------- ------------- ------------- --------------
Federal Income Tax Cost                    $456,887,590  $424,883,312  $736,737,020  $1,014,729,019
Gross Unrealized Appreciation               118,397,352    60,464,606   134,169,097       3,826,592
Gross Unrealized Depreciation                (4,865,113)  (23,881,177)  (51,163,561)    (25,709,307)
                                           ------------  ------------  ------------  --------------
Net Unrealized Appreciation (Depreciation)  113,532,239    36,583,429    83,005,536     (21,882,715)
                                           ============  ============  ============  ==============

NOTE 6. Written Options
The Diversified Bond Fund's activity in written options during the period ended June 30, 2006 was as follows:

                                                   Number of
                                                    Options  Premiums
                                                   --------- --------
          Options Outstanding at December 31, 2005    171    $ 88,886
              Options Written.....................    458     188,424
              Options Expired.....................   (174)    (93,074)
              Options Boughtback..................   (114)    (53,777)
                                                     ----    --------
          Options Outstanding at June 30, 2006....    341    $130,459
                                                     ====    ========

NOTE 7. Federal Income Taxes
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2005 which is available to offset future capital gains, if any.

                                Capital Loss Carryforward Expiration Date
                                ------------------------- ---------------
       International Stock Fund        $ 6,583,456             2011
                                       ===========
       Large Company Stock Fund        $ 8,259,125             2009
                                       ===========
                                       $54,462,464             2010
                                       ===========
                                       $ 8,067,838             2011
                                       ===========
       Diversified Bond Fund...        $ 9,735,665             2009
                                       ===========
                                       $ 1,566,134             2013
                                       ===========

NOTE 8. Subsequent Event
It is expected that during 2006, MetLife Securities, Inc., 200 Park Avenue, New York, NY, will become distributor of the shares of the Company replacing CitiStreet Equities LLC. MetLife Securities, Inc. is a wholly-owned subsidiary of MetLife, Inc. and is an affiliate of the Company.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited)


                  Approval of Investment Advisory Agreements

Approval of New Subadvisory Agreements - February 2006

On February 16, 2006, the full Board of Directors (the "Board") of the MetLife Investment Funds, Inc. (the "Company"), including all Directors who are not interested persons of the Company, as defined by the Investment Company Act of 1940 (the "Independent Directors"), met in person to discuss the proposed changes to the subadvisers of the Diversified Bond Fund and the Small Company Stock Fund. The Board received and considered a variety of information about Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware Investments") and OFII Asset Management ("OFII"), including information about the organization and key personnel of each firm; the investment experience, investment philosophies and processes of each firm; their past performance in managing other funds and accounts; and their plan for staffing and managing their respective portions of the Funds. The Board also received and considered information regarding the transition costs expected in connection with the proposed subadviser changes.

After presentations by MetLife Investment Funds Management LLC (the "Manager"), Wellington Management, Delaware Investments and OFII, the Board, at the February 16, 2006 meeting, voted unanimously to approve the proposed subadvisory agreements with Wellington Management, Delaware Investments and OFII, and to terminate prior agreements with Salomon Brothers and TCW.

The Board determined that the proposed subadvisory agreements were in the best interests of investors in the Funds. In making that determination, the Board, including the Independent Directors advised by independent counsel, considered a variety of factors, including those discussed below.

Wellington Management

The Nature, Extent and Quality of Services Provided by the Subadviser

The Board considered information regarding the nature, extent and quality of the services that would be provided by Wellington Management to the Diversified Bond Fund.

The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund's investment objective and policies.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


With respect to the quality of services, the Board considered, among other things, the background and experience of Wellington Management personnel, including the proposed portfolio management team; the proposed investment strategy; information about Wellington Management and its financial condition; and Wellington Management's investment and compliance policies and procedures. The Board considered reports from the Manager and its consultant analyzing Wellington Management and the current subadvisers.

The Board considered a report from the Company's Chief Compliance Officer ("CCO") regarding his review of Wellington Management's compliance policies and procedures. Based on the CCO's report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

The Board concluded that the Fund would benefit from the services to be provided by Wellington Management.

Investment Performance of the Fund and the Subadviser

The Board considered information about the investment performance of the Diversified Bond Fund, each current subadviser and Wellington Management. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also considered information on the performance of Wellington Management using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a similar strategy. The Board concluded that the Fund would benefit from a change to Wellington Management as a subadviser.

Costs of Services to be Provided by Subadviser and Profits to be Realized by Subadviser

The Board considered the proposed subadvisory fee schedule, which is lower than the fee schedule in place with Salomon Brothers, the subadviser to be replaced by Wellington Management, as well as lower than the fee schedule proposed by the alternate subadviser candidate. The Board considered that, based on the portion of the Fund's current assets managed by Salomon Brothers, the annualized subadvisory fee rate for Salomon Brothers was 0.28% as compared to 0.21% under the fee schedule proposed by Wellington Management. The Board considered that the comparative fee information it reviewed in May 2005 showed that the Fund had relatively low expenses, versus comparable funds, and that the proposed agreement provided for reduced fees. The Board also considered that the Manager negotiated the proposed subadvisory fee on behalf of the Fund with Wellington Management, who is not an affiliate of the Manager. Because the engagement of Wellington Management is new, there

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Wellington Management was fair and reasonable.

Economies of Scale

The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit of investors. The Board noted that the proposed subadvisory fee included "breakpoints" (i.e., reductions in the percentage fee rate) at $50 million and $100 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. The Board also noted that, although there was no additional breakpoint over $100 million, the fee rate over $100 million was 0.10% less for Wellington Management than for Salomon Brothers. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

Ancillary Benefits Realized by Subadviser

The Board considered ancillary benefits received by Wellington Management as a result of serving as subadviser to the Fund. In particular, Wellington Management provided information regarding its brokerage allocation policies and stated that it did not expect that it or its affiliates would receive any other ancillary benefits under the proposed subadvisory agreement.

Conclusion

Based on the factors discussed above, the Board approved Wellington Management as a new subadviser for the Diversified Bond Fund.

Delaware Investments

The Nature, Extent and Quality of Services Provided by the Subadviser

The Board considered information regarding the nature, extent and quality of the services that would be provided by Delaware Investments to the Small Company Stock Fund.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund's investment objective and policies.

With respect to the quality of services, the Board considered, among other things, the background and experience of Delaware Investments personnel, including the proposed portfolio management team; the proposed investment strategy; information about Delaware Investments, its affiliates and its financial condition; and Delaware Investments' investment and compliance policies and procedures. The Board considered reports from the Manager and its consultant analyzing Delaware Investments and the current subadvisers.

The Board considered a report from the Company's CCO regarding his review of Delaware Investments' compliance policies and procedures. Based on the CCO's report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

The Board concluded that the Fund would benefit from the services to be provided by Delaware Investments.

Investment Performance of the Fund and the Subadviser

The Board considered information about the investment performance of the Small Company Stock Fund, each current subadviser and Delaware Investments. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also considered information on the performance of Delaware Investments using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to Delaware Investments as the value subadviser.

Costs of Services to be Provided by Subadviser and Profits to be Realized by Subadviser

The Board considered the proposed subadvisory fee schedule, which is higher than the fee schedule in place with TCW, the current value subadviser. The Board considered that, based on the portion of the Fund's current assets managed by TCW, the annualized subadvisory fee rate for TCW was 0.45% as compared to 0.50% under the fee schedule proposed by Delaware Investments. The Board considered that the fees charged by TCW were relatively low and that

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

the fee proposed by the final alternative candidate was higher than that proposed by Delaware Investments, whose fee was lower than the median. The Board also considered that the Manager, on behalf of the Fund, had negotiated Delaware Investments' proposed subadvisory fee downward and that Delaware Investments is not an affiliate of the Manager. Because the engagement of Delaware Investments is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Delaware Investments was fair and reasonable.

Economies of Scale

The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit of investors. The Board noted that although the proposed subadvisory fee did not include any "breakpoints" (i.e., reductions in the percentage fee rate), the Manager had negotiated a relatively low fee rate overall and that Fund investors would receive the benefit of that relatively low subadvisory fee rate. Accordingly, the Board concluded that the absence of breakpoints was acceptable.

Ancillary Benefits Realized by Subadviser

The Board considered ancillary benefits received by Delaware Investments and its affiliates as a result of serving as subadviser to the Fund. In particular, Delaware Investments provided information regarding its brokerage allocation and soft dollar policies. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

Conclusion

Based on the factors discussed above, the Board approved Delaware Investments as the new subadviser for the value portion of the Small Company Stock Fund.

OFII

The Nature, Extent and Quality of Services Provided by the Subadviser

The Board considered information regarding the nature, extent and quality of the services that would be provided by OFII to the Small Company Stock Fund.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund's investment objective and policies.

With respect to the quality of services, the Board considered, among other things, the background and experience of OFII personnel, including the proposed portfolio management team; the proposed investment strategy; information about OFII, its affiliates and its financial condition; and OFII's investment and compliance policies and procedures. The Board considered reports from the Manager and its consultant analyzing OFII and the current subadvisers.

The Board considered a report from the Company's CCO regarding his review of OFII's compliance policies and procedures. Based on the CCO's report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

The Board concluded that the Fund would benefit from the services to be provided by OFII.

Investment Performance of the Fund and the Subadviser

The Board considered information about the investment performance of the Small Company Stock Fund, each current subadviser and OFII. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also considered information on the performance of OFII using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to OFII as the growth subadviser.

Costs of Services to be Provided by Subadviser and Profits to be Realized by Subadviser

The Board considered the proposed subadvisory fee schedule, which is the same as the fee schedule in place with Babson Capital, the current growth subadviser. The Board determined that its previous analysis of comparative fees and profitability remained valid (because there was no proposed fee change and the new agreement simply reflected the move of the portfolio management team from one affiliate to another). Based on these factors, the Board concluded that the subadvisory fee under the new agreement with OFII was fair and reasonable.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


Economies of Scale

The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit for investors. The Board noted that the proposed subadvisory fee included "breakpoints" (i.e., reductions in the percentage fee rate) at $100 million and $150 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

Ancillary Benefits Realized by Subadviser

The Board considered ancillary benefits received by OFII and its affiliates as a result of serving as subadviser to the Fund. In particular, OFII provided information regarding its brokerage allocation and soft dollar policies. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

Conclusion

Based on the factors discussed above, the Board approved OFII as the new subadviser for the growth portion of the Small Company Stock Fund.

Annual Re-Approval of Advisory Agreements - May 2006

On May 18, 2006, the full Board of the Company, including all the Independent Directors, met in person to consider the annual re-approval of the Company's advisory agreements, including the management agreement with the Manager and the subadvisory agreements with all the current subadvisers (other than the new subadvisers approved at the February meeting and discussed above). Subadvisory agreements with the following subadvisers were considered for annual re-approval:

  .   MetLife Investment International Stock Fund:
     .   Alliance Bernstein L.P. ("Alliance Bernstein")
     .   Oechsle International Advisors LLC ("Oechsle")
     .   SSgA Funds Management, Inc. ("SSgA")

  .   MetLife Investment Small Company Stock Fund:
     .   SSgA

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


  .   MetLife Investment Large Company Stock Fund:
     .   Wellington Management Company, LLP ("Wellington Management")
     .   Smith Barney Fund Management LLC ("Smith Barney")
     .   SSgA

  .   MetLife Investment Diversified Bond Fund:
     .   Western Asset Management Company ("Western Asset")
     .   SSgA

The Board requested, received, and considered a variety of information about the Manager and the subadvisers, such as information about the organization and key personnel of each firm; the investment experience, investment philosophies, and processes of each firm; comparative performance, fee, and expense information; estimated profitability information; and financial information. The Board's evaluation of the agreements also was informed by reports and other information that it receives on an on-going basis, including at regular quarterly and other Committee and Board meetings, such as in-person reports from subadviser portfolio managers; monthly and quarterly performance reports; quarterly compliance reports from the Company's CCO; and quarterly reports on portfolio brokerage and soft dollar commissions.

After presentations by the Manager, the Board voted unanimously to approve the continuation of the current management and subadvisory agreements. The Board determined that the continuation of the agreements was in the best interests of the Funds and its investors. In making that determination, the Board, including the Independent Directors advised by independent counsel, considered a variety of factors, including those discussed below.

The Nature, Extent and Quality of Services Provided

The Board considered information regarding the nature, extent, and quality of the services provided by the Manager and the subadvisers.

With respect to the nature and extent of the services, the Board considered, among other things, the services provided by the Manager in overseeing the subadvisers and administering the Funds, and the day-to-day portfolio management services provided by the subadvisers. The Board considered that the nature and extent of the services under the agreements were consistent with services generally provided by mutual fund advisers.

With respect to the quality of the services, the Board considered, among other things, the background and experience of each adviser's personnel, including the portfolio management team; the investment strategy; information about the advisory firm, its affiliates, and its financial condition; and its investment and compliance policies and procedures.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


The Board also considered a report from the Company's CCO regarding the annual review of the Company's compliance policies and procedures (the "Compliance Program"). The Compliance Program includes review of the policies and procedures of the Funds' service providers, including the Manager and each subadviser. The CCO's report noted that the CCO's staff conducted a detailed review of each subadviser's compliance program, including onsite due diligence visits by the office of the CCO and a review of the subadvisers' reports documenting their annual reviews. The CCO's report concluded that the Compliance Program is reasonably designed to prevent and detect violations of the federal securities laws and that the Compliance Program is adequate to address the compliance concerns of the Company.

The Board concluded that the Funds would benefit from the continuation of services provided by the Manager and the subadvisers.

Investment Performance of the Funds

The Board considered information about the investment performance of the Funds and each subadviser. The information included quarterly reports provided by the Manager on the performance of the Funds and the subadvisers, as well as comparisons of that performance to benchmarks and to performance of other mutual funds. The information included composite performance data for each subadviser for accounts managed in a style similar to the applicable Fund. The Board concluded that approval of the continuation of the advisory agreements was appropriate in light of the investment performance of the Funds and the actions taken by the Company, the Manager, and the subadvisers to improve performance, including recently replacing two previous subadvisers (as approved at the February meeting and discussed above).

Costs of Services to be Provided and Profits to be Realized

The Board considered estimates by the Manager of its costs of providing services to the Funds and its profitability on a Fund-by-Fund basis. The Board also considered information from the subadvisers regarding their estimated profitability. The Board also considered information regarding potential ancillary benefits, including brokerage transactions effected by affiliates and soft dollar arrangements. The Board also noted that the Manager does not direct portfolio transactions to specific broker-dealers, and therefore the Manager received no soft dollar or similar benefits. The Board also considered that the Manager and its affiliates received distribution and administration fees with respect to the R Shares class.

The Board determined that the current fees for the Manager and the subadvisers were fair and reasonable.

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)


Economies of Scale

The Board considered the extent to which the Manager and the subadvisers would realize economies of scale as the Funds grow, and whether the fee levels in the agreements reflect those economies of scale for the benefit of investors.

The Board noted that the Manager's fee is set at 0.25% of net assets. The Board also received overall comparative fee information and considered the estimates of profitability provided by the Manager. The Board concluded that, although the Manager's fee does not include "breakpoints" (i.e., reductions in the percentage fee rate at set levels of net assets), the fee rate is appropriate at current asset levels.

The Board noted that the subadvisory fee rates for all but two of the subadvisory agreements included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds receive the benefit of those breakpoints. The Board concluded that the subadvisory fee rates with breakpoints provided an opportunity for investors in the Funds to benefit from economies of scale as the Funds grow. The Board noted that two of the subadvisory agreements (i.e., Wellington Management for Large Company Stock Fund and SSgA for the Diversified Bond Fund) did not include breakpoints. For those subadvisory fee rates, the Board considered the size of the fee rate, comparative fee information, and the assets managed by the subadviser and concluded that the absence of breakpoints was acceptable at current asset levels.

Personnel and Methods of Operations

The Board considered information regarding the personnel and methods of operations of the Manager and each subadviser. The Board also considered a report from the Company's CCO on the annual review of the Company's Compliance Program, discussed above. The Manager informed the Board that it believes that the Codes of Ethics of the Manager and the subadvisers are reasonable and appropriate. The Board concluded that the Funds benefited from the personnel and method of operations of the Manager and the subadvisers.

Comparative Fee and Expense Information

The Board considered comparative fee and expense information for each subadviser and each Fund. In particular, the Manager provided fee and expense information for other groups of comparable mutual funds ("peer groups"), which was obtained from sources independent of the Manager, and compared that information to the fee and expense information for the Funds and the subadvisers for the year ended December 31, 2005. The information showed that the advisory fee and the expense ratios for each Fund were lower than the median fund in the applicable peer group. The information also showed that the expense ratios for each separately

 Additional Information
 MetLife Investment Funds, Inc. / June 30, 2006 (Unaudited) (continued)

managed segment of each Fund were equal to or lower than the median fund in the applicable peer group, with the exception of one segment which was in the 55/th/ percentile. The Board concluded that the advisory fees and overall expense ratios for the Funds were reasonable.

Broker Selection and Portfolio Transactions

The Board considered information regarding subadviser policies for the selection of broker-dealers for portfolio transactions, including information on the best execution standard, soft dollar arrangements, and use of affiliated broker-dealers. The Manager also provided information regarding its brokerage recapture program. The Manager also informed the Board that it had reviewed the subadviser brokerage policies and reports and that it was comfortable with each subadviser's procedures and processes. The Board determined that the brokerage polices and practices of the Funds and their subadvisers were reasonable.

Financial Condition

The Manager and each subadviser provided information regarding its financial condition. The Board concluded that the financial condition of each adviser was satisfactory.

Conclusion

Based on the factors discussed above, the Board voted unanimously to approve the continuation of the current advisory agreements with the Funds' Manager and subadvisers described above.

                      Additional Reports and Proxy Voting

A description of the policies that the MetLife Investment Funds, Inc. (the "Company") uses to determine how to vote proxies relating to portfolio securities and information about how the funds of the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2005 is available without charge, upon request, by calling 1-800-242-7884 and on the Securities and Exchange Commission's web-site at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by the prospectus for the MetLife Investment Funds for individuals that are not current shareholders of the Funds.

                                    [GRAPHIC]

MetLife Investment
Funds, Inc.
                                                   [GRAPHIC]

             (C) Copyright 1993-2006 MetLife Investment Funds Management LLC

ITEM 2. Code of Ethics

        Not applicable to this semi-annual filing.

ITEM 3. Audit Committee Financial Expert

        Not applicable to this semi-annual filing.

ITEM 4. Principal Accountant Fees and Services

        Not applicable to this semi-annual filing.

ITEM 5. Audit Committee of Listed Registrants

        Not applicable to this semi-annual filing.

ITEM 6. Schedule of Investments

        Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

ITEM 9 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

        Not applicable.

ITEM 10 Submission of Matters to a Vote of Security Holders

        Not applicable.

ITEM 11. Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Exhibits

(a)(1)   Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MetLife Investment Funds, Inc.

Date: August 28, 2006               By: /s/ Alan C. Leland
                                        ----------------------------------
                                        Alan C. Leland
                                        President and Chief Executive
                                        Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 28, 2006               By: /s/ Alan C. Leland
                                        ----------------------------------
                                        Alan C. Leland
                                        President and Chief Executive
                                        Officer

Date: August 28, 2006               By: /s/ Peter H. Duffy
                                        ----------------------------------
                                        Peter H. Duffy
                                        Treasurer and Chief
                                        Financial and Accounting Officer

                                 EXHIBIT LIST
                                 ------------

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.